                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SILVERADO FOODS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         NOT APPLICABLE
         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         NOT APPLICABLE
         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         THE FILING FEE HAS BEEN COMPUTED PURSUANT TO RULE 0-11(c)(2) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. PURSUANT TO SUCH RULE, THE AGGREGATE AMOUNT OF CASH, SECURITIES AND OTHER PROPERTY TO BE RECEIVED BY THE REGISTRANT FOR THE PROPOSED TRANSACTION IS $22,600,000 IN CASH AND AN ADDITIONAL $8,000,000 IN CASH IF CERTAIN PERFORMANCE CRITERIA ARE MET.
         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         $30,600,000
         ---------------------------------------------------------------------

     (5) Total fee paid:

         $6,120
         ---------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             SILVERADO FOODS, INC.
                         6846 SOUTH CANTON, SUITE 110
                            TULSA, OKLAHOMA  74136


                               November 25, 1998


Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Silverado Foods, Inc. (the "Company") to be held at the AmeriSuites hotel located at 7037 South Zurich Avenue, Tulsa, Oklahoma 74136, on Tuesday, December 22, 1998, at 10:00 a.m., local time (the "Meeting"). A notice of the Meeting, a Proxy Statement and a proxy card accompany this letter. Also enclosed is a copy of the Company's 1997 Annual Report.

     At the Meeting, you will be asked to consider and vote upon a number important proposals, one of which is the approval and adoption of (a) the Agreement of Stock Purchase and Sale dated as of August 14, 1998, as amended on October 28, 1998 (as amended, the "Sale Agreement") by and among the Company, Mom's Best Services, Inc., a wholly-owned subsidiary of the Company ("Existing Sub"); and Swander Pace Capital Fund, L.P., SPC GP Fund, LLC, SPC Executive Advisers Fund, LLC, SPC Associates Fund, LLC, and Silver Brands Partners, L.P., as the buyers (collectively, "Buyer"), (b) the sale (the "Sale") of substantially all of the business, operations and assets of the Company's Nonni's(R) Biscotti business to Buyer through a recapitalization of Existing Sub, as contemplated by the Sale Agreement, and (c) the sale of the remaining operating assets of the Company following the Sale.

     The value realizable by the Company pursuant to the Sale Agreement is approximately $28 million, including approximately (i) $15.9 million in cash at closing (subject to adjustments), (ii) up to $3 million to be paid after closing depending on the Nonni's(R) Biscotti business having achieved certain EBITDA (earnings before interest, taxes, depreciation and amortization) targets for the period ending December 31, 1998, (iii) a 10% minority investment in the common equity of the Existing Sub that the Company would retain, and (iv) up to $8 million under two separate earn-out provisions. Payments under the earn-out provisions would be contingent on the Nonni's(R) Biscotti business achieving certain EBITDA targets for the periods ending March 1999, and October 1999.

     The Company plans to sell its remaining operating assets and discontinue its business as a manufacturer and marketer of branded specialty baked goods.
At such time the Company will have no further operating business and the Board of Directors intends to concentrate its efforts on exploring opportunities to acquire a new business. The Board of Directors has elected at this time not to liquidate the Company and distribute its cash to the shareholders upon consummation of the Sale, as the Board believes that the acquisition of a business with growth potential has the potential to create a greater return for the shareholders than the distribution of the Company's cash. Accordingly, a vote in favor of the Sale will effectively constitute a vote in favor of selling all of the operating assets of the Company's business and changing the nature of the business of the Company. Depending on the structure of a future transaction, if any, the shareholders of the Company may not have an opportunity to vote upon any future proposal to acquire a new business.

     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE SALE IS FAIR AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS AUTHORIZED THE SALE (SUBJECT TO SHAREHOLDER APPROVAL) AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SALE. In arriving at its recommendation, the Board gave careful consideration to a number of factors, as described in the enclosed Proxy Statement, including the opinion of its financial advisor, Penn Hudson Financial Group, Inc. ("Penn Hudson") to the effect that the consideration to be received by the Company for the Sale is fair, from a financial point of view, to the Company and its shareholders. The written opinion of Penn Hudson is attached as Appendix B to the Proxy Statement, which you are urged to read in its entirety for a description of the assumptions made, the matters considered and procedures followed by Penn Hudson.

     In addition to the Sale, you will be asked to consider and act upon a proposal to issue, in accordance with the rules of the American Stock Exchange, Inc., up to 6,000,000 shares of the Company's common stock to Steve Sirianni, Tim Soldati and Rich Martin pursuant to certain agreements entered into between the Company and these individuals. The stock issuance represents consideration payable by the Company to such individuals for the termination of certain royalty and employment agreements that were entered into in connection with the Company's acquisition of certain assets relating to the Nonni's(R) Biscotti business in 1993. The amount of stock the Company will be obligated to issue depends upon the market price of the stock at the time the obligations are paid. If the Company were required to issue all of the 6,000,000 shares it would equal approximately 28% of the Company's currently issued and outstanding common stock.

     The Company determined that the cost of the compensation payable to such individuals under the agreements relating to the Nonni's acquisition was greater than the cost of the consideration payable for the termination of such agreements. Accordingly, the Board of Directors has previously approved the termination agreements and believes that it is desirable and in the best interest of the Company to issue up to 6,000,000 shares of the Company's common stock in accordance with the termination agreements.

     The matters to be considered at the Meeting, and especially the Sale, are of great importance to the Company and its shareholders. Details of the Sale, as well as the other proposals to be considered and voted upon at the Meeting, appear in the accompanying Proxy Statement, which you should read carefully.

     We look forward to greeting personally those shareholders who are able to be present at the Meeting; however, whether or not you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention will be greatly appreciated.

                                    Very truly yours,

                                    /s/ LAWRENCE D. FIELD
                                    Lawrence D. Field
                                    Chairman of the Board

                             SILVERADO FOODS, INC.
                         6846 SOUTH CANTON, SUITE 110
                             TULSA, OKLAHOMA 74136

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 22, 1998

To the Shareholders of
SILVERADO FOODS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Silverado Foods, Inc., an Oklahoma corporation (the "Company"), will be held at the AmeriSuites hotel located at 7037 South Zurich Avenue, Tulsa, Oklahoma 74136, on Tuesday, December 22, 1998, at 10:00 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to approve and adopt (a) the Agreement of Stock Purchase and Sale dated as of August 14, 1998, as amended on October 28, 1998 (as amended, the "Sale Agreement"), by and among the Company, Mom's Best Services, Inc., a Florida corporation and a wholly-owned subsidiary of the Company ("Existing Sub"); and Swander Pace Capital Fund, L.P. ("Swander Capital"), SPC GP Fund, LLC ("SPC GP"), SPC Executive Advisers Fund, LLC ("SPC Executive"), SPC Associates Fund, LLC ("SPC Associates," and together with Swander Capital, SPC GP and SPC Executive, collectively referred to as "Swander Pace") and Silver Brands Partners, L.P. ("Silver Brands," and together with Swander Pace, collectively referred to as the "Buyer"), as buyers, (b) the sale (the "Sale") of substantially all of the business, operations and assets of the Company's Nonni's/(R)/ Biscotti business to the Buyer through a recapitalization of Existing Sub, as contemplated by the Sale Agreement, and (c) the sale of the remaining operating assets of the Company following the Sale;

     2. To approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's Common Stock;

     3. To consider and vote upon a proposal to confer and restore full voting rights to control shares of the Common Stock of the Company held by Lawrence D. Field in accordance with Section 1153 of the Oklahoma General Corporation Act;

     4. To elect six directors for one-year terms;

     5. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for 1998;

     6. To consider and vote upon a proposal to approve an adjournment or postponement of the Meeting to another date or place for a period of not more than 30 days for the purpose of soliciting additional proxies if the number of shares of Common Stock of the Company, represented at the Meeting or by proxy is insufficient to constitute a quorum or, if a quorum is present, there are not sufficient votes at the time of the Meeting to approve the foregoing proposals; and

     7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     All of the above matters are more fully described in the accompanying Proxy Statement, which you should read carefully.

     The Board of Directors has fixed the close of business on November 24, 1998, as the record date for the meeting, and only holders of the Company's Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                    By Order of the Board of Directors,

                                    /s/ DIANE T. WOOD
                                    Diane T. Wood
                                    Secretary

Tulsa, Oklahoma
November 25, 1998


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             SILVERADO FOODS, INC.
                         6846 SOUTH CANTON, SUITE 110
                             TULSA, OKLAHOMA 74136

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 22, 1998

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Silverado Foods, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on December 22, 1998, at 10:00 a.m., local time, or at any adjournment thereof (the "Meeting"), at the AmeriSuites hotel located at 7037 South Zurich Avenue, Tulsa, Oklahoma 74136, for the purposes set forth in the accompanying Notice of Annual Meeting.

     At the Meeting, the shareholders of the Company will be asked to consider and vote upon a number of important proposals, including a proposal to approve and adopt (a) the Agreement of Stock Purchase and Sale dated as of August 14, 1998, as amended on October 28, 1998 (as amended, the "Sale Agreement"), by and among the Company, Mom's Best Services, Inc., a Florida corporation and a wholly-owned subsidiary of the Company ("Existing Sub"); and Swander Pace Capital Fund, L.P. ("Swander Capital"), SPC GP Fund, LLC ("SPC GP"), SPC Executive Advisers Fund, LLC ("SPC Executive"), SPC Associates Fund, LLC ("SPC Associates," and together with Swander Capital, SPC GP, and SPC Executive, collectively referred to as "Swander Pace") and Silver Brands Partners, L.P. ("Silver Brands," and together with Swander Pace, collectively referred to as the "Buyer"), as the buyers, (b) the sale (the "Sale") of substantially all of the business, operations and assets of the Company's Nonni's/(R)/ Biscotti business to the Buyer through a recapitalization of Existing Sub, as contemplated by the Sale Agreement, and (c) the sale of the remaining operating assets of the Company following the Sale. The value obtainable by the Company under the Sale Agreement is approximately $28 million, comprised of $17 million in cash and the 10% equity retention in Existing Sub (the cash portion is estimated to be approximately $15.9 million), up to $3 million to be paid following the closing of the Sale and up to $8 million in earn-out payments.

     The Company plans to sell its remaining operating assets and discontinue its business as a manufacturer and marketer of branded specialty baked goods and as a retail snack tray operator. At such time the Company will have no further operating business and the Board of Directors intends to concentrate its efforts on exploring opportunities to acquire a new business. Accordingly, a vote in favor of the Sale will effectively constitute a vote in favor of selling all of the operating assets of the Company's business and changing the nature of the business of the Company. Depending on the structure of a future transaction, if any, the shareholders of the Company may not have an opportunity to vote upon any future proposal to acquire a new business. See "Proposal No. 1 - The Sale Transaction--Conduct of Business Following the Sale; Use of Proceeds."

     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE SALE IS FAIR AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS AUTHORIZED THE SALE AGREEMENT AND THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED THEREIN, THE SALE (SUBJECT TO SHAREHOLDER APPROVAL) AND THE SALE OF THE REMAINING OPERATING ASSETS OF THE COMPANY (COLLECTIVELY, THE "SALE TRANSACTION") AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE SALE TRANSACTION.

     The shareholders of the Company will also consider and vote upon the other proposals set forth in this Proxy Statement and upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy card and related materials are first being mailed to the Company's shareholders on or about November 30, 1998.

                             AVAILABLE INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed by the Company can be inspected and copied at the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain regional offices of the Commission located at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and at 7 World Trade Center, 13/th/ Floor, New York, New York 10048. Copies of such information can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the World Wide Web which can be accessed over the Internet at (http://www.sec.gov). In addition, material filed by the Company can also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Street, New York, New York 10006.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     IN ACCORDANCE WITH THE RULES OF THE COMMISSION, THIS PROXY STATEMENT INCORPORATES BY REFERENCE CERTAIN INFORMATION WITH RESPECT TO THE COMPANY THAT IS NOT INCLUDED HEREIN. THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, AND UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF ANY AND ALL OF THE INFORMATION THAT HAS BEEN INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT (NOT INCLUDING EXHIBITS TO THE INFORMATION THAT IS INCORPORATED BY REFERENCE UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO THE INFORMATION THAT THIS PROXY STATEMENT INCORPORATES). SUCH A REQUEST IS TO BE DIRECTED TO DIANE T. WOOD, SECRETARY, SILVERADO FOODS, INC., 6846 SOUTH CANTON, SUITE 110, TULSA, OKLAHOMA 74136 (TELEPHONE NUMBER: (918) 496-2400).

     This Proxy Statement incorporates by reference the following documents filed by the Company with the Commission (Commission File No. 1-13260):

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

          2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998, and September 30, 1998; and

          3. The Company's Current Reports on Form 8-K dated February 11, 1998, and June 29, 1998.

     Any statement contained in a document incorporated by reference herein or contained herein shall be deemed to be modified or superseded to the extent that a statement herein or in a document subsequently incorporated by reference herein shall modify or supersede such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. Subject to the foregoing, all information appearing in this Proxy Statement is qualified in its entirety by the information appearing in the documents incorporated herein by reference.

                               TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
GENERAL INFORMATION...................................................................................     1

AVAILABLE INFORMATION.................................................................................     2

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.....................................................     2

THE MEETING...........................................................................................     6
        Date, Time and Place of the Meeting...........................................................     6
        Matters to Be Considered at the Meeting.......................................................     6
        Vote Required.................................................................................     6
        Voting of Proxies.............................................................................     7
        Revocability of Proxy.........................................................................     7
        Record Date; Shares Entitled to Vote; Quorum..................................................     7
        Solicitation of Proxies.......................................................................     7

PROPOSAL NO. 1 - THE SALE TRANSACTION.................................................................     7
        Background of the Sale........................................................................     7
        Reasons for the Sale; Recommendation of the Board of Directors................................    10
        Certain Information Concerning the Buyer......................................................    12
        Opinion of Financial Advisor..................................................................    13
        Conduct of Business Following the Sale; Use of Proceeds.......................................    15
        Risk Factors Relating to the Company's Business After the Sale................................    18
        Accounting Treatment..........................................................................    21
        Material Federal Income Tax Consequences......................................................    21
        Interests of Certain Persons in the Sale......................................................    21
        No Appraisal Rights...........................................................................    22

THE SALE AGREEMENT....................................................................................    23
        General.......................................................................................    23
        Year-End Payment..............................................................................    24
        Earn-Out Payments.............................................................................    24
        Assets and Liabilities to be Transferred......................................................    25
        Representations and Warranties................................................................    25
        Covenants.....................................................................................    26
        Covenant Not to Compete.......................................................................    27
        Conditions....................................................................................    27
        Indemnification...............................................................................    28
        Termination...................................................................................    28
        Expenses......................................................................................    29
        Voting Agreement..............................................................................    29
        Employment Agreement..........................................................................    29
        Additional Agreements.........................................................................    29

PROPOSAL NO. 2 - AMENDMENT OF THE CERTIFICATE
        OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT..............................................    30
        General.......................................................................................    30
        Purposes of the Reverse Stock Split...........................................................    30

        Effectiveness of the Reverse Stock Split......................................................    31
        Certificates and Fractional Shares............................................................    31
        Certain Effects of the Reverse Stock Split....................................................    31
        Material Federal Income Tax Consequences......................................................    32
        Miscellaneous.................................................................................    33
        Recommendation and Vote.......................................................................    33

PROPOSAL NO. 3 - APPROVAL OF CONTROL SHARES...........................................................    33
        General.......................................................................................    33
        Oklahoma Control Share Provisions.............................................................    33
        Notice of Control Share Acquisition...........................................................    34
        Purpose of Approval of Control Shares.........................................................    34
        Shares to be Counted in Determining Quorums and Majorities....................................    34
        No Appraisal Rights...........................................................................    34
        Summary of the Control Shares Act Not Definitive..............................................    34
        Recommendation and Vote.......................................................................    35

PROPOSAL NO. 4 - ELECTION OF DIRECTORS................................................................    35
        Nominees for Directors........................................................................    36
        Compensation of Directors.....................................................................    37
        Meetings and Committees of the Board of Directors.............................................    37

PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OFINDEPENDENT PUBLIC ACCOUNTANTS.........................    38

PROPOSAL NO. 6 - ADJOURNMENT OR POSTPONEMENT OF THE MEETING...........................................    38

SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA............................................    38
        Selected Historical Financial Data............................................................    38
        Selected Unaudited Pro Forma Financial Data...................................................    39

COMPARATIVE PER SHARE INFORMATION.....................................................................    40

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
        FINANCIAL CONDITION AND RESULTS OF OPERATIONS.................................................    40
        Period to Period Comparisons..................................................................    41
        Liquidity and Capital Resources...............................................................    44
        Inflation.....................................................................................    46
        Year 2000.....................................................................................    46

RECENT DEVELOPMENTS...................................................................................    46

DESCRIPTION OF BUSINESS...............................................................................    47
        Company History...............................................................................    47
        Current Business..............................................................................    47
        Property......................................................................................    48
        Future Business Strategy......................................................................    48

FORWARD LOOKING STATEMENTS............................................................................    48

PRINCIPAL SHAREHOLDERS AND
        SECURITY OWNERSHIP OF MANAGEMENT..............................................................    49

MARKET PRICE DATA AND DIVIDEND POLICY.................................................................    50

EXECUTIVE COMPENSATION................................................................................    51
        Summary Compensation Table....................................................................    51
        Options/SAR Grants in the Last Fiscal Year....................................................    52
        Aggregated Option/SAR Exercises in Last Fiscal Year
                and FY-End Option/SAR Values..........................................................    52
        Employment Agreements and Change
                in Control Arrangements...............................................................    52
        Report of the Compensation Committee of the
                Board of Directors on Executive Compensation..........................................    52
        Compensation Committee Interlocks and Insider Participation...................................    54
        Performance Graph.............................................................................    54

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...............................................    55

OTHER MATTERS.........................................................................................    55
        Matters Which May Come Before the Meeting.....................................................    55
        Proposals of Shareholders.....................................................................    55

INDEX TO PRO FORMA FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS......................................   F-1

APPENDIX A - SALE AGREEMENT...........................................................................   A-1

APPENDIX B - FAIRNESS OPINION OF PENN HUDSON FINANCIAL GROUP, INC.....................................   B-1

APPENDIX C - ACQUIRING PERSON STATEMENT...............................................................   C-1

                                  THE MEETING

DATE, TIME AND PLACE OF THE MEETING

     The Meeting will be held on December 22, 1998, at 10:00 a.m., local time, or at any adjournment or postponement thereof, at 7037 South Zurich Avenue, Tulsa, Oklahoma 74136, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

MATTERS TO BE CONSIDERED AT THE MEETING

     At the Meeting the Company's shareholders will be asked to consider and vote upon the following matters: (i) a proposal to approve the Sale Transaction;
(ii) a proposal to approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's Common Stock; (iii) a proposal to confer and restore full voting rights to control shares of the Common Stock of the Company held by Lawrence D. Field in accordance with Section 1153 of the Oklahoma General Corporation Act ("OGCA");
(iv) the election of six directors for one-year terms; (v) a proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for 1998; and (vi) a proposal to approve an adjournment or postponement of the Meeting to another date or place for a period of not more than 30 days for the purpose of soliciting additional proxies if the number of shares of Common Stock of the Company, represented at the Meeting or by proxy is insufficient to constitute a quorum or, if a quorum is present, there are not sufficient votes at the time of the Meeting to approve the foregoing proposals.

     The shareholders will also consider and vote upon such other matters as may properly be brought before the Meeting or any adjournment or postponement thereof.

VOTE REQUIRED

     With regard to the Sale Transaction and the proposal to effect a reverse stock split of the Common Stock, the favorable vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, in person or by proxy, is required for the approval and adoption of such proposals. Abstentions and broker non-votes will have the same effect as a vote against the Sale Transaction and the proposal to effect a reverse stock split.

     Directors will be elected at the Meeting by a plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. There is no cumulative voting with respect to the election of directors. Under applicable Oklahoma law, a broker non-vote will have no effect on the outcome of the election of directors.

     With respect to the proposal to confer and restore the voting rights of control shares of Common Stock of the Company, the proposal will be approved if authorized by an affirmative vote of a majority of the voting power entitled to vote in the election of directors and represented in person or by proxy at the Meeting, excluding all "interested shares" (as defined under "Proposal No. 3 - Approval of Control Shares"). Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the control shares.

     Approval of the proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for 1998, and the proposal to adjourn or postpone the Meeting will each require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting entitled to vote thereon. Abstentions will have the same effect as a vote against and broker non-votes will have no effect on the outcome of the vote with respect to such matters to be acted upon.

VOTING OF PROXIES

     Shares of Common Stock of the Company represented by properly executed proxies received in time for the Meeting, unless previously revoked, will be voted at the Meeting as specified by the shareholders on the proxies. If no such specification is made, shares represented by such proxies will be voted as recommended by the Board of Directors.

     If any other matters are properly presented at the Meeting for consideration, the person or persons named in the form of proxy enclosed herewith and acting thereunder will have discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company has no knowledge of any matters to be presented at the Meeting other than those matters referred to and described herein.

REVOCABILITY OF PROXY

     The grant of a proxy on the enclosed form of proxy does not preclude a shareholder from voting in person or otherwise revoking a proxy. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. A shareholder may revoke a proxy at any time prior to its exercise by delivering to Diane T. Wood, Secretary of the Company, 6846 South Canton, Suite 110, Tulsa, Oklahoma 74136, a duly executed revocation or a proxy bearing a later date or by voting in person at the Meeting.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only shareholders of record at the close of business on November 24, 1998 (the "Record Date"), will be entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding 15,361,553 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter on which the holders of such shares are entitled to vote. A majority of the outstanding shares of Common Stock entitled to vote must be represented in person or by proxy at the Meeting in order for a quorum to be present.

SOLICITATION OF PROXIES

     The solicitation of proxies pursuant to this Proxy Statement is being made by the Company. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

     The Company has retained Shareholder Communications Corporation for solicitation services in connection with this solicitation, for which Shareholder Communications Corporation will receive a fee of $5,000 together with reimbursement for its out-of-pocket expenses, which are estimated to be up to $3,000.

     The expenses of this proxy solicitation, including the fee to Shareholder Communications Corporation and the cost of preparing and mailing this Proxy Statement and accompanying materials will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock.

                     PROPOSAL NO. 1 - THE SALE TRANSACTION

BACKGROUND OF THE SALE

     Following the Company's organization in 1990, it made numerous acquisitions in the food industry. By 1996, the Company had focused on two primary areas of concentration: specialty baked goods and retail snack tray operations.

     Since its inception, the Company has incurred operating losses resulting in an accumulated deficit of $36,274,813 as of December 31, 1997. The Company incurred a net loss in 1997 of $18,501,664. Such losses, combined with ongoing capital requirements, left the Company in a highly leveraged financial position at the end of 1997, with most of the Company's debt classified as current. Although sales from the Company's biscotti business continued to increase (sales increased by 14% to $14,747,000 in 1997), the Company was having difficulty obtaining necessary financing as a result of its financial difficulties. Lawrence D. Field, the Company's Chairman, has personally guaranteed the Company's bank credit lines and has loaned operating funds to the Company. In addition, it was necessary for the Company to pursue certain high cost financings. In an effort to narrow the Company's operations to its most profitable businesses, in September 1997, the Company's Board of Directors (the "Board of Directors" or the "Board") voted to divest a significant part of the Company's snack tray operations. In January 1998, the Board of Directors voted to divest the entire snack tray business.

     At its meeting in January 1998 attended by all directors, the Board of Directors and senior management (specifically, Lawrence D. Field, Timothy G. Bruer and Dorvin D. Lively, the Company's Chairman, President and former Chief Financial Officer, respectively) reviewed the financial results for the year ended December 31, 1997. The Board also reviewed the alternatives for financing the Company's operations in 1998, which included the factoring of receivables, other short term loans at above market interest rates, and a complete refinancing of the Company's debt with an institutional lender. The Company's alternatives for financing were limited by its poor financial condition. At such meeting, senior management reported that a party had expressed an interest in purchasing the Company's Nonni's(R) Biscotti business (the "Biscotti Business"). The Board discussed the growth of the Biscotti Business over prior years and the potential for future growth in light of the Company's production capabilities and senior management's belief that the market for biscotti was increasing along with the growing popularity of coffee. The Board also discussed the difficulty of realizing such growth potential in light of the Company's limited financial resources. Based on such discussions, the Board unanimously authorized the Company's management to pursue discussions with potential purchasers.

     Following the Board's directive, the Company's senior management identified a number of potential purchasers who senior management believed, based on their collective experience and contacts in the food industry, were the parties most likely to have an interest in purchasing the Biscotti Business. Thereafter, the Company discussed the possible sale of the Biscotti Business with a number of potential purchasers. At least four entities expressed a significant level of interest in purchasing such assets, each of which executed confidentiality agreements and conducted due diligence reviews of the Biscotti Business. The Company provided information regarding the Biscotti Business to each of such entities, including non-public information regarding product category growth, competitive position, marketing plans (including brand positioning, pricing, distribution and promotion), cost reduction programs, and the Company's 1998 budget and sales forecast. By the end of March 1998, the Company had received the following preliminary offers from the four entities: (i) an offer valued at $32 million in the form of a proposed letter of intent from LF Capital Partners LLC ("LF Capital"), an affiliate of the investment banking firm of Lazard Freres & Co., (ii) a verbal offer valued at $32 million from Swander Pace (as discussed below, Swander Pace submitted a letter of intent at a later date), (iii) an offer valued at $30 million in the form of a proposed letter of intent from a third entity, and (iv) a verbal offer valued at $23.5 million from the potential purchaser mentioned at the January Board of Directors meeting. Each of the potential purchasers was encouraged to submit a letter of intent. Each of such offers was preliminary and subject to further due diligence by the offering party. In order to assist it in evaluating and negotiating the offers for the purchase of the Biscotti Business, the Company engaged Growth Capital Partners, Inc., a Houston, Texas based financial advisory firm ("Growth Capital Partners"). Also, certain potential purchasers were introduced to the Company by business brokers, including Concordia Financial Group, which introduced Swander Pace to the Company and will earn a fee equal to 1% of the Purchase Price upon the closing of the Sale.

     In March of 1998, LF Capital submitted a letter of intent which provided for an acquisition of the Biscotti Business in a recapitalization transaction valued at approximately $32 million which included a payment of cash at closing, a 10% minority interest in the common equity of the Biscotti Business and $4.5 million in an earn-out (the cash and the equity retention was valued at $27.5 million). The Board of Directors held a special meeting attended by all directors on April 6, 1998, and reviewed LF Capital's offer in detail and reviewed the history of the Company's contacts with other potential purchasers, including each of the offers received by the Company. The Board noted that the LF Capital offer was the highest offer received by the Company (along with the preliminary offer of $32 million submitted by Swander Pace), that LF Capital had already conducted the most thorough due diligence of any of the potential purchasers (indicating a commitment to the transaction and providing some assurance that the transaction could be completed in an expeditious manner), and that LF Capital, as an affiliate of a large investment banking firm, had significant financial resources (providing further comfort that such purchaser could successfully complete the transaction). Based on such factors, the Board determined that the LF Capital offer was the best offer received by the Company, and unanimously authorized management to execute the letter of intent with LF Capital. The other offerors were notified of the Company's decision. The Company and LF Capital proceeded to negotiate the terms of a definitive purchase and sale agreement. After extensive negotiations, LF Capital requested that the consideration to the Company be revised such that the cash and equity retention portion would be reduced from $27.5 million to $19 million, and the amount subject to earn-out provisions would be increased from $4.5 million to $10 million. The Board of Directors held meetings on June 29, 1998, at which all directors were present, in order to discuss the proposed change in consideration. Growth Capital participated in the discussions at such meetings. In light of the change in consideration proposed by LF Capital, and following the rejection of a counter-offer by the Company, the Board unanimously determined that it was appropriate to reopen negotiations with another of the original bidders for the Biscotti Business. Consequently, following the expiration of the exclusive period under the LF Capital letter of intent, the Company began negotiations with Swander Pace.

     On July 2, 1998, the Company and Swander Pace executed a letter of intent which provided for the purchase of the Biscotti Business by Swander Pace in a recapitalization transaction valued at approximately $32 million, including a payment of cash at closing, a 10% minority interest in the common equity of the Biscotti Business and $5 million in earn-out payments. Thereafter, management of the Company, together with its legal counsel, Conner & Winters, A Professional Corporation, proceeded to negotiate the terms of the Sale Agreement with Swander Pace, more particularly described below, including, without limitation, the amount of the purchase price, the terms of the earn-out payments, the representations and warranties to be included in the Sale Agreement, the indemnification provisions relating thereto, the working capital purchase price adjustments and the conditions of Closing. In order to secure the Company's indemnification obligations under the Sale Agreement and avoid a hold-back of a portion of the purchase price, the Company's Chairman, Lawrence
D. Field, agreed to provide a personal guarantee in the amount of $750,000. One of the conditions of the Sale requested by Swander Pace was that Timothy G. Bruer, the Company's President and Chief Executive Officer, become employed by the entity which will operate the Biscotti Business following the sale. The value obtainable by the Company under the original Sale Agreement was approximately $32 million, comprised of $24 million in cash and the 10% equity retention (the cash portion was estimated to be approximately $22.6 million) and up to $8 million in earn-out payments. The principal economic change from the transaction proposed in the letter of intent was that the cash portion of the purchase price was reduced by approximately $3 million and the amount obtainable in earn-out payments was increased by $3 million. Such change was requested by Swander Pace in light of its financial projections regarding the Biscotti Business. The Sale Agreement was executed on August 14, 1998. Pursuant to a Memorandum of Action of the Board of Directors dated September 1, 1998, in accordance with previous discussions of the Board, the Board approved a bonus to Mr. Bruer of $265,625 upon the closing of the Sale and an additional bonus based upon the amount of the earn-out payments ultimately received by the Company. On September 1, 1998, the Board of Directors met (with board member Sam L. Susser being absent) to review the terms of the Sale Agreement in detail and was informed that Penn Hudson Financial Group, Inc. ("Penn Hudson"), a financial advisor to the Company, would deliver an opinion to the Board to the effect that the proposed Sale as set forth in the original Sale Agreement was fair to the Company and its shareholders, from a financial point of view. Penn Hudson was initially retained by the Company for the sole purpose of rendering a fairness opinion regarding the sale of the Biscotti Business pursuant to a letter agreement dated April 7, 1998. After full discussion, the Board unanimously voted to approve the Sale as reflected in the original Sale Agreement and to recommend that the shareholders approve the sale at the meeting.

     Following the execution of the Sale Agreement, Swander Pace continued its due diligence review of the Company. In addition, pursuant to the Sale Agreement, the Company provided Swander Pace with current information as to its financial results. In late October 1998, its became apparent that the Company would not satisfy the buyer's condition of closing which required that the Biscotti Business achieve EBITDA of no less than that reflected in the Company's budget. To enable the closing of the Sale to occur, Swander Pace requested that the consideration for the Sale be reduced to reflect the Company's under budget performance. Consequently, the parties entered into negotiations to amend the original Sale Agreement to reflect a downward adjustment of the consideration to be received in the Sale. The value obtainable by the Company under such amendment to the Sale Agreement is approximately $28 million, comprised of $17 million in cash and the 10% equity retention (the cash portion is estimated to be approximately $15.9 million), up to $3 million to be paid after completion of 1998 audited financials based upon the amount of the Company's EBITDA in 1998 relating to the Biscotti Business, and up to $8 million in earn-out payments. The principal economic change from the transaction contemplated by the original Sale Agreement is that the amount of cash and the 10% equity interest was reduced from $24 million to $20 million, with $3 million of such amount being conditioned on the Biscotti Business achieving certain EBITDA targets. The Company believes that such reduced purchase price remains consistent with the multiple of earnings on which the original purchase price was based. The amendment to the Sale Agreement provides for, among other things, (i) a $4 million dollar reduction in the value obtainable by the Company under the Sale compared to the original Sale Agreement, with $3 million of the amount obtainable now being conditioned upon the Biscotti Business achieving certain EBITDA targets, (ii) the $3 million earn-out based on the twelve-month period ending March 31, 1999, will now be based upon the proportion of the earnings target achieved, rather than being on an all or nothing basis, (iii) the period for the $5 million earn-out originally based on the twelve-month period ending September 30, 1999, is now based on the twelve-month period ending October 31, 1999, (iv) the removal of the obligation of Lawrence D. Field to purchase a warrant from Existing Sub for $2 million in cash that would have entitled Mr. Field to purchase shares of Existing Sub's common stock, and (v) the addition of SPC Associates Fund, LLC, an affiliate of Swander Pace, as a party to the Sale Agreement. A copy of the amendment to the Sale Agreement is attached as Appendix A to this Proxy Statement, which shareholders are urged to read in its entirety.

     A Board of Directors meeting was held on October 28, 1998, with all directors present, for the purpose of reviewing the amendment to the Sale Agreement. At such meeting, the Board received an updated opinion from Penn Hudson to the effect that the proposed Sale as provided for in the amendment to the Sale Agreement was fair to the Company and its shareholders from a financial point of view. After full discussion, the Board unanimously voted to approve the amendment to the Sale Agreement. On November 20, 1998, Swander Pace notified the Company that Silver Brands would countersign the Sale Agreement and was to participate in Sale with Swander Pace.

REASONS FOR THE SALE; RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that the Sale represents a favorable valuation for the Biscotti Business, especially in light of the Company's inability to obtain the financing necessary to expand the Biscotti Business to more profitable levels. The Company is currently experiencing cash flow difficulties and most of the proceeds of the Sale will be used to pay the Company's current and long-term debt. See "Conduct of Business Following Sale; Use of Proceeds." The Company's capital expenditures and continuing losses have required substantial capital and have left the Company in a highly leveraged financial position. The Company continues to experience cash flow difficulties in connection with funding current working capital requirements and meeting commitments for trade payables, which include $4,609,000 of past due amounts as of September 30, 1998. The Company's poor financial condition has adversely affected the Company's ability to obtain financing on commercially reasonable terms. The Sale will enable the Company to preserve its remaining cash resources while the Board of Directors explores opportunities to acquire a new business which may have greater potential to provide a return to the shareholders of the Company. Although the Board believes the Sale and the strategy of acquiring a new business is in the best interests of the shareholders, there are significant risks inherent in this strategy which are more particularly described under "Risk Factors Relating to the Company's Business After the Sale" below.

     In the event the Sale is not consummated, the Company would be forced to find additional sources of financing in order to satisfy its debt obligations. There can be no assurance that such additional financing would be available on commercially reasonable terms, and the inability to obtain financing on commercially reasonable terms would have a material adverse effect on the Company.

     The Board of Directors believes that the Sale Transaction is in the best interests of, and is fair to, the Company and its shareholders. The Board of Directors unanimously approved the Sale Transaction, and unanimously recommends that the shareholders vote FOR approval of the Sale Transaction at the Meeting.

     In considering the recommendations of the Board of Directors with respect to the Sale Transaction, shareholders should be aware that certain members of the management of the Company and the Board of Directors have certain interests in the Sale Transaction that are separate from the interests of shareholders of the Company. Such interests include the anticipated employment of Timothy G. Bruer, the President and Chief Executive Officer of the Company with the entity that will operate the Biscotti Business following the Sale, the payment of bonuses by the Company to Mr. Bruer, and the payment of indebtedness owed by the Company to Mr. Bruer and Lawrence D. Field, the Chairman of the Board of Directors. See "--Interests of Certain Persons in the Sale."

     The terms of the Sale were the result of arm's length negotiations between the Company, Swander Pace and their respective representatives. The structure of the Sale was dictated by the desire of Swander Pace (and, previously, LF Capital) to have the Sale be accounted for as a recapitalization. In the course of reaching their decision to approve the Sale Transaction, the Board of Directors consulted with the Company's financial advisor, Growth Capital Partners, as well as with management, and reviewed the written materials and fairness opinion provided by Penn Hudson. In voting upon the Sale Transaction (including the amendment to the Sale Agreement), the Board considered in detail all the factors they deemed relevant to their decision, including the amount and nature of the consideration to be received for the Biscotti Business, the past financial results of the Company, the current cash flow difficulties, the current and historical stock prices for the Common Stock, the likelihood of the Company achieving profitability if the Biscotti Business were retained in view of the limited financial resources available to the Company to expand the Biscotti Business to more profitable levels, the limited number of companies which may be interested in acquiring the Biscotti Business and the likelihood of selling the Biscotti Business to another buyer on more favorable terms, the advantages of preserving the Company's cash resources, and the opportunity to acquire a new business in an unrelated industry which may have greater potential for generating a return to the Company's shareholders than the Company's current business. The Board considered that all of the factors cited above were supportive of a recommendation to approve the Sale Transaction.

     The Board has elected at this time not to liquidate the Company and distribute its cash to the shareholders upon consummation of the Sale Transaction, as the Board believes that the acquisition of a business with growth potential has the potential to create a greater return for the shareholders than the distribution of the Company's cash. Although the Board also considered the risks inherent in the strategy to acquire a new unidentified business, such as competition for attractive acquisition candidates given the Company's limited resources, the risks and uncertainties of investing in a new business and the dependence on future management, the Board did not consider these negative factors to be significant compared with the advantages of proceeding with the Sale Transaction and the prospects for the Company if the Biscotti Business were retained. For a more particular description of the risks inherent in the strategy to acquire a new business, see "Risk Factors Relating to the Company's Business After the Sale." As discussed below under "Conduct of Business Following the Sale; Use of Proceeds," depending upon the structure of the transaction in which a new business is acquired, the shareholders may not have an opportunity to vote on such transaction and the change in the nature of the Company's business.

     Although the Company has begun an initial investigation of opportunities for a new business to be acquired, the Company has not yet identified a specific opportunity or a specific industry in which it intends to invest. The Company intends to utilize the talents of the Board of Directors in identifying and pursuing acquisition opportunities. Three Board members, Messrs. Field, Bruer and Susser, have significant prior employment experience with financial and investment firms. In addition, the Company's other Board members have significant experience in the development of various business enterprises.

     Based on the information available to the Board, the Board concluded that it was unlikely another party would consummate a transaction on terms more favorable to the Company's shareholders than the terms offered by Swander Pace. The information available included the opinion of Penn Hudson regarding the fairness of the Sale to the Company and its shareholders from a financial point of view, the advice previously received from Growth Capital regarding the offers received from potential purchasers, the current financial status of the Company, the Board's knowledge regarding the Company's various negotiations regarding the Sale, and the report of senior management that they had identified and contacted a significant number of potential purchasers who senior management believed, based on their collective experience and contacts in the food industry, to be the parties most likely to have an interest in purchasing the Biscotti Business.

     After considering the factors discussed above (to which the Board did not assign specific weights), the Board unanimously approved the Sale Transaction, and recommends that the shareholders approve the Sale Transaction at the Meeting.

     A VOTE BY THE SHAREHOLDERS OF THE COMPANY FOR THE APPROVAL OF THE SALE TRANSACTION WILL HAVE THE EFFECT OF AUTHORIZING THE COMPANY TO MAKE CURRENTLY UNKNOWN BUSINESS ACQUISITIONS THAT MAY CHANGE THE NATURE OF THE COMPANY'S BUSINESS IN THE FUTURE.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
      THAT THE SHAREHOLDERS VOTE TO APPROVE AND ADOPT THE SALE TRANSACTION

CERTAIN INFORMATION CONCERNING THE BUYER

     The Swander Pace entities are affiliates of Swander Pace Capital, L.L.C. ("SPC"), a San Francisco-based private investment firm specializing in value-added investing in consumer products companies. SPC maintains a strategic partnership with Swander Pace & Company, a leading strategic management consulting firm dedicated to serving consumer products companies. SPC draws upon the experience, analytical resources and industry relationships of Swander Pace & Company to evaluate acquisition opportunities and to support strategic initiatives of portfolio companies. SPC makes investments through Swander Pace Capital Fund, L.P.

     Swander Pace's principal executive offices are located at 345 California Street, Suite 2500, San Francisco, California 94104, and its telephone number is
(415) 477-8500.

     Silver Brands is a Texas limited partnership, the general partner of which is Silver Brands, Inc., a Delaware corporation. Silver Brands is a private investment firm headquartered in San Antonio, Texas, specializing in investments in small food companies with high quality products and growth potential. Silver Brands utilizes the experience of its management team to provide resources related to a number of diverse operational areas, including brand building and category management.

     Silver Brands' principal executive offices are located at 5121 Broadway, San Antonio, Texas 78209, and its telephone number is (210) 930-1251.

     All information contained in this Proxy Statement relating to Swander Pace and Silver Brands has been supplied to the Company by Swander Pace and Silver Brands, respectively.

      In accordance with the terms of the Sale Agreement, other investors that are not yet identified, including other significant investors, may countersign the Sale Agreement prior to the closing of the Sale and participate in the Sale together with Swander Pace, Swander Pace affiliates and Silver Brands.

OPINION OF FINANCIAL ADVISOR

     Pursuant to the Engagement Letter dated April 7, 1998, between the Company and Penn Hudson, the Board of Directors retained Penn Hudson to render its opinion to the Board of Directors as to the fairness of the consideration to be received by the Company pursuant to the Sale, from a financial point of view, to the Company and its shareholders.

     In a written opinion dated September 4, 1998, Penn Hudson advised the Board of Directors that, as of such date and based upon the assumptions made, matters considered and limits of the review taken, as described in the Opinion, Penn Hudson was of the view that the consideration to be received by the Company in the Sale was fair, from a financial point of view, to the Company and its shareholders. As a result of the amendment to the Sale Agreement on October 28, 1998, which, among other things, resulted in a reduction of the consideration to be received by the Company for the Sale, a subsequent written opinion dated as of October 28, 1998 (the "Opinion"), was also delivered by Penn Hudson to the Board of Directors, which opinion is substantially identical to the September 4, 1998, opinion.

     As described above, Penn Hudson's Opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Sale Transaction. See "Proposal No. 1 - The Sale Transaction-- Reasons for the Sale; Recommendation of the Board of Directors."

     THE SUMMARY OF THE OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION ATTACHED HERETO AS APPENDIX B. THE COMPANY'S SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY IN ITS ENTIRETY IN CONJUNCTION WITH THIS PROXY STATEMENT FOR THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF THE REVIEW UNDERTAKEN BY PENN HUDSON. THE OPINION ADDRESSES ONLY THE FAIRNESS OF THE CONSIDERATION TO BE RECEIVED BY THE COMPANY PURSUANT TO THE SALE FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO THE SHAREHOLDERS AS TO WHETHER SUCH SHAREHOLDERS SHOULD APPROVE OR DISAPPROVE THE SALE.

     As set forth in the Opinion, Penn Hudson discussed with the Company's President and Chief Executive Officer the prospects for the Biscotti Business. In connection with Penn Hudson's review and analysis and in arriving at the Opinion, Penn Hudson relied upon the accuracy and completeness of the financial and other information provided to it by the Company and did not undertake any independent verification of such information or undertake an independent appraisal of the assets or liabilities of the Company. With respect to the financial forecasts provided to Penn Hudson prepared by the Company and Swander Pace, Penn Hudson assumed that such forecasts (and assumptions and bases therefor) had been reasonably prepared and represented management's best currently available estimates as to the future financial performance of the Company. Further, the Opinion is necessarily based on economic, financial and market conditions as they exist and could be evaluated as of the date of the Opinion.

     In connection with its engagement and the preparation of the Opinion, (i) Penn Hudson was not authorized by the Company or its Board of Directors to solicit, nor has Penn Hudson solicited indications of interest from third parties for the acquisition of the Biscotti Business, and (ii) Penn Hudson was not given any instructions by the Company or the Board to investigate alternative purchasers or transactions relating to the Biscotti Business. The Opinion does not address nor should it be construed to address the relative merits of the Sale and any alternative business strategy available to the Company, nor the appropriateness of the Sale Agreement.

     In conducting its analysis and arriving at the Opinion, Penn Hudson reviewed and considered the following materials: (i) a summary of the financial terms of the Sale Agreement provided by the Company, (ii) certain publicly available historical financial and operating data concerning the Company including the Annual Report on Form 10-K for the year ended December, 1997 and the Quarterly Reports on Form 10-Q for the quarters ended June, 1998 and March, 1998, (iii) certain information of the Company, including financial forecasts relating to the business, earnings, cash flow, assets and prospects of the Biscotti Business prepared by management of the Biscotti Business and Swander Pace, (iv) certain industry information prepared by management of the Biscotti Business and LF Capital Partners LLC, (v) publicly available financial, operating and stock market data concerning certain companies engaged in business Penn Hudson deemed relatively comparable to the Biscotti Business or otherwise relevant to their inquiries, (vi) the financial terms of certain recent transactions Penn Hudson deemed relevant to their inquiry, and (vii) the historical market prices of common shares of the Company.

     In arriving at the Opinion, Penn Hudson performed a variety of financial analyses, which are summarized herein. The summary set forth below of the analyses does not purport to be a complete description of the analyses performed. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstance and, therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Penn Hudson believes that its analysis must be considered as a whole and that selecting portions thereof or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the Opinion. Penn Hudson relied upon numerous assumptions with respect to industry performance and performance by the Biscotti Business provided by the Company. Subject to the foregoing, the following is a summary of the material financial analyses prepared by Penn Hudson.

     Comparable Company Analysis. A comparable company analysis was employed by Penn Hudson to establish implied ranges for the valuation of the Biscotti Business. Penn Hudson analyzed publicly-available historical and current financial results, including multiples of aggregate value (defined as current stock price multiplied by the number of share outstanding plus indebtedness) to latest twelve months ("LTM") EBIT (earnings before interest and taxes), LTM EBITDA (earnings before interest, taxes, depreciation and amortization) and LTM revenues of certain companies considered by Penn Hudson to be reasonably comparable to the Biscotti Business. The companies analyzed were: J&J Snack Foods Corp., Lance, Inc., and Tasty Baking Company (the "Comparable Companies"). Penn Hudson analyzed numerous companies in the food processing industry and eliminated those whose major lines of business were unrelated to the sale of packaged specialty snack foods or whose company size was materially different than the Biscotti Business. Penn Hudson selected the Comparable Companies primarily based on the reasonable similarity of their business to the Biscotti Business in terms of product and the level of sales. All of the LTM multiples of the Comparable Companies were based on closing stock prices on October 23, 1998 and 10-Q reports as of June 30, 1998.

     The Comparable Companies were found to have an aggregate value estimated to be in the range of 12.5x to 14.7x LTM EBIT, 5.6x to 8.7x LTM EBITDA and 0.9x to 1.2x LTM revenues. Applying such multiples to the Biscotti Business estimated LTM EBIT of $1.5 million, LTM EBITDA of $2.3 million and LTM revenues of $21.7 million resulted in a valuation of the Biscotti Business of $12.9 million to $25.3 million. The offer to the Company for the Biscotti Business pursuant to the sale is above the range for the offer implied by Penn Hudson's comparable company analysis.

     None of the companies utilized in the above analysis for comparative purposes is, of course, identical to the Biscotti Business. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the Comparable Companies. The comparable company analysis was one method to determine a range of values that may be applicable to the Biscotti Business based on multiples to revenues and earnings.

     Comparable Transactions Analysis. Penn Hudson also investigated whether there were transactions comparable to the offer. There were no comparable transactions deemed by Penn Hudson to be relevant in applying a comparable transactions analysis.

     Discounted Cash Flow. A discounted cash flow analysis was employed by Penn Hudson to establish an implied aggregate value for the Biscotti Business. Based on the Company's projections of unlevered free cash flows and projected fiscal year 2003 terminal values (collectively, the "Total Free Cash Flows"), which, in turn, were capitalized at the discount rates applied by Penn Hudson, we estimated the net present value of the Total Free Cash Flows. For purposes of our analysis, Penn Hudson applied discount rates to the Total Free Cash Flows ranging from 11.5% to 17.9%, resulting in an implied aggregate valuation of the Biscotti Business of $23.8 million to $39.3 million. The offer to the Company for the Biscotti Business pursuant to the Sale is within the range for the offer implied by Penn Hudson's discounted cash flow analysis.

     Projected financial and other information concerning the Biscotti Business are not necessarily indicative of future results. All projected financial information is subject to numerous contingencies, many of which are beyond the control of management of the Company. Most recently, the Company had revised downward its May, 1998 projections for 1998 revenues, EBIT and EBITDA by 12%, 50% and 39%, respectively, versus its revised projections as of August, 1998.

     Stock Trading History. Penn Hudson also analyzed the recent history of the trading prices for the Company's outstanding Common Stock. As of October 23, 1998, and based on total debt as of June 30, 1998 as provided in the Company's 10-Q, the aggregate value of the Company was approximately $22.1 million. The offer to the Company for the Biscotti Business pursuant to the Sale exceeded the aggregate value of the Company by approximately 27%.

     Penn Hudson, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities. In connection with Penn Hudson's services as financial advisor to the Board, the Company agreed to pay and has paid to Penn Hudson a fee of $50,000. The Company has also agreed to reimburse Penn Hudson for all of its reasonable out-of-pocket expenses, including, subject to prior approval, the fees and expenses of its legal counsel, incurred in connection with its services. In addition, the Company has agreed to indemnify Penn Hudson and its employees, directors, officers, agents, affiliates and each person, if any, controlling Penn Hudson against certain liabilities and expenses, including certain liabilities under federal securities laws, incurred in connection with its services.

CONDUCT OF BUSINESS FOLLOWING THE SALE; USE OF PROCEEDS

     If the Sale is approved, substantially all of the assets associated with the Company's Biscotti Business will be sold to the Buyer and most of the Company's current management team, including Timothy G. Bruer, the President and Chief Executive Officer, will leave the Company and join the entity operating the Biscotti Business. The Company plans to sell its remaining operating assets and discontinue its business as a manufacturer and marketer of branded specialty baked goods and as a retail snack tray operator, leaving the Company with no further operating business. Following the Sale Transaction the management and administrative staff of the Company will be reduced to the minimum required to maintain the Company's investments and to fulfill its reporting obligations. It is anticipated that Lawrence D. Field will continue to serve as the Company's Chairman and will also serve as the Company's Chief Executive Officer following the Sale. In addition, it is anticipated that Jason Bryan will join the Company as its Chief Financial Officer on November 15, 1998, to fill the vacancy left by the resignation of Dorvin D. Lively on September 25, 1998. Since June 1996, Mr. Bryan has served as Chief Financial Officer of the Military Community Youth Ministries Europe in Heidelberg, Germany. Mr. Bryan worked for the American Junior Golf Association in Roswell, Georgia from January 1992 through June 1996 as Tournament Director and subsequently as Director of Financial Affairs. From September 1990 to October 1991, Mr. Bryan was with Price Waterhouse in Dallas, Texas as an auditor. Mr. Bryan is a graduate of Baylor University with a BBA in Accounting.

     After the consummation of the Sale Transaction, Messrs. Field and Bryan, and the Board of Directors intend to concentrate their efforts on exploring opportunities to effect an acquisition, whether by merger, exchange or issuance of capital stock, acquisition of assets or other similar business combination (a "Business Combination"), with a business which the Board believes may have significant growth potential. The Board of Directors has elected at this time not to liquidate the Company and distribute its cash to the shareholders upon consummation of the Sale Transaction, as the Board believes that the acquisition of a business with growth potential has the potential to create a greater return for the shareholders than the distribution of the Company's cash.

     The Company anticipates that the proceeds from the Sale (which are estimated to be $26,900,000), along with the estimated proceeds from its other assets sales (which are estimated to be $5,645,000), will be used to repay all current and long-term debt of the Company as well as other Company obligations. These obligations include notes payable to the Bank of Oklahoma, the Company's Chairman and certain others, past due trade accounts payable and accrued liabilities. Subsequent to the closing of the Sale and upon receipt of the proceeds from the other asset divestitures, the Company estimates that its cash and notes receivable will total approximately $1,000,000. The foregoing includes the year-end payment of up to $3,000,000, subject to adjustment, to be paid to the Company following the closing of the Sale, and the earn-out payments to be paid to the Company in connection with the Sale of up to $8,000,000 based on future earnings. Such amount does not include any proceeds relating to the 10% equity interest in the Biscotti Business to be retained by the Company. See "The Sale Agreement--Year-End Payment" and "--Earn-Out Payments." However, the foregoing does assume the collection in full of the year-end payment and each of the earn-out payments relating to the Sale. Because the collection of such amounts is contingent upon the achievement of earnings targets, there can be no assurance that the Company will receive full payment of such amounts. The foregoing also assumes the collection in full by the Company of $2,500,000 pursuant to a promissory note delivered to the Company by Gourmet Specialty Bakers, Inc. ("GSBI") in connection with the sale on June 12, 1998, of the Company's bagel bar manufacturing business located in Santa Ana, California. Such promissory note is due on November 30, 1998, but its due date may be extended until March 31, 1999, by the payment to the Company of $500,000. The Company understands that it will be necessary for GSBI to obtain financing in order to pay the amount due under such promissory note. Consequently, there can be no assurance that the Company will receive timely payment of such amount. To the extent proceeds from the Sale are insufficient to cover all of the Company's obligations, payments for the borrowings from the Company's chairman will be delayed. The following table summarizes the Company's use of proceeds for all amounts estimated to be received in connection with the Sale and the Company's other asset sales:

                        LIABILITIES                 ESTIMATED
                        OUTSTANDING   ESTIMATED      PROCEEDS                                       OTHER
                           AS OF       PROCEEDS        FROM                             GSBI      ASSET SALES               TOTAL
                         SEPT. 30     AT CLOSING      OTHER      YEAR-END   INITIAL     NOTE         NOTE      ADDITIONAL  ESTIMATED
                           1998      OF THE SALE   ASSET SALES   PAYMENT   EARN-OUT   RECEIVABLE  RECEIVABLE    EARN-OUT    PROCEEDS
                        -----------  -----------   -----------   -------   --------   ----------  ------------ ----------  ---------
                                                                         (IN THOUSANDS)
Estimated Proceeds.......               $15,900       $ 3,000    $ 3,000    $ 3,000      $ 2,500      $ 145      $ 5,000     $32,545

COMPANY LIABILITIES:
Notes Payable:...........                                                                                                          -

 Bank of
 Oklahoma................  $ 7,864       (7,864)                                                                                   -

 Lawrence Field..........   12,649       (3,000)                  (1,736)    (3,000)      (2,500)      (145)      (2,268)          -

Accord Capital...........    1,658       (1,658)                                                                                   -

King Financial...........      665         (665)                                                                                   -

CAPMAC...................      250         (250)                                                                                   -

Other Notes
 Payable.................      672         (672)                                                                                   -

Accrued Liabilities......    1,446                       (182)    (1,264)                                                          -

Accrued Interest -
 Lawrence Field..........    1,691                                                                                (1,691)          -

Accounts Payable -
 overdue.................    4,609       (1,791)       (2,818)                                                                     -

                           ---------------------------------------------------------------------------------------------------------
                           $31,504          -0-           -0-        -0-        -0-          -0-        -0-      $ 1,041     $32,545
                           =========================================================================================================


     Pending a Business Combination, the proceeds from the Sale will be invested as management of the Company deems prudent, which may include, but will not be limited to, certificates of deposit, money-market accounts, bonds, United States Government or municipal securities or other short-term instruments; provided, however, that the Company will attempt to invest the proceeds in a manner which will not result in the Company being deemed to be an investment company under the Investment Company Act of 1940 (the "Investment Company Act"). In this regard, while the foregoing investments are intended to be temporary, pending the use of the proceeds as outlined above, any such investments deemed by the Commission not to be temporary may result in the Company being required to register as an investment company under the Investment Company Act, thereby subjecting the Company to extensive regulation and significant registration and compliance costs. See "Risk Factors Relating to the Company's Business After the Sale--Regulation."

     The Board of Directors may utilize cash, equity, debt or a combination thereof in effecting a Business Combination. While the Board may, under certain circumstances, explore possible Business Combinations with more than one prospective candidate, in all likelihood, unless additional financing is available, the Board expects that the Company will seek to enter one business, although the Board may seek to enter into a Business Combination with more than one entity in such business over a period of time. As the Company expects to encounter significant competition in its search for an appropriate candidate, the Company cannot be assured that any such transaction will be effected. Also, depending on the type of Business Combination, the Company may be acquired by another entity or hold only a minority interest in an acquisition candidate, whereby the Company would not control the operations of the new business. No agreements, commitments or understandings have been made with any candidates for a proposed Business Combination.

     After the Sale, the Company plans to use its cash to pay ongoing general and administrative expenses, which are anticipated to be minimal, and to seek Business Combination candidates. Depending on the size and nature of the entity, if any, which may be acquired, the Company may borrow funds to increase the amount of capital available for a Business Combination or otherwise finance the operation of the acquired business. Although the Company believes additional capital may be required, the necessity for and the amount and nature of any future borrowings or other financings by the Company will depend on numerous considerations including the Company's capital requirements, its perceived ability to service such debt and prevailing conditions in the financial markets and the general economy. No assurance can be made that additional capital will be available on terms acceptable to the Company. In addition, a failure to collect the year-end payment or the earn-outs under the Sale Agreement, or the failure to collect the $2,500,000 due under the GSBI promissory note described above would adversely affect the Company's ability to consummate a Business Combination.

     As the Company has not had, and does not expect to have, any earnings for the foreseeable future, shareholders will receive no dividends for some time, if at all. Shareholders will not receive any payments as a result of the Sale Transaction.

     A vote in favor of the Sale Transaction will effectively constitute a vote in favor of changing the nature of the Company's business. Depending on the structure of the subsequent Business Combination, if any, the shareholders may not have an opportunity to vote on the subsequent Business Combination and the change in the nature of the Company's business. See "Risk Factors Relating to the Company's Business After the Sale." The vote of the shareholders would be required if the Business Combination involves the issuance of shares of stock exceeding 20% of the number of outstanding shares of stock of the Company, or if the Business Combination involves a merger of the Company itself (although a merger of a subsidiary of the Company may not require a shareholder vote, unless it involves the issuance of more than 20% of the Company's stock). A Business Combination structured as a purchase by the Company of stock or assets for cash, including one in which the Company incurs indebtedness, would most likely not require a shareholder vote.

RISK FACTORS RELATING TO THE COMPANY'S BUSINESS AFTER THE SALE

     IF THE SALE TRANSACTION IS CONSUMMATED, THE COMPANY WILL HAVE NO OPERATING BUSINESS. DEPENDING ON THE STRUCTURE OF THE SUBSEQUENT BUSINESS COMBINATION, IF ANY, THE SHAREHOLDERS OF THE COMPANY MAY NOT HAVE AN OPPORTUNITY TO VOTE ON ANY BUSINESS COMBINATION AND THE CHANGE IN THE NATURE OF THE COMPANY'S BUSINESS IN THE FUTURE. CONSEQUENTLY, THE FOLLOWING RISK FACTORS SHOULD BE TAKEN INTO CONSIDERATION BY EACH SHAREHOLDER IN DETERMINING WHETHER TO APPROVE THE SALE TRANSACTION.

     Limited Resources. The Company's only significant assets after the Sale Transaction will be cash, notes receivable and short-term investments which the Company intends to use for general corporate purposes and to seek acquisition candidates. The success of the Company, after the Sale Transaction, will be dependent on its ability to complete a Business Combination with an attractive acquisition candidate and its ability to finance and develop a future business. Given the Company's limited resources, the Company cannot be assured that it will succeed in its efforts to conclude a Business Combination. In addition, since the Company does not know the type of business, if any, in which it will eventually engage the Company's ultimate capital needs, or the availability of such capital, cannot be assessed at this time. The inability of the Company to complete a Business Combination following the Sale Transaction would have a material adverse effect on the Company. In addition, the failure to collect the year-end payment or the earn-outs under the Sale Agreement, or the failure to collect amounts for remaining asset sales or the $2,500,000 due to the Company from GSBI for the sale of the Company's bagel bar manufacturing business would adversely affect the Company's ability to consummate a Business Combination.

     Competition for Business Combination Prospects. The Company will not be a significant participant in the business of seeking mergers with, and acquisitions of, small private entities and will have very limited resources to support an acquisition. The Company will be required to compete for desirable acquisition candidates with a large number of established and well financed entities, including venture capital firms, with significantly greater financial resources and technical expertise than the Company. The inability of the Company to complete a Business Combination following the Sale Transaction would have a material adverse effect on the Company.

     Business Risks. If a Business Combination is effected, the success of the Company will depend to a great extent on the operations, financial condition, management and prospects of the entity, if any, with which the Company may merge or which it may acquire. As the Company has no arrangement, agreement or understanding with a particular business entity, the specific risks presented by such business cannot be described or assessed at this time. Such business may involve an unproven product, technology or marketing strategy, the ultimate success of which cannot be assured and such business may be in competition with larger, more established firms over which it will have no competitive advantage. The Company's investment in a new business opportunity may be highly illiquid and could result in a total loss to the Company if the opportunity is unsuccessful. Given the Company's limited resources, it is expected that the Company will not be in a position to diversify this risk by investing in more than one business.

     AMEX Delisting; Adverse Effects on Marketability. On November 18, 1998, the Company received notification from the American Stock Exchange, Inc. ("AMEX") that AMEX intends to file an application with the Commission to strike the Company's Common Stock from listing and registration on AMEX effective as of the close of the exchange on December 11, 1998, for failing to meet AMEX's continued listing guidelines due to the Company's unsatisfactory operating results and impaired financial condition. The Company has consented to the removal of its Common Stock from listing on AMEX, and, accordingly, the last day for trading of the Common Stock on AMEX will be December 11, 1998. Upon removal of the Common Stock from listing on AMEX, trading in the Common Stock, if any, will likely be conducted in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board." Consequently, the liquidity of the Common Stock may be impaired, not only in the number of shares of Common Stock that could be bought and sold, but also through delays in the timing of transactions, reduction in security analyst coverage of the Company, if any, and lower prices for the Common Stock than might otherwise be attained. As a result, investors could find it more difficult to dispose of or obtain accurate quotations as to the market value of the Company's Common Stock, and it may prove to be more difficult for the Company to raise future capital to meet its obligations or effect a business acquisition. The delisting of the Company's Common Stock from AMEX may result, in certain circumstances, in the Common Stock becoming characterized as low-priced or "penny stock" subject to the "penny stock restrictions" discussed below under "Penny Stock Regulations."

     Penny Stock Regulations. Due to the delisting from AMEX, the Company's Common Stock may, from time to time, be subject to certain restrictions pursuant to the "penny stock" regulations under the Exchange Act. Stocks selling for less than $5.00 per share that are not listed on a national securities exchange or quoted in the Nasdaq Stock Market may be designated as "penny stocks" and may be subject to certain requirements imposed by Rules 15g-1 through 15g-9 under the Exchange Act. Among other things, Rule 15g-3 requires a broker or dealer to advise potential purchasers of a penny stock of the lowest offer and highest bid quotations for such stock, and Rule 15g-4 requires a broker or dealer to disclose to the potential purchaser its compensation in connection with such transaction. Under Rule 15g-9, a broker or dealer who recommends such securities to persons other than established customers must make a special written suitability determination for the purchaser and receive the purchaser's prior agreement to such a transaction. The effect of these regulations could limit the ability of broker-dealers to sell the Company's Common Stock and, in turn, the ability of the Company's shareholders to sell their Common Stock.

     Rule 3a51-1 under the Exchange Act provides certain exemptions from the "penny stock restrictions" for any security trading at a price less than $5.00 if, among other exemptions, the issuer has average revenues of at least $6,000,000 for the last three years.

     Dependence on Current and Future Management; No Operating History. The success of the Company is largely dependent on the personal efforts and abilities of senior management, including Lawrence D. Field, Chairman of the Company. It is anticipated that Mr. Field will continue to serve as the Company's Chairman and will also serve as the Company's Chief Executive Officer following the Sale. In addition, it is anticipated that Jason Bryan will join the Company on November 15, 1998, to serve as the Company's new Chief Financial Officer. After the consummation of the Sale Transaction, Messrs. Field and Bryan, and the Board of Directors intend to concentrate their efforts on exploring opportunities to effect a Business Combination. The loss of any of these key persons could have an adverse affect on the Company's ability to complete a Business Combination. The inability of the Company to complete a Business Combination following the Sale Transaction would have a material adverse effect on the Company. If a Business Combination is effected, the success of the Company's operations may be dependent, wholly or partly, upon management of the successor firm and numerous other factors beyond the Company's control. Although the Board of Directors will seek to effect a Business Combination with an entity that has an established operating history and experienced management, the Company cannot be assured that it will be successful in locating an acquisition candidate meeting such criteria. In addition, as the Company may not have any experience, and is not expected to have any operating history, in its new line of business, which is yet to be determined, the Company cannot be assured that the Company's activities will be profitable.

     No Dividends Anticipated. At the present time management does not anticipate that the Company will pay dividends, cash or otherwise, on its Common Stock in the foreseeable future. Future dividends will depend on earnings, if any, of the Company, its financial requirements and other factors.

     Issuance of Additional Shares; Possible Change of Control. Approximately 3,552,447 shares of Common Stock and 1,000,000 shares of Preferred Stock have not yet been issued, or reserved for issuance upon exercise of outstanding options and warrants, and thus are available for issuance in connection with a Business Combination. The Board of Directors is authorized to approve the issuance of such shares to raise additional capital or to effect a Business Combination, in some cases, without the approval of the Company's shareholders. As shareholders do not have preemptive rights with respect to the issuance of shares of the Common Stock, any additional issuance by the Company from its authorized but unissued shares would have the effect of reducing the percentage ownership of the shareholders and may result in a change of control of the Company. The resulting change in control of the Company could result in a change in the Company's officers and directors and a corresponding reduction in their participation in the future affairs of the Company. A change in control of the Company could, under certain circumstances, adversely affect the Company's ability to use the Company's net operating loss carryforwards. In addition, the proposal to effect a one-for-ten reverse stock split of the Company's Common Stock would have the effect of increasing the amount of shares of Common Stock available for issuance. The principal effect of the reverse stock split would be to decrease the number of shares of Common Stock outstanding, while the number of authorized shares of Common Stock would remain the same.

     Regulation. Although the Company will continue to be subject to regulation under the Securities Act of 1933, as amended, and the Exchange Act, after the consummation of the Sale Transaction, management believes the Company will not be subject to regulation under the Investment Company Act insofar as the Company will not be engaged in the business of investing or trading in securities and will only invest in securities pending the consummation of a Business Combination. If any such investments are deemed by the Commission not to be temporary or in the event the Company engages in Business Combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act. In such event, the Company would be required to register as an investment company, could be expected to incur significant registration and compliance costs and would be subject to extensive regulation. Management has obtained no formal determination from the Commission as to the status of the Company following the Sale Transaction under the Investment Company Act and, consequently, any violation of such Act would subject the Company to material adverse consequences.

     No Appraisal Rights. The OGCA governs shareholders' rights in connection with the Sale. Under the applicable provisions of OGCA, the Company's shareholders will have no right in connection with the Sale to seek appraisal of their shares of Common Stock.

     Dilution With Respect to Issuance of Additional Shares. In December 1993, the Company purchased certain assets relating to the Nonni's/(R)/ Biscotti Business for a purchase price of approximately $990,000. As consideration for the purchase, the Company paid approximately $295,000 in cash, issued $180,000 of notes payable, assumed certain liabilities, issued 78,750 shares of the Company's Common Stock and entered into a seven-year royalty agreement. Approximately $272,000 of the assumed liabilities were paid at the acquisition date. The royalty agreement was with the three shareholders of the seller, Steve Sirianni, Tim Soldati and Rich Martin (the "Nonni's Shareholders"), which was amended in October 1994 and was terminated in July 1996.

     The original royalty agreement provided that for seven years following the closing of the acquisition, the Company would pay six percent of the gross sales, less returns, allowances and bad debts attributable to such sales, of the products related to the assets purchased in the Nonni's acquisition. The payment of the royalty was also conditioned upon the Company achieving a gross margin threshold on the products sold.

     The amended royalty agreement provided the Company with the option to purchase the royalty obligation for $3,200,000. The termination of this royalty agreement in July 1996, was effected by the Company issuing 700,000 shares of Common Stock and recognizing an additional $2,000,000 of goodwill.
Additionally, the agreement provided for the issuance of an additional 200,000 shares of Common Stock if sales of products, which were subject to the original royalty, exceeded $10,000,000 for any twelve month period beginning July 1996 through July 1999. This target was met and an additional 200,000 shares were issued in 1997. The Company guaranteed a market price of $5.71 per share for both the 700,000 and 200,000 shares under certain circumstances. Such guarantee is payable in cash or Common Stock, at the option of the Company. As of September 30, 1998, the Company was obligated to pay $3,980,000 under this price guarantee. Due to the Company's current cash flow difficulties, the Company plans to issue Common Stock in lieu of cash to satisfy its obligations under the price guarantee. As of September 30, 1998, the Company was obligated to issue 4,325,000 additional shares. Under the price guarantee, the Company will be obligated to issue additional shares if the market price of the Common Stock decreases.

     Also in connection with the Nonni's acquisition, the Company entered into seven-year employment agreements with the Nonni's Shareholders. Effective October 1, 1994, these agreements were amended and then terminated in 1997 by the Company paying $1,125,000 and issuing 840,000 shares of Common Stock to the Nonni's Shareholders. The Company guaranteed a market price of $1.25 per share for the 840,000 shares under certain circumstances. As of September 30, 1998, none of these shares had been sold, thus the Company is not obligated to pay any amount or issue any additional shares under this price guarantee at this time.

     The issuance of the shares of Common Stock to the Nonni's Shareholders to satisfy the Company's current obligation under the price guarantee will have the effect of reducing the percentage ownership of the Company's existing shareholders. If the Company issued the 4,325,000 shares it is currently obligated to issue as of September 30, 1998, such amount would equal approximately 22% of the Company's currently issued and outstanding Common Stock. The number of shares of Common Stock actually issued to satisfy the obligation to the Nonni's Shareholders will depend on the market price of the Common Stock as of the date of issuance. It is possible that, due to declines in the market price of the Common Stock, the actual number of shares that will be issued will be in excess of 4,325,000 shares which would result in greater reduction in the percentage ownership of the Company's existing shareholders. See "Market Price Data and Dividend Policy."

ACCOUNTING TREATMENT

     The Sale will be treated as a recapitalization for accounting purposes and a taxable purchase of assets for tax purposes. For accounting purposes, upon transfer of the assets related to the Biscotti Business to Existing Sub, Existing Sub will carry such assets at the same accounting basis as the Company held such assets prior to their transfer. Such accounting treatment will only have an indirect effect upon the Company's shareholders since the Company will carry the 10% equity retention of Existing Sub at its original accounting basis.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The Sale should have no direct income tax consequences to the Company's shareholders. The Sale will be reported as a sale of assets for federal income tax purposes in 1998. The resulting tax gain from the Sale is not expected to result in significant federal income tax liability but will reduce the Company's net operating loss carryforwards.

     THE COMPANY WILL NOT SEEK AN OPINION OF COUNSEL WITH RESPECT TO THE ANTICIPATED TAX CONSEQUENCES. THE FOREGOING SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES DOES NOT CONSTITUTE LEGAL ADVICE TO ANY SHAREHOLDER. THE COMPANY RECOMMENDS THAT EACH SHAREHOLDER CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES OF THE SALE.

INTERESTS OF CERTAIN PERSONS IN THE SALE

     In considering the recommendations of the Board of Directors with respect to the Sale Transaction, shareholders should be aware that certain members of the management of the Company and the Board of Directors have certain interests in the Sale Transaction that are separate from the interests of shareholders of the Company generally.

     From time to time, Lawrence D. Field, the Chairman of the Board of Directors, and his spouse have provided financing to the Company. On April 10, 1998, Bank One of Tulsa, Mr. Field and his spouse entered into a note agreement whereby the liability for the remaining $6,000,000 owed to the bank for the Company's revolving line of credit was transferred from the Company to Mr. Field and his spouse, and the bank released its lien on the Company's accounts receivables and inventories. The Company then delivered a promissory note to Mr. Field and his spouse in the amount of $6,000,000 due in August 1998; however, if excess cash is not available to repay the note, the due date will be extended. The due date has been extended until the closing of the Sale. Interest on such note is based on the local bank prime rate plus 1 1/2%. In addition, the Company is obligated to Mr. Field and his spouse in the principal amount of $4,371,000 pursuant to amounts loaned to the Company. Accordingly, as of September 30, 1998, the total amount of indebtedness, including accrued interest, to Mr. Field and his spouse was $14,340,000.

     Also, from time to time, Mr. Field and his wife have guaranteed obligations of the Company. Currently, Mr. Field has guaranteed the Company's obligations with respect to a vehicle lease agreement with Timmer Leasing, and Mr. Field and his wife have guaranteed the Company's term note with Bank of Oklahoma which has $7,900,000 outstanding. Another family member of Mr. Field has also guaranteed the term note with Bank of Oklahoma. Upon consummation of the Sale, a portion of the indebtedness owed to Mr. Field will be paid by the Company and all of the guaranteed obligations of Mr. Field, his wife and his other family member will be released.

     Under the terms of the Sale Agreement, Mr. Field has agreed to provide the Buyer with a guarantee in the amount of $750,000, which secures the Company's indemnification obligations under the Sale Agreement.

     CAPMAC Eighty-Two Limited Partnership ("CAPMAC"), a limited partnership of which Milton D. McKenzie, a shareholder and Director of the Company, has sole voting and investment control as the general partner, holds $250,000 in principal amount of the Company's 14% notes. ML Oklahoma Venture Partners, Limited Partnership ("ML Oklahoma"), a holder of 5.1% of the Company's Common Stock, holds $250,000 in principal amount of the Company's 14% notes. Upon consummation of the Sale, all of the indebtedness owed to CAPMAC and ML Oklahoma will be paid in full by the Company.

     In considering the Sale Transaction shareholders should be aware, and should carefully consider that, certain officers and employees of the Company, including Tim Bruer, the President and Chief Executive Officer of the Company, may be deemed to have interests in the Sale Transaction that may create potential conflicts of interest, by virtue of their anticipated departure of employment with the Company and anticipated employment with the entity that will operate the Company's Biscotti Business following the consummation of the Sale. In addition, in connection with the Sale, the Company will make certain bonus
payments to Mr. Bruer.   Upon the closing of the Sale, the Company will pay Mr.
Bruer a bonus of $265,625. Following the earn-out periods in connection with the Sale, if Mr. Bruer remains employed with the Biscotti Business, the Company will pay an additional bonus to Mr. Bruer based on the percentage of the amount of earn-out payments made to the Company under the Sale Agreement. Mr. Bruer will receive 75% of his 1998 annual base salary with the Company multiplied times the percentage of the full amount of the earn-out payment paid to the Company in connection with the Sale. Accordingly, if the Company receives the full amount of the earn-out payments in connection with the Sale, Mr. Bruer will receive an additional bonus of $187,500. See also "The Sale Agreement-- Employment Agreement." In addition, Mr. Bruer has purchased from Mr. Field certain indebtedness in the principal amount of $1,950,000 owed by the Company to Mr. Field. The purchase price for such indebtedness was $1,365,000; and thus Mr. Bruer will realize a gain of $585,000 upon the repayment of said indebtedness following the closing of the Sale. Further, although there is currently no agreement on the subject, Swander Pace has discussed with certain members of management of the Biscotti Business the possibility that such individuals, including Mr. Bruer, may directly purchase up to approximately 2% of the common equity of Existing Sub on the same terms as Swander Pace. The Board of Directors was aware of such interests and considered them, among other matters, in approving the Sale Transaction.

NO APPRAISAL RIGHTS

     The OGCA governs shareholders' rights in connection with the Sale. Under the applicable provisions of OGCA, the Company's shareholders will have no right in connection with the Sale to seek appraisal of their shares of Common Stock.

                              THE SALE AGREEMENT

     Although the following is a summary of all material elements of the Sale Agreement, it is not complete and is qualified in its entirety by reference to the copy of the Sale Agreement attached as Appendix A to this Proxy Statement, which shareholders are urged to read in its entirety. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Sale Agreement.

GENERAL

     Pursuant to the terms of the Sale Agreement, on the Closing Date, the Company will contribute the assets and properties related to the Company's Biscotti Business to the Existing Sub and, in exchange, Existing Sub will issue shares of its capital stock to the Company and will assume certain liabilities related to the Biscotti Business. Immediately thereafter, Existing Sub will repurchase 450,000 shares of capital stock owned by the Company and the Buyer will purchase 90% of the shares of the capital stock of Existing Sub then owned by the Company. The effect of the above transactions is that following the Closing, Existing Sub will own the assets related to the Biscotti Business and will be obligated for certain liabilities related thereto, and the Buyer will own 90% of the capital stock of Existing Sub while the Company will own the remaining 10% of the capital stock of Existing Sub. In order to fund the repurchase of its capital stock from the Company and to pay the Buyer's expenses relating to the Sale, Existing Sub will borrow funds from banks (the "Debt Financing"). The amount to be paid by Existing Sub to the Company for Existing Sub's capital stock (the "Repurchase Price") will be determined prior to closing and is subject to adjustments as provided in the Sale Agreement. The Repurchase Price is based on a formula that equals one-third of the difference of (i) $17,000,000, and (ii) 10% of the result of (A) subtracting the amount of the Debt Financing from, and (B) adding the amount of Buyers' Expenses, including any Expenses related to the Financing to, $17,000,000. In other words, the Repurchase Price shall be equal to: [$17,000,000 - (10%)($17,000,000 - Debt Financing + Buyers' Expenses)].

     In consideration of the purchase of the shares of capital stock of Existing Sub by the Buyer from the Company, the Buyer will pay an amount in cash to the Company (the "Purchase Price"). The amount of the Purchase Price will be determined prior to closing and is based on a formula that equals two-thirds of the difference of (i) $17,000,000, and (ii) 10% of the result of (A) subtracting the amount of the Debt Financing from, and (B) adding the amount of Buyers' Expenses, including any Expenses related to the Financing to, $17,000,000. In other words, the Purchase Price shall be equal to: [$17,000,000 - (10%)($17,000,000 - Debt Financing + Buyers' Expenses)]. After giving effect to the Sale, the Company's organizational structure will be as shown on the following chart:


                             [CHART APPEARS HERE]

It is currently anticipated that the amount of the Debt Financing will be approximately $7,000,000 and the amount of the Buyer's expenses will be $1,000,000. Accordingly, the total amount estimated to be received by the Company at closing for the Repurchase Price and the Purchase Price is approximately $15,900,000, subject to the adjustments described below.

     The Purchase Price will be paid by the Buyer to the Company at the Closing by wire transfer or delivery of other immediately available funds. At the Closing, the Repurchase Price will be adjusted based on the calculation of Specified Net Assets (as defined below) (x) upward by 90% of the amount in dollars by which the sum of (1) the book value of Net Working Capital at Closing, and (2) the book value of the New Equipment at Closing (the "Specified Net Assets") is more than the sum of (a) $2,696,475, plus (b) the greater of the final amount actually expended on the New Equipment and $262,000 (the "Target Specified Net Assets") and (y) downward by 90% of the amount in dollars by which the Target Specified Net Assets is more than the Specified Net Assets. The Specified Net Assets at Closing will be preliminarily estimated in good faith by the Company, which must be reasonably satisfactory to the Buyer, prior to the Closing Date. If the Closing had occurred on September 30, 1998, management of the Company estimates that the Specified Net Assets would have been approximately $400,000, on such date.

     Within 30 days after the Closing Date, Existing Sub will prepare and deliver to the Company a calculation of Specified Net Assets as of the close of business on the Closing Date. The Company will have an opportunity to accept or object to Existing Sub's calculation of the Specified Net Assets. In the event that the Specified Net Assets as finally determined and agreed upon is less than the Specified Net Assets originally calculated by the Company, then the Repurchase Price will be adjusted downward, by an amount equal to 90% of the amount of such difference to reflect the difference in such amounts and the Company will pay Existing Sub such difference. Conversely, in the event final Specified Net Assets is more than the preliminary Specified Net Assets, the Repurchase Price will be adjusted upward, on the same basis and Existing Sub will pay to the Company such difference. Any such post-closing adjustment to the Repurchase Price will accrue interest as specified in the Sale Agreement and must be paid within ten days of the earlier of delivery of the final calculation of Specified Net Assets by the arbitrating accountants, the resolution of any dispute between Existing Sub and the Company, or the expiration of the period to object to the calculation of Specified Net Assets.

YEAR-END PAYMENT

     For the twelve month period ending on December 31, 1998 (the "Year-End Payment Period"), the Buyer will pay to the Company an amount in cash up to $3,000,000 (the "Year-End Payment") calculated by taking the product of (i) a fraction, the numerator of which is equal to (1) EBITDA for the Year-End Payment Period, minus (2) $2,000,000, and the denominator of which is equal to $300,000 and (ii) $3,000,000. The effect of this calculation is that once EBITDA reaches $2,300,000, the entire Year-End Payment will be earned. Any Year-End Payment must be delivered from the Buyer to the Company as soon as reasonably practicable following the availability of unaudited financial statements relating to the relevant Year-End Payment Period. In addition, if any Year-End Payment is due to the Company and there exists any outstanding claim for indemnification by the Buyer under the Sale Agreement, then the Buyer may hold back a portion of any such amount equal to the amount of the claim for indemnification until such claim is resolved.

EARN-OUT PAYMENTS

     For the twelve month period ending on March 31, 1999 (the "Initial Earn-Out Period"), Existing Sub will pay to the Company an amount in cash up to $3,000,000 (the "Initial Earn-Out Payment") calculated by taking the product of
(i) a fraction, the numerator of which is equal to (1) EBITDA for the Initial Earn-Out Period, minus (2) $3,000,000, and the denominator of which is equal to $1,000,000 and (ii) $3,000,000. The effect of this calculation is that once EBITDA reaches $4,000,000, the entire Initial Earn-Out Payment will be earned.

     For the twelve month period ending on October 31, 1999 (the "Additional Earn-Out Period"), Existing Sub will pay to the Company an amount in cash up to $5,000,000 (the "Additional Earn-Out Payment") calculated by taking the product of (i) a fraction, the numerator of which is equal to (1) Plant-Level EBITDA for the Additional Earn-Out Period, minus (2) $8,600,000, and the denominator of which is equal to $1,000,000 and (ii) $5,000,000. The effect of this calculation is that once Plant-Level EBITDA reaches $9,600,000, the entire Additional Earn-Out Payment will be earned.

     Any Initial Earn-Out Payment or Additional Earn-Out Payment must be delivered from Existing Sub to the Company as soon as reasonably practicable following the availability of unaudited financial statements relating to the relevant Initial Earn-Out Period or Additional Earn-Out Period, but in no event later than 60 days after March 31, 1999, or October 31, 1999, as the case may be. In addition, if any Initial Earn-Out Payment or Additional Earn-Out Payment is due to the Company and there exists any outstanding claim for indemnification by the Buyer under the Sale Agreement, then the Buyer may hold back a portion of any such earn-out amount equal to the amount of the claim for indemnification until such claim is resolved.

ASSETS AND LIABILITIES TO BE TRANSFERRED

     The assets to be transferred to the Existing Sub include the assets and properties entirely or primarily related to or used or held for use in connection with, the Company's Biscotti Business, which include without limitation, all of the Company's rights, title and interest in (i) all machinery, equipment, furniture, tools, spare parts, maintenance equipment and supplies, materials, computer hardware and peripherals, construction-in-process, communications equipment, transportation assets and other personal property that are Related to the Business, and any fixtures, leasehold or other improvements relating to any of the foregoing and all personal property on the Leased Real Property; (ii) all Real Property Leases Related to the Business; (iii) all leases or other rights to use or possess personalty Related to the Business, including leases of machinery, equipment, furniture, tools, supplies, computer hardware and software and communications equipment; (iv) all Intellectual Property Rights Related to the Business; (v) all of the Company's Commitments and rights and claims under the Assigned Contracts; (vi) all books and records that are entirely or in substantial part Related to the Business or related to Existing Sub; (vii) all Permits Related to the Business; (viii) all known and unknown, liquidated or unliquidated, contingent or fixed, rights, claims, credits, rights of setoff against third parties, choses in action, causes of action or rights to commence any causes of action which Existing Sub has at the Closing or may acquire after the Closing relating to the Contributed Assets or Related to the Business; (ix) all Working Capital Assets; and (x) all goodwill associated with the Business.

     Excluded Assets consist of (i) any deferred income taxes, intercompany receivables between the Business and the Company or cash or cash equivalents;
(ii) any consideration received by, and the rights of, the Company under or pursuant to the Sale Agreement and the Ancillary Documents; and (iii) certain assets located in the Company's Tulsa corporate offices.

     Assumed Liabilities consist of (i) the Working Capital Liabilities; (ii) the Company's obligations after the Closing under the Assigned Contracts and outstanding purchase order contracts and sale order contracts; (iii) the Company's obligations after the Closing under the Personalty Leases; (iv) the Company's obligations after the Closing under the Real Property; (v) the Company's obligations after the Closing under the Permits; and (vi) the Company's obligations after the Closing under the Intellectual Property Rights.

REPRESENTATIONS AND WARRANTIES

     The Sale Agreement contains various representations and warranties of the Company including, among others, representations and warranties related to corporate organization and similar corporate matters relating to the Company and Existing Sub; authorization and enforceability; non-contravention of transactions contemplated by the Sale Agreement of the certificate of incorporation or by-laws of the Company and Existing Sub, and non-violation of laws and binding agreements; ownership of shares of capital stock of Existing Sub by the Company; capitalization of Existing

Sub; accuracy of information to be contained in this Proxy Statement; accuracy of reports filed with the Commission; accuracy of financial statements provided to the Buyer; insurance relating to the Business; absence of certain changes or events relating to the Business since December 31, 1997; ownership and title to Contributed Assets; condition of buildings, structures and equipment; agreements, plans or arrangements; absence of legal proceedings and violation of laws; intellectual property; compliance with laws, licenses and permits pertaining to the Business; prior business of Existing Sub; employment matters; tax matters; employee benefit plans; accounts and notes receivable; environmental matters; inventories; books and records; transactions with affiliates; absence of brokers; major customers; trade deals and promotions; disclosure omissions; and securities law matters.

     The Sale Agreement contains various representations and warranties of the Buyer including, among others, representations and warranties related to organization and similar matters relating to the existence of the Buyer; authorization and enforceability; absence of governmental consents; non-contravention of transactions contemplated by the Sale Agreement of the respective organizational documents of the Buyer, and non-violation of laws and binding agreements; investment intent and absence of brokers.

     The representations and warranties survive the Closing for a period of two years from the Closing Date except for (i) those relating to the condition of equipment and inventory which expire six months from the Closing Date, (ii) those relating to inventory which expire on the later of four and a half months from the Closing Date or February 15, 1999, and (iii) those relating to title matters, tax matters, employee benefit plans and environmental matters, which expire 60 days after the expiration of the applicable statutes of limitations.

COVENANTS

     Pursuant to the Sale Agreement, prior to Closing, the Company and Existing Sub, as the case may be, have made certain covenants, including among others,
(i) to operate the Business in the ordinary course, in accordance with past practice, and to use all reasonable efforts to maintain its relationships with employees, suppliers, customers, licensors, licensees, brokers, distributors and others having business dealings involving the Business; (ii) to not permit Existing Sub to acquire assets exceeding $25,000; (iii) to not vary or amend the terms of any Assumed Liability; (iv) to not sell, lease transfer or dispose of any of the Contributed Assets; (v) to not grant certain increases in compensation for certain employees; (vi) to not sell or redeem, purchase or acquire any capital stock of Existing Sub, except in accordance with the Sale Agreement; (vii) to not amend or alter the organizational documents of the Company or Existing Sub; (viii) to permit representatives of the Buyer and any funding sources to have full access during normal business hours to assets, properties, offices and other facilities of Existing Sub and the Company; (ix) to not solicit or encourage any inquiries, discussions or proposals, unless required to do so by any applicable fiduciary duties, from any Person relating to an Acquisition Proposal; (x) to take all action necessary to convene a meeting of the Company's shareholders to consider and vote upon the approval of the Sale Transaction and for the Company's Board of Directors to recommend, subject to their fiduciary duties, such approval to the shareholders; and (xi) to pay off all debts that grant an encumbrance on any of the Contributed Assets. In addition, on the Closing Date, the Buyer has agreed to cause Existing Sub to make offers of employment to substantially all of the employees of the Business; however, Existing Sub is not required to continue to employ any such employees following the Closing Date.

     Pursuant to the Sale Agreement the Company, Existing Sub and the Buyer have agreed (i) to use all reasonable efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by the Sale Agreement and the Ancillary Documents; (ii) to use all reasonable efforts to cause Existing Sub to take all action necessary to obtain the funding required under the Sale Agreement; (iii) unless required by law as advised by counsel to a party to the Sale Agreement, to use all reasonable efforts to keep confidential the terms of the discussions between the Company and the Buyer; and (iv) to make all filings and obtain all consents in order to consummate the transactions contemplated in the Sale Agreement and the Ancillary Documents.

COVENANT NOT TO COMPETE

     For a period of five years from the Closing Date, the Company has agreed not to (i) engage in any activity involving the manufacture, production, marketing, advertising, distribution or sale of the products that make up the specialty baked goods anywhere in the world or (ii) invest in any equity of or manage, operate or control or become a consultant with respect to any Person that engages in such activity. The Company may make passive investments in securities of any such Person if the securities are traded on an exchange or actively traded in a recognized over-the-counter market and the Company's investment never exceeds 5%. For a period of two years from the Closing Date, the Company has also agreed, subject to certain exceptions, not to hire or solicit to hire any employee of Existing Sub or the Buyer.

CONDITIONS

     Under the Sale Agreement, the obligations of the Buyer to effect the transactions contemplated thereby are subject to the satisfaction (or written waiver by the Buyer) of the conditions that Existing Sub has obtained the financing required to consummate the transactions contemplated in the Sale Agreement and the Buyer has received the funds necessary to pay the Purchase Price, each on terms satisfactory to the Buyer; the Biscotti Business has achieved certain projected profits from July 1, 1998, until the end of the month preceding the Closing Date; and the Buyer has satisfactorily completed its pre-acquisition review. It is currently anticipated that the terms of the financing to Existing Sub will require that all stock of Existing Sub (including the stock in Existing Sub retained by the Company) be pledged as security for such financing. The obligations of the Buyer to effect the transactions contemplated by the Sale Agreement are also subject to the satisfaction (or written waiver by the Buyer) of the following further conditions, among others, (i) that the representations and warranties made by the Company pursuant to the Sale Agreement are accurate in all material respects as made on the date of the Sale Agreement and on the Closing Date; (ii) each of the Company and Existing Sub have complied in all material respects with all agreements and covenants contained in the Sale Agreement or in any Ancillary Document; (iii) Existing Sub has received on the Closing Date from the Company the Contributed Assets and Existing Sub has only the Assumed Liabilities and no other liabilities of the Company; (iv) the Company has transferred the Repurchased Shares to Existing Sub; (v) no preliminary or permanent injunction or other order issued by any court or by any Authority, which restrains, enjoins, or otherwise prohibits the transactions contemplated by the Sale Agreement is in effect; (vi) the Buyer has received on the Closing Date a certificate from executive officers of each of the Company and Existing Sub relating to the conditions specified in (i) and
(ii) above; (vii) the Buyer has received an opinion from counsel to the Company and Existing Sub in a form acceptable to the Buyer and its counsel (which will include counsel's opinion to the Buyer as to the organization, existence and corporate authority of the Company, the authorization of the Sale, the execution and binding effect of the Sale Agreement, and the absence of conflicts with other contracts); (viii) all material approvals and consents by any Authority or any Person required for the consummation of the transactions contemplated in the Sale Agreement have been received; (ix) the Buyer has received a guarantee from Lawrence Field in the amount of $750,000, securing the Company's indemnification obligations under the Sale Agreement; (x) events have not occurred which have a material adverse effect or change on the business, assets, liabilities, operations or financial condition of the Business; (xi) the Assignment and Assumption Agreement and Employment Agreement have been executed and delivered;
(xii) the Company has executed and delivered a shareholder agreement concerning shares of common stock of Existing Sub; (xiii) no proceeding has commenced or been threatened involving a challenge or that may prevent or delay the transactions contemplated by the Sale Agreement; (xiv) the Buyer has received from its independent auditors a letter to the effect that the transactions contemplated in the Sale Agreement will be accounted for as a recapitalization;
(xv) no circumstances exist that would prevent the transactions contemplated in the Sale Agreement from being accounted for as a recapitalization and treated as a taxable transaction; and (xvi) all Contributed Assets are located at the Company's Tulsa facilities, except for those described under the Sale Agreement; and (xvii) the waiting period applicable to the consummation of the transactions contemplated under the Sale Agreement.

     The obligations of the Company to effect the transactions contemplated under the Sale Agreement are subject to the satisfaction (or written waiver by the Company) of the following conditions, among others, (i) that the representations and warranties made by the Buyer pursuant to the Sale Agreement are accurate in all material respects as made on the date of the Sale Agreement and on the Closing Date; (ii) the Buyer has complied in all material respects with all agreements and covenants contained in the Sale Agreement; (iii) the Company has received the Repurchase Price from Existing Sub; (iv) the Company has received the Purchase Price from the Buyer; (v) no preliminary or permanent injunction or other order issued by any court or by any Authority, which restrains, enjoins, or otherwise prohibits the transactions contemplated by the Sale Agreement is in effect; (vi) all material approvals and consents by any Authority or any Person required for the consummation of the transactions contemplated in the Sale Agreement have been received; and (vii) the Company has received an opinion from counsel to the Buyer in a form acceptable to the Company and its counsel. A waiver by the Company of a material condition would likely constitute a material change in this proposal which would necessitate a resolicitation of proxies from the Company's shareholders.

INDEMNIFICATION

     The Company has agreed to indemnify and hold harmless Existing Sub, the Buyer and their respective affiliates from and against any and all losses incurred by any of them arising out of, relating to or resulting from, among others, (i) the failure by the Company to pay any of the Retained Liabilities;
(ii) any breach by the Company of any of the representations or warranties made by the Company in the Sale Agreement, (iii) any failure by the Company to perform any of its covenants contained in the Sale Agreement; (iv) Taxes imposed by reason of the transactions contemplated in the Sale Agreement; or (v) any Loss arising out of or relating to any Benefit Plan maintained by Existing Sub, the Company or any Subsidiary prior to the Closing Date. The indemnitees of the Buyer also have a right of set-off for indemnified claims against amounts to be paid to the Company for post-closing Repurchase Price adjustments, Year-End Payment amounts and any earn-out payments. In addition, the Buyer will receive a guarantee from Lawrence Field in the amount of $750,000, securing the Company's indemnification obligations under the Sale Agreement

     The Buyer has agreed to indemnify and hold harmless the Company and its respective affiliates from and against any and all losses incurred by any of them arising out of, relating to or resulting from (i) any breach by the Buyer of any of the representations or warranties made by the Buyer in the Sale Agreement; (ii) any failure by the Buyer to perform any of its covenants contained in the Sale Agreement; (iii) the failure by Existing Sub, after the Closing to pay any of the Assumed Liabilities; or (iv) certain post-closing employment and tax matters.

     Except for losses relating to Taxes, an indemnitee is not entitled to assert any claim for indemnification under the Sale Agreement until such time as the aggregate amount of all of such indemnifiable claims exceeds $220,000, in which event the indemnitee is entitled to seek indemnification for the full amount of such claims in excess of $220,000.

TERMINATION

     The Sale Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the Closing (i) before or after approval by the Company's shareholders by the mutual consent of the Company and the Buyer; (ii) by either the Company or the Buyer if the transactions contemplated by the Sale Agreement have not been consummated by December 31, 1998; the approval of the Company's shareholders of the Sale is not obtained at the Meeting; or a federal or state court or other governmental agency has issued an order, decree or ruling restraining, enjoining or otherwise prohibiting the transactions contemplated by the Sale Agreement; (iii) by the Buyer if the representations or warranties of the Company or Existing Sub become inaccurate or following a breach of any covenant or agreement of the Company or Existing Sub contained in the Sale Agreement; (iv) by Parent or Existing Sub if the representations or warranties of the Buyer become inaccurate or following a breach of any covenant or agreement of the Buyer contained in the Sale Agreement; (v) by the Buyer if the Company's Board of Directors has withdrawn or modified, in a manner adverse to the Buyer, its approval or recommendation that the Company's shareholders approve the Sale or if the Company fails to include in this Proxy Statement a recommendation for approval of the Sale; (vi) by the Buyer if at any time the Buyer determines that it is not satisfied with the results of its pre-acquisition legal, financial and business investigation and review; and (vii) by the Buyer if Lawrence Field has not entered into a voting agreement on terms reasonably satisfactory to the Buyer.

EXPENSES

     Except as otherwise expressly provided in the Sale Agreement, whether or not the transactions contemplated by the Sale Agreement are consummated, each of the parties thereto have agreed to pay all costs and expenses incurred by it on its behalf in connection with the negotiation, preparation, execution and performance of the Sale Agreement. If the Sale Agreement is terminated in accordance with the provisions described above, the Company will pay all of the expenses of the Buyer, unless such termination is the result of a breach of the representations and warranties of the Buyer or of the Buyer's failure to perform its covenants and agreements contained in the Sale Agreement. The Company will not be obligated to pay the Buyer's expenses in excess of $200,000, excluding fees of legal counsel and any fees payable to banks. Upon consummation of the transactions contemplated by the Sale Agreement, Existing Sub will reimburse the Buyer for all of its expenses and will also pay to the Buyer the sum of $500,000.

VOTING AGREEMENT

     On September 9, 1998, pursuant to the terms of the Sale Agreement, Lawrence Field entered into a voting agreement with the Buyer pursuant to which Mr. Field agreed to vote, and granted to the Buyer a proxy to vote, his shares of the Company's Common Stock in favor of the approval of the Sale Transaction. Mr. Field's Common Stock, which is covered by the voting agreement, is subject to the voting restrictions under the control share limitations of the OGCA. Accordingly, Mr. Field's voting agreement effectively represents approximately 21.6% of Common Stock to be voted in favor of the Sale Transaction. In addition, pursuant to the voting agreement, Mr. Field agreed that he would not, among other things, directly or indirectly, sell, transfer or encumber any of the shares of Common Stock subject to his voting agreement during the term of the voting agreement, and to vote against any action, that if taken by the Company, would violate the provisions of the Sale Agreement or would cause any extraordinary corporate transaction, including a merger, liquidation or sale of a material amount of the assets of the Company, any of its subsidiaries or Existing Sub, relating to the Biscotti Business other than as contemplated in the Sale Agreement.

EMPLOYMENT AGREEMENT

     One of the conditions to the obligation of the Buyer to consummate the transactions contemplated by the Sale Agreement is that Timothy G. Bruer, the President and Chief Executive Officer of the Company, enter into the Employment Agreement with Existing Sub. The term of the Employment Agreement would commence on the Closing Date and would continue thereafter on an at-will basis. Bruer's compensation is expected to include (i) an annual base salary of $260,000, (ii) a discretionary performance bonus in the range of 0% to 75% of his base salary, (iii) a compensatory stock option covering up to 6% of the outstanding shares of common stock of Existing Sub, 20% of which would be vested at Closing and the remainder of which would vest on the sixth anniversary (subject to earlier vesting upon the attainment of certain milestones or a change in control of Existing Sub), with an exercise price per share equal to the price per share paid by the Buyer under the Sale Agreement, (iv) a monthly car allowance of $750, and (v) additional employee benefits such as health and life insurance. Bruer's employment would be on an at-will basis; however, if he is terminated at any time without cause, he would be entitled to receive his base salary and benefits for a period of nine months.

ADDITIONAL AGREEMENTS

     Under the Sale Agreement, the parties have agreed to enter into an interim services agreement, whereby Existing Sub will render certain financial and accounting services to the Company for a period of time following the Closing. Under the interim services agreement, Existing Sub may be required by the Company to provide up to 40 hours of services per month until May 15, 1999. Also, under the Sale Agreement, the Company has also agreed to enter into a shareholder agreement concerning the shares of common stock of Existing Sub, in a form acceptable to the Buyer. Terms of the shareholder agreement have not been finalized; however, such terms may limit the rights of the Company as a shareholder of Existing Sub and may limit the transferability of the shares of
Existing Sub.   In addition, in accordance with the terms of the Sale Agreement, other investors that are not yet identified, including other significant investors, may countersign the Sale Agreement prior to the closing of the Sale and participate in the Sale together with Swander Pace, Swander Pace affiliates and Silver Brands. Also, as mentioned above, it is currently anticipated that the Company will enter into a pledge agreement with Existing Sub's lender whereby the Company pledges its retained stock in Existing Sub as security for the financing to be provided to Existing Sub.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         THAT THE SHAREHOLDERS VOTE TO APPROVE AND ADOPT THIS PROPOSAL



                 PROPOSAL NO. 2 - AMENDMENT OF THE CERTIFICATE
                OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

GENERAL

     The Board of Directors has adopted, subject to shareholder approval, a resolution proposing that the Company amend its Certificate of Incorporation to reduce the outstanding number of shares of Common Stock and effect a reverse stock split (the "Reverse Stock Split") pursuant to which each ten shares of Common Stock ("Old Common Stock") will become one share of the Company's then outstanding common stock ("New Common Stock").

     The Certificate of Incorporation presently authorizes 20,000,000 shares of Common Stock, of which 15,361,553 shares were issued and outstanding on the Record Date, excluding 26,995 shares held in the Company's treasury. As of September 30, 1998, the Company was obligated to issue 4,325,000 shares to former employees, shareholders, and others related to fulfillment of a price guarantee. In addition, as of the Record Date, approximately 1,086,000 shares of Common Stock were subject to issuance upon exercise of outstanding warrants and stock options.

PURPOSES OF THE REVERSE STOCK SPLIT

     The closing price per share of the Common Stock as reported on AMEX on November 24, 1998, the last trading day prior to the date of this Proxy Statement, was $3/16. The Board of Directors believes that the current low per share price of the Common Stock has had a negative effect on the price and marketability of existing shares, the amount and percentage (relative to share price) of transaction costs paid by individual shareholders and the potential ability of the Company to raise capital by issuing additional shares. Reasons for these effects include internal policies of certain institutional investors which prevent the purchase of low-priced stocks, the fact that many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin and a variety of brokerage house policies and practices which tend to discourage individual brokers within those firms from dealing in low-priced stocks.

     In addition, since brokers' commissions on the low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual shareholders paying transaction costs which are a higher percentage of the share price than would be the case if the share price were substantially higher. The Board of Directors also believes that this factor limits the willingness of certain institutional investors to purchase the Common Stock.
The Board of Directors believes that the proposed Reverse Stock Split will enhance the Company's flexibility in the future for financing and capitalization needs. There can, however, be no assurance that any of the foregoing effects will occur.

     THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE MARKET PRICE FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

     If the proposal to approve the Reverse Stock Split is authorized by the shareholders, the Reverse Stock Split would become effective at such time as the Company files a Certificate of Amendment (the "Certificate of Amendment") of the Certificate of Incorporation of the Company with the Secretary of State of Oklahoma (the "Effective Date"). Even if the Reverse Stock Split is approved by the shareholders, it is within the discretion of the Board of Directors to not carry out the Reverse Stock Split. Upon the filing of the Certificate of Amendment, all of the Old Common Stock will be converted into New Common Stock as set forth in the Certificate of Amendment. The number of shares of New Common Stock will be rounded up to the nearest whole share as fractional shares will not be issued. From and after the Effective Date, certificates representing shares of Old Common Stock shall be deemed to represent only the right to receive shares of New Common Stock to which an individual shareholder is entitled.

CERTIFICATES AND FRACTIONAL SHARES

     As soon as practicable after the Effective Date, the Company will request all shareholders to return their stock certificates representing issued shares of Old Common Stock outstanding on the Effective Date ("Old Certificates") in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock have been converted ("New Certificates") as a result of the Reverse Stock Split. Each shareholder will receive a letter of transmittal from the Company's transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"), containing instructions on how to exchange certificates. SHAREHOLDERS SHOULD NOT SUBMIT THEIR OLD CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THESE INSTRUCTIONS. In order to receive New Certificates, shareholders must surrender their Old Certificates pursuant to the Transfer Agent's instructions, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require.

     Beginning with the Effective Date, each Old Certificate until surrendered and exchanged as described above, will be deemed for all corporate purposes to evidence ownership of the whole number of shares of the Common Stock into which the shares evidenced by such Old Certificates have been amended.

     No fractional shares of New Common Stock will be issued as a result of the Reverse Stock Split. In lieu of receiving fractional shares, shareholders who hold a number of shares not evenly divisible immediately prior to the Reverse Stock Split will be entitled to receive a whole share of New Common Stock for any fractional share at no additional cost. The number of shares of New Common Stock to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

CERTAIN EFFECTS OF THE REVERSE STOCK SPLIT

     The principal effect of the Reserve Stock Split will be to decrease the number of shares of Common Stock outstanding from 15,361,553 to approximately 1,536,155, before giving effect to the rounding up of fractional shares referred to above. In addition, the Board of Directors will take appropriate action to proportionately adjust the number of Common Shares issuable upon exercise of outstanding warrants, options, other convertible securities and other contingent share issuances, and to adjust the related exercise price, to reflect the Reverse Stock Split. As a result, following the Effective Date, the number of Common Shares issuable upon the exercise of outstanding warrants, options, other convertible securities and contingent share issuances will be reduced from 20,772,553 to 2,077,255 shares. The authorized number of shares of Common Stock will remain at 20,000,000 shares.

     The shares of New Common Stock will be fully paid and nonassessable. The relative voting and other rights of holders of the New Common Stock will not be altered by the Reverse Stock Split. The Company does not anticipate that the Reverse Stock Split will result in any material reduction in the number of holders of Common Stock. Following the Reverse Stock Split certain shareholders' holdings may include an "odd lot" number of shares. In general, it is somewhat more difficult to purchase or sell an oddlot number of shares, and transactions in odd lots are subject to higher commissions and other transaction costs applicable to so-called round lots.

     The Reverse Stock Split will not change the par value of shares of Common Stock. However, under applicable Oklahoma law, the total capital of the Company will not be reduced as a result of the Reverse Stock Split, even though the aggregate par value of all issued and outstanding shares will be reduced to one-tenth of the aggregate par value prior to the Reverse Stock Split. Accordingly, the Reverse Stock Split will not change surplus available for dividends.

     The Board considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split but determined that the availability of additional shares may be beneficial to the Company in the future. The availability of additional authorized shares will allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by shareholders or the time delay involved in obtaining shareholder approval (unless required by law or regulation). Such purposes could include effecting future Business Combinations, if any, or meeting requirements for working capital or capital expenditures through the issuance of shares. To the extent that any additional shares (or securities convertible into Common Stock) may be issued on other than a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. The Common Stock has no preemptive rights. In addition, if another party should seek to acquire or take over control of the Company, and the Board does not believe such transaction is in the best interest of the Company and its shareholders, some or all of the authorized shares could be issued to another party to try to block such transaction.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following description of material federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, broker-dealers, or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

     The Company has not sought and will not seek a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that because the Reverse Stock Split is not part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the following effects:

     The amendment of shares of Old Common Stock to become shares of New Common Stock should not result in recognition of gain or loss (except in the case of the portion of a whole share of New Common Stock attributable to the rounding up to the nearest whole number of shares of New Common Stock in lieu of fractional shares as described above). The holding period for the shares and portions of shares of New Common Stock will include the shareholder's holding period for its shares of Old Common Stock, provided that the shares of Old Common Stock were held as a capital asset. The portion of the shares of New Common Stock attributable to rounding up for fractional shares will have a holding period commencing on the Effective Date. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the shares of Old Common Stock, increased by the income or gain attributable to the rounding up to a whole number of shares as described herein. Shares of New Common Stock attributable to the rounding up to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such shareholders should generally recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each share of New Common Stock attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property.

MISCELLANEOUS

     The Board of Directors may abandon the proposed Reverse Stock Split at any time before or after the Meeting and prior to the filing of the Certificate of Amendment related thereto if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the Certificate of Amendment that it deems necessary to file it with the Oklahoma Secretary of State and give effect to the Reverse Stock Split.

RECOMMENDATION AND VOTE

     Assuming the presence of a quorum, the proposal to amend the Company's Certificate of Incorporation to effect the Reverse Stock Split requires the favorable vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, in person or by proxy. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
        THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
               OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT


                  PROPOSAL NO. 3 - APPROVAL OF CONTROL SHARES

GENERAL

     Lawrence D. Field, Chairman of the Board of Directors, beneficially owns 4,220,009, or 27.4%, of the issued and outstanding shares of the Company's Common Stock. See "Principal Shareholders and Security Ownership of Management." A portion of such shares were acquired in "control share acquisitions" and are therefore deemed to be "control shares" pursuant to the Oklahoma Control Shares Act under Sections 1145 to 1155 of the OGCA (the "Control Shares Act"). Under the Control Shares Act, "control shares" have no voting rights within certain ranges of voting power. Accordingly, Mr. Field is deemed to hold voting power with respect to 3,072,310 shares (including beneficial ownership), or less than one-fifth, of the Company's Common Stock. When "control shares" are excluded from the total number of shares of Common Stock entitled to vote on Proposals 1-2 and 4-6 contained herein, Mr. Field would have effective control of 21.6% of the shares entitled to vote (as discussed below, Mr. Field is not entitled to vote his shares with respect to this proposal). The following discussion in this proposal is qualified in its entirety by reference to the Control Shares Act.

     This proposal requests that the shareholders approve the removal of all restrictions under the Control Shares Act placed on "control shares" held by Mr. Field, which includes the restoration of all voting power with respect to such "control shares."

OKLAHOMA CONTROL SHARE PROVISIONS

     Under the Control Shares Act, "control shares" are those issued and outstanding shares that, when added to all of the other shares owned by a given shareholder, have voting power that falls into one of the following three ranges: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority. The range of voting power held by a given shareholder is calculated from the number of shares he owns both of record and beneficially. "Beneficial ownership" under the Control Shares Act includes all shares that the shareholder has the right to acquire within 60 days.

     Under the Control Shares Act, the acquisition of any control shares, or the power to control the voting of any such shares, is a "control share acquisition." There are twelve exceptions set forth in the Control Shares Act whereby acquisitions of shares will not be deemed control share acquisitions. One exception is for shares acquired prior to the effective date of a company's status as an "issuing public corporation," as defined in the Control Shares Act. In addition, shares that were control shares at time of their acquisition, but which have since fallen into a lower range of voting power due to the issuance of additional shares by the Company, are automatically restored to full voting power.

     Accordingly, those shares that were held by Mr. Field prior to the time the Company became an issuing public corporation in August of 1994 are not deemed control shares and Mr. Field has voting power with respect to such shares. In addition, all shares that were deemed control shares at the time they were acquired by Mr. Field, but that have since had their respective voting power diluted by additional issuances of the Company's Common Stock to less than one-
fifth of voting power, are no longer deemed to be control shares.   All shares
acquired by Mr. Field that would presently give Mr. Field one-fifth or more of the voting power of the Company are deemed control shares and Mr. Field has no voting power over such shares.

NOTICE OF CONTROL SHARE ACQUISITION

     Mr. Field has delivered an Acquiring Person Statement to the Company as required by the Control Shares Act. A copy of the Acquiring Person Statement is attached to this Proxy Statement as Appendix C.

PURPOSE OF APPROVAL OF CONTROL SHARES

     If the shareholders vote to approve this proposal, such approval will lift the voting restrictions placed on Mr. Field's control shares by the Control Shares Act effective at midnight following the approval. In addition, such approval will have the effect of waiving voting restrictions on any future acquisitions of additional shares by Mr. Field within the entire range of "more than one-third to less than a majority" of voting power. Such approval would enable Mr. Field to acquire and have voting rights over additional shares that make up less than a majority of the voting power of the Company's Common Stock. However, such approval will not entitle Mr. Field to exercise voting rights over control shares with respect to any of the proposals discussed in this Proxy Statement.

     If this proposal is not approved by the shareholders, the voting power of the control shares will return automatically (i) if Mr. Field's voting power is diluted by the Company's issuance of additional shares so that the control shares make up less than one-fifth of the voting power, (ii) if the control shares are transferred to another party in a transaction that does not constitute a control share acquisition for the other party, or (iii) once three years elapse following the date of the vote of the shareholders on this proposal.

SHARES TO BE COUNTED IN DETERMINING QUORUMS AND MAJORITIES

     Under the Control Shares Act, only "non-interested shares" may vote on the issue of control share voting power. Solely with respect to the vote on this proposal, all "interested shares" otherwise entitled to vote will be excluded from determination of a quorum, denied the right to vote and omitted from the calculation of a majority of the voting power. "Interested shares" include all shares of the Company's Common Stock held by the following shareholders: (i) Lawrence D. Field, as the owner of the control shares at issue; (ii) all officers of the Company; and (iii) each employee of the Company who also serves as a director.

NO APPRAISAL RIGHTS

     Under the Control Shares Act, the shareholders of the Company will not have the right to seek appraisal of their shares of Common Stock with respect to this proposal.

SUMMARY OF THE CONTROL SHARES ACT NOT DEFINITIVE

     Neither the discussion of the Control Shares Act or summaries of its provisions set forth in this proposal purport to provide a complete statement of the Control Shares Act or related provisions under Oklahoma law.

RECOMMENDATION AND VOTE

     This proposal will be approved if authorized by an affirmative vote of a majority of the voting power entitled to be cast at the Meeting on this proposal. The Board of Directors believes that the Control Shares Act was intended to apply to hostile takeovers of Oklahoma companies, which is not the situation in the case of Mr. Field's acquisition of shares of the Company's Common Stock. The Board is not aware of any benefit to the Company or its shareholders in restricting Mr. Field's voting power with respect to his shares of the Company's Common Stock. The Board believes that fairness requires that voting power be restored to such shares. Accordingly, the Board of Directors strongly urges the shareholders to vote for the approval of this proposal.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
         THAT THE SHAREHOLDERS VOTE TO APPROVE AND ADOPT THIS PROPOSAL


                     PROPOSAL NO. 4 - ELECTION OF DIRECTORS

     Shareholder action will be requested at the Meeting with respect to the election of each of the members of the Board of Directors. The Amended and Restated Bylaws (the "Bylaws") of the Company provide that the Board of Directors shall consist of not less than one nor more than nine directors, as determined from time to time by resolution of the Board of Directors. The term of all of the members of the Board of Directors, consisting of Lawrence D. Field, Gerald E. Milton, James K. Tolbert, Milton D. McKenzie, Sam L. Susser, James H. Bankard and Timothy G. Bruer, will expire at the Meeting. Although the number of directors is currently fixed at seven, Mr. Bankard has elected not to seek re-election as a director. The Board position being vacated by Mr. Bankard is not being filled at the Meeting. The Bylaws provide that any Board vacancies may be filled by the affirmative vote of a majority of the remaining directors. The Board of Directors has not yet identified anyone to fill the vacancy. Accordingly, the accompanying proxy solicits your vote for only six directors.

     The Board of Directors has nominated Lawrence D. Field, Gerald E. Milton, James K. Tolbert, Milton D. McKenzie, Sam L. Susser and Timothy G. Bruer, for re-election as directors. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Field, Milton, Tolbert, McKenzie, Susser and Bruer. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve. A plurality of the votes cast is required for the election of directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

NOMINEES FOR DIRECTORS

            TERM EXPIRES AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     Lawrence D. Field, age 38, the founder of the Company, has been a Director and Chairman of the Board of Directors of the Company since its inception in August 1990. He was also Chief Executive Officer of the Company from August 1990 to March 1997 and President of the Company from August 1990 to February 1994. Mr. Field has also served as President of Regent Private Capital Corp, an investment company, since February 1990. From September 1984 to February 1990, Mr. Field was Vice President and a shareholder of Capital Advisors, Inc., an investment management firm headquartered in Tulsa, Oklahoma, which managed investments for pension and profit sharing plans, foundations and individuals in the United States. From August 1982 to September 1984, Mr. Field served as Vice President of American Central Oil Corporation, an independent oil and gas company. Mr. Field graduated from the University of Texas at Austin in 1982 with a Bachelor of Science degree in Communications.

     Timothy G. Bruer, age 41, joined the Company as a Director, Chief Executive Officer and President in April 1997. Immediately prior to joining the Company, Mr. Bruer served as Vice President/General Manager of the Culinary Division of Nestle USA. He joined Nestle in 1992 as Vice President of Business Development. From 1985 to 1992, he was a partner with Bain and Company, Inc., a national consulting firm. Mr. Bruer graduated from Stanford University in 1979 with a Bachelor of Arts degree in Economics and from the University of Chicago in 1985 with a Master of Business Administration degree.

     Gerald E. Milton, age 55, has been a Director of the Company since January 1994, and served as President of the Company from February 1994 until March 1997. He also served as Chief Financial Officer of the Company from June 1993 until February 1995. From May 1989 to June 1993, Mr. Milton worked as an independent consultant and investor. From August 1987 to October 1989, he served as President and Chief Executive Officer of Engineered Films, Inc., a manufacturer of industrial packaging films. From September 1980 to August 1986, Mr. Milton was Chief Financial Officer of Linear Films, Inc., a manufacturer of industrial packaging films. He graduated from Oklahoma State University with a Bachelor of Science degree in Business and a Master of Business Administration.

     James K. Tolbert, age 42, joined the Company as a Director in November 1990. Mr. Tolbert has been President of Tolbert Enterprises, Inc. in Tulsa, Oklahoma, a company which owns and operates several restaurants in Oklahoma and Texas, since April 1986. Prior to that time, he was a Land Manager of Texas Oil & Gas Corp., an independent oil and gas company, for seven years. He has a Bachelor of Business Administration--Management degree from the University of Oklahoma.

     Milton D. McKenzie, age 61, joined the Company as a Director in November 1990. He has been Chairman of the Board of Directors of GPM, Inc. and its predecessors, the General Partner of CAPMAC, since October 1983. CAPMAC is an investment company specializing in oil and gas exploration. From February 1970 to October 1983, he was President and/or Chairman of the Board of Directors of Viking Petroleum, Inc., an oil and gas exploration and production company located in Tulsa, Oklahoma. He has a Juris Doctor from the University of Denver Law School and an Engineering degree from Tulsa University.

     Sam L. Susser, age 35, joined the Company as a Director in November 1990. In 1995, Mr. Susser became President and Chief Executive Officer of SSP, a joint venture of The Circle K Corporation and The Southguard Corporation ("Southguard"), which operates 173 convenience stores. Mr. Susser has been Chief Executive Officer of Southguard since January 1991, and served as Vice President, General Manager and Chief Financial Officer of Southguard from its founding in 1988 until January 1991. Prior to 1988, he was with the investment banking firm of Salomon Brothers Inc in New York, New York, for three years. Mr. Susser formed a new company, which he owns,

Susser Holding, LLC which acquired Southguard Corporation, SSP Partners and its affiliates on January 29, 1998. Mr. Susser graduated from the University of Texas at Austin in 1985 with a Bachelor of Business Administration in Finance degree.

     One Board position will be vacant following the Meeting.

COMPENSATION OF DIRECTORS

     Each Director of the Company is reimbursed for expenses incurred in attending meetings of the Board of Directors and meetings of committees of the Board of Directors. The Directors currently do not receive any additional fees for their services as Directors of the Company. The Company's Bylaws provide that the Company shall indemnify its Directors and officers to the fullest extent permitted by Oklahoma law. The Company has also entered into indemnification agreements with and carries liability insurance on behalf of all of its Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1997, the Board of Directors held four meetings. Each of the incumbent Directors who served as a Director during 1997 attended at least 75% of the total number of meetings on the Board of Directors and meetings of committees on which he served during his tenure as a Director. In addition, the Board of Directors took action six times during 1997 by unanimous written consent. The Board of Directors had previously established an Executive Committee, an Audit Committee, a Compensation Committee and a Stock Option Committee; however, as of February 1996, the Board of Directors determined that the Executive Committee was no longer necessary and such committee was dissolved.

     The Audit Committee was composed during 1997 of Messrs. Susser, Bankard and McKenzie. The Audit Committee is comprised entirely of independent Directors and recommends to the Board of Directors the appointment of the Company's independent public accountants. The Audit Committee reviews the plan and scope of the annual audit of the Company's financial statements, as well as the Company's significant accounting policies and other related matters. The Audit Committee met once during 1997. All of the members of the Audit Committee were present at such meeting.

     The Compensation Committee was composed during 1997 of Messrs. Susser, Tolbert and Bankard. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation of executive officers of the Company and administers the Company's employee benefit plans other than the Companies 1994 Stock Option Plan. During 1997, all of the members of the Compensation Committee were independent Directors. The Compensation Committee met once during 1997. Two of the three members of the Compensation Committee were present at such meeting.

     The Stock Option Committee was composed during 1997 of Messrs. Susser, Tolbert and Bankard. The Stock Option Committee administers the Company's 1994 Stock Option Plan and is comprised entirely of independent Directors. The Stock Option Committee met once during 1997. All of the members of the Stock Option Committee were present at such meeting.

     The Company does not have a standing Nominating Committee. Nominations of candidates for election as Directors of the Company may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder entitled to vote at such meeting. The Company's Bylaws provide that the annual meeting of shareholders is to be held each year on the second Friday in May.

                PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1998. Arthur Andersen LLP has been the independent public accountants of the Company since 1992. A proposal will be presented at the Meeting asking the shareholders to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider the appointment.

     The affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote is required for the adoption of this proposal.

     A representative of Arthur Andersen LLP will be present at the Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998.


          PROPOSAL NO. 6 - ADJOURNMENT OR POSTPONEMENT OF THE MEETING

     In the event the number of shares of Common Stock represented at the Meeting is insufficient to constitute a quorum or, if a quorum is present, the Company fails to receive a sufficient number of votes to approve any or all of the proposals set forth in this Proxy Statement, the Company proposes to adjourn or postpone the Meeting for a period of not more than 30 days for the purpose of soliciting additional proxies. Proxies initially cast in favor of any of the proposals set forth herein will, unless revoked, be voted in favor of the approval of such item at any Meeting subsequently convened within 30 days of the initial date of the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
           A VOTE FOR THE APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT
                  OF THE MEETING TO SOLICIT ADDITIONAL PROXIES


           SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

     The summary below sets forth selected historical financial data and selected unaudited pro forma financial data. The financial data set forth below should be read in conjunction with the financial information included elsewhere in this Proxy Statement and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

SELECTED HISTORICAL FINANCIAL DATA

     The selected historical financial data presented below for the years ended December 31, 1997 through December 31, 1993 are derived from the consolidated financial statements of the Company, which statements have been audited by Arthur Andersen LLP, independent public accountants. The selected historical financial data presented below for the nine month periods ended September 30, 1998 and 1997 are unaudited. The pro forma financial data presented in the table below are derived from the unaudited pro forma consolidated financial statements of the Company included elsewhere in the Proxy Statement. No dividends have been paid for any of the periods presented.

                                                               HISTORICAL(A)                                   PRO FORMA(B)
                             --------------------------------------------------------------------------------- ------------
                                                                                                                   YEAR
                                  NINE MONTHS                                                                      ENDED
                              ENDED SEPTEMBER 30,               YEAR ENDED DECEMBER 31,                         DECEMBER 31,
                             ----------------------  ---------------------------------------------------------
                                1998        1997        1997       1996       1995        1994        1993         1997
                             ----------  ----------  ----------  ---------  ---------  ----------  -----------  ----------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
SUMMARY OF OPERATIONS
DATA:
  Revenues.................... $15,608    $ 17,712    $ 23,890    $24,524    $20,940     $15,555      $ 3,023     $15,120
  Income (loss) from
   continuing operations......  (6,528)    (10,997)    (11,822)    (5,130)    (3,278)     (1,971)      (2,021)     (9,475)
PER SHARE DATA:
  Earnings per share:
     Continuing operations....   (0.47)      (1.36)      (1.25)     (0.80)     (0.56)      (0.70)       (0.64)      (1.00)
     Net loss.................   (0.64)      (1.75)      (1.95)     (1.17)     (0.81)      (0.78)       (0.57)      (1.71)
  Book value per share........   (1.16)      (0.55)      (0.77)      0.18       0.89        0.33        (0.53)      (1.09)
  Weighted average shares
     of common stock
     outstanding..............  13,882       8,095       9,475      6,385      5,833       2,944        3,219       9,475
BALANCE SHEET DATA:
  Total assets................  14,320      32,140      20,908     37,776     22,637      20,766       11,659      17,879
  Total liabilities other than
     long-term debt...........  30,487      23,556      22,880     23,194      9,125       6,437        5,033      22,880
  Long-term debt..............      --      13,049       5,360     13,442      8,294       4,552        8,334       5,360

______________________

(a) Beginning shortly after inception, the Company consummated a series of acquisitions which affect the comparability between the historical net sales, gross profit, total assets and long-term debt for all years shown above. All years have been restated to reflect the discontinued operations of the Company's snack tray and catalog division.

(b) The pro forma amounts represent the results of the Company's operations as if the Company's bagel bar business had been sold as of January 1, 1997. The pro forma income amounts do not reflect any impact from the use of the ultimate proceeds to be received from the sale of such bagel bar business. See "Recent Developments." See also "Index to Pro Forma Financial Statements and Financial Statements" at pages F-2 and F-3.

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

     The selected unaudited pro forma financial data gives effect to the proposed Sale and the disposition of the Company's bagel bar business, assuming that such transactions had been effective for all periods presented. The selected unaudited pro forma financial data do not necessarily indicate the operating results that would have occurred had such transactions been consummated on the dates for which such transactions are being given effect, nor do they necessarily indicate future operating results. The pro forma financial data presented in the table below are derived from the unaudited pro forma consolidated financial statements of the Company included elsewhere in the Proxy Statement. See "Index to Pro Forma Financial Statements and Financial Statements."

                                                   PRO FORMA(b)
                                   --------------------------------------------
                                    NINE MONTHS
                                       ENDED
                                   SEPTEMBER 30,     YEAR ENDED DECEMBER 31,
                                                   ----------------------------
                                        1998         1997      1996      1995
                                   --------------  --------  --------  --------
                                                      (IN THOUSANDS)
SUMMARY OF OPERATIONS
 DATA(A):
  Revenues........................ $      --       $   373   $ 2,713   $ 7,314
  Income (loss) from continuing
    operations....................        (1,526)   (6,350)   (2,596)   (1,619)
BALANCE SHEET DATA:
  Total assets....................         7,403    16,687    24,400    25,585
  Total liabilities other than
     long-term debt...............        14,803    19,543    18,836     8,408
  Long-term debt..................            --        --        --        --

______________________

(a) All years have been restated to reflect the Company's specialty baked goods, snack tray and catalog operations as discontinued operations. The pro forma income amounts do not reflect any impact from the use of the net proceeds from the Sale. No general corporate overhead was allocated to the discontinued operations.

(b) The pro forma amounts represent the combined impact of the Sale and the disposition of the Company's bagel bar business which was sold on June 12, 1998. See "Recent Developments." See also "Index to Pro Forma Financial Statements and Financial Statements" at pages F-4 through F-8.


                       COMPARATIVE PER SHARE INFORMATION

     The following table sets forth certain comparative per share information for the Company. The "Prior to the Sale" information is historical and pro forma information, with the pro forma information giving effect to the sale of the Company's bagel bar business. The "Assuming Sale" information is pro forma information giving effect to the Sale on a per share basis. No dividends were paid for the period presented.

                                                          Prior to the Sale
                                             -------------------------------------------         Assuming Sale*
                                              Historical                      Pro Forma            Per Share
                                             -------------------------------------------         --------------
Book value:
   As of December 31, 1997.................        (.77)                        (1.09)                  (.30)

Income (loss) from continuing operations:
   Year ended December 31, 1997............       (1.25)                        (1.00)                  (.67)

__________________________
* Also gives effect to the sale of the bagel bar business, as if such transaction had occurred on January 1, 1997. See "Index to Pro Forma Financial Statements and Financial Statements."


                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis should be read in conjunction with the information set forth under "Selected Historical Financial Data" and the Company's Consolidated Financial Statements and notes thereto. As discussed in the accompanying Consolidated Financial Statements, the Company has discontinued all of its operating businesses, including its specialty baked goods segment, its snack tray segment and its direct store delivery division. The specialty baked goods segment is reflected as continuing operations because the Sale is contingent upon approval of the Company's shareholders. The following tables present, as a percentage of net sales, certain selected financial data for the Company for the periods indicated:


                                      Nine Months Ended
                                        September 30,
                                     -------------------
                                       1998       1997
                                     ---------  --------
Net Sales                                 100%      100%
Gross Profit                               28        17
Operating Expenses                         53        64
Interest and Other                         17        15
Loss from Continuing Operations           (42)      (62)
Loss from Discontinued Operations         (16)      (18)
Net Loss                                  (58)      (80)


                                              For the Years Ended
                                                  December 31,
                                             ----------------------
                                              1997    1996    1995
                                             ------  ------  ------
Net Sales                                      100%    100%    100%
Gross Profit                                    18      22      24
General and Administrative                      17      18      17
Selling and Marketing                           19      17      19
Unusual Charges                                 15       1      --
Depreciation and Amortization of Goodwill        4       3       3
   and Other Intangibles
Interest and Other                              14       4       1
Loss from Continuing Operations                (50)    (21)    (16)
Loss from Discontinued Operations              (28)    (10)     (7)
Net Loss                                       (77)    (30)    (23)


PERIOD TO PERIOD COMPARISONS

 Nine Months Ended September 30, 1998 Compared to the Nine Months Ended September 30, 1997

     Net Sales. Total net sales decreased 12% from $17,712,000 to $15,608,000. The decrease in the specialty baked goods segment was due to lower sales from the Company's bagel bar brand due to its sale on June 12, 1998, offset by higher biscotti brand sales over the same period of 1997. Biscotti sales increased $3,054,000 from $9,741,000 to $12,795,000 while bagel bar sales decreased $4,613,000 from $7,283,000 to $2,670,000. Sales from the Maxi-Crisp product lines also decreased $688,000.

     Gross Profit. Gross profit increased from $3,015,000 to $4,299,000, an increase of 43%. Gross profit as a percentage of net sales increased from 17% to 28%. This increase was a result of an increase in gross margins from biscotti brand sales from $2,161,000 to $3,556,000, offset by the decrease in margin from the sale of the Company's bagel bar brand. As a percentage of sales, biscotti gross margins increased from 22% to 28%.

     General and Administrative. General and administrative expenses decreased from $6,751,000 to $1,923,000, a decrease of 72% and decreased as a percentage of net sales from 38% to 12%. The decrease was due to the 1997 expense of $2,055,000 for an employment agreement buyout of the three former owners of the Company's Nonni's Biscotti brands discussed above, and a $1,000,000 charge during the second quarter of 1997 as a reserve provision on a note receivable from the 1996 sale of the Gift and Gourmet business. In addition, the Company incurred in 1997 approximately $450,000 in consulting fees in the course of preparing its strategic operating plan for 1998 and beyond. In addition, general and administrative expenses decreased $144,000 due to the sale of the bagel bar business in June of 1998.

     Selling and Marketing. Selling and marketing expense decreased from $3,773,000 to $2,636,000, a decrease of 30% and decreased as a percentage of net sales from 21% to 17%. This decrease in expense was due to lower demonstration expenses associated with the bagel bar product brands, as this brand was sold in June 1998, and lower sales and marketing personnel costs of approximately $100,000.

     Depreciation and Amortization of Intangibles. Amortization of goodwill and other intangibles decreased 33% to $563,000 when compared to the same nine months of 1997. The decrease is due to the sale of the bagel bar business in June, 1998.

     Interest and Other. Interest and other expenses increased from $2,643,000 to $2,676,000, an increase of $33,000. Of the 1997 amount, $1,150,000 related to the issuance of certain Regulation S debentures that occurred in the first quarter of 1997 that had a convertible feature at a discount to the market price of the common stock of the Company. This intrinsic value associated with the discount must be charged to interest expense over the holding period that the debentures are held by the debenture holder. In addition, approximately $260,000 of deferred financing fees associated with the first quarter of 1997 Regulation S financing were expended in the third quarter of 1997 due to the conversion of the debentures to common stock. These items were offset in 1998 due to increased levels of borrowings.

     Loss from Continuing Operations. Losses from continuing operations decreased from $10,997,000 to $6,528,000, a decrease of $4,469,000. The decrease in net loss is due to the increase in gross profit from the biscotti business, the decrease in operating expenses to the sale of the bagel bar business in June 1998, and the non-recurring expenses related to the employment agreement termination and Regulation S Debentures recorded in 1997.

     Loss from Discontinued Operations. Losses from discontinued operations decreased from $3,189,000 to $2,378,000, a decrease of $811,000. During the fourth quarter of 1996, the Company made the decision to sell its distribution business located in southern California and in the second quarter of 1997, a decision was made to sell its catalog division located in Palestine, Texas. In the fourth quarter of 1997, the Company made the decision to divest its snack tray division. The sale of the catalog division closed in the third quarter of 1997. The sale of the distribution business in southern California closed in the third quarter of 1998. Therefore, the results from these businesses for comparable quarters are shown as discontinued operations.

     Net Loss. The Company's net loss decreased from $14,186,000 to $8,906,000, a decrease of $5,280,000 due to the reasons discussed above.

 Year Ended December 31, 1997 Compared to Year Ended December 31, 1996

     Net Sales. Total sales for 1997 decreased slightly from $24,524,000 to $23,890,000. However, during this period Nonni's biscotti sales increased 14% from $12,903,000 to $14,747,000 as the Company's wholesale club sales continue to enjoy double-digit growth. In addition, the Company introduced new products into the grocery, vending, and convenience store channels. Bagel bar sales also increased over the prior year by 25% from $6,793,000 to $8,474,000, a portion of which was due to the acquisition of certain assets of The Bagel Place, Inc. in August 1996 and due to the Company expanding its product offering into the wholesale club channel. Offsetting these increased sales were sales declines in pound cakes of $1,818,000, a decrease in sales of crispy marshmallow square treats of $1,779,000 and other decreases of $562,000.

     Gross Profit.   Gross profit decreased by 19% from $5,438,000 to $4,397,000 and decreased as a percent of net sales from 22% to 18%. This decline was driven by a decrease in crispy marshmallow square treats of $374,000 caused by lower sales volumes in 1997, lower gross margin from bagel bar sales of $233,000, and lower gross margin from pound cakes of $90,000. The Company believes that changes made in late 1997 and in the first quarter of 1998 have improved both the biscotti and bagel bar gross margins over the full year 1997 level. These changes include reducing fixed plant overhead, repositioning the bagel bar program with wholesale clubs, rolling out new products of biscotti in the grocery, vending, and convenience store channels, and improvements in the Company's purchasing and logistics to capture savings throughout the supply chain.

     General and Administrative.   General and administrative expenses decreased
by $391,000 from $4,333,000 to $3,942,000 and decreased from 18% to 17% of net sales. This decline was primarily in direct general and administrative expenses associated with the two manufacturing plants which decreased by $382,000 or 29% due to plant consolidations in late 1996 that reduced the Company's four manufacturing plants to two plants.

     Selling and Marketing.   Selling and marketing expenses increased by 8%
from $4,111,000 to $4,435,000 and increased from 17% to 19% of net sales. This increase was due to higher demonstration expenses associated with the Company's bagel bar program with wholesale club customers. Offsetting this increase was lower selling and marketing expenses associated with biscotti, pound cakes, and lower corporate selling and marketing expenses.

     Unusual Charges. Operating income for 1997 has been reduced for unusual items of $3,500,000 compared to $344,000 for 1996 and increased as a percentage of net sales from 1% to 15%. These charges included a $1,000,000 reserve against a note receivable arising from the 1996 sale of the Company's Gift and Gourmet business, $2,050,000 related to the settlement of three employment agreements with the former owners of Nonni's biscotti, and $450,000 related to a consulting study which took place in 1997 which ultimately resulted in the Company's decision to divest the mail order catalog business, the snack tray business, and other smaller non-strategic related business activities.

     Depreciation and Amortization of Goodwill and Other Intangibles. Depreciation and amortization of goodwill and other intangibles increased by $227,000 to $1,057,000, or 27% and increased from 3% to 4% of net sales. Depreciation included in cost of goods sold was $638,000 in 1997 and $355,000 in 1996.

     Interest and Other.   Interest and other expenses increased by $2,334,000
to $3,285,000 and increased as a percent of net sales from 4% to 14%. This increase was caused by certain factors including a non-cash interest charge in the first quarter of $1,150,000 from a Regulation S offering.

    Year Ended December 31, 1996 Compared to Year Ended December 31, 1995

     Net Sales. Total sales for 1996 increased by $3,584,000 to $24,524,000, an increase of 17%. Sales from businesses acquired accounted for $2,133,000 of the increase. The Company acquired certain assets of The MarveLoaf Corp. in January 1996 and certain assets of The Bagel Place, Inc. in August 1996. Sales were higher primarily because the Company's biscotti sales increased 77% over the 1995 level (an increase of $5,595,000) and sales from the bagel bar products increased by 54% (an increase of $2,370,000). These increases were partially offset by a decrease in sales from the Company's snack product line of $3,372,000 when sales from the crispy marshmallow square treat decreased over the prior year as other competitors entered the market place and the Company lost market share of its product.

     Gross Profit. Gross profit increased by 8% from $5,054,000 to $5,438,000 and decreased as a percentage of net sales from 24% to 22% due to a number of factors, including higher than anticipated manufacturing costs during the fourth quarter as the Company consolidated its Hayward and Carpenteria, California plants and its Orlando, Florida plant into both the Tulsa, Oklahoma and the Santa Ana, California manufacturing facilities. This consolidation resulted in the elimination of certain products, adjustments to the carrying values for certain inventory items, lower margins during the start-up stages of these two new plants and other expenses, some of which management believes are non-recurring in nature but are included in cost of goods sold.

     General and Administrative. General and administrative expenses increased by $754,000 to $4,333,000 and increased as a percentage of net sales from 17% to 18%. This decrease as a percentage of net sales was a result of the Company centralizing certain general and administrative functions with the plant consolidation program discussed above. Corporate overhead expenses increased as the Company consolidated certain functions from the closed plants into the corporate office and as the Company provided for a reserve against receivables related to the sale of the Gift and Gourmet division of $500,000.

     Sales and Marketing. Sales and marketing expenses increased by $227,000 or 6% and decreased slightly as a percentage of net sales from 19% to 17%.

     Unusual Charges. As a result of the Company's plant consolidation program in 1996, the Company incurred $344,000 of costs that management believes are non-recurring in nature. These expenses were associated with the plant shut-down and the consolidation program, including severance, rent expense and other costs associated with closing these facilities. These expenses represent 1% of net sales in 1996.

     Depreciation and Amortization and Goodwill and Other Intangibles. Depreciation and amortization increased from $633,000 to $829,000, an increase of 31% while remaining at 3% of net sales. This increase relates primarily to the acquisitions and related goodwill discussed above. Other depreciation expense included in cost of goods sold above was $355,000 in 1996 and $252,000 in 1995.

     Interest and Other. Interest expense increased from $236,000 to $951,000, an increase of $715,000. This increase was primarily due to higher debt outstanding during 1996 as compared to 1995 as the Company's borrowings increased primarily as a result of the acquisition of certain assets of The Bagel Place, Inc., capital expenditures incurred from the start-up of the Tulsa plant and funding for current year operating losses. These acquisitions and capital expenditures increased debt outstanding by approximately $8,000,000.

     Loss From Discontinued Operations. Operating losses from discontinued operations increased from 7% to 10% of net sales, an increase of $894,000. This change was driven by an increase in depreciation and amortization of goodwill and other intangibles, higher sales and marketing expenses and higher general and administrative expenses as discussed above.

LIQUIDITY AND CAPITAL RESOURCES

     Net cash used by operations was $2,550,000 for the nine months ended September 30, 1998. This compares to $5,357,000 of cash used in operations for the nine months ended September 30, 1997. Net cash provided by investing activities was $347,000 compared to $31,000 provided by investing activities for the comparable period. Net cash provided by financing activities during the first nine months ended September 30, 1998 totaled $2,147,000 from net borrowings on long-term debt.

     On April 10, 1998, the Company factored certain accounts receivable and used a portion of those proceeds to reduce the amounts owed under the $7,000,000 revolving line of credit to $6,000,000. In addition, the remaining $6,000,000 on the revolving line of credit was assumed by the Company's Chairman and his spouse, and in connection with such assumption, the bank released its collateral. The Company simultaneously agreed to repay the $6,000,000 assumed by the Company's Chairman and his spouse by delivering a note payable due in August 1998; however, if excess cash is not available to repay the note, the due date will be extended. The due date has been extended until the closing of the Sale. Interest is at local bank prime plus 1 1/2% and is classified as current in the consolidated financial statements. As of September 30, 1998, the Company owes the Chairman and his spouse $14,340,000.

     The Company has a term note with a bank. At September 30, 1998, $7,864,000 was outstanding and interest is at prime. Interest is payable monthly and principal payments were to begin in August 1998, with a final balloon payment due in May 1999 based on a five-year amortization. This note is collateralized by the Company's machinery and equipment and is also guaranteed by the Company's Chairman, his spouse and another family member of the Chairman. Interest and principal payments have been suspended until the closing of the Sale.

     The continuing losses from prior years and losses for 1998 combined with start-up costs, acquisitions and consolidations, have required substantial capital and have left the Company in a highly leveraged financial position as of September 30, 1998 with most of the Company's debt classified as current. The Company continues to experience cash flow difficulties in both funding current working capital requirements and in meeting its commitments for trade payables which include $4,609,000 of past due amounts as of September 30, 1998.

     Management intends to use the proceeds from the Sale to pay bank debt, the borrowings from the Company's chairman, other notes payable, trade payables and other obligations of the Company. To the extent proceeds from the Sale are insufficient to cover all of the Company's obligations, payments for the borrowings from the Company's chairman will be delayed. Although the Company's Unaudited Pro Forma Consolidated Balance Sheet dated September 30, 1998, which gives effect to the Sale, indicates a total asset value for the Company of approximately $7,400,000, such amount does not account for the proceeds for the year-end payment or any earn-out payments to be received by the Company following the Sale. Accordingly, subsequent to the closing of the Sale, and upon receipt of all of the proceeds relating to the Sale and from all the other asset divestitures, and after the application of all such proceeds to outstanding debt, payables and accrued liabilities, the Company estimates that its cash and notes receivable will total approximately $1,000,000. See "Conduct of Business Following the Sale; Use of Proceeds."

     The Company has also entered into short-term financing transactions with Accord Capital Corporation ("Accord") and King Financial Corporation ("King") pledging certain inventories and receivables as collateral. These transactions are typically for periods of thirty days at high short-term interest rates. Certain of these transactions are guaranteed by the Company's Chairman. As of September 30, 1998, the Company owed $1,658,000 to Accord and $665,000 to King.

     Prior to the closing of the Sale, it may be necessary for the Company to utilize other short-term financings, which may or may not be available or available only at high interest rates, to fund its operations.

     Following the closing of the Sale, the Company plans to sell its remaining operating assets and discontinue its business as a manufacturer and marketer of branded speciality baked goods and as a retail snack tray operator, leaving the Company with no further operator business. The management and administrative staff of the company will be reduced to the minimum required to maintain the Company's investments and to fulfill its reporting obligations.

     In the event the Sale is not consummated, the Company would be forced to find additional sources of financing in order to satisfy its debt obligations. There can be no assurance that such additional financing would be available on commercially reasonable terms and the inability to obtain financing on commercially reasonable terms would have a material adverse effect on the Company. In such event, the Company would most likely attempt to find another buyer for the Biscotti Business. However, there can be no assurance that a sale to another buyer could be consummated on terms similar to those provided for in the Sale.

     In addition, the failure to collect the $2,500,000 due to the Company from GSBI for the sale of the Company's bagel bar manufacturing business would adversely affect the Company's ability to consummate a Business Combination. Such promissory note is due on November 30, 1998, but its due date may be extended until March 31, 1999, by the payment to the Company of $500,000. The Company understands that it will be necessary for GSBI to obtain financing in order to pay the amount due under such promissory note. Consequently, there can be no assurance that the Company will receive timely payment of such amount.

     The Company has received notification from AMEX that the Company's Common Stock is to be removed from listing on AMEX effective as of the close of the exchange on December 11, 1998. As a result of the delisting of the Common Stock from AMEX, the liquidity of the Common Stock may be impaired and holders may encounter greater difficulty in selling shares should they desire to do so and in obtaining accurate quotations as to the market value of the Common Stock. In addition, it may prove more difficult for the Company to raise future capital to fund working capital requirements or possible business acquisitions. It is anticipated that upon removal of the Common Stock from listing on AMEX, trading in the Common Stock will likely be conducted in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board."

INFLATION

     The Company's business operations are subject to inflationary pressures. There can be no assurance that the Company will be able to increase prices in the event of increased labor and material cost.

YEAR 2000

     In the next two years, most companies will face a potentially serious information systems problem because many software applications and operational programs written in the past may not properly recognize calendar dates beginning in the year 2000. This problem could force computers to either shut down or provide incorrect data or information. The Company has not fully completed its assessment of its year 2000 issues, but has made advances in the following described areas. The Company began the process of identifying the changes required to its computer programs and hardware in 1997. Software upgrades designed to correct the year 2000 problem have been implemented. The Company is currently evaluating the effect of the year 2000 problem on its hardware, and will correct any problems during 1998 and 1999. The Company plans to complete its assessment during 1998, and thus has not prepared contingency plans at this point. The Company is also currently evaluating the effect of the year 2000 problem on its manufacturing equipment located within its bakery facilities.
The risk remains that certain bakery equipment may not function or will function improperly because of electronic circuitry which is affected by the year 2000 problem. The Company does not anticipate the cost of these software and hardware changes to have a material adverse impact on its business, financial condition, or results of operation.


                              RECENT DEVELOPMENTS

     In addition to the Biscotti Business, the Company's specialty baked goods division included a bagel and bagel bar production business located in Santa Ana, California. The primary products produced at the Santa Ana plant were bagel bars, which are rectangular-shaped bread products made from bagel dough. The Santa Ana plant also produced a line of pound cakes. The Company employed approximately 42 persons at the Santa Ana plant.

     During 1997, total revenues relating to the Santa Ana plant were $8,700,000 (37% of the Company's total revenues), but the Company incurred an operating loss of $1,672,207 from such facility. Based upon the continuing losses from the Santa Ana plant, as well as the Company's overall goal of divesting all of its food industry assets, the Board of Directors determined that it was in the best interests of the Company to sell the assets of the Santa Ana plant.

     On June 12, 1998, pursuant to an Asset Sale Agreement dated as of such date, the Company sold the assets relating to the Santa Ana plant to GSBI (Gourmet Specialty Bakers, Inc). The total consideration for such sale was $3,750,000, including $2,500,000, in the form of a promissory note which is due and payable on November 30, 1998, and $1,250,000 in the form of an earn-out agreement based on product sales and new distribution achievement in

1998. The promissory note is secured by a lien on the assets sold and may be extended until March 31, 1999, by the payment to the Company of $500,000. The Company understands that it will be necessary for GSBI to obtain financing in order to pay the amount due under such promissory note. Consequently, there can be no assurance that the Company will receive timely payment of such amount. In addition, the buyer assumed the liability of accounts payable in the amount of $257,994, and it assumed contracts relating to the day to day operation of the business. Pursuant to the earn-out agreement, the buyer will pay the Company $500,000 if the buyer's sales of such products during 1998 reach $5,100,000 or $1,000,000 if such sales reach $6,300,000. The additional cash payment rises proportionately once sales reach $3,900,000. If such 1998 product sales are less than $3,000,000, the Company will be required to pay $500,000 to the buyer. In addition, the terms of such sale also provide for the payment by the buyer of certain royalties of up to $250,000, relating to sales of products included within the product lines which were sold.

     In addition, on September 2, 1998, the Company sold the assets relating to its food distribution business located in Santa Ana, California to Preferable Sales & Distribution, LLC for a cash purchase price of $710,000, plus the assumption by the buyer of liabilities relating to the day to day operations of the business. All of the proceeds of such sale were used to satisfy existing obligations of the food distribution business. The total revenues during 1997 relating to the food distribution business were $6,556,000.


                            DESCRIPTION OF BUSINESS

COMPANY HISTORY

     The Company was formed in August of 1990, and in August of 1994 the Company effected its initial public offering. The Company has made numerous acquisitions since its inception and during 1997, the Company took steps to make it a more narrowly focused specialty baked goods producer with an emphasis on biscotti and bagel bars as follows:

         . The Company sold its mail order catalog business, which produced and sold specialty cakes and pies out of its plant in Palestine, Texas.
         . The Company announced its intention to discontinue the operations of its snack tray business and sold the operations of all but four of its regional market centers.
         . The Company outsourced the production of Mom's Best pound cakes.
         . The Company exited the traditional round bagel business, whose market has become more of a commodity business.

These steps positioned the Company to be a focused branded specialty baked goods producer, having leading brands in niche product categories in growth markets. The specialty baked goods business, however, is highly competitive and is comprised of a few large companies, such as Sara Lee and Campbell Soup, and numerous small regional companies, many of which have greater resources than the Company. The Company's principal office is located at 6846 South Canton, Suite 110, Tulsa, Oklahoma 74136, and its telephone number is (918) 496-2400.

CURRENT BUSINESS

     The Company is the nation's largest producer of biscotti, an Italian cookie that is generally eaten with a cup of coffee, cappuccino, milk or espresso. Biscotti products vary as to flavor, product content and packaging and specifically due to customer preferences for flavor and package configuration. The Company currently operates one leased bakery facility located in Tulsa, Oklahoma (47,000 sq. feet) where all biscotti products are produced.

     The Company's products are sold through multiple channels to serve customers in grocery, club, food service, vending and convenience store channels. Distribution is by direct store delivery, warehouse to warehouse and, in some cases, to independent warehouses pending orders from customers.

PROPERTY

     The Company leases a 47,000 square foot facility in Tulsa, Oklahoma, where all biscotti products are produced. This lease expires in 2006. The Sale Agreement contemplates that either such lease will be assigned to Existing Sub, or that Existing Sub will sublease the biscotti production facility from the Company. If a sublease is utilized (rather than the lease being assigned), the Company, as the primary lessee under the production facility lease, will remain liable for any obligations under such lease until it expires. The Company's executive offices are located in Tulsa, Oklahoma where the Company leases 8,500 square feet of office space. This lease expires on January 1, 2000.

FUTURE BUSINESS STRATEGY

     The Board of Directors has elected at this time not to liquidate the Company and distribute its cash to the shareholders upon consummation of the Sale Transaction, as the Board believes that the acquisition of a business with growth potential has the potential to create a greater return for the shareholders than the distribution of the Company's cash. Following the consummation of the Sale Transaction, the Company will have no further operating business, and most of the Company's current management team, including Timothy
G. Bruer, the President and Chief Executive Officer, would leave the Company and join the entity operating the Biscotti Business. At such time, the Company will reduce its management and administrative staff to the minimum required to maintain the Company's investments and to fulfill its reporting obligations. Lawrence D. Field, the Company's Chairman of the Board of Directors, will remain with the Company and also serve as its Chief Executive Officer. In addition, the Company has hired Jason Bryan as Chief Financial Officer of the Company effective as of November 15, 1998. After the Sale occurs, the Board of Directors intends to concentrate its efforts on exploring opportunities to effect an acquisition, whether by merger, exchange or issuance of capital stock, acquisition of assets or other similar Business Combination, with a business which the Board believes may have significant growth potential.

     The Company has begun investigating opportunities for a Business Combination. However, such process is still in its initial stages. The Company anticipates that accelerated efforts towards identifying a Business Combination will commence following the closing of the Sale. At present, the Company has not identified a specific opportunity or a specific industry in which it intends to invest. Since announcing the Sale, the Company has received numerous inquiries as to its interest in various opportunities. The Company intends to utilize the talents and contacts of its Board of Directors in identifying and pursuing opportunities for Business Combinations. In addition, while the Company does not presently intend to engage an investment banker on an exclusive basis for the purpose of finding a Business Combination, the Company may utilize various business brokers on a non-exclusive basis in such process. The Company's criteria for a Business Combination is still being developed, but it is anticipated that the Business Combination would involve an industry with consolidation opportunities, an industry having a market with sufficient size to realize significant growth, a transaction which would allow the Company to leverage its cash and a business of sufficient size to create interest among institutional investors.

                           FORWARD LOOKING STATEMENTS

     Matters discussed throughout this Proxy Statement include certain statements that may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Proxy Statement, other than statements of historical facts, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions within the bounds of its knowledge of its business, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Forward-looking statements involve risks and uncertainties including, but not limited to, the successful consummation of the Sale, successful completion of a Business Combination, general economic trends, continued acceptance of the Company's products in the marketplace, competitive factors, manufacturing and raw material costs, the Company's dependence upon third-party suppliers, and other risks detailed from time to time in the Company's periodic reports filed with the Commission. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of September 30, 1998, regarding the ownership of the Company's Common Stock by (a) all persons known by the Company to be beneficial owners of more than five percent of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table below, and (d) all executive officers and directors of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                                       SHARES             PERCENT
NAME OF OWNER OR IDENTITY OF GROUP                             BENEFICIALLY OWNED (1)   OF CLASS (1)
----------------------------------                             ----------------------   ------------
Lawrence D. Field
 6846 South Canton, Suite 110
 Tulsa, Oklahoma  74136                                                 4,220,009 (2)         27.4

ML Oklahoma Venture Partners, Limited Partnership
 5100 East Skelly Drive, Suite 1060
 Tulsa, Oklahoma  74135                                                   792,802 (3)          5.1

Milton D. McKenzie
 5727 South Lewis, Suite 125
 Tulsa, Oklahoma  74105                                                   863,680 (4)          5.6

Timothy G. Bruer                                                          275,000 (5)          1.8

Gerald E. Milton                                                           95,880 (6)          *

James H. Bankard                                                           10,000 (7)          *

Sam L. Susser                                                               6,525              *

James K. Tolbert                                                           43,800              *

Richard A. Hall                                                             5,500              *

Robert W. Luttman                                                           4,000              *

Dorvin D. Lively                                                           14,493 (8)          *

All executive officers and directors as a group (9 persons)             5,524,394 (9)         34.7

*  Represents less than 1% of the Common Stock outstanding.

(1) Shares of Common Stock which were not outstanding but which could be acquired by a person upon exercise of an option or warrant within 60 days of September 30, 1998, are deemed outstanding for the purpose of computing the number of shares and the percentage of outstanding shares beneficially owned by such person. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
(2) Includes 721,063 shares owned by Regent Private Capital Corp. ("Regent"), with respect to which Mr. Field has sole voting and investment control as the controlling shareholder thereof, 42,424 shares purchasable pursuant to presently exercisable stock purchase warrants held by Mr. Field and Regent, 22,500 shares owned by Legacy Investment Partnership in which Mr. Field shares voting and investment control over such shares, and 7,875 shares held by the Silverado Foods, Inc. 401(k) Plan which are allocated to the account of Mr. Field.
(3) Includes 87,121 shares purchasable pursuant to presently exercisable stock purchase warrants. MLOK Co., Limited Partnership is the managing general partner of ML Oklahoma. Merrill Lynch Venture Capital Inc., an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. is the sole general partner of MLOK Co., Limited Partnership. Merrill Lynch & Co., Inc. is a widely held public company. MLOK Co., Limited Partnership, Merrill Lynch Venture Capital Inc. and Merrill Lynch & Co., Inc. may be deemed to be the beneficial owners of these shares. Merrill Lynch & Co., Inc. disclaims beneficial ownership of these shares.

(4) Includes 191,250 shares owned by CAPMAC, with respect to which Mr. McKenzie has sole voting and investment control as the general partner, 70,000 shares which may be acquired pursuant to common stock purchase warrants held by CAPMAC, and 25,000 shares owned by GPM, Inc. with respect to which Mr. McKenzie has sole voting and ownership control.
(5)  Includes 50,000 shares which are restricted and vest over two years.
(6) Includes 6,061 shares purchasable pursuant to presently exercisable stock purchase warrants.
(7) Includes 10,000 shares purchasable pursuant to presently exercisable stock options.
(8) Includes 3,393 shares held by the Silverado Foods, Inc., 401(k) Plan which are allocated to the account of Mr. Lively. Information relating to Mr. Lively is as of September 25, 1998.
(9) Includes 538,485 shares purchasable pursuant to presently exercisable stock options and stock purchase warrants and which may be acquired pursuant to presently convertible debentures.


                     MARKET PRICE DATA AND DIVIDEND POLICY

     The Company's Common Stock is traded on the AMEX under the symbol "SLV." On November 18, 1998, the Company was notified that its Common Stock is to be removed from listing on AMEX due to the failure of the Company to satisfy the continued listing guidelines of AMEX. The Company's Common Stock will cease trading on AMEX after December 11, 1998, at which time, trading of the Common Stock will likely be conducted in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board." The high and low transaction prices for the calendar quarters indicated, as traded on the AMEX are set forth below.

                                                      STOCK PRICES
                                                    -----------------
      FISCAL 1996                                     HIGH      LOW
      -----------                                   --------  -------
      First Quarter                                 $3   1/4   $2 1/2
      Second Quarter                                $3 15/16   $3
      Third Quarter                                 $3  5/16   $2 3/8
      Fourth Quarter                                $3   1/8   $2 1/4

      FISCAL 1997
      -----------
      First Quarter                                 $      3   $1 7/8
      Second Quarter                                $  2 3/8   $15/16
      Third Quarter                                 $1 11/16   $  3/4
      Fourth Quarter                                $  1 3/8   $  1/2

      FISCAL 1998
      -----------
      First Quarter                                 $  15/16   $  1/8
      Second Quarter                                $    7/8   $  1/4
      Third Quarter                                 $    5/8   $  1/4
      Fourth Quarter (through November 24, 1998)    $    3/8   $ 1/16

     On July 6, 1998, the last full day of trading prior to the announcement by the Company of the proposed Sale, the high and low transaction prices as reported on the AMEX were $5/16 and $5/16, respectively. On April 6, 1998, the last full day of trading prior to the announcement that the Company intended to enter into an earlier transaction concerning the sale of the Biscotti Business, the high and low transaction prices as reported on the AMEX were $3/4 and $5/8, respectively. As of the Record Date the Company had 15,361,553 shares of Common Stock outstanding, excluding 26,995 shares held in the Company's treasury, which were held by approximately 1,500 beneficial owners, represented by 130 shareholders of record.

     The Company has never paid cash dividends on its Common Stock. If the Sale is consummated, the Company intends to retain any earnings for effecting a Business Combination, if any, and does not anticipate paying cash dividends in the foreseeable future. Any future determination as to the payment of dividends will depend upon results of operations, capital requirements, the financial condition of the Company and such other factors as the Board of Directors of the Company may determine. In addition, the Company's revolving credit facility restricts the Company's ability to declare or pay cash dividends under certain circumstances.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation of the Company's Chief Executive Officer and each of the Company's other executive officers whose cash compensation, based on salary and bonus, exceeded $100,000 during 1997, for services in all capacities to the Company and its subsidiaries during each of the Company's last three fiscal years. No information is given as to any person for any fiscal year during which such person was not an executive officer of the Company.

                                                                              LONG-TERM COMPENSATION
                                                                    -----------------------------------------
                                        ANNUAL COMPENSATION                  AWARDS                PAYOUTS
                                   -------------------------------  --------------------------  -------------
                                                           OTHER
                                                          ANNUAL    RESTRICTED      SECURITIES      LONG-TERM
                                                          COMPEN       STOCK        UNDERLYING      INCENTIVE      ALL OTHER
NAME AND PRINCIPAL                               BONUS    SATION     AWARD(S)      OPTIONS/SARS       PAYOUTS    COMPENSATION
      POSITION                YEAR   SALARY ($)    ($)    ($) (1)       ($)          (#) (2)           ($)           ($)
---------------------------------------------------------------------------------------------------------------------------------
Lawrence D. Field,             1997    104,487        0          0             0              0              0          11,709(5)
Chairman                       1996    106,607        0          0             0              0              0               0
                               1995    100,000        0          0             0         15,000(3)           0               0

Timothy G. Bruer,              1997    162,180        0          0        62,500              0              0         157,256(6)
President and Chief
 Executive Officer

Richard A. Hall,               1997    104,487        0          0             0              0              0               0
Vice President of              1996    114,365        0          0             0              0              0               0
 Operations                    1995     13,462        0          0             0              0              0               0

Dorvin D.                      1997    125,654        0          0             0              0              0               0
Lively, (4)                    1996    124,602        0          0             0              0              0               0
 Former Vice President,        1995    110,492        0          0             0              0              0               0
 Chief Financial Officer
 and Secretary

Michael W.                     1997    142,962        0          0             0              0              0               0
Knapik, (7)                    1996      2,718        0          0             0              0              0               0
 Former Vice President of
 Sales and Marketing

(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10 percent of the total amount of annual salary and bonus for any individual named.
(2)  Consists solely of options to acquire shares of Common Stock.
(3) Such option is subject to vesting upon the achievement of earnings target for 1997.
(4)  Dorvin D. Lively resigned from the Company on September 25, 1998
(5)  Consists of payment of automobile lease.
(6) Consists of reimbursement of moving expenses of $94,756 and $62,500 of stock awards.
(7)  Michael W. Knapik resigned from the Company on March 6, 1998.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

     The Company did not grant any options to the named executive officers of the Company during fiscal 1997. The Company has never granted any stock appreciation rights.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

     The following table sets forth certain information with respect to options exercised by the named executive officers of the Company during fiscal 1997, and the number and value of unexercised options held by such executive officers at the end of the fiscal year. The Company has never granted any stock appreciation rights.

                                                        NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                     IN-THE-MONEY
                          SHARES                       OPTIONS/SARS AT FY-END                OPTIONS/SARS AT FY-END
                        ACQUIRED ON     VALUE                  (#) (2)                             ($) (1) (3)
                         EXERCISE      REALIZED   -----------------------------------  ------------------------------------
        NAME               (#)         ($) (1)     EXERCISABLE        UNEXERCISABLE      EXERCISABLE        UNEXERCISABLE
--------------------- -------------  ----------   --------------   ------------------  ---------------   ------------------
Lawrence D. Field            0           0                  0              15,000           0                      0
Timothy G. Bruer             0           0                  0                   0           0                      0
Richard A. Hall              0           0                  0                   0           0                      0
Robert W. Luttman            0           0                  0                   0           0                      0
Dorvin D. Lively(4)          0           0             10,000                   0           0                      0

(1) Market value of the underlying securities at exercise date or fiscal year-end, as the case may be, minus the option exercise price.
(2) Does not include option shares pursuant to the Company's 1994 Stock Option Plan, which failed to vest in 1996.
(3) The closing price of the Common Stock on the AMEX on December 31, 1997, the last trading day of the fiscal year, was $0.5625.
(4)  Dorvin D. Lively resigned from the Company on September 25, 1998.

EMPLOYMENT AGREEMENTS AND CHANGE
IN CONTROL ARRANGEMENTS

     The Company has one employment agreement and change in control arrangement with Timothy G. Bruer, the Company's President and Chief Executive Officer.
This agreement sets his base salary at $250,000, provides for a performance bonus of up to 75% of his base salary, awards restricted and unrestricted stock at the commencement of his employment and awards stock options on an annual basis. In addition, Mr. Bruer is eligible for all Company benefits. Under a change of control within two years from the commencement of his employment, he immediately vests in all restricted stock and stock options. In connection with the Sale, Mr. Bruer will be voluntarily resigning from his position as the Company's President and Chief Executive Officer and his employment agreement with the Company will be terminated. Accordingly, Mr. Bruer will not receive any severance benefits or vest in any restricted stock or stock options under the change of control provisions contained in the employment agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors administers the Company's executive compensation program with respect to current salaries. During 1997, the Committee was comprised of all outside Directors (Messrs. McKenzie, Bankard and Tolbert). The Stock Option Committee administers the Company's executive compensation program with respect to all stock options. All decisions of the Compensation Committee relating to the compensation of the executive officers of the Company are reviewed by the full Board of Directors.

     A 1993 amendment to the Internal Revenue Code of 1986, as amended, provides that no publicly held company shall be permitted to deduct from its income taxes compensation exceeding $1 million paid to its chief executive officer or any of its four other highest paid executive officers unless (a) the compensation is payable solely on account of the attainment of performance goals, (b) the performance goals are determined by a compensation committee of two or more outside directors, (c) the material terms under which the compensation is paid are disclosed to and approved by the stockholders, and (d) the compensation committee certifies that the performance goals were met. Neither the Compensation Committee, the Stock Option Committee nor the Company expects this amendment to have an impact, or result in the loss of a deduction, with respect to compensation paid to such executive officers, including stock options granted to such executive officers.

     Overall Executive Compensation. Since inception, the Company has believed in compensating its executives based on the merits of their performance, with special weighting placed on long-term incentives based upon increases in the equity value of the Company. For this reason, executive compensation generally consists of current salary and stock options. In most cases, there is no incentive plan which generates current income, either in the form of salary adjustments or bonus awards.

     Salary. The Compensation Committee reviews executive salaries on an as needed basis, usually not more than once each year. In developing a recommendation for the Board of Directors concerning the compensation levels for the executive officers, the Compensation Committee believes there is necessarily some subjectivity required and therefore does not follow specific objective performance criteria when recommending salaries. In determining appropriate salary levels for 1997, the Compensation Committee primarily considered the individual's past performance, the performance of the Company to date, the individual's contribution to that performance and the immediate goals of the Company. The Compensation Committee also considered the executive's level and scope of responsibility, experience, internal equity of the Company's executive compensation program and the compensation practices of other high growth, acquisition companies in related industries for executives of similar responsibility.

     Stock Options. The Company relies somewhat on stock options to compensate its executive officers and believes that stock options encourage and reward effective management that results in long-term corporate financial success, as measured by stock price appreciation. The Stock Option Committee administers the Company's 1994 Stock Option Plan and the decisions concerning the issuance of stock options as a part of executive compensation. Options are awarded based upon the individual's performance and contribution to the overall growth and financial success of the Company. The Stock Option Committee anticipates that stock options issued under the Plan will generally vest upon the achievement of annual earnings targets as adopted by the Board of Directors. No stock options were granted during 1997. Previously issued options which were subject to vesting based on annual earnings targets for 1996 did not vest and expired unexercised because the 1996 targets were not met.

     Compensation of Key Executives. Mr. Field, Chairman, received no increase in his salary during 1997; Mr. Bruer began with the Company in April 1997. Neither executive received any type of cash bonus. The Compensation Committee and the Stock Option Committee believe these levels of compensation are at or below average when compared to executives holding similar responsibilities in similar companies.

         Compensation Committee                 Stock Option Committee
         ----------------------                 ----------------------
           Milton D. McKenzie                     Milton D. McKenzie

           James H. Bankard                       James H. Bankard

           James K. Tolbert                       James K. Tolbert

     This Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1997, the Company's Compensation Committee was composed of Milton D. McKenzie, James H. Bankard and James K. Tolbert who also served the Company as independent Directors.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the period commencing August 4, 1994 (the date on which the Company's Common Stock began trading publicly), and ending on December 31, 1997, with the cumulative total return on the S&P 500 Index and an index of peer companies (weighted by market capitalization) selected by the Company. Companies in the peer group are as follows: Bridgford Foods Corp., Brothers Gourmet Coffee, Inc., Celestial Seasonings, Inc., Hain Food Group, Inc., J&J Snack Foods Corp. and Tasty Baking Co. The comparison assumes $100 was invested on August 4, 1994, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, except with respect to the Company's Common Stock for which no dividends have been paid.


                       [PERFORMANCE GRAPH APPEARS HERE]


                                          YEARS ENDING
                          BASE
                         PERIOD
COMPANY NAME/INDEX       8/4/94  DEC 94  DEC 95  DEC 96  DEC 97
---------------------------------------------------------------
SILVERADO FOODS, INC.       100   62.50   39.29   39.29    8.03

S&P 500 INDEX               100  101.18  139.20  171.16  226.27

PEER GROUP                  100  102.67   86.14   89.25  142.61

     The above performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Commission and the AMEX, and to furnish the Company with a copy of each such report. The Commission's regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 1997.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1997, all Section 16(a) filing requirements applicable to its officers, directors and more than ten percent shareholders were complied with, except as follows: (a) Lawrence D. Field, Chairman of the Board of the Company, filed late four Form 4 reports covering 23 transactions consisting of purchases of Common Stock in the open market, and (b) Richard A. Hall, Vice President of Operations of the Company, filed late one Form 4 report covering one transaction consisting of the purchase of Common Stock in the open market and (c) Milton D. McKenzie, Director, filed late one Form 4 report covering one transaction consisting of the issuance of warrants for the purchase of common stock.


                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Meeting for a vote of the shareholders. If any other matter properly comes before the Meeting for a shareholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

     The 1999 Annual Meeting of Shareholders of the Company is expected to be held on or about May 14, 1999, with the mailing of proxy materials for such meeting to be made on or about April 13, 1999. Proposals of shareholders which are submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the principal executive offices of the Company, 6846 South Canton, Suite 110, Tulsa, Oklahoma 74136, on a reasonable time before April 13, 1999. The Company would deem notice received on or before December 13, 1998, to be a reasonable time for such notices to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.

     If a shareholder, who intends to present a proposal at the Company's 1999 Annual Meeting of Shareholders and has not sought inclusion of the proposal in the Company's proxy materials pursuant to Rule 14a-8, fails to provide the Company with notice of such proposal by February 26, 1999, then the persons named in the proxies solicited by the Company's Board of Directors for its 1999 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

                                    By Order of the Board of Directors,


                                    /s/ DIANE T. WOOD
                                    Diane T. Wood
                                    Secretary


November 25, 1998
Tulsa, Oklahoma

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS
                           AND FINANCIAL STATEMENTS


                    SILVERADO FOODS, INC. AND SUBSIDIARIES



UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS                                      PAGE
                                                                                           ----
GIVING EFFECT TO THE SALE OF THE BAGEL BAR BUSINESS

   Preliminary Statement                                                                    F-2
   Unaudited Pro Forma Consolidated Statement of Operations
       for the year ended December 31, 1997                                                 F-3
   Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended
       September 30, 1998                                                                   F-4

GIVING EFFECT TO THE SALE OF THE BISCOTTI BUSINESS

   Preliminary Statement                                                                    F-5
   Unaudited Pro Forma Consolidated Statement of Operations for the years ended
       December 31, 1997                                                                    F-6
       December 31, 1996                                                                    F-7
       December 31, 1995                                                                    F-8
   Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended
       September 30, 1998                                                                   F-9
   Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998                 F-10

AUDITED FINANCIAL STATEMENTS OF SILVERADO FOODS, INC. AND SUBSIDIARIES:

   Report of Independent Public Accountants                                                F-11
   Consolidated Balance Sheets as of December 31, 1997 and 1996                            F-12
   Consolidated Statements of Operations for the years ended
       December 31, 1997, 1996 and 1995                                                    F-13
   Consolidated Statements of Shareholders' Equity (Deficit)
       For the years ended December 31, 1997, 1996 and 1995                                F-14
   Consolidated Statements of Cash Flows for the years ended
       December 31, 1997, 1996 and 1995                                                    F-15
   Notes to Consolidated Financial Statements for the years ended
       December 31, 1997, 1996 and 1995                                                    F-16

INTERIM FINANCIAL STATEMENTS OF SILVERADO FOODS, INC. AND SUBSIDIARIES:

   Consolidated Balance Sheet as of September 30, 1998 (Unaudited)                         F-30
   Consolidated Statements of Operations for the nine months ended
       September 30, 1998 and 1997 (Unaudited)                                             F-31
   Consolidated Statements of Shareholders' Equity (Deficit)
       For the nine months ended September 30, 1998 (unaudited)                            F-32
   Consolidated Statements of Cash Flows for the nine months ended
       September 30, 1998 and 1997 (Unaudited)                                             F-33
   Notes to Consolidated Financial Statements for the nine months ended
       September 30, 1998 and 1997 (Unaudited)                                             F-34

                             PRELIMINARY STATEMENT

                             SILVERADO FOODS, INC.


The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 present the results of operations for such periods as if the sale of the assets of The Bagel Place, Inc. had taken place on January 1, 1997. The pro forma adjustments for the year ended December 31, 1997 exclude an approximate $3.1 million loss incurred in connection with the sale because the loss is non-recurring and has been reflected in the consolidated financial statements in the period incurred.

The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 do not purport to be indicative of the results of operations which actually would have occurred had the transaction described above been effected on January 1, 1997, or which may be expected to occur in the future. The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997, should be read in conjunction with the Silverado Foods, Inc. December 31, 1997 consolidated financial statements included elsewhere in this Proxy Statement.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
           --------------------------------------------------------

                                                                       FOR THE YEAR ENDED DECEMBER 31,1997
                                                            ----------------------------------------------------------
                                                                                   PRO FORMA
                                                                HISTORICAL         ADJUSTMENTS            PRO FORMA
                                                            -----------------      ------------           ------------
                                                                                    (UNAUDITED)
NET SALES                                                       $ 23,890,141       $ (8,769,986) (1)       $ 15,120,155
COST OF SALES                                                     19,492,693         (7,915,008) (1)         11,577,685
                                                                ------------       ------------            ------------
     Gross profit                                                  4,397,448           (854,978)              3,542,470
                                                                ------------       ------------            ------------

OPERATING EXPENSES:
     General and administrative                                    3,942,493           (508,409) (1),(2)      3,434,084
     Selling and marketing                                         4,434,757         (2,245,430) (1)          2,189,327
     Unusual charges                                               3,500,000                  -  (1)          3,500,000
     Depreciation                                                    144,502            (48,478) (1)             96,024
     Amortization of goodwill and other intangibles                  912,279           (281,347) (1)            630,932
                                                                ------------       ------------            ------------
                                                                  12,934,031         (3,083,664)              9,850,367
                                                                ------------       ------------            ------------
OPERATING LOSS                                                    (8,536,583)        (2,228,686)             (6,307,897)

OTHER INCOME (EXPENSE):
     Interest                                                     (1,939,298)            (1,071) (1)         (1,940,369)
     Accretion of debenture discount                              (1,150,000)                 -              (1,150,000)
     Other, net                                                     (195,965)          (119,015) (1)            (76,950)
                                                                ------------       ------------            ------------
                                                                  (3,285,263)          (117,944)             (3,167,319)
                                                                ------------       ------------            ------------
     LOSS FROM CONTINUING OPERATIONS                             (11,821,846)        (2,346,630)             (9,475,216)
                                                                ============       ============            ============
BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                        $      (1.25)      $      (0.25)           $      (1.00)

DILUTED:

   CONTINUING OPERATIONS                                        $      (1.36)      $      (0.27)           $      (1.09)



(1) These adjustments relate to Silverado Foods Inc.'s disposition of the assets of The Bagel Place, Inc. and consists of the elimination of the operations of The Bagel Place, Inc. for the period presented (loss of $3,100,000 related to disposal is not reflected).

(2) No general corporate overhead was allocated to the discontinued operations.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------
                                  (UNAUDITED)

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                 --------------------------------------------

                                                                                    PRO FORMA
                                                                HISTORICAL         ADJUSTMENTS            PRO FORMA
                                                               -------------      -------------         -------------
NET SALES                                                       $15,608,412        $(2,683,477) (1)       $12,924,935
COST OF SALES                                                    11,309,236         (1,940,929) (1)         9,368,307
                                                                -----------        -----------            -----------
     Gross profit                                                 4,299,176           (742,548)             3,556,628
                                                                -----------        -----------            -----------
                                                                                                                   -
OPERATING EXPENSES:                                                                                                -
     General and administrative                                   1,922,527           (218,241) (1),(3)    1,704,286
     Selling and marketing                                        2,636,175           (581,559) (1)        2,054,616
     Depreciation                                                    89,896            (23,209) (1)           66,687
     Amortization of goodwill and other intangibles                 473,185           (108,863) (1)          364,322
     Loss on adjustment to carrying value                         3,029,599         (3,029,599) (2)                -
                                                                -----------        -----------            ----------
                                                                  8,151,382         (3,961,471)            4,189,911
                                                                -----------        -----------            ----------
OPERATING LOSS                                                   (3,852,206)        (3,218,923)             (633,283)
                                                                                                                   -
OTHER INCOME (EXPENSE):                                                                                            -
     Interest                                                    (2,594,202)                 -            (2,594,202)
     Accretion of debenture discount                                (66,666)                 -               (66,666)
     Other, net                                                     (15,263)                 -               (15,263)
                                                                -----------        -----------            ----------
                                                                 (2,676,131)                 -            (2,676,131)
                                                                -----------        -----------            ----------
     LOSS FROM CONTINUING OPERATIONS                            $(6,528,337)       $(3,218,923)          $(3,309,414)
                                                                ===========        ===========           ===========
BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                        $     (0.47)       $     (0.23)          $     (0.24)

DILUTED LOSS PER SHARE FROM

    CONTINUING OPERATIONS                                       $     (0.47)       $     (0.23)          $     (0.24)


(1) These adjustments relate to Silverado Foods Inc.'s disposition of the assets of The Bagel Place, Inc. and consist of the elimination of the operations of The Bagel Place, Inc. for the period presented

(2) This adjustment relates to the loss recorded on the sale of The Bagel Place, Inc.

(3) No general corporate overhead was allocated to the discontinued operations.

                             PRELIMINARY STATEMENT
                             SILVERADO FOODS, INC.


The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995 and for the nine month period ended September 30, 1998 present the results of operations for such periods as if the Sale of the Biscotti Business occurred on January 1, 1995.

Management plans to transfer substantially all of the operating assets and liabilities of Nonni's Biscotti business into an existing subsidiary (Mom's Best Services, Inc.). Swander Pace, in the Sale transaction, as defined elsewhere in this Proxy Statement, will then purchase 90% of the common stock of the Existing Sub, while the Company will retain the remaining 10% of the common stock of Existing Sub. Management believes the sale of the Biscotti Business will be accounted for as a recapitalization.

The Unaudited Pro Forma Consolidated Statements of Operations reflect the following adjustments: (1) elimination of the results of operations attributable to the Biscotti Business, (2) reduction of interest expense due to outstanding debt being paid off with proceeds of $15,900,000 from the Sale.

The Silverado Foods, Inc. Pro Forma Consolidated Balance Sheet as of September 30, 1998 reflects the following adjustments: (1) receipt of the $15,900,000 proceeds and application of such proceeds to reduce outstanding short term debt, accounts payable and accrued liabilities, (2) reflection of the estimated gain to be recorded on the sale as an addition to stockholders' equity, (3) reflection of the bonuses of $266,000 payable to certain members of management upon consummation of the Sale, and (4) transfer of substantially all of the net operating assets of the Biscotti Business to Existing Sub.

The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Financial Statements do not purport to be indicative of the results of operations, which actually would have occurred had the Sale taken place on January 1, 1995, or which may be expected to occur in the future. The Silverado Foods, Inc. Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Silverado Foods, Inc. December 31, 1997 Consolidated Financial Statements included elsewhere in this Proxy Statement.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------



                                                                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                                               --------------------------------------------------------------
                                                                                      PRO FORMA                  PRO FORMA
                                                               PRO FORMA(1)          ADJUSTMENTS               ASSUMING SALE
                                                               ------------         -------------             --------------
NET SALES                                                      $ 15,120,155         $ (14,746,801) (2)         $   373,354
COST OF SALES                                                    11,577,685           (11,120,132) (2)             457,553
                                                               ------------         -------------               ----------
     Gross profit                                                 3,542,470            (3,626,669)                 (84,199)
                                                               ------------         -------------               ----------
OPERATING EXPENSES:
     General and administrative                                   3,434,084            (1,772,068) (2),(5)       1,662,016
     Selling and marketing                                        2,189,327            (1,882,762) (2)             306,565
     Unusual charges (4)                                          3,500,000                     -                3,500,000
     Depreciation                                                    96,024               (91,487) (2)               4,537
     Amortization of goodwill and other intangibles                 630,932              (224,007)                 406,925
                                                               ------------         -------------               ----------
                                                                  9,850,367            (3,970,325)               5,880,042
                                                               ------------         -------------               ----------
OPERATING LOSS                                                   (6,307,897)             (343,656)              (5,964,241)

OTHER INCOME (EXPENSE):                                                                            (3)
     Interest                                                    (1,940,369)           (1,620,369) (2)            (320,000)
     Accretion of debenture discount                             (1,150,000)           (1,150,000) (2)                   -
     Other, net                                                     (76,950)              (10,938) (1)             (66,012)
                                                               ------------         -------------               ----------
                                                                 (3,167,319)           (2,781,307)                (386,012)
                                                               ------------         -------------               ----------
     INCOME  (LOSS) FROM CONTINUING OPERATIONS                   (9,475,216)           (3,124,963)              (6,350,253)
                                                               ============         =============              ===========

BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                       $      (1.00)        $       (0.33)             $     (0.67)

DILUTED:

   CONTINUING OPERATIONS                                       $      (1.09)        $       (0.36)             $     (0.73)


(1) Pro Forma represents historical Silverado Foods, Inc. less the operations of The Bagel Place, Inc.

(2) These adjustments relate to Silverado Foods, Inc disposition of the assets of the Nonni's Biscotti Business and consists of the elimination of operations for the period of the Biscotti Business ( no gain or loss on sale or earnings on any ultimate proceeds from such sale are assumed as it will be recorded in the period the sale occurs

(3) These adjustments reflect reduction of interest expense on all debt financing due to application of sale proceeds of $15,900,000 to be received at closing and does not reflect contingent proceeds to be received based upon achieving certain future earnings levels.

(4) Included in this amount is $2,050,000 of expense related to the termination of three employment agreements with the original shareholders of Nonni's, Inc.

(5) No general corporate overhead was allocated to the discontinued operations.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

                                                                  FOR THE YEAR ENDED DECEMBER 31, 1996
                                                         --------------------------------------------------------
                                                                              PRO FORMA               PRO FORMA
                                                         PRO FORMA (1)       ADJUSTMENTS            ASSUMING SALE
                                                         -------------      -------------           -------------
NET SALES                                                $ 15,617,091        $(12,903,483) (2)       $ 2,713,608
COST OF SALES                                              11,359,403          (9,269,719) (2)         2,089,684
                                                         ------------        ------------            -----------
     Gross profit                                           4,257,688          (3,633,764)               623,924
                                                         ------------        ------------            -----------

OPERATING EXPENSES:
     General and administrative                             3,739,799          (1,725,578) (2),(4)     2,014,221
     Selling and marketing                                  2,442,746          (1,711,279) (2)           731,467
     Unusual charges                                          344,000                   -  (2)           344,000
     Depreciation                                             123,435            (123,435) (2)                 -
     Amortization of goodwill and other intangibles           391,642            (224,000)               167,642
                                                         ------------        ------------            -----------
                                                            7,041,622          (3,784,292)             3,257,330
                                                         ------------        ------------            -----------
OPERATING LOSS                                             (2,783,934)           (150,528)            (2,633,406)

OTHER INCOME (EXPENSE):                                                                    (3)
     Interest                                                (941,904)           (941,904) (2)               -
     Other, net                                                36,682                  -                 36,682
                                                         ------------        ------------            -----------
                                                             (905,222)           (941,904)               36,682
                                                         ------------        ------------            -----------
     LOSS FROM CONTINUING OPERATIONS                       (3,689,156)         (1,092,432)           (2,596,724)
                                                         ============        ============           ===========
BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                 $      (0.58)       $      (0.17)          $     (0.41)

DILUTED:

   CONTINUING OPERATIONS                                 $      (0.58)       $      (0.17)          $     (0.41)


(1) Pro Forma represents historical Silverado Foods, Inc. less the operations of The Bagel Place, Inc.

(2) These adjustments relate to Silverado Foods, Inc disposition of the assets of the Nonni's Biscotti Business and consists of the elimination of operations for the period of the Biscotti Business ( no gain or loss on sale or earnings on any ultimate proceeds from such sale are assumed as it will be recorded in the period the sale occurs

(3) These adjustments reflect reduction of interest expense on all debt financing due to application of sale proceeds of $15,900,000 to be received at closing and does not reflect contingent proceeds to be received based upon achieving certain future earnings levels.

(4) No general corporate overhead was allocated to the discontinued operations.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 1995
                                                                        -------------------------------------------------------
                                                                                             PRO FORMA              PRO FORMA
                                                                      PRO FORMA(1)          ADJUSTMENTS           ASSUMING SALE
                                                                     -------------         ------------           -------------
NET SALES                                                             $14,622,622          $(7,308,358) (2)       $ 7,314,264
COST OF SALES                                                          11,240,704           (5,013,300) (2)         6,227,404
                                                                     ------------          -----------            -----------
     Gross profit                                                       3,381,918           (2,295,058)             1,086,860
                                                                     ------------          -----------            -----------
OPERATING EXPENSES:
     General and administrative                                         2,796,081           (1,522,441) (2),(4)     1,273,640
     Selling and marketing                                              2,584,324           (1,250,024) (2)         1,334,300
     Depreciation                                                         115,083             (115,083) (2)                 -
     Amortization of goodwill and other intangibles                       281,805             (224,000) (2)            57,805
                                                                     ------------          -----------            -----------
                                                                        5,777,293           (3,111,548)             2,665,745
                                                                     ------------          -----------            -----------
OPERATING LOSS                                                         (2,395,375)            (816,490)            (1,578,885)

OTHER INCOME (EXPENSE):
     Interest                                                            (126,013)            (126,013) (3)                 -
     Other, net                                                           (39,089)               1,152  (2)           (40,241)
                                                                      -----------          -----------             ----------
                                                                         (165,102)            (124,861)               (40,241)
                                                                      -----------          -----------             ----------
     LOSS FROM CONTINUING OPERATIONS                                   (2,560,477)         $  (941,351)           $(1,619,126)
                                                                     ============          ===========            ===========

BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                             $      (0.44)         $     (0.16)           $     (0.28)

DILUTED:

   CONTINUING OPERATIONS                                             $      (0.44)          $    (0.16)           $     (0.28)


(1) Pro Forma represents historical Silverado Foods, Inc. less the operations of The Bagel Place, Inc.

(2) These adjustments relate to Silverado Foods, Inc disposition of the assets of the Nonni's Biscotti Business and consists of the elimination of operations for the period of the Biscotti Business ( no gain or loss on sale or earnings on any ultimate proceeds from such sale are assumed as it will be recorded in the period the sale occurs

(3) These adjustments reflect reduction of interest expense on all debt financing due to application of sale proceeds of $15,900,000 to be received at closing and does not reflect contingent proceeds to be received based upon achieving certain future earnings levels.

(4) No general corporate overhead was allocated to the discontinued operations.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------
                                  (UNAUDITED)

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                               PRO FORMA             PRO FORMA
                                                                      PRO FORMA (1)           ADJUSTMENTS          ASSUMING SALE
                                                                      -------------         --------------        -------------
NET SALES                                                              $12,924,935           $(12,924,935) (2)     $         -
COST OF SALES                                                            9,368,307             (9,368,307) (2)               -
                                                                       -----------           ------------          -----------
     Gross profit                                                        3,556,628             (3,556,628)                   -
                                                                       -----------           ------------          -----------

OPERATING EXPENSES:
     General and administrative                                          1,704,286             (1,064,175) (2),(4)     640,111
     Selling and marketing                                               2,054,616             (1,940,385) (2)         114,231
     Depreciation                                                           66,687                 (8,436) (2)          58,251
     Amortization of goodwill and other intangibles                        364,322               (168,005) (2)         196,317
     Loss on adjustment to carrying                                              -                      -                    -
      value
                                                                       -----------           ------------          -----------
                                                                         4,189,911             (3,181,001)           1,008,910
                                                                       -----------           ------------          -----------
OPERATING LOSS                                                            (633,283)               375,627           (1,008,910)

OTHER INCOME (EXPENSE):
     Interest                                                           (2,594,202)            (2,092,702) (3)        (501,500)
     Accretion of debenture discount                                       (66,666)               (66,666) (2)               -
     Other, net                                                            (15,263)                     -              (15,263)
                                                                       -----------           ------------          -----------
                                                                        (2,676,131)            (2,159,368)            (516,763)
                                                                       -----------           ------------          -----------
     LOSS FROM CONTINUING OPERATIONS                                   $(3,309,414)          $ (1,783,741)         $(1,525,673)
                                                                       ===========           ============          ===========

BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                               $     (0.24)          $      (0.13)         $     (0.11)
                                                                       ===========           ============          ===========


(1) Pro Forma represents historical Silverado Foods, Inc. less the operations of The Bagel Place, Inc.

(2) These adjustments relate to Silverado Foods, Inc disposition of the assets of the Nonni's Biscotti Business and consists of the elimination of operations for the period of the Biscotti Business ( no gain or loss on sale or earnings on any ultimate proceeds from such sale are assumed as it will be recorded in the period the sale occurs

(3) These adjustments reflect reduction of interest expense on all debt financing due to application of sale proceeds of $15,900,000 to be received at closing and does not reflect contingent proceeds to be received based upon achieving certain future earnings levels.

(4) No general corporate overhead was allocated to the discontinued operations.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                              September 30, 1998

                                                             Historical
                                                            Consolidated            Pro Forma               Pro Forma
   ASSETS                                                    (unaudited)          Adjustments(a)          Assuming Sale
   ------                                                   ------------          --------------          -------------
CURRENT ASSETS:
   Cash................................................     $         -           $    1,366,000 (1)      $   1,366,000
   Prepaids............................................          415,665                                  $     415,665
                                                            ------------          --------------          -------------
       Total current assets............................          415,665               1,366,000              1,781,665
                                                            ------------          --------------          -------------
NET ASSETS HELD FOR SALE...............................       10,408,965              (9,146,904)(1)          1,262,061
NOTES RECEIVABLE.......................................        3,302,332                                      3,302,332
PROPERTY, PLANT AND EQUIPMENT, net.....................           13,018                      -                  13,018
GOODWILL AND OTHER INTANGIBLES, net....................          179,537                      -                 179,537
INVESTMENT IN SUBSIDIARY...............................                                  914,690 (4)            914,690
                                                            ------------          --------------          -------------
       Total Assets....................................     $ 14,319,517          $   (6,866,214)         $   7,453,304
                                                            ============          ==============          =============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
----------------------------------------------
CURRENT LIABILITIES:
   Current maturities of long-term debt................       21,625,601          $  (15,900,000)(1)      $   5,725,601
   Short-term notes payable............................          475,000                      -                 475,000
   Trade accounts payable..............................        5,068,728                      -               5,068,728
   Accrued liabilities.................................        3,317,503                 266,000 (3)          3,583,503
                                                            ------------          --------------          -------------
       Total current liabilities.......................       30,486,832             (15,634,000)            14,852,832
                                                            ------------          --------------          -------------
LONG-TERM DEBT, less current maturities
OTHER
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' DEFICIT
   Common stock, $.01 par value, 20,000,000
     shares authorized 11,701,757 issued,
     11,674,762 outstanding............................          153,576                      -                 153,576
   Warrants............................................           51,159                      -                  51,159
   Additional paid-in-capital..........................       28,873,569                      -              28,873,569
   Accumulated deficit.................................      (45,180,967)              8,767,786 (2),(3)    (36,413,181)
                                                            ------------          --------------          -------------
                                                             (16,102,663)              8,767,786             (7,334,876)
   Less: Treasury stock................................          (64,652)                     -                 (64,652)
       Total shareholders' deficit.....................      (16,167,315)              8,767,786             (7,399,528)
                                                            ------------          --------------          -------------
          Total liabilities and shareholders' deficit..     $ 14,319,517          $   (6,866,214)         $   7,453,304
                                                            ============          ==============          =============

(a) These adjustments consist of (1) receipt of the $15,900,000 proceeds and application of such proceeds to reduce outstanding short term debt, (2) reflection of the estimated gain to be recorded on the sale as an addition to stockholders' equity, and (3) reflection of the bonuses of $266,000 to be paid to a certain members of management upon consummation of the sale, and (4) transfer of substantially all of the net operating assets of the Nonni's Biscotti business to the Existing Sub.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and
Shareholders of Silverado Foods, Inc.:

We have audited the accompanying consolidated balance sheets of Silverado Foods, Inc. (an Oklahoma corporation) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the years ended December 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Silverado Foods, Inc. and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years ended December 31, 1997, 1996 and 1995, in conformity with generally accepted accounting principles.


                                         ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
April 10, 1998, (except with respect to
the matters discussed in Footnotes 14 and 15, as to which the date is October 27, 1998)

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                           CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                                                                         December 31,
                                                             -------------------------------------
      ASSETS                                                      1997                   1996
      ------                                                 --------------         --------------
CURRENT ASSETS:
   Cash                                                       $      56,359           $    164,118
   Accounts receivable, net                                       2,689,893              4,605,632
   Inventories, net                                               1,204,321              5,974,719
   Prepaid expenses and other                                       365,069                560,372
                                                              -------------           ------------
     Total current assets                                         4,315,642             11,304,841
                                                              -------------           ------------
NET ASSETS HELD FOR SALE                                          2,835,459                188,324

NOTES RECEIVABLE                                                  1,178,582              1,315,584

PROPERTY, PLANT AND EQUIPMENT, net                                7,086,488             11,829,580
GOODWILL AND OTHER INTANGIBLES, net                               5,492,027             13,137,613
                                                              -------------           ------------
     Total assets                                             $  20,908,198           $ 37,775,942
                                                              =============           ============

      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
      ----------------------------------------------

CURRENT LIABILITIES:
   Current maturities of long-term debt                       $  14,257,040           $  8,637,272
   Short-term notes payable                                         500,000                      -
   Trade accounts payable                                         4,516,522              8,338,029
   Accrued liabilities                                            3,291,737              2,324,039
   Other liabilities                                                274,283                306,974
                                                              -------------           ------------
     Total current liabilities                                   22,839,582             19,606,314
                                                              -------------           ------------
LONG-TERM DEBT, less current maturities                           5,360,086             13,442,197
OTHER                                                                40,967              3,587,632

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)
   Common stock, $.01 par value, 20,000,000 shares authorized       117,018                 72,583
     11,701,757 issued, 11,674,762 outstanding
   Warrants                                                          46,549                 61,563
   Additional paid-in-capital                                    28,843,461             18,843,454
   Accumulated deficit                                          (36,274,813)           (17,773,149)
                                                              -------------           ------------
                                                                (7,267,785)              1,204,451
   Less: Treasury stock                                            (64,652)                (64,652)
                                                              ------------            ------------
     Total shareholders' equity (deficit)                       (7,332,437)              1,139,799
       Total liabilities and shareholders' equity (deficit)   $ 20,908,198            $ 37,775,942
                                                              ============            ============

     The accompanying notes are an integral part of these consolidated financial statements.


                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                             1997              1996               1995
                                                                        -------------      -------------      -------------
NET SALES                                                               $  23,890,141       $ 24,524,007       $ 20,939,961
COST OF SALES                                                              19,492,693         19,085,864         15,885,340
     Gross profit                                                           4,397,448          5,438,143          5,054,621
                                                                        -------------       ------------       ------------

OPERATING EXPENSES:
     General and administrative                                             3,942,493          4,332,690          3,579,127
     Selling and marketing                                                  4,434,757          4,111,457          3,884,560
     Unusual charges                                                        3,500,000            344,000                  -
     Depreciation                                                             144,502            148,801            134,402
     Amortization of goodwill and other intangibles                           912,279            680,633            499,068
                                                                           12,934,031          9,617,581          8,097,157
                                                                        -------------       ------------       ------------
OPERATING LOSS                                                             (8,536,583)        (4,179,438)        (3,042,536)

OTHER INCOME (EXPENSE):
     Interest                                                              (1,939,298)          (957,975)          (139,648)
     Accretion of debenture discount                                       (1,150,000)                 -                  -
     Other, net                                                              (195,965)             7,376            (96,030)
                                                                           (3,285,263)          (950,599)          (235,678)
                                                                        -------------       ------------       ------------
     LOSS FROM CONTINUING OPERATIONS                                      (11,821,846)        (5,130,037)        (3,278,214)

DISCONTINUED OPERATIONS
     Operating Loss                                                        (3,458,216)        (2,328,963)        (1,434,797)
     Loss on Disposal                                                      (3,221,602)                 -                  -
LOSS FROM DISCONTINUED OPERATIONS                                          (6,679,818)        (2,328,963)        (1,434,797)
                                                                        -------------       ------------       ------------
     NET LOSS                                                            $(18,501,664)       $(7,459,000)       $(4,713,011)
                                                                        =============       ============       ============
BASIC LOSS PER SHARE FROM:

   CONTINUING OPERATIONS                                                $      (1.25)        $    (0.80)        $     (0.56)
   OPERATING LOSS FROM DISCONTINUED OPERATIONS                                 (0.36)             (0.37)              (0.25)
   LOSS ON DISPOSAL                                                            (0.34)                 -                   -

NET LOSS PER SHARE                                                      $      (1.95)        $    (1.17)        $     (0.81)
                                                                        =============       ============       ============
DILUTED:

   CONTINUING OPERATIONS                                                $      (1.36)        $    (0.80)        $     (0.56)
   OPERATING LOSS FROM DISCONTINUED OPERATIONS                                 (0.39)             (0.37)              (0.25)
   LOSS ON DISPOSAL                                                            (0.37)                 -                   -
                                                                        -------------       ------------       ------------
NET LOSS PER SHARE                                                      $      (2.12)        $    (1.17)        $     (0.81)
                                                                        =============       ============       ============

                      The accompanying notes are an integral part of these consolidated financial statements.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
           ---------------------------------------------------------

                                   COMMON STOCK                       TREASURY STOCK
                                   ------------                       ---------------
                                      NUMBER                              NUMBER
                                    OF SHARES          AMOUNT            OF SHARES        AMOUNT     WARRANTS
                                   ------------   -----------------   ---------------   ----------   ---------
Balance, December 31, 1994            5,752,680              57,528          (26,995)     (64,652)    149,528
 Conversion of warrants                 162,829               1,628                -            -     (72,120)
 Exercise of common stock                67,500                 675                -            -           -
   options
 Net loss                                     -                   -                -            -           -
                                    -----------          ----------       ----------    ---------    --------
Balance, December 31, 1995            5,983,009              59,831          (26,995)     (64,652)     77,408
  Accretion of common stock
    subject to price guarantee                -
  Exercise of warrants                   35,651                 356                -            -     (15,845)
  Issuance of common stock in
    connection with  acquisition        200,000               2,000                -            -           -
  Issuance of common stock in
    connection with settlement
    of royalty agreement                700,000               7,000                -            -           -

  Issuance of common stock in
    connection with debenture
    conversion                          187,012               1,870                -            -           -

  Exercise of common stock               90,000                 900                -            -           -
    options
  Issuance of common stock               62,571                 626                -            -           -
  Net loss                                    -                   -                -            -           -
                                    -----------          ----------       ----------    ---------    --------
Balance, December 31, 1996            7,258,243            $ 72,583          (26,995)    $(64,652)   $ 61,563
  Issuance of common stock in
    connection with                   3,611,293              36,114                -            -           -
    debenture conversion
  Exercise of warrants                   34,123                 341                -            -     (15,014)
   Contribution of capital                    -                   -                -            -           -
   Accretion of debenture
     discount                                 -                   -                -            -           -
   Issuance of common stock             543,731               5,437                -            -           -
     in connection with
     settlement of royalty
     agreement
   Purchase of common stock              16,367                 163                -            -           -
     by forgiveness of
     indebtedness
   Stock Grant                          100,000               1,000                -            -           -
   Issuance of common stock             130,000               1,300                -            -           -
     in return for consulting
     services
   Purchase of common stock               8,000                  80                -            -           -
       by management
   Issuance of common stock                   -                   -                -            -           -
        in connection with
        settlement of
        employment agreement
   Net loss                                   -                   -                -            -           -
                                     -----------          ----------       ----------    ---------    --------
Balance, December 31, 1997            11,701,757            $117,018          (26,995)   $ (64,652)   $ 46,549
                                     ===========          ==========       ==========    =========    ========


                                      ADDITIONAL
                                       PAID-IN       ACCUMULATED
                                       CAPITAL         DEFICIT           TOTAL
                                   -------------   --------------   -------------
Balance, December 31, 1994           15,235,563       (5,601,138)      9,776,829
 Conversion of warrants                 142,612                -          72,120
 Exercise of common stock                81,675                -          82,350
   options
 Net loss                                     -       (4,713,011)     (4,713,011)
                                    -----------    -------------    ------------
Balance, December 31, 1995           15,459,850      (10,314,149)      5,218,288
  Accretion of common stock
    subject to price guarantee         (131,250)               -        (131,250)
  Exercise of warrants                   31,334                -          15,845
  Issuance of common stock in                                                 -
    connection with  acquisition        598,000                -         600,000
  Issuance of common stock in                                                 -
    connection with settlement
    of royalty agreement              1,993,000                        2,000,000
                                                      -               -
  Issuance of common stock in                                                 -
    connection with debenture
    conversion                          605,919                -         607,789

  Exercise of common stock              108,900                -         109,800
    options
  Issuance of common stock              177,701                -         178,327
  Net loss                                    -       (7,459,000)     (7,459,000)
                                    -----------    -------------    ------------
Balance, December 31, 1996          $18,843,454     $(17,773,149)   $  1,139,799
  Issuance of common stock in
    connection with                   2,813,886                -       2,850,000
    debenture conversion
  Exercise of warrants                   29,687                -          15,014
   Contribution of capital            2,595,601                -       2,595,601
   Accretion of debenture
     discount                         1,150,000                -       1,150,000
   Issuance of common stock              (5,437)               -               -
     in connection with
     settlement of royalty
     agreement
   Purchase of common stock           2,362,400                -       2,362,563
     by forgiveness of
     indebtedness
   Stock Grant                          124,000                -         125,000
   Issuance of common stock              79,950                -          81,250
     in return for consulting
     services
   Purchase of common stock               9,920                -          10,000
       by management
   Issuance of common stock             840,000                -         840,000
        in connection with
        settlement of
        employment agreement
   Net loss                                   -      (18,501,664)    (18,501,664)
                                    -----------    -------------    ------------
Balance, December 31, 1997           $28,843,461     $(36,274,813)   $ (7,332,437)
                                    ============   ==============   =============


The accompanying notes are an integral part of these consolidated financial statements.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------


                                                                                          YEARS ENDING DECEMBER 31,
                                                                                  ---------------------------------------------
                                                                                       1997              1996           1995
                                                                                       ----              ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                                                 $(18,501,664)      $(7,459,000)  $(4,713,011)
                                                                                  ------------       -----------     ---------
Adjustments to reconcile net loss to cash used in operating activities--
  Depreciation and amortization                                                      2,220,053         2,139,414     1,362,379
  Accretion of debenture discount                                                    1,150,000                 -             -
  Provision for note receivable                                                      1,000,000                 -             -
  Employment Agreement Expense                                                         840,000
  Loss on sale of assets and assets held for sale                                    3,473,599                 -             -
  Change in assets and liabilities, net of effect of acquisitions
    (Increase) decrease in accounts receivable                                       1,225,810        (2,431,908)      626,109
    (Increase) decrease in inventory                                                 1,535,135          (356,735)     (603,780)
    (Increase) decrease in prepaid expenses and other                                  227,701           238,722      (166,901)
    Increase in assets held for disposal                                              (731,699)                -             -
    Increase (decrease) in payables and accrued liabilities                          1,099,599         3,578,552     1,636,557
    (Increase) decrease in intangibles and other                                       185,616          (458,110)     (501,229)
                                                                                  ------------       -----------   -----------
         Total adjustments                                                          12,225,814         2,709,935     2,353,135
                                                                                  ------------       -----------   -----------
         Cash used in operating activities                                          (6,275,850)       (4,749,065)   (2,359,876)
                                                                                  ------------       -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                              (978,406)       (3,891,533)     (630,852)
    Payments for acquisitions                                                                -        (4,224,376)   (2,378,952)
    Proceeds from  dispositions                                                      1,530,755                 -             -
    Note receivable                                                                   (200,000)                -             -
                                                                                  ------------       -----------   -----------
      Cash provided by (used in) investing activities                                  352,349        (8,115,909)   (3,009,804)
                                                                                  ------------       -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from stock issuance                                                        25,013           128,141       154,470
    Borrowings from long-term debt                                                  11,545,000        13,743,629     9,308,150
    Payments on notes payable and long-term debt                                    (5,754,271)         (971,079)   (4,522,749)
                                                                                  ------------       -----------   -----------
      Cash provided by financing activities                                          5,815,742        12,900,691     4,939,871
                                                                                  ------------       -----------   -----------

NET INCREASE (DECREASE) IN CASH                                                       (107,759)           35,717      (429,809)
CASH, beginning of period                                                              164,118           128,401       558,210
                                                                                  ------------       -----------   -----------
CASH, end of period                                                               $     56,359       $   164,118   $   128,401
                                                                                  ============       ===========   ============

Non-cash Financing Activities:
    Issuance of stock for debenture conversion                                    $  2,850,000       $         -   $         -
    Addition to paid-in-capital for debenture discount accretion                     1,150,000                 -             -
    Debenture conversion to paid in capital                                          2,595,601                 -             -
    Reclassification of capitalized lease obligation to operating lease             (3,768,880)        5,115,153             -
    Receipt of note receivable for sale of assets                                    1,012,383                 -             -
    Stock issued for buyout option of royalty                                                -         2,000,000             -
    Purchase of common stock by forgiveness of indebtedness                          2,362,563                 -             -
    Issuance of common stock in connection with termination
      of employment agreements                                                         840,000                 -             -
    Exercise of warrants for common stock                                               15,014            15,845        72,120

SUPPLEMENTAL CASH FLOWS INFORMATION:
    Cash paid for-
      Interest                                                                    $  1,289,269       $   930,230   $   757,922

The accompanying notes are an integral part of these consolidated financial statements.

                     SILVERADO FOODS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BUSINESS
--------

Silverado Foods, Inc. (the Company), an Oklahoma corporation, was incorporated on August 15, 1990. The Company manufactures and markets a diversified line of specialty baked goods through multiple distribution channels throughout the United States and parts of Canada.

PRINCIPLES OF CONSOLIDATION
---------------------------

The consolidated financial statements include the accounts of Silverado Foods, Inc. and its wholly-owned subsidiaries. Acquired businesses are included in results of operations effective with the closing dates of the various acquisitions (see Note 2). All significant intercompany accounts and transactions have been eliminated in consolidation.

RECLASSIFICATIONS
-----------------

Certain reclassifications to the consolidated financial statements for the year ended December 31, 1996 and 1995 have been made to conform to the presentation of the December 31, 1997 consolidated financial statements. As discussed in
Note 4, the Company discontinued certain operations in 1997. The 1997 balance sheet and related disclosures appropriately reflect the net assets of those operations as "held for sale". The 1996 balance sheet and related disclosures have not been restated to reflect those net assets as "held for sale".

INVENTORIES
-----------

Inventories consist primarily of finished goods, ingredients and packaging supplies which are stated at the lower of cost (first-in, first-out basis) or market as follows:


                                                              December 31,
                                                        -------------------------
                                                           1997          1996
                                                        -----------   -----------
Raw materials                                           $  908,105    $2,348,945
Finished goods                                             370,192     3,709,774
                                                        ----------    ----------
                                                         1,278,297     6,058,719
Less - allowance for excess and obsolete inventory         (73,976)      (84,000)
                                                        ----------    ----------
                                                        $1,204,321    $5,974,719
                                                        ==========    ==========

PROPERTY, PLANT AND EQUIPMENT
-----------------------------

Property, plant and equipment are stated at cost. Depreciation on property, plant and equipment is provided using the straight-line method over estimated service lives ranging from three-to-forty years. Maintenance, repairs and betterments, including replacement of minor items of physical properties, are charged to expense. Major additions to physical properties are capitalized.
The cost of the assets retired or sold is credited to the asset accounts and the related accumulated depreciation is charged to the accumulated depreciation accounts. The gain or loss from sale or retirement of property, if any, is included in the consolidated statement of operations.

GOODWILL AND OTHER INTANGIBLES
------------------------------

Goodwill and other intangibles were recorded in conjunction with the acquisitions discussed in Note 2. Amortization is provided using the straight-line method using lives as described in Note 5. The Company annually evaluates all goodwill and other intangibles to determine if the remaining estimated useful life of goodwill and other intangibles may warrant revision or that the remaining balance may not be recoverable. When factors indicate that goodwill or other intangibles should be evaluated for possible impairment, the Company uses an estimate of the related business segment's undiscounted cash flows over the remaining life in measuring whether the asset is recoverable in accordance with the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for the Impairment of Long-Lived Assets to be Disposed Of."

REVENUE RECOGNITION
-------------------

Revenues are recognized upon shipment of the product.

FEDERAL AND STATE INCOME TAXES
------------------------------

The Company uses the liability method of accounting for income taxes. Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws in effect or that will be in effect when the differences are expected to reverse.

LOSS PER SHARE
--------------

In February 1997, Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share" was issued. SFAS No. 128 replaces primary earnings per share with basic earnings per share and fully diluted earnings per share with diluted earnings per share. Under SFAS No. 128, the loss per share calculations include the weighted average number of shares outstanding for the years ending December 31, 1997, 1996, and 1995. As discussed in Note 8, included in basic loss per share are 1,973,094 contingent shares. The diluted loss per share does not reflect the contingent shares, stock options, or convertible instruments because the inclusion of such items would be anti-dilutive. The weighted average number of shares outstanding for the basic earnings per share were 9,474,644, 6,384,651, and 5,832,896, respectively. The weighted average number of shares calculated for the diluted earnings per share were 8,724,467, 6,384,651, and 5,832,896, respectively. Adoption of SFAS No. 128 did not affect the 1996 and 1995 weighted average number of shares outstanding calculations.

CASH FLOWS INFORMATION
----------------------

For purposes of the consolidated statements of cash flows, all highly liquid investments purchased with a maturity of three months or less are considered to be cash equivalents.

CONCENTRATION OF CREDIT RISK
----------------------------

The Company extends trade credit to various companies in the food sales markets in the normal course of business. Within these markets, certain concentrations of credit risk exist. These concentrations of credit risk may be similarly affected by changes in economic or other conditions and may, accordingly, impact the Company's overall credit risk. However, management does not believe that there are material risks associated with consolidated receivables and that allowances for doubtful accounts are adequate to absorb estimated future losses.

USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

The Company values financial instruments as required by Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments". The Company estimates the value of its debt based on the estimated borrowing rates currently available to the Company for debt with similar terms and remaining maturities. The estimated fair value of the Company's debt at December 31, 1997 and 1996, was $18.5 million and $20.1 million, respectively, compared with a carrying value of $20.1 million and $22.1 million, respectively.

The carrying value of other financial instruments approximates fair value because of the short maturity of those instruments.

2.  ACQUISITIONS:

During the three year period ended December 31, 1997, the Company's acquisitions have all been accounted for using the purchase method of accounting. The significant acquisitions and their terms are summarized below:

MARVELOAF
---------

In June, 1997, the Company sold the previously acquired assets of the MarveLoaf Corporation back to the original owner for $50,000 cash and a note receivable for $1,069,000. No gain or loss was recognized.

THE BAGEL PLACE
---------------

On August 7, 1996, the Company acquired certain assets of The Bagel Place, Inc. in Santa Ana, California (Bagel Place) for approximately $2,800,000 including the assumption of certain liabilities of approximately $342,000. The assets acquired were previously used in the business of producing bagels and bagel related products.

NONNI'S
-------

In December 1993, the Company purchased certain assets of Nonni's for a purchase price of approximately $990,000. The Company paid approximately $295,000 in cash, issued $180,000 of notes payable, assumed certain liabilities and issued 78,750 shares of the Company's common stock. Approximately $272,000 of the assumed liabilities were paid at the acquisition date. The Company also entered into a seven-year royalty agreement with the sellers, which was amended in October 1994 and was terminated in July 1996. The amended agreement provided the Company with the option to purchase the royalty obligation for $3,200,000. The termination of this royalty agreement in July 1996 was effected by the Company issuing 700,000 shares of common stock and recognizing an additional $2,000,000 of goodwill. Additionally, the agreement provided for the issuance of an additional 200,000 shares of common stock if sales of products, which were subject to the original royalty, exceeded $10,000,000 for any twelve month period beginning July 1996 through July 1999. This target was met and an additional 200,000 shares were issued in 1997. The Company guaranteed a market price of $5.71 per share for both the 700,000 and 200,000 shares under certain circumstances. Such guarantee is payable in cash or stock, at the option of the Company. As of December 31, 1997, the Company has the obligation to issue 3,018,539 additional shares under this price guarantee.

Also in connection with the acquisition, the Company entered into a seven-year employment agreement with the three selling shareholders. Effective October 1, 1994, this agreement was amended and then terminated in 1997 by the Company agreeing to pay $1,125,000 and issue 840,000 shares of common stock to the three selling shareholders. As of December 31, 1997, $204,949 of this amount had been paid and the Company was obligated to issue the 840,000 shares.

SUPPLEMENTARY CASH FLOW INFORMATION
-----------------------------------

The following summarizes the liabilities assumed/issued in connection with all the acquisitions discussed above, net of cash held by the companies acquired, if any.


                                                             December 31,
                                                        -----------------------
                                                           1996         1995
                                                           ----         ----
Fair value of assets acquired                           $4,783,535   $2,266,174
Cash paid                                                4,112,415    2,255,975
                                                        ----------   ----------
Liabilities assumed/issued                              $  671,120   $   10,199
                                                        ==========   ==========

UNAUDITED PRO FORMA INFORMATION
-------------------------------

Unaudited pro forma results of operations for the year ended December 31, 1996 and 1995, give effect to acquisitions as if they had occurred on January 1, 1996. The unaudited pro forma information is presented in response to applicable accounting rules relating to acquisition transactions. It is not necessarily indicative of the actual results that would have been achieved had the transactions occurred on January 1 of the respective years, and is not necessarily indicative of future results.


                                         1996            1995
                                         ----            ----
Net sales                             $28,629,000     32,572,000
Gross profit                            6,213,000      8,434,000
Loss from continuing operations        (6,633,000)   (24,809,000)

3.  UNUSUAL CHARGES:

Operating income for 1997 has been reduced for unusual items of $3,500,000. These charges included a $1,000,000 reserve against a note receivable arising from the 1996 sale of the Company's Gift and Gourmet business, $2,050,000 related to the settlement of three employment agreements with the former owners of Nonni's biscotti, and $450,000 related to a consulting study which took place in 1997 which ultimately resulted in the Company's decision to divest the mail order catalog business, the snack tray business, and other smaller non-strategic related business activities.

4.  DISCONTINUED OPERATIONS:

In December 1996, the Company discontinued its direct store delivery distribution business located in Southern California. In the second quarter of 1997, the Company discontinued its mail order catalog business (sold in August
1997), and in the fourth quarter of 1997, the Company discontinued its snack tray business. The net assets of these businesses not yet sold are reflected in the accompanying balance sheet at the lower of their cost or their estimated fair market value. The consolidated statement of operations for 1997, 1996, and 1995 have been presented to reflect the results of continuing operations. Included in the loss from discontinued operations is $647,000 of interest expense for each of the years ended 1997, 1996 and 1995. Additionally, interest expense of $324,000 for January 1998 through the expected disposal date was included in the loss on disposal. The allocation of interest expense was based on estimated proceeds from the disposals because such proceeds were less than the original debt incurred from the acquisitions and to finance the operations of the discontinued operations. Due to the Company's net operating loss carryforward position, no income tax benefit was recognized from this transaction. The Company expects to complete these disposals by the end of 1998. Operating results for these businesses for the three year period ending December 31, 1997, 1996 and 1995 are as follows:


                                                        1997            1996            1995
                                                   --------------   -------------   -------------
Net sales                                           $ 27,679,800    $ 28,939,992    $ 20,071,032
Cost of sales                                        (15,337,274)    (17,277,713)    (11,758,653)
Selling, general and administrative and other        (19,022,344)    (13,991,242)     (9,747,176)
                                                    ------------    ------------    ------------
Loss from discontinued operations                   $ (6,679,818)   $ (2,328,963)   $ (1,434,797)
                                                    ============    ============    ============


Net assets held for sale
 include the following:                                        December 31, 1997
                                                               -----------------
Accounts receivable                                                 $  1,233,950
Inventory                                                              2,356,906
Other current assets                                                      21,773
Property, plant and equipment                                          1,191,924
Goodwill and other intangibles                                         3,967,615
Notes payable                                                           (511,424)
Accounts payable                                                      (2,407,186)
Accrued liabilities                                                   (1,811,352)
Other liabilities                                                       (388,389)
Non-current liabilities                                                 (818,358)
                                                                    ------------
  Net assets held for sale                                          $  2,835,459
                                                                    ============

5.  DETAILS TO CONSOLIDATED BALANCE SHEETS:

                                                                                December 31,
                                                  Depreciation         ----------------------------
Property, Plant and Equipment                        Period                 1997            1996
-----------------------------                     ------------         ------------    ------------
Land and improvements                                                  $         --    $     25,000
Building and improvements                          5 to 40 years          2,424,739       6,316,320
Machinery and equipment                            5 to 20 years          5,272,956       5,729,586
Office equipment                                   3 to 10 years            620,569       1,029,944
                                                                       ------------    ------------
                                                                          8,318,264      13,100,850
Less - accumulated depreciation                                           1,231,776       1,271,270
                                                                       ------------    ------------

                                                                       $  7,086,488    $ 11,829,580
                                                                       ============    ============


                                                  Amortization
Intangibles                                          Period                 December 31,
-----------                                       -------------      --------------------------
                                                                       1997            1996
                                                                       ----            ----
Goodwill                                          15 years           $5,913,801    $14,225,517
Recipes                                           7 years                50,000         70,000
Deferred loan costs                               3 years               215,084        148,792
Trademarks                                        7 years               120,541        160,876
Customer data base                                7 years                25,000        127,834
Other                                             3 years               621,733        561,790
                                                                     ----------    -----------
                                                                      6,946,159     15,294,809
Less - accumulated amortization                                       1,454,132      2,157,196
                                                                     ----------    -----------

                                                                     $5,492,027    $13,137,613
                                                                     ==========    ===========


                                                                  December 31,
                                                     --------------------------------------
                                                        1997          1996           1995
                                                        ----          ----           ----
Allowances for accounts receivable:
-----------------------------------
  Balance, beginning of year                       $  (676,495)  $   (55,502)  $  (168,820)
  Provision for losses on receivables                 (126,000)     (660,191)      (97,094)
  Receivables written-off, net of recoveries           483,887        39,198       210,412
                                                   -----------   -----------   -----------
  Balance, end of year                             $  (318,608)  $  (676,495)  $   (55,502)
                                                   ===========   ===========   ===========

Allowances for inventories:
---------------------------
  Balance, beginning of year                       $   (84,000)  $   (29,073)  $   (11,000)
  Provision                                           (397,699)     (202,573)     (244,781)
  Inventories written-off                              407,723       147,646       226,708
                                                   -----------   -----------   -----------
  Balance, end of year                             $   (73,976)  $   (84,000)  $   (29,073)
                                                   ===========   ===========   ===========


Accumulated amortization of goodwill and other intangibles:
-----------------------------------------------------------
  Balance, beginning of year                       $(2,157,195)  $(1,477,781)  $  (607,113)
  Provision                                           (748,429)   (1,058,200)     (870,668)
  Retirements and other                              1,451,492       378,786            -
                                                   -----------   -----------   -----------
  Balance, end of year                             $(1,454,132)  $(2,157,195)  $(1,477,781)
                                                   ===========   ===========   ===========


6.  LONG-TERM DEBT:

The Company's revolving credit facility provides for a revolving line of credit of up to $7,000,000 based upon the borrowing base which is defined as 80% of eligible accounts receivable and 50% of eligible inventories ($7,000,000 outstanding at December 31, 1997). On April 10, 1998, the Company entered into a factoring transaction using trade accounts receivable receiving approximately $1,869,000 in proceeds. Of this amount, $750,000 was used to reduce the revolving line of credit to $6,000,000. At the same time, the bank and the Company's Chairman and his spouse entered into a note agreement whereby the remaining $6,000,000 owed to the bank will be transferred from the Company to the Chairman and his spouse and the bank released its lien on accounts receivables and inventories. The Company also signed a note agreement with the Chairman and his spouse in the amount of $6,000,000. This note will become due on

August 31, 1998 and interest is at local bank prime plus 1 1/2%. In the event that funds are not available as of August 31, 1998, the Chairman has agreed to extend the note until the funds become available.

In addition, the Company has a two-year $6,000,000 term loan with another bank. Interest is at prime and is payable monthly. Principal payments of $123,000 begin in May 1998 with a balloon payment due in April 1999. This term loan is collateralized by the Company's machinery and equipment.

Borrowings are guaranteed as to repayment of principal and interest by the Company's Chairman and his spouse and borrowings under the term loan are guaranteed by the Company's Chairman, his spouse, and another family member.

Long-term debt consists of the following at December 31:


                                                                     1997          1996
                                                                     ----          ----
8% notes payable to the Company's Chairman, due in
June 1998.                                                        $ 6,275,335     5,927,197

9% convertible debenture payable to the Company's Chairman
converted in 1997.                                                          -     3,000,000

Revolving credit agreement, interest
at prime, payable monthly, principal due in June 1998.              7,000,000     7,000,000

Term loan, interest at prime, payable in equal
monthly installments beginning May 1998, through April 1999.        6,000,000     5,000,000

9% note, paid in January 1997.                                              -       200,000

9% three year convertible subordinated debentures,
due 1999, interest payable quarterly.                                 300,000       550,000

Other notes payable.                                                   41,791       402,272
                                                                  -----------   -----------

     Total long-term debt                                          19,617,126    22,079,469
     Less - current maturities                                     14,257,040     8,637,272
                                                                  -----------   -----------
                                                                  $ 5,360,086   $13,442,197
                                                                  ===========   ===========

The annual maturities of long-term debt are: 1998 - $14,257,040; 1999 - $5,360,086; 2000 - $-0-; 2001 - $-0- and 2002 - $-0-.

7.  INCOME TAXES:

The Company paid no income taxes and recorded no income tax expense or benefit from its inception through December 31, 1997. Therefore, the effective tax rate is zero in each reporting period versus the 34% federal statutory rate.

Deferred income taxes reflect the net tax effects of (i) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (ii) operating loss and tax credit carry forwards. The effects of significant items comprising the Company's net deferred tax assets are as follows:


                                                        December 31,
                                                 ---------------------------
                                                     1997           1996
                                                     ----           ----
Deferred tax liabilities:
  Fixed asset basis differences                  $   (13,600)   $  (176,863)
  Intangible asset basis differences                 (79,828)       (18,986)
                                                 -----------    -----------
  Total deferred tax liabilities                     (93,428)      (195,849)
                                                 -----------    -----------

Deferred tax assets:
  Net operating loss carryforwards                 8,500,000      5,142,266
  Reserves not currently deductible                  645,659        429,310
  Intangible asset basis differences                 414,406        307,305
  Other                                                8,045          8,040
                                                 -----------    -----------
   Total deferred tax assets                       9,568,110      5,886,921
                                                 -----------    -----------
Valuation allowance for deferred tax assets       (9,474,682)    (5,691,072)
                                                 -----------    -----------
                                                      93,428        195,849
                                                 -----------    -----------
   Net deferred tax assets                       $         -    $         -
                                                 ===========    ===========

Due to the history of losses, management has provided valuation allowances against all of its net deferred tax assets. The net change in the valuation allowance was attributable to current year temporary differences.

At December 31, 1997, the Company had net operating loss (NOL) carry forwards for federal income tax purposes of approximately $25,000,000 potentially available to offset future federal taxable income. The utilization for federal income tax purposes of this NOL is limited on an annual basis by Section 382 of the Internal Revenue Code. The federal NOL carry forwards begin to expire in 2005. The Company has state NOL carry forwards of varying amounts available to offset future state taxable income which begin to expire in 1999.

8.  SHAREHOLDERS' EQUITY (DEFICIT):

COMMON STOCK WARRANTS
---------------------

In connection with the Company's initial public offering in 1994, 230,000 warrants were issued to Commonwealth Associates, representative of the underwriters, to purchase common stock at $11.55 per share over a four-year period. From time to time the Company has issued additional warrants. Total warrants outstanding were 584,590 and 423,713 at December 31, 1997 and 1996, respectively, and range in exercise price from $0.44 to $11.55 per warrant, expiring in 1998 through 2002.

COMMON STOCK OPTIONS
--------------------

In June 1994, the Company established the Silverado Foods, Inc. 1994 Stock Option Plan (the Plan). The Plan provides for the grant of a total of 500,000 incentive stock options, other forms of statutory stock options and non-statutory stock options to employees of the Company. The total amount of common stock options currently outstanding under the Plan as of December 31, 1997 and 1996 were 10,000 and 40,000, respectively with 30,000 options expiring in 1997. Of this amount, 10,000 shares are fully vested at December 31, 1997. These shares have an exercise price of $7.00 and expire in 2000. Additionally, the Board of Directors granted 10,000 options to a Director in 1997, all of which are fully vested at December 31, 1997. These options have an exercise price of $3.50 and expire in 2002.

The Company has adopted the disclosure-only provision of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123). SFAS No. 123 established financial accounting and reporting standards for stock-based compensation plans and transactions in which an entity issues its equity instruments to acquire goods and services from non-employees. Since the effect of SFAS No. 123 is not material, the Company has made no disclosure of pro forma net income and earnings per share as if SFAS No. 123 had been adopted.

CONTINGENT COMMON STOCK
-----------------------

As of December 31, 1997, the Company was obligated to issue 6,392,964 shares to former employees, shareholders, and others related to fulfillment of a price guarantee, conversion of debt instruments and other transactions. In addition, the Company may be required to issue additional stock under the remaining price guarantee provisions (see Note 2).

PREFERRED STOCK
---------------

At December 31, 1997, 1996 and 1995, the Company had 1,000,000 authorized shares of preferred stock, $0.01 par value, but no shares are issued and outstanding.

9.  RELATED PARTY TRANSACTIONS:

Significant related party transactions of the Company for the three years ended December 31, 1997 are summarized below:

The Company has entered into numerous short-term and long-term financing transactions with the Company's Chairman, with companies principally owned by the Company's Chairman and with a director of the Company. At December 31, 1997, the Company has notes payable to a director for $250,000 and notes payable to the Company's Chairman for $6,275,335 and accrued interest payable of $1,066,000. See also Notes 6 and 14 for further discussion regarding amounts owed to the Company's Chairman.

Also from time to time, the Company's Chairman has guaranteed obligations of the Company. Currently, the Company's Chairman has guaranteed the Company's obligations with respect to certain vehicle lease agreements. Also, Mr. Field and his spouse have guaranteed the Company's two credit facilities with a bank in the amount of $13,000,000, which bears interest at the prime rate published in The Wall Street Journal (see Note 14).

10. COMMITMENTS AND CONTINGENCIES:

During 1997, management determined it would not exercise a bargain purchase option to purchase the Tulsa plant facility. Consequently, the lease no longer met the qualifications of a capital lease. The net amount capitalized and remaining lease payable were removed from their respective accounts. No material gain or loss on the transaction was recognized. The remaining lease payments on the plant are reflected as operating lease payments and along with other operating leases are included in the following table:


Leases                                                        Operating
------                                                        ---------

1998                                                          $  728,337

1999                                                             726,727

2000                                                             623,384

2001                                                             492,675

2002                                                             400,000

Thereafter                                                     1,166,667
                                                              ----------

Total                                                          4,137,790

The Company's rental expense for operating leases was $820,000, $1,201,000, and $729,000, for 1997, 1996, and 1995, respectively.

In August 1997, the Company sold its mail-order catalog business located in Palestine, Texas. The results from this business are shown as discontinued in the consolidated income statement. The Company has an earn-out based on 1998 sales which could pay the Company an additional $100,000.

11.  SIGNIFICANT CUSTOMERS:

During 1997, the Company had sales to two customers, Price Costco and Sam's, representing 27% and 47%, respectively, of net sales. During 1996, the Company had sales to two customers, Price Costco and Sam's, representing 39% and 31%, respectively. During 1995, sales to one customer, Price Costco, was approximately 20% of total net sales.

12.  NOTE RECEIVABLE:

In April 1996, the Company sold its Gift and Gourmet division in consideration for a note receivable of $1,390,000 which bears interest at 11% and is secured by a security interest in the related tangible and intangible assets. During 1997, the Company foreclosed on this note and has repossessed the remaining assets from the buyer. In connection with this, the Company has written down these assets to their estimated realizable value of $114,000.

In June 1997, the Company sold the assets of the Marveloaf Corporation for a note receivable of $1,069,000.

13.  QUARTERLY RESULTS (UNAUDITED):

The quarterly unaudited results for the Company for the year ended December 31, 1997 are as follows:


                                 FIRST          SECOND         THIRD          FOURTH
                                QUARTER        QUARTER        QUARTER        QUARTER          TOTAL
                              ------------   ------------   ------------   ------------   -------------
Revenues                      $ 5,715,000    $ 5,709,000    $ 6,288,000    $ 6,178,000    $ 23,890,000
Gross profit                      948,000      1,117,000        951,000      1,382,000       4,398,000
General & administrative          978,000      1,090,000      1,183,000        691,000       3,942,000
Unusual charges                         -      1,000,000      2,500,000              -       3,500,000
Selling & marketing             1,271,000      1,221,000      1,281,000        662,000       4,435,000
Depreciation &
    amortization                  237,000        234,000        374,000        213,000       1,058,000
                              -----------    -----------    -----------    -----------    ------------
Operating loss                 (1,538,000)    (2,428,000)    (4,387,000)      (184,000)     (8,537,000)
Loss from discontinued
    operations                    528,000      1,738,000        922,000      3,492,000       6,680,000
Interest & other                1,537,000        417,000        689,000        632,000       3,285,000
                              -----------    -----------    -----------    -----------    ------------
Net loss                       (3,603,000)    (4,583,000)    (5,998,000)    (4,318,000)    (18,502,000)
                              ===========    ===========    ===========    ===========    ============

14.  FINANCIAL CONDITION AND MANAGEMENTS PLANS:

The accompanying financial statements have been prepared on a going concern basis, which assumes the realization of assets and the satisfaction of
liabilities in the normal course of business.   As  shown  in  the  consolidated
financial statements, during the years ended December 31, 1997, 1996 and 1995, the Company incurred net losses of approximately $18,500,000, $7,500,000 and $4,200,000, respectively, and has a deficit in retained earnings of approximately $36,300,000 and a deficit in stockholders' equity of approximately $7,300,000 at December 31, 1997. These conditions have combined to create a working capital deficit of approximately $18,500,000 at December 31, 1997.

The Company's management is actively pursuing several alternatives to resolve the Company's liquidity and capital needs. As discussed further in Note 15, on April 10, 1998 the Company transferred the remaining $6,000,000 owed on the revolving line of credit ($7,000,000 at December 31, 1997) to the Company's Chairman and his spouse. Additionally, all collateral under the line of credit, including inventory and accounts receivable, was released by the bank. The amount transferred to the Chairman is due in December 1998; however, if excess cash is not available to repay the note, the due date will be extended. Further as discussed in Note 15, management has announced plans to sell certain assets, including those related to the Nonni's biscotti business. Management believes that these actions, combined with improved operations, will provide sufficient liquidity to meet their obligations through December 31, 1998 and to continue as a going concern.

15.  SUBSEQUENT EVENT:

On August 18, 1998, the Company announced that it had reached a new definitive agreement to sell 90% of the Company's Nonni's(R) Biscotti business. This agreement includes all of Nonni's assets, including the brand, the equipment owned at the Tulsa, Oklahoma production facilities, the distribution rights, and other brands used for the biscotti products. The estimated maximum proceeds for the sale are $28,000,000, which includes up to $11,000,000 in an earn-out agreement based on future earnings. The closing of the transaction is subject to final due diligence by the acquirer and shareholders and regulatory approval.

Management intends to use the proceeds from the sale to pay bank debt, the borrowings from the Company's Chairman, other notes payable, and other obligations of the Company.

In addition, the Company has decided to sell the remaining operations of the Specialty Baked Goods segment. The Company sold the assets of the bagel bar and pound cakes, effective June 12, 1998. The Company recorded a loss on the sale of these assets of approximately $3,100,000.

Management is also evaluating other alternatives, which include, but are not limited to, acquisitions or mergers.

On April 10, 1998, the Company entered into a factoring transaction using trade accounts receivable receiving approximately $1,869,000 in proceeds. Of this amount, $750,000 was used to reduce the revolving line of credit to $6,000,000. At the same time, the bank and the Company's Chairman and his spouse entered into a note agreement whereby the remaining $6,000,000 owed to the bank will be transferred from the Company to the Chairman and his spouse and the bank released its lien on accounts receivables and inventories. The Company also signed a note agreement with the Chairman and his spouse in the amount of $6,000,000. This notes due date was extended and will become due on December 31, 1998 and interest is at local bank prime plus 1 1/2%. In addition, the Company's term note with another bank has $6,700,000 outstanding as of August 31, 1998. Principal and interest payments have been suspended until October 31, 1998. In addition, the Company has entered into certain short-term borrowings at high interest rates against outstanding purchase orders of approximately $892,000 and had additional borrowings from its Chairman of approximately $400,000.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------

                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                                                                                      SEPTEMBER 30,
             ASSETS                                                                       1998
             ------                                                                       ----
                                                                                      (UNAUDITED)
                                                                                      -----------
CURRENT ASSETS:
  Cash                                                                                $          -
  Accounts receivable, net                                                                       -
  Inventories, net                                                                               -
  Prepaid expenses and other                                                               415,665
                                                                                      ------------
     Total current assets                                                                  415,665
                                                                                      ------------

NET ASSETS HELD FOR SALE (Notes 2 and 3)                                                10,408,965

NOTES RECEIVABLE (Note 5)                                                                3,302,332

PROPERTY, PLANT AND EQUIPMENT, net                                                          13,018
GOODWILL AND OTHER INTANGIBLES, net                                                        179,537
                                                                                      ------------
     Total assets                                                                     $ 14,319,517
                                                                                      ============

      LIABILITIES AND SHAREHOLDERS' DEFICIT
      -------------------------------------

CURRENT LIABILITIES:
  Current maturities of long-term debt                                                $ 21,625,601
  Short-term notes payable                                                                 475,000
  Trade accounts payable                                                                 5,068,728
  Accrued liabilities                                                                    3,317,503
                                                                                      ------------
  Other liabilities                                                                              -
     Total current liabilities                                                          30,486,832
                                                                                      ------------

LONG-TERM DEBT, less current maturities                                                          -
OTHER                                                                                            -
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
  Common stock, $.01 par value, 20,000,000 shares authorized                               153,576
  14,607,125 issued and 14,580,130 outstanding
  Warrants                                                                                  51,159
  Additional paid-in-capital                                                            28,873,569
  Accumulated deficit                                                                  (45,180,967)
                                                                                      ------------
                                                                                       (16,102,663)
  Less: Treasury stock                                                                     (64,652)
                                                                                      ------------
     Total shareholders' deficit                                                       (16,167,315)
                                                                                      ------------
         Total liabilities and shareholders' deficit                                  $ 14,319,517
                                                                                      ============

 The accompanying notes are an integral part of these consolidated financial statements.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------
                                  (UNAUDITED)

                                                           FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                                           ---------------------------------------
                                                                  1998              1997
                                                                  ----              ----
NET SALES                                                    $ 15,608,412     $  17,712,389
COST OF SALES                                                  11,309,236        14,697,214
                                                             ------------     -------------
  Gross profit                                                 4,299,176          3,015,175
                                                             ------------     -------------

OPERATING EXPENSES:
  General and administrative                                    1,922,527         6,750,946
  Selling and marketing                                         2,636,175         3,773,393
  Depreciation                                                     89,896           107,339
  Amortization of goodwill and other intangibles                  473,185           737,374
  Loss on adjustment to carrying value                          3,029,599               -
                                                             ------------     -------------
                                                                8,151,382        11,369,052
                                                             ------------     -------------

OPERATING LOSS                                                 (3,852,206)       (8,353,877)

OTHER INCOME (EXPENSE):
  Interest                                                     (2,594,202)       (1,472,049)
  Accretion of debenture discount                                 (66,666)       (1,150,000)
  Other, net                                                      (15,263)          (20,751)
                                                             ------------     -------------
                                                               (2,676,131)       (2,642,800)
                                                             ------------     -------------

     LOSS FROM CONTINUING OPERATIONS                           (6,528,337)      (10,996,677)

DISCONTINUED OPERATIONS
  Operating Loss                                                      -          (1,738,837)
  Loss on Disposal                                             (2,377,817)       (1,450,289)
                                                             ------------     -------------
LOSS FROM DISCONTINUED OPERATIONS                              (2,377,817)       (3,189,126)
                                                             ------------     -------------
                                                             ------------     -------------
NET LOSS                                                     $ (8,906,154)    $ (14,185,803)
                                                             ============     =============

BASIC LOSS PER SHARE FROM:

  CONTINUING OPERATIONS                                      $      (0.47)    $       (1.36)
  DISCONTINUED OPERATIONS                                             -               (0.21)
  LOSS ON DISPOSAL                                                  (0.17)            (0.18)
                                                             ------------     -------------
NET LOSS PER SHARE                                           $      (0.64)    $       (1.75)
                                                             ============     =============

DILUTED LOSS PER SHARE FROM:

  CONTINUING OPERATIONS                                      $      (0.47)    $       (1.36)

  OPERATING LOSS FROM DISCONTINUED OPERATIONS                         -               (0.21)
  LOSS ON DISPOSAL                                                  (0.17)            (0.18)
                                                             ------------     -------------
NET LOSS PER SHARE                                           $      (0.64)    $       (1.75)
                                                             ============     =============

 The accompanying notes are an integral part of these consolidated financial statements.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------



               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
               ------------------------------------------------
                                  (UNAUDITED)


                                                         COMMON STOCK                  TREASURY STOCK
                                                 ---------------------------      ------------------------
                                                   NUMBER                           NUMBER
                                                 OF SHARES         AMOUNT         OF SHARES       AMOUNT           WARRANTS
                                                 ---------         ------         ---------       ------           --------

BALANCE, DECEMBER 31, 1997                       11,701,757       $ 117,018       (26,995)      $ (64,652)           46,549
   Accretion of Debenture Discount                      -               -             -               -                 -
   Exchange of Note Receivable for                      -               -             -               -                 -
    reduction of stock guarantee
   Issuance of common stock                       1,025,142          10,251           -               -                 -
    in connection with debenture
    conversion
   Issuance of warrants                                 -               -             -               -               4,610
   Issuance of common stock in
    in connection with settlement
    of employment agreement                         840,000           8,400           -               -                 -
   Contribution of capital                        1,790,694          17,907           -               -                 -
   Net loss                                             -               -             -               -                 -
                                                 --------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 1998                      15,357,593       $ 153,576       (26,995)      $ (64,652)         $ 51,159
                                                 ==========================================================================


                                                       ADDITIONAL
                                                        PAID-IN          ACCUMULATED
                                                        CAPITAL            DEFICIT             TOTAL
                                                        -------            -------             -----
BALANCE, DECEMBER 31, 1997                            $ 28,843,461       (36,274,813)     $  (7,332,437)
   Accretion of Debenture Discount                          66,666               -               66,666
   Exchange of Note Receivable for                        (200,000)              -             (200,000)
    reduction of stock guarantee
   Issuance of common stock                                189,749               -              200,000
    in connection with debenture                                                                    -
    conversion                                                                                      -
   Issuance of warrants                                        -                 -                4,610
   Issuance of common stock in                                                                      -
    in connection with settlement                                                                   -
    of employment agreement                                 (8,400)              -                  -
   Contribution of capital                                 (17,907)              -                  -
   Net loss                                                    -          (8,906,154)        (8,906,154)
                                                      -------------------------------------------------
BALANCE, SEPTEMBER 30, 1998                           $ 28,873,569     $ (45,180,967)     $ (16,167,315)
                                                      =================================================

 The accompanying notes are an integral part of these consolidated financial statements.

                    SILVERADO FOODS, INC. AND SUBSIDIARIES
                    --------------------------------------
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------
                                  (UNAUDITED)


                                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                                                          -------------------------------
                                                                                             1998                   1997
                                                                                             ----                   ----
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                                            $ (8,906,154)         $ (14,185,803)
                                                                                         ------------          -------------

Adjustments to reconcile net loss to cash used in operating activities--
     Depreciation and amortization                                                            973,846              1,670,672
     Accretion of debenture discount                                                           66,666              1,150,000
     Increase in allowance for doubtful accounts                                                    -              1,000,000
     Loss on sale of assets                                                                 2,377,817              1,378,357
     Loss on adjustment to carrying value                                                   3,029,599                      -
     Change in assets and liabilities, net of effect of acquisitions
       Decrease in accounts receivable                                                       (473,605)               645,674
       Decrease in inventory                                                                 (715,599)             1,299,015
       (Increase) Decrease in prepaid expenses and other                                     (218,570)               (59,306)
       Increase in assets held for disposal                                                (1,856,572)              (538,140)
       Increase in payables and accrued liabilities                                         2,701,829              2,275,984
       Decrease in intangibles and other                                                      470,492                  6,469
                                                                                         ------------          -------------
         Total adjustments                                                                  6,355,903              8,828,725
                                                                                         ------------          -------------
         Cash provided by (used in) operating activities                                   (2,550,251)            (5,357,078)
                                                                                         ------------          -------------


CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from sale of assets                                                           1,052,153              1,009,239
     Increase in notes receivable                                                                   -               (200,000)
     Capital expenditures                                                                    (705,380)              (778,553)
                                                                                         ------------          -------------
         Cash provided by (used in) investing activities                                      346,773                 30,686
                                                                                         ------------          -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Borrowings from long-term debt                                                         9,208,476             10,873,473
     Payments on notes payable and long-term debt                                          (7,065,967)            (5,638,679)
     Issuance of stock                                                                          4,610                 10,000
                                                                                         ------------          -------------
         Cash provided by (used in) financing activities                                    2,147,119              5,244,794
                                                                                         ------------          -------------

NET DECREASE IN CASH                                                                          (56,359)               (81,598)
CASH, beginning of period                                                                      56,359                164,118
                                                                                         ------------          -------------
CASH, end of period                                                                      $        (0)          $      82,520
                                                                                         ===========           =============

Non-cash Financing Activities:
     Issuance of stock for debenture conversion                                          $    200,000          $   1,622,250
     Addition to paid-in-capital for debenture discount accretion                              66,666              1,150,000
     Receipt of note receivable for sale of assets                                          2,458,750              1,012,383
     Contribution of capital                                                                        -              2,595,601
     Exchange of note receivable for reduction of stock guarantee                             200,000                      -
     Purchase of common stock by forgiveness of indebtedness                                        -              2,362,564
     Issuance of common stock in connection with termination of                                     -                840,000
      employment agreements
     Issuance of additional shares for buyout option of royalty                                     -                  2,000


SUPPLEMENTAL CASH FLOWS INFORMATION:
     Cash paid for-
       Interest                                                                          $    863,760          $     820,464
       Taxes                                                                             $          -          $           -

 The accompanying notes are an integral part of these consolidated financial statements.

                     SILVERADO FOODS, INC. AND SUBSIDIARIES
                     --------------------------------------

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
              ----------------------------------------------------


1.  GENERAL:

The accompanying consolidated financial statements have been prepared by Silverado Foods, Inc. (the "Company") without audit and should be read in conjunction with the Company's consolidated financial statements and the notes thereto included in the Company's annual report and Form 10-K as of December 31, 1997. The foregoing financial statements include only normal recurring accruals and all adjustments which the Company considers necessary for a fair presentation.

2. DISCONTINUED OPERATIONS:

During the second quarter of 1998, the Company entered into a plan of disposal for its specialty baked goods division. The sale of the specialty baked goods division is subject to obtaining shareholder approval. Accordingly, until such approval is obtained, the specialty baked goods division is shown as continuing operations. In addition, the assets of the specialty baked goods division have been classified as assets held for sale. This disposition is in addition to the snack tray business, the catalog food division, and the direct store delivery business, which were discontinued in late 1996 and 1997. The results of the snack tray division and the catalog division are included in the discontinued operations section of the income statement, and their assets have been classified as assets held for sale. Operating expenses include selling, general and administrative, and interest expense related to these operations. The snack tray segment does not reflect a loss for the three months ended September 30, 1998 as their operating losses were accrued as part of the loss on disposal recorded in prior quarters. The following tables summarize the operations and the components of net assets for the periods indicated below:

                                                                                            NINE MONTHS ENDED
                                                                                               SEPTEMBER 30,
Sales:                                                                                    1998               1997
                                                                                          ----               ----
       Catalog                                                                      $     ---            $    180,359
       Division
       Snack Tray                                                                     12,708,525           22,592,978
                                                                                    ---------------------------------
                                                                                      12,708,525           22,773,337
                                                                                    ---------------------------------

Cost of Sales:
       Catalog                                                                      $      ----           $   212,125
       Division
       Snack Tray                                                                      6,518,491           12,809,275
                                                                                    ---------------------------------
                                                                                       6,518,491           13,021,400
                                                                                    ---------------------------------

Operating Expenses:
       Catalog                                                                      $    ----             $ 1,695,793
       Division
       Snack Tray                                                                      8,567,851           11,245,270
                                                                                    ---------------------------------
                                                                                       8,567,851           12,941,063
                                                                                    ---------------------------------


Loss from Discontinued Operations:
       Catalog Division                                                            $      ----          $ (1,727,559)
       Snack Tray                                                                    (2,377,817)          (1,461,567)
                                                                                   ---------------------------------
       Total
                                                                                     (2,377,817)          (3,189,126)
                                                                                   =================================

Net assets held for sale at September 30, 1998 include the following:


                                                                         SPECIALTY
                                                SNACK TRAY              BAKED GOODS                TOTAL
                                                ----------              -----------                -----
Accounts Receivable                           $   755,855              $ 3,163,498          $ 3,919,353
Inventory                                       1,380,573                1,644,887            3,025,460
Other Assets                                      112,481                    -----              112,481
PP&E                                              192,370                4,163,820            4,356,190
Goodwill                                        2,344,678                2,273,899            4,618,577
Accounts Payable                               (2,016,249)              (2,010,555)          (4,026,804)
Accrued Liabilities                            (1,348,010)                 (88,645)          (1,436,655)
Other Non-Current Liabilities                    (159,637)                   -----             (159,637)
                                              -----------              -----------          -----------

            Net assets held                   $ 1,262,061              $ 9,146,904          $10,408,965
            for sale                          ===========              ===========          ===========


3.  DETAILS TO CONSOLIDATED BALANCE SHEETS:

The inventories related to the Company's discontinued operations are detailed in
Note 2 as a component of net assets held for sale. Inventories consist primarily of finished goods and packaging supplies which are stated at the lower of cost (first-in, first-out basis) or market as follows:


                                                     DECEMBER 31,
                                                        1997
                                                        ----
Raw Materials                                       $   908,105
Finished Goods                                          370,192
                                                    -----------
                                                      1,278,297
Less:  Allowance for excess and
      obsolete inventory                                (73,976)
                                                    -----------

                                                    $ 1,204,321
                                                    ===========

                                                                      APPENDIX A


                     AGREEMENT OF STOCK PURCHASE AND SALE

                                 BY AND AMONG

                             SILVERADO FOODS, INC.

                           MOM'S BEST SERVICES, INC.

                                      AND

                THE PARTIES LISTED ON EXHIBIT A ATTACHED HERETO



                          DATED AS OF AUGUST 14, 1998

                        TABLE OF CONTENTS

                                                                     PAGE

ARTICLE 1        DEFINITIONS..........................................  1

       1.1     Certain Definitions....................................  1

       1.2     Exhibits, Etc. ........................................  8

       1.3     Plurals, Etc. .........................................  8

ARTICLE 2        PURCHASE AND SALE OF STOCK AND CONTRIBUTION OF
                 ASSETS...............................................  8

       2.1     Repurchase, Purchase and Sale .........................  8

       2.2     Contribution of Assets to Existing Sub ................  9

       2.3     Excluded Assets........................................ 10

       2.4     Assumption of Liabilities.............................. 10

       2.5     Assignment of Contracts, Rights and Obligations and
               Assumption of Related Liabilities...................... 12

ARTICLE 3        CONSIDERATION........................................ 13

       3.1     Consideration and Purchase Price....................... 13

       3.2     Repurchase Price Adjustment............................ 13

       3.3     Preparation of Closing Balance Sheet................... 13

       3.4     Post-Closing Repurchase Price Adjustment............... 14

       3.5     Earn-Out Payments...................................... 14

ARTICLE 4        CLOSING.............................................. 17

       4.1     Time and Place......................................... 17

       4.2     Deliveries............................................. 17

       4.3     Notices of Transfer.................................... 18

ARTICLE 5        REPRESENTATIONS AND WARRANTIES OF PARENT............. 19

       5.1     Organization and Standing of Parent and Existing Sub... 19

       5.2     Authorization of Agreement and Ancillary Documents..... 19

       5.3     Shares of Existing Sub................................. 20

       5.4     Capitalization......................................... 20

       5.5     SEC Reports............................................ 21

       5.6     Financial Statements................................... 21

       5.7     Insurance.............................................. 22

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE


       5.8     Absence of Certain Changes or Events................... 22

       5.9     Title to Properties; Absence of Liens and Encumbrances. 23

       5.10    Condition of Buildings, Structures, Equipment, Etc..... 24

       5.11    Agreements, Plans, Arrangements, Etc................... 24

       5.12    Legal Proceedings...................................... 26

       5.13    Notice of Proceeding, Violation, Etc................... 26

       5.14    Intellectual Property.................................. 27

       5.15    Permits, Licenses, Etc................................. 28

       5.16    Compliance with Laws................................... 28

       5.17    Existing Sub and the Business.......................... 28

       5.18    Employment Matters..................................... 29

       5.19    Tax Matters............................................ 29

       5.20    Employee Benefit Plans................................. 32

       5.21    Accounts Receivable.................................... 35

       5.22    Environmental Matters.................................. 36

       5.23    Inventory.............................................. 37

       5.24    Books and Records...................................... 37

       5.25    Transactions with Affiliates........................... 37

       5.26    Brokers................................................ 37

       5.27    Major Customers........................................ 37

       5.28    Trade Deals and Promotions............................. 38

       5.29    Disclosure............................................. 38

       5.30    Securities Law Matters................................. 38

ARTICLE 6        REPRESENTATIONS AND WARRANTIES OF BUYERS............. 38

       6.1     Organization and Standing.............................. 38

       6.2     Authorization of Agreement and Ancillary Documents..... 38

       6.3     Governmental Consents.................................. 38

       6.4     No Conflict............................................ 39

       6.5     Acquisition of Shares for Investment................... 39

       6.6     Brokers................................................ 39

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                        PAGE



ARTICLE 7           PRE-CLOSING COVENANTS................................ 39

       7.1        Reasonable Efforts; Cooperation by Parties............. 39

       7.2        Conduct of Business.................................... 40

       7.3        Required Notices....................................... 42

       7.4        Access and Confidentiality............................. 42

       7.5        No Shop................................................ 43

       7.6        Funding................................................ 44

       7.7        Approval............................................... 44

       7.8        Free of Encumbrance.................................... 44

       7.9        Employees.............................................. 45

       7.10       Approvals and Consents................................. 45

       7.11       Location of Contributed Assets......................... 45

ARTICLE 8           POST-CLOSING AGREEMENTS.............................. 45

       8.1        Further Assurances..................................... 45

       8.2        Rights of Enforcement and Settlement................... 45

       8.3        Mail, Payments......................................... 46

       8.4        Certain Tax Matters.................................... 46

       8.5        Covenant Not to Compete................................ 47

ARTICLE 9           CONDITIONS TO BUYERS' OBLIGATIONS.................... 48

       9.1        Representations and Warranties True.................... 48

       9.2        Performance of Agreements.............................. 48

       9.3        Consummation of Contribution........................... 48

       9.4        Consummation of Repurchase............................. 48

       9.5        No Injunction, Etc..................................... 48

       9.6        Executive Officer's Certificates....................... 48

       9.7        Approvals and Consents................................. 48

       9.8        Assignment and Assumption.............................. 49

       9.9        Opinion................................................ 49

       9.10       Employment Agreement................................... 49

       9.11       Shareholder Agreement.................................. 49

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE

     9.12      Guarantee.............................................. 49

     9.13      Warrant................................................ 49

     9.14      Financing.............................................. 49

     9.15      Operation in Accordance with Budget.................... 49

     9.16      No Encumbrance on Assets............................... 49

     9.17      No Material Adverse Effect............................. 50

     9.18      No Proceedings......................................... 50

     9.19      Satisfactory Completion of Pre-Acquisition Review...... 50

     9.20      Accountant's Letter.................................... 50

     9.21      Recapitalization Accounting and Tax Treatment.......... 50

     9.22      Location of Contributed Assets......................... 50

ARTICLE 10       CONDITIONS TO PARENT'S OBLIGATIONS................... 50

     10.1      Representations and Warranties True.................... 50

     10.2      Performance of Agreements.............................. 51

     10.3      Deliveries............................................. 51

     10.4      No Injunction, Etc..................................... 51

     10.5      Parent's Shareholders Approvals and Consents........... 51

     10.6      Repurchases............................................ 51

     10.7      Opinion................................................ 51

ARTICLE 11       TERMINATION PRIOR TO CLOSING......................... 51

     11.1      Termination by Mutual Consent.......................... 51

     11.2      Termination by Either Parent or Buyers................. 51

     11.3      Other Termination Rights............................... 52

     11.4      Effect on Obligations.................................. 53

ARTICLE 12       INDEMNIFICATION...................................... 53

     12.1      Survival of Representations, Warranties and Covenants.. 53

     12.2      Indemnification by Parent.............................. 54

     12.3      Indemnification by Buyers.............................. 55

     12.4      Right of Set-Off....................................... 55

     12.5      Procedure for Indemnification.......................... 56

                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                     PAGE

     12.6      Payment...............................................  56

     12.7      Limitation on Right of Indemnification  ............... 57

     12.8      Other Indemnification Provisions....................... 57

ARTICLE 13       MISCELLANEOUS........................................ 57

     13.1      Interpretive Provisions................................ 57

     13.2      Entire Agreement....................................... 57

     13.3      Successors and Assigns; Benefits....................... 57

     13.4      Headings............................................... 58

     13.5      Modification and Waiver................................ 58

     13.6      Expenses............................................... 58

     13.7      Notices................................................ 58

     13.8      Specific Performance................................... 60

     13.9      Governing Law.......................................... 60

     13.10     Public Announcements................................... 60

     13.11     Counterparts........................................... 61

                     AGREEMENT OF STOCK PURCHASE AND SALE

     THIS AGREEMENT OF STOCK PURCHASE AND SALE (this "AGREEMENT"), made and entered into as of this 14th day of August, 1998, by and among SILVERADO
FOODS, INC., an Oklahoma corporation ("PARENT"), MOM'S BEST SERVICES, INC., a Florida corporation and a wholly owned subsidiary of Parent ("EXISTING SUB"), and the entities set forth on Exhibit A attached hereto, as such Exhibit A may be amended from time to time prior to the Closing by Swander Pace Capital Fund, L.P. ( "BUYERS"). Terms defined herein are used in the attached Schedules and Exhibits as so defined unless otherwise defined therein.

     WHEREAS, the parties hereto desire and intend to effect a recapitalization of Existing Sub on terms and subject to conditions set forth herein.

     WHEREAS, after the date hereof, immediately upon the satisfaction or waiver of certain conditions set forth herein, and immediately prior to the consummation of the Repurchase (as hereafter defined), Parent shall have contributed the assets and properties Related to the Business (as hereafter defined) to Existing Sub, such Contributed Assets (as hereafter defined) constituting substantially all of Parent's assets, and, in exchange, Existing Sub shall have issued shares of its capital stock to Parent and shall have assumed certain specified liabilities, as set forth herein (the "CONTRIBUTION").

     WHEREAS, immediately after the Contribution and immediately prior to the Closing (as hereafter defined), Existing Sub shall repurchase certain shares of Existing Sub owned by Parent as set forth herein (the "REPURCHASE") and immediately thereafter, Buyers shall purchase from Parent 90% of the shares of Existing Sub then outstanding.

     WHEREAS, Parent, Existing Sub and Buyers desire to enter into this Agreement pursuant to which Parent will sell to Buyers, and Buyers will purchase from Parent, in the amounts set forth opposite the names of each Buyers on Exhibit A, certain shares of the capital stock of Existing Sub on the terms and conditions set forth herein, and in connection therewith, to enter into the Ancillary Documents (as hereafter defined).

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the parties hereto agrees as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1 CERTAIN DEFINITIONS. For all purposes of this Agreement, the following terms have the respective meanings set forth below:

     "ACQUISITION PROPOSAL": any offer, proposal or inquiry (other than an offer or proposal by Parent) contemplating or otherwise relating to any Acquisition Transaction.

     "ACQUISITION TRANSACTION": any transaction or series of transactions involving: (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or similar transaction (i) in which Parent or Existing Sub is a constituent corporation, (ii) in which a Person directly or indirectly acquires Parent or Existing Sub or more than 50% of Parent's business or more than 50% or control of the Business, or directly or indirectly acquires beneficial or record ownership of securities representing more than 50% of the outstanding securities of Parent or Existing Sub, or (iii) in which Parent or Existing Sub issues securities representing more than 50% of the outstanding securities of any class of voting securities of Parent or Existing Sub; (b) any sale, lease, exchange, transfer, license acquisition or disposition of more than 50% of the assets of Parent or Existing Sub, or more than 50% of the Contributed Assets; or (iv) any liquidation or dissolution of Parent or Existing Sub.

     "ADDITIONAL EARN-OUT DATE":  as set forth in Section 3.5(a).

     "ADDITIONAL EARN-OUT PAYMENT":  as set forth in Section 3.5(b).

     "ADDITIONAL EARN-OUT PERIOD":  as set forth in Section 3.5(a).

     "AFFILIATES": with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract, credit arrangement or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For the avoidance of doubt, Existing Sub shall not be deemed an Affiliate of any Buyers unless and until the transactions contemplated hereby are consummated.

     "AGREEMENT":  as set forth in the Recitals.

     "ANCILLARY DOCUMENTS": collectively, the Assignment and Assumption Agreement, the Interim Services Agreement, the Employment Agreement, the Shareholder Agreement, the Voting Agreement and all other contracts, agreements, instruments, deeds, certificates, affidavits and documents being delivered pursuant to or in connection with this Agreement or with any such other agreement by any party hereto at or prior to the Closing.

     "ARBITRATING ACCOUNTANTS":  as set forth in Section 3.3(b).

     "ASSIGNED CONTRACTS":  as set forth in Section 2.2(e).

     "ASSIGNMENT AND ASSUMPTION AGREEMENT":  as set forth in Section 4.2(c).

     "ASSUMED LIABILITIES":  as set forth in Section 2.4(a).

     "AUTHORITY": any national, federal, state, provincial or local governmental, quasi-governmental, administrative, judicial or regulatory agency or body, commission or authority, within or without the United States of America.

     "BENEFIT PLAN":  as set forth in Section 5.20(a).

     "BOOKS AND RECORDS":  as set forth in Section 2.2(f).

     "BUDGET":  as set forth in Section 9.15 and attached as Exhibit 9.15.

     "BUSINESS":  the business of the Nonni's division of Parent.

     "BUSINESS DAY": a day other than Saturday, Sunday and national holidays in the United States.

     "BUYERS":  as set forth in the Recitals.

     "BUYER INDEMNITEES":  as set forth in Section 12.02.

     "CLOSING":  as set forth in Section 4.1.

     "CLOSING DATE":  as set forth in Section 4.1.

     "CODE": the Internal Revenue Code of 1986, as amended and any regulations promulgated or proposed thereunder.

     "COMMITMENTS":  as set forth in Section 5.11.

     "COMMON STOCK":  as set forth in Section 5.4.

     "COMPANY BENEFIT PLAN":  as set forth in Section 5.20.

     "COMPETITIVE ACTIVITY": as set forth in Section 8.5.

     "COMPETITIVE PRODUCTS": as set forth in Section 8.5.

     "CONSENTS":  as set forth in Section 9.7.

     "CONTRIBUTION":  as set forth in the Recitals.

     "CONTRIBUTED ASSETS":  as set forth in Section 2.2.

     "DEBT FINANCING":  as set forth in Section 2.1.

     "DEPARTMENT":  as set forth in Section 5.20.

     "EBITDA":  as set forth in Section 3.5(a).

     "EMPLOYEE": each current, former or retired employee, officer, consultant, independent contractor, agent or director of the Business.

     "EMPLOYEE AGREEMENT":  as set forth in Section 5.20(a).

     "ENCUMBRANCES": all claims, restrictions, mortgages, pledges, hypothecations, security interests or assignments, deposit arrangements, encumbrances, charges, liens (statutory or other), or preferences, priority or other security agreements or preferential arrangements of any kind, nature or character whatsoever (including, without limitation, all conditional sale or other title retention agreements and all capital leases having substantially the same economic effect as any of the foregoing), all rights of first refusal, rights to call, preemptive rights or similar rights, or all options, warrant or similar commitments, or all other similar rights or interests of others therein.

     "ENVIRONMENTAL PERMITS":  as set forth in Section 5.22(b).

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended and any regulations promulgated or proposed thereunder.

     "ERISA AFFILIATE":  as set forth in Section 5.20(a).

     "EXCHANGE ACT":  as set forth in Section 5.5(a).

     "EXCLUDED ASSETS":  as set forth in Section 2.3.

     "EXPENSES":   as set forth in Section 13.6.

     "EXISTING SUB":  as set forth in the Recitals.

     "FIELD WARRANT": as set forth in Section 9.13.

     "FINAL SPECIFIED NET ASSETS":  as set forth in Section 3.4.

     "FINANCIAL STATEMENTS":  as set forth in Section 5.6.

     "GAAP": as of the date of any determination. the generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants.

     "HOLDBACK AMOUNT":  as set forth in Section 3.5(d).

     "INDEMNITEE": any Person that may be entitled to seek indemnification under this Agreement.

     "INDEMNITOR": any Person that may be required to provide indemnification under this Agreement.

     "INSURANCE POLICIES":  as set forth in Section 5.7.

     "INTELLECTUAL PROPERTY RIGHTS":  means, with respect to the Business, any:
(a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, brand name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, label, trade dress, formula, recipe, mixing instruction, product specification, trade secret, know-how, computer software, computer program, invention, design, proprietary product, technology, proprietary right or other intellectual property right or intangible asset Related to the Business; or (b) right to use or exploit any of the foregoing.

     "INTERIM FINANCIAL STATEMENTS":  as set forth in Section 5.6(b).

     "INTERIM SERVICES AGREEMENT": the Interim Services Agreement, to be entered into by and between Parent, Existing Sub, acting for itself and Buyers, in a form mutually agreeable to the parties thereto, pursuant to which Existing Sub shall render certain services to Parent after the Closing.

     "INITIAL EARN-OUT DATE":  as set forth in Section 3.5(a).

     "INITIAL EARN-OUT PAYMENT":  as set forth in Section 3.5(b).

     "INITIAL EARN-OUT PERIOD":  as set forth in Section 3.5(a).

     "INVENTORY":  as set forth in Section 5.23.

     "IRS":  the Internal Revenue Service or any successor agency thereto.

     "LAWS":  as set forth in Section 5.2(c).

     "LEASED REAL PROPERTY":  as set forth in Section 5.9(b).

     "LIBOR": means the overnight London Interbank Offered Rate quoted by Telerate, as of 11:00 a.m. British Standard Time, or as otherwise mutually agreed.

     "LICENSE AGREEMENTS":  as set forth in Section 5.11(xv).

     "LOSS OR LOSSES": each and all of the following items: claims, losses, liabilities, obligations, payments, damages (actual, consequential (to the extent of any dimunition in the value of the Business) or punitive), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses, Tax (without duplication of amounts otherwise indemnified for or paid by Existing Sub hereunder), fee or expense of any nature (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts).

    "1998 MONTHLY PERIODS":  as set forth in Section 5.6(b).

    "MULTI-EMPLOYER PLAN":  as set forth in Section 5.20.

     "NET WORKING CAPITAL": means, with respect to the Business, an amount equal to the Working Capital Assets minus the Working Capital Liabilities.

     "NEW EQUIPMENT": means the auto loaders and the cutters contemplated by the Budget to be purchased at a cost of $262,000.

     "NONCOMPETITIVE PERIOD": as set forth in Section 8.5.

     "PARENT":  as set forth in the Recitals.

     "PARENT INDEMNITEES":  as set forth in Section 12.3.

     "PARENT PROXY STATEMENT":  as set forth in Section 5.5(a).

     "PARENT SHAREHOLDERS' MEETING":  as set forth in Section 7.7.

     "PBGC":  as set forth in Section 5.20(a).

     "PENSION PLAN":  as set forth in Section 5.20(a).

     "PERMITS":  as set forth in Section 2.2(g).

     "PERMITTED ENCUMBRANCES":  as set forth in Section 5.9(b).

     "PERSON": an individual, Partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization (whether or not regarded as a legal entity under applicable law), trust estate, agency or any other entity.

     "PERSONALTY LEASES":  as set forth in Section 2.2(c).

     "PLANT-LEVEL EBITDA":  as set forth in Section 3.5(a).

     "PRO-FORMA FINANCIAL STATEMENTS":  as set forth in Section 5.6(b).

     "PURCHASE PRICE":  as set forth in Section 2.1(b).

     "REAL PROPERTY LEASES":  as set forth in Section 5.9(b).

     "RELATED TO THE BUSINESS": (i) entirely or primarily related to, or (ii) used or held for use in connection with, the Business.

     "REPURCHASE":  as set forth in the Recitals.

     "REPURCHASED SHARES":  as set forth in Section 2.1(a).

     "REPURCHASE PRICE":  as set forth in Section 2.1(a).

     "RETAINED LIABILITIES":  as set forth in Section 2.4(b).

     "SEC":  as set forth in Section 5.5(a).

     "SEC REPORTS":  as set forth in Section 5.5(b).

     "SHAREHOLDER AGREEMENT": as set forth in Section 9.11.

     "SPECIFIED NET ASSETS":  as set forth in Section 3.2.

     "SUBSIDIARY": with respect to any Person, any corporation, partnership, joint venture, or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     "SUPERIOR OFFER":   an unsolicited, bona fide written offer made by a third
party to purchase more than 50% of the outstanding shares of the common stock of Parent or Existing Sub or more than 50% of the Contributed Assets on terms that Parent's Board of Directors determines, in its reasonable judgment, based upon the written advice of its financial advisor, to be more favorable from a financial point of view to Parent's shareholders than the terms of the transactions contemplated by this Agreement.

     "TARGET SPECIFIED NET ASSETS":  as set forth in Section 3.2.

     "TAX" all net income, capital gains, gross income, gross receipts, sales, use, transfer, ad valorem, franchise, net worth, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees or assessments, or other governmental charges of any kind whatsoever, together with any interest, fines, and any penalties, additions to tax or additional amounts incurred or accrued under applicable law or assessed, charged or imposed by any Authority, provided that any interest, penalties, additions to tax or additional amounts that relate to Taxes for any taxable period (including any portion of any taxable period ending on or before the Closing Date) shall be deemed to be Taxes for such period, regardless of when such items are incurred, accrued, assessed or imposed.

     "TAX AFFILIATE": any entity that is a member of a group of entities that includes the Existing Sub and that files Tax Returns on a consolidated, combined, unitary or similar basis, if the Existing Sub may be held liable for the Taxes of such entity or such group under applicable law.

     "TAX RETURN": any report, return, statement, estimate, declaration, claim for refund, notice, form or other information to be supplied to an Authority in connection with Taxes, including any schedule or attachment thereto and any amendment thereof.

     "TOTAL CONSIDERATION":  as set forth in Section 8.4(b).

     "TRANSFER TAXES": as set forth in Section 5.19(g).

     "WELFARE PLAN":  as set forth in Section 5.20(a).

     "WORKING CAPITAL ASSETS": prepaid expenses, accounts receivable and Inventory Related to the Business, as set forth in Section 2.2(i).

     "WORKING CAPITAL LIABILITIES": accounts payables and accrued expenses (including accrued wages, benefits and vacations, and accrued trade payables) Related to the Business arising in the ordinary course of business in accordance with past practice

     1.2 EXHIBITS, ETC. References made to an "Exhibit" or a "Schedule," unless otherwise specified, refer to one of the Exhibits or Schedules attached to this Agreement, and references made to an "Article" or a "Section," unless otherwise specified, refer to one of the Articles or Sections of this Agreement.

     1.3 PLURALS, ETC. As used herein, the plural form of any noun shall include the singular and the singular shall include the plural, unless the context requires otherwise. Each of the masculine, neuter and feminine forms of any pronoun shall include all such forms unless the context requires otherwise.

                                   ARTICLE 2

             PURCHASE AND SALE OF STOCK AND CONTRIBUTION OF ASSETS

     2.1  REPURCHASE, PURCHASE AND SALE.

          (a) Immediately following the contribution of assets set forth in
Section 2.2 below, Parent shall (1) in cooperation with Buyers, cause Existing Sub to borrow an amount of money to be determined prior to Closing, under terms reasonably satisfactory to Buyers, which amount shall be adequate to pay the Repurchase Price and Buyers' Expenses (together, the "DEBT FINANCING") and (2) cause Existing Sub to use the proceeds of the Debt Financing (net of any of Buyers' Expenses, including any Expenses related to the Financing) to repurchase from Parent 450,000 shares of Common Stock of Existing Sub, par value $1.00 per share (the "REPURCHASED SHARES") at an aggregate price (the "REPURCHASE PRICE") equal to one-third (1/3) of the difference of (i) $24 million, and (ii) ten percent (10%) of the result of (A) subtracting the amount of the Debt Financing and the purchase price of the Field Warrant from, and (B) adding the amount of Buyers' Expenses, including any Expenses related to the Financing to, $24 million. In other words, the Repurchase Price shall be equal to:

     1/3 x [$24 million - (10%)($24 million - Debt Financing - Field Warrant + Buyers' Expenses)].

          (b) Upon the terms and subject to the conditions set forth herein, at the Closing and immediately after consummation of the Repurchase, Parent shall transfer, assign and deliver to Buyers, and Buyers shall purchase from Parent, in the amounts set forth opposite each Buyer's name on Exhibit A, an aggregate of 900,000 shares of Common Stock of Existing Sub, par value $1.00 per share (the "SHARES"), representing 90% of all issued and outstanding shares of the Common Stock of Existing Sub, on a fully diluted basis, for an aggregate price equal to two-thirds (2/3) of the difference of (i) $24 million, and (ii) ten percent (10%) of the result of (A) subtracting the amount of the Debt Financing and the purchase price of the Field Warrant from, and (B) adding the amount of Buyers' Expenses, including any Expenses related to the Financing to, $24 million (the "PURCHASE PRICE"). In other words, the Purchase Price shall be equal to:

     2/3 x [$24 million - (10%)($24 million - Debt Financing - Field Warrant + Buyers' Expenses)].

Each Buyers shall pay the percentage of the Purchase Price set forth opposite such Buyer's name on Exhibit A.

     2.2 CONTRIBUTION OF ASSETS TO EXISTING SUB. Upon the terms and immediately following the satisfaction or waiver of the conditions set forth in this Agreement (except for the conditions set forth in Sections 9.3 and 9.4) and immediately prior to the Repurchase, Parent shall transfer, assign, deliver and convey to Existing Sub, and Existing Sub shall acquire, accept and receive from Parent, all direct or indirect right, title and interest of Parent in and to all of the assets, properties, privileges and rights Related to the Business, including, without limitation, all assets, properties, privileges and rights described in clauses (a) through (j) below, whether now owned or hereafter acquired prior to the Closing (the "CONTRIBUTED ASSETS"), but excluding the Excluded Assets (as defined in Section 2.3 below). In exchange for the contribution of the Contributed Assets, Existing Sub shall issue 1,449,900 shares of its Common Stock to Parent and such shares shall be delivered to Parent on the date of the Contribution and, to the extent required, Existing Sub shall amend its Certificate of Incorporation to allow for such issuance.
Without limiting the generality of the foregoing, the Contributed Assets shall include all of Parent's rights, title and interest to and in:

          (a) MACHINERY, EQUIPMENT, ETC. Any and all machinery, equipment, furniture, tools, spare parts, maintenance equipment and supplies, other supplies, materials, computer hardware and peripherals, construction-in-process, communications equipment, transportation assets and other personal property (other than personal property leased pursuant to the Personalty Leases) (collectively, "EQUIPMENT") that are Related to the Business, and any fixtures, leasehold or other improvements, including security deposits on any of the foregoing. The Equipment shall include all personal property on the Leased Real Property, including, without limitation, property listed in Schedule 2.2(a).

          (b) REAL PROPERTY LEASES. Any and all Real Property Leases Related to the Business, including, without limitation, the leases listed in Schedule 5.9(b).

          (c) PERSONALTY LEASES. Any and all leases or other rights to use or possess personalty Related to the Business, including the leases and rights that are listed in Schedule 2.2(c), including, without limitation, leases of machinery, equipment, furniture, tools, spare parts, supplies, materials, software media, computer hardware, communications equipment and other personal property (collectively, the "PERSONALTY LEASES").

          (d) INTELLECTUAL PROPERTY RIGHTS. Any and all Intellectual Property Rights, including, without limitation, the rights listed in Schedule 2.2(d).

          (e) ASSIGNED CONTRACTS. All (i) the Commitments that are listed in
Schedule 5.11 and the contracts, agreements, plans, policies and arrangements which would have been required to be listed in Schedule 5.11 except that they provide for payments in an amount less than, the applicable amount set forth in Section 5.11 or they are otherwise excludable from Schedule 5.11 in accordance with Section 5.11, and (ii) rights under express or implied warranties or other claims against third parties Related to the Business, and, in each case, any claim or right or any benefit thereunder or resulting therefrom (the agreements described in (i) and (ii) above are referred to herein as the "ASSIGNED CONTRACTS").

          (f) BOOKS AND RECORDS. Originals or certified copies of all books and records (excluding any Tax books and records) that are entirely or in substantial part Related to the Business or related to Existing Sub, wherever located, including, without limitation, stockholder, board and committee minutes, technical and procedural manuals, customer and supplier lists, financial records, maintenance records, personnel records, consulting and marketing studies, market information, marketing and sales plans, accounting records, inventory records, sales and sales promotional data, advertising materials, cost and pricing information, product development information, title reports and policies, environmental and engineering studies, technical data, specifications, work standards and manufacturing, assembling and process information, designs, processes, operating manuals, operating data and plans, engineering drawings, working drawings, schematics, blueprints, flowsheets and models, waste disposal, records, correspondence and files (collectively, the "BOOKS AND RECORDS").

          (g) PERMITS. All rights and incidents of interest in and to all licenses, franchises, grants, easements, exceptions, certificates, consents, permits, approvals, orders and other authorizations of any Authority (collectively, the "PERMITS") that are Related to the Business, including, without limitation, those are listed in Schedule 5.15.

          (h) RIGHTS, CLAIMS, CREDITS, ETC. All known and unknown, liquidated or unliquidated, contingent or fixed, rights, claims, credits, rights of setoff against third parties, choses in action, causes of action or rights to commence any causes of action which Existing Sub has at the Closing or may acquire after the Closing relating to or arising out of the Contributed Assets or Related to the Business.

          (i) WORKING CAPITAL ASSETS. All Working Capital Assets, including (i) any prepaid items that are Related to the Business; (ii) all accounts, notes and other receivables Related to the Business; and (iii) all Inventory (as defined in Section 5.24) Related to the Business.

          (j) GOODWILL.  All goodwill associated with the Business.

     2.3 EXCLUDED ASSETS. Notwithstanding the foregoing, the Contributed Assets shall not include (i) any deferred income taxes, intercompany receivables between the Business and Parent or cash or cash equivalents, (ii) any consideration received by, and the rights of, Parent under orpursuant to this Agreement and the Ancillary Documents or (iii) such assets located in Parent's Tulsa corporate offices specifically listed in Schedule 2.3 (the "EXCLUDED ASSETS").

     2.4  ASSUMPTION OF LIABILITIES.

          (a) Subject to the provisions of Section 2.5 hereof, as of the Closing, Existing Sub shall assume and thereafter pay, perform or discharge the following obligations and liabilities of Parent, as they relate to the Business, but only those and no others (the "ASSUMED LIABILITIES"):

               (i)   the Working Capital Liabilities;

               (ii) Parent's obligations arising or to be performed after the Closing under (x) the Assigned Contracts (other than monetary obligations relating to time periods prior to the Closing, except to the extent they are Working Capital Liabilities, and other than indemnification obligations of Parent arising prior to the Closing) to the extent (and from and after the date as of which) they are assigned to Existing Sub; and (y) the then outstanding purchase order contracts and sale order contracts entered into in the ordinary course of business to the extent (and from and after the date as of which) they are assigned to Existing Sub and not listed in Schedule 5.11;

               (iii) Parent's obligations arising or to be performed after the Closing under the Personalty Leases listed in Schedule 2.2(c) (other than monetary obligations relating to time periods prior to the Closing except to the extent they are Working Capital Liabilities, and other than indemnification obligations of Parent arising prior to the Closing);

               (iv) Parent's obligations arising or to be performed after the Closing under the Real Property Leases listed in Schedule 5.9(b) (other than monetary obligations relating to time periods prior to the Closing, except to the extent they are Working Capital Liabilities, and other than indemnification obligations of Parent arising prior to the Closing);

               (v) Parent's obligations arising or to be performed after the Closing under the Permits listed in Schedule 5.15 to the extent such Permits are assigned to Existing Sub; and

               (vi) Parent's obligations arising or to be performed after the Closing under the Intellectual Property Rights listed in Schedule 2.2(d), to the extent (and from and after the date as of which) such rights are assigned to Existing Sub.

          (b) Except as expressly provided in Section 2.4(a), as of the Closing Date, Existing Sub does not assume, agree to pay, perform, discharge or indemnify Parent or any of Parent's Affiliates against, or otherwise have any responsibility for, any or all liabilities or obligations of Parent or the Business of any kind, character or nature whatsoever, whether known or unknown, accrued, absolute, contingent, determined, determinable or otherwise, and whether arising or to be performed prior to, on or after the Closing, whether or not scheduled pursuant to this Agreement including, without limitation, any indebtedness for borrowed money, capital lease obligations, intercompany payables between the Business and Parent, any workers compensation claims, product liability claims, Tax liabilities (including current or deferred income tax liabilities), environmental liabilities, liabilities arising out of any royalty or employment termination agreement (including, without limitation (x) the Royalty Termination Agreement, dated November 8, 1996, by and among Parent, Nonni's Inc., Steve Sirianni ("SIRIANNI"), Tim Soldati ("SOLDATI") and Rich Martin ("MARTIN"), (y) the Employment Termination Agreements, dated April 1, 1998, by and between Parent and each of Sirianni and Soldati, and (z) the Employment Termination Agreement, dated March 29, 1998 by and between Parent and Martin), liabilities arising out of any employee benefit plan or agreement, except to the extent otherwise expressly assumed under this Agreement, any other claim against the Business arising from facts or events occurring prior to Closing (such liabilities and obligations being collectively referred to herein as the "RETAINED LIABILITIES"). Retained Liabilities shall also mean and include all obligations of Parent or Existing Sub to pay, and all claims related to, severance or similar payments (notwithstanding anything contained in this Agreement to the contrary), and all claims, actions, litigations and proceedings relating to any of the Retained Liabilities and all costs and expenses in connection therewith.

          (c) The assumption by Existing Sub of the Assumed Liabilities as of the Closing shall not enlarge any rights of any Person under any contracts or arrangements with Parent.

          (d) Nothing contained herein shall prevent Existing Sub from contesting any of the Assumed Liabilities with any third party obligee or beneficiary.

     2.5 ASSIGNMENT OF CONTRACTS, RIGHTS AND OBLIGATIONS AND ASSUMPTION OF RELATED LIABILITIES. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any of the Personalty Leases, Assigned Contracts or Permits as and to the extent that an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach or default thereof, would cause or permit the acceleration or termination thereof or would in any way adversely affect the rights of Parent or Existing Sub thereunder, but rather shall constitute an equitable assignment by Parent to Existing Sub of such of Parent's right, title and interest in and to the Personalty Lease, Assigned Contract or Permit as may be legally assigned. If such third party consent has not been obtained prior to the Closing, Parent shall, until such consent is obtained, at its expense, agree with Buyers to any reasonable arrangement designed to provide Existing Sub the benefits under any such Personalty Lease, Assigned Contract or Permit, including, without limitation (a) compliance by Parent on Existing Sub's behalf with any such Personalty Lease, Assigned Contract or Permit and (b) enforcement for the benefit of Existing Sub of any and all retained rights of Existing Sub against a third party thereto arising out of the breach or cancellation by such third party or otherwise. Upon receipt of any such third party consent, the assignment to Existing Sub of such Personalty Lease, Assigned Contract or Permit as provided in Section 2.2 hereof, and the assumption by xisting Sub of certain related liabilities as provided in Section 2.4 hereof shall, without any further action on the part of Parent or Existing Sub, become effective.

                                   ARTICLE 3

                                 CONSIDERATION

     3.1 CONSIDERATION AND PURCHASE PRICE. The aggregate purchase price for the Shares to be purchased by Buyers from Parent pursuant to the terms hereof shall be the Purchase Price, as defined in Section 2.1(b). The Purchase Price shall be paid to Parent at the Closing by wire transfer or delivery of other immediately available funds to an account or accounts designated by Parent not less than three (3) business days prior to the Closing Date.

     3.2 REPURCHASE PRICE ADJUSTMENT. In accordance with Section 3.4, the Repurchase Price shall be adjusted based on the calculation of Specified Net Assets (as defined below) (x) upward by ninety percent (90%) of the amount in dollars by which the sum of (1) the book value of Net Working Capital at Closing, and (2) the book value of the New Equipment at Closing (the "SPECIFIED NET ASSETS") is more than the sum of (a) $2,196,475, plus (b) the greater of the final amount actually expended on the New Equipment and $262,000 (the "TARGET SPECIFIED NET ASSETS") and (y) downward by ninety percent (90%) of the amount in dollars by which the Target Specified Net Assets is more than the Specified Net Assets. The Specified Net Assets at Closing shall be preliminarily estimated in good faith by Parent, which determination shall be reasonably satisfactory to Buyers, not less than five (5) days prior to the Closing Date. Existing Sub shall pay to Parent the Repurchase Price, as adjusted pursuant to this Section 3.2, immediately after consummation of the Contribution and immediately prior to the Closing, upon delivery of the Repurchased Shares by Parent to Existing Sub.

     3.3  PREPARATION OF CLOSING BALANCE SHEET.

          (a) Within 30 days after the Closing Date, Existing Sub shall deliver to Parent a calculation of Specified Net Assets as of the close of business on the Closing Date prepared by Existing Sub in accordance with GAAP, on a basis consistent with the accounting principles utilized in the preparation of year-end financial statements. Existing Sub shall provide Parent with reasonable access to its workpapers in connection with such calculation and shall make itself available at reasonable times upon request of Parent to discuss with Parent such calculation.

          (b) If Parent objects to Existing Sub's calculation of Specified Net Assets, Parent shall deliver to Existing Sub and Buyers, within 30 days after receipt of Existing Sub's calculation (the "OBJECTION PERIOD"), a written statement describing its objections thereto. In the event that Parent fails to deliver such written statement prior to the expiration of the Objection Period, Existing Sub's calculation shall be final, conclusive and binding upon the parties hereto. In the event that Parent delivers such written statement prior to the expiration of the Objection Period, Parent and Existing Sub will use all reasonable efforts to resolve any dispute. If Parent's calculation of Specified Net Assets differs by no more than $5,000 from Existing Sub's calculation, then no adjustment shall be made and Parent's calculation shall be the final resolution of the Specified Net Assets. If a final resolution is not obtained within 30 days after Parent has delivered such written notice, either Existing Sub or Parent may submit any remaining disputes for resolution to an accounting firm mutually agreeable to Existing Sub and Parent (such accounting firm shall be referred to herein as the "ARBITRATING ACCOUNTANTS") which firm shall resolve such dispute within 30 days following its selection based solely upon presentations by the parties, which presentations shall include each party's estimate of the Specified Net Assets and shall not include any independent review. In resolving any dispute, the Arbitrating Accountants shall examine only those issues in dispute and shall not assign a value greater than the highest value claimed by a party or lower than the lowest value claimed by a party. The Arbitrating Accountants' determination shall be final, conclusive and binding upon the parties hereto. The calculation of Specified Net Assets as finally revised based on the mutual agreement of Existing Sub and Parent or by the Arbitrating Accountants shall be final, conclusive and binding upon the parties hereto.

          (c) Existing Sub and Parent shall cooperate with the Arbitrating Accountants in all respects, including providing the Arbitrating Accountants with all work papers and back-up materials used in preparation and review of their calculations of Specified Net Assets.

          (d) The fees, expenses and costs of the Arbitrating Accountants shall be borne by the party (Existing Sub or Parent) whose estimation of the Specified Net Assets, taking into account any changes made prior to submission to the Arbitrating Accountants, is farthest from the sum of the Specified Net Assets as finally determined by the Arbitrating Accountants.

     3.4 POST-CLOSING REPURCHASE PRICE ADJUSTMENT. In the event that the Specified Net Assets as finally determined ("FINAL SPECIFIED NET ASSETS") is less than the Specified Net Assets originally calculated by Parent ("PRELIMINARY SPECIFIED NET ASSETS"), then the Repurchase Price will be adjusted downward by an amount equal to ninety percent (90%) of the amount of such difference, to reflect the decrease in Final Specified Net Assets from Preliminary Specified Net Assets, and Parent shall pay Existing Sub such amount as set forth in the last sentence of this Section 3.4. Conversely, in the event that the Final Specified Net Assets is more than the Preliminary Specified Net Assets, then the Repurchase Price will be adjusted upward, by an amount equal to ninety percent (90%) of such difference, to reflect the increase, if any, in Final Specified Net Assets from Preliminary Specified Net Assets, and Existing Sub shall pay to Parent such amount as set forth in the last sentence of this Section 3.4. The post-closing adjustment to the Repurchase Price, if any, plus interest payment thereon, calculated at a rate of one-month LIBOR (in effect as of the Closing
Date) plus three percent (3%), shall be paid by Parent to Existing Sub or by Existing Sub to Parent, as the case may be, in immediately available funds within ten (10) days of the earlier of (a) delivery of the final, conclusive and binding calculation of Specified Net Assets by the Arbitrating Accountants, (b) the mutual resolution of any dispute between Existing Sub and Parent, or (c) the expiration of the Objection Period in the event no objection has been made.

     3.5  EARN-OUT PAYMENTS.

          (a) For purposes of this Agreement, the following terms shall have the meaning set forth below:

          "ADDITIONAL EARN-OUT PERIOD": the twelve month period ending on the Additional Earn-Out Date.

          "ADDITIONAL EARN-OUT DATE": September 30, 1999.

          "INITIAL EARN-OUT PERIOD": the twelve month period ending on the Initial Earn-Out Date.

          "INITIAL EARN-OUT DATE": March 31, 1999.

          "EBITDA": Plant-Level EBITDA plus "indirect sales and marketing expense" and "indirect general and administrative expense."

          "PLANT-LEVEL EBITDA": As calculated by Existing Sub, earnings from the operation of the Business, before interest, income taxes, depreciation, amortization, "indirect sales and marketing expense," "indirect general and administrative expense," payments made by Parent to Existing Sub pursuant to the Interim Services Agreement and any nonrecurring gains, losses, or expenses.

          The calculations of Plant-Level EBITDA and EBITDA shall be consistent with Parent's accounting for "indirect sales and marketing expense" and "indirect general and administrative expense," and consistent with GAAP, except as otherwise provided herein. To the extent that the Business uses outside co-packers during the Initial Earn-Out Period or Additional Earn-Out Period, such resulting expenditures shall be included in the calculation of Plant-Level EBITDA and EBITDA. To the extent any acquisitions are made during the Initial Earn-Out Period or Additional Earn-Out Period, Existing Sub shall make a good faith computation of Plant-Level EBITDA and EBITDA on a segregated basis. In addition to the foregoing, the calculation of Plant-Level EBITDA and EBITDA shall be subject to the following:

               (i) The "earnings from the operation of the Business" shall include without limitation:

                   (1) all revenues and expenses from the sale of biscotti, products similar to biscotti, products related to biscotti, and other specialty cookie products;

                   (2) all revenues from the existing brands of the Business and all successor and related brands;

                   (3) all revenues of the Existing Sub until such time as Existing Sub acquires another business entity; and

                   (4) all revenues from all products produced by Existing Sub, including all revenues from new products developed by Existing Sub following the Closing, but excluding revenues from products relating to product lines acquired from third parties.

               (ii) The only acquisitions by Existing Sub which will require computation on a segregated basis are those involving the acquisition of another business entity. Acquisitions of additional plant and equipment by Existing Sub shall not require computation on a segregated basis.

               (iii) For purposes of this Section 3.5, the Business shall include the operation by Existing Sub of the Business following the Closing, and shall include any business or businesses conducted by Existing Sub, or any subsidiary or other affiliates of Existing Sub, which represent a succession to and a continuation of the Business, as the same may be expanded from time to time.

           (b) Subject to paragraph (c) of this Section, Existing Sub shall pay to Parent an amount in cash ("INITIAL EARN-OUT PAYMENT") equal to $3.0 million if EBITDA for the Initial Earn-Out Period exceeds $3.6 million. Subject to paragraph (c) of this Section, Existing Sub shall pay to Parent an amount in cash ("ADDITIONAL EARN-OUT PAYMENT") equal to the product of (i) a fraction, the numerator of which is equal to (A) Plant-Level EBITDA for the Additional Earn-Out Period, minus (B) $8,600,000 (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $1,000,000, shall equal $1,000,000), and the denominator of which is equal to $1,000,000 and (ii) $5,000,000.

           (c) Subject to paragraph (d) below, any Initial Earn-Out Payment or Additional Earn-Out Payment pursuant to this Section shall be delivered from Existing Sub to Parent as soon as reasonably practicable following the availability of unaudited financial statements relating to the relevant Initial Earn-Out Period or Additional Earn-Out Period, but in no event later than 60 days after the relevant Initial Earn-Out Date or Additional Earn-Out Date (or, to the extent that the Initial Earn-Out or Additional Earn-Out has not been finally determined as set forth in Section 3.5(g), within 5 days after such determination).

           (d) Notwithstanding the foregoing, if an Initial Earn-Out Payment or Additional Earn-Out Payment is payable under this Section and there exists any outstanding claim for indemnification asserted by any Buyer Indemnitee pursuant to Article XII hereof, the portion of the Initial Earn-Out Payment or Additional Earn-Out Payment equal to the amount of such outstanding claim for indemnification asserted by any Buyer Indemnitee (the "HOLDBACK AMOUNT"), to be paid by Buyers to Parent shall be delayed until the final resolution of such claim. The excess, if any, of the Initial Earn-Out Payment or Additional Earn-Out Payment payable to Parent over the Holdback Amount shall be paid in accordance with paragraph (c) above. If any Buyer Indemnitee is subsequently entitled to be indemnified pursuant to Article XII hereof, then a portion of the Holdback Amount equal to the amounts owed to Buyer Indemnitee shall be paid to Buyer Indemnitee.

           (e) During the Initial Earn-Out Period and the Additional Earn-Out Period and until all Initial Earn-Out Payments and Additional Earn-Out Payments have been duly paid, (i) Parent shall have reasonable access to the financial books and records of Existing Sub, and (ii) Existing Sub shall provide to Parent monthly statements of the results of operations of Existing Sub and monthly calculations of Plant-Level EBITDA and EBITDA, which information shall be provided in the ordinary course no later than the 30th day of the following month.

           (f) Buyers shall not, and shall cause Existing Sub to not, take any action reasonably calculated to diminish the levels of Plant-Level EBITDA and EBITDA, provided that in no event shall this provision restrict Buyers' ability to conduct the Business after the Closing in the ordinary course.

           (g) Within 45 days after each of the Initial Earn-Out Date and the Additional Earn-Out Date, Existing Sub shall deliver to Parent a calculation of the Initial Earn-Out Payment and Additional Earn-Out Payment, respectively. Existing Sub shall provide Parent with reasonable access to its workpapers in connection with such calculation and shall make itself available at reasonable times upon request of Parent to discuss with Parent such calculation. If Parent objects to Existing

Sub's calculation of the Initial Earn-Out Payment or Additional Earn-Out Payment, Parent shall deliver to Existing Sub and Buyers, within 10 days after receipt of Existing Sub's calculation, a written statement describing its objections thereto. In the event that Parent fails to deliver such written statement within the period set forth above, Existing Sub's calculation shall be final, conclusive and binding upon the parties. In the event that Parent delivers such written statement within the period set forth above, Parent and Existing Sub will use reasonable efforts to resolve any dispute. If a final resolution is not obtained within 30 days after Parent has delivered such written notice, either Existing Sub or Parent may submit any remaining disputes for resolution to the Arbitrating Accountants, which firm shall resolve such dispute within 30 days based solely upon presentations by the parties, which presentations shall include each party's calculation of the Initial Earn-Out Payment or Additional Earn-Out Payment and shall not include any independent review. In resolving any dispute, the Arbitrating Accountants shall examine only those issues in dispute and shall not assign a value greater than the highest value claimed by a party or lower than the lowest value claimed by a party. The calculation of the Initial Earn-Out Payment or Additional Earn-Out Payment as finally revised based on the mutual agreement of Existing Sub and Parent or by the Arbitrating Accountants shall be final, conclusive and binding upon the parties hereto. Existing Sub and Parent shall cooperate with the Arbitrating Accountants in all reasonable respects, including providing the Arbitrating Accountants with all work papers and backup materials used in preparation and review of their calculations of the Initial Earn-Out Payment or Additional Earn-Out Payment. The fees, expenses and costs of the Arbitrating Accountants shall be borne by the party (Existing Sub or Parent) whose estimation of the Initial Earn-Out or Additional Earn-Out, taking into account any changes made prior to submission to the Arbitrating Accountants, is farthest from the sum of the Initial Earn-Out or Additional Earn-Out as finally determined by the Arbitrating Accountants.

                                   ARTICLE 4

                                    CLOSING

     4.1 TIME AND PLACE. The closing of the transactions contemplated hereunder (the "CLOSING") shall take place at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, at 10 A.M., California time, within five (5) Business Days after satisfaction or waiver of all of the conditions to each party's obligations under Articles IX and X, or at such other place, time and date as the parties hereto may agree or such date as Buyers shall determine to be reasonable in order for Buyers to obtain the financing for completion of the transactions contemplated herein (the "CLOSING DATE").

     4.2  DELIVERIES.  At the Closing:

          (a) Parent will deliver to each Buyers a stock certificate, representing all of the Shares set forth opposite such Buyer's name on Exhibit A, endorsed in blank or accompanied by duty executed assignment documents;

          (b) Parent shall deliver to Existing Sub all Books and Records, and Consents required by Section 9.7 and shall deliver to Buyers the certificates and documents required in Article IX and such other documents, instruments and writings as may be reasonably requested by Buyers prior to the Closing; and

          (c) Parent shall deliver, or cause to be delivered, to Buyers such deeds, bills of sale, endorsements, assignments, licenses and other instruments, certificate and documents executed and reasonably satisfactory in form and substance to Buyers and its counsel as shall be reasonably necessary to vest in Existing Sub as of the Closing Date good and valid title to the Contributed Assets free and clear of any Encumbrances (including, without limitation, an Assignment and Assumption Agreement in a form to be agreed between the parties.

          (d) Parent and Buyers shall cause Existing Sub to pay, and Existing Sub shall pay, the Repurchase Price in accordance with Section 2.1(a).

          (e) Buyers shall pay the Purchase Price in accordance with Section 3.1 and deliver to Parent (i) the certificates and documents required in Article X, and (ii) such other documents, instruments and writings as may be reasonably requested by Parent prior to the Closing.

          (f) Parent will deliver to Existing Sub stock certificates representing all of the Repurchased Shares, endorsed in blank or accompanied by duly executed assignment documents.

     4.3 NOTICES OF TRANSFER. As requested by Existing Sub from time to time after the Closing, Parent shall prepare and mail notices to the other party under each of the Personalty Leases, Real Property Leases and the Assigned Contracts transferred, assigned, delivered and conveyed to Existing Sub pursuant to this Agreement advising such other party that such Personalty Leases, and Assigned Contracts have been contributed to Existing Sub and directing such other party to send to Existing Sub all future payments, notices and correspondences relating to the foregoing. As requested by Existing Sub from time to time after the Closing, Parent shall prepare and mail notices to relevant Authorities relating to the contribution to Existing Sub of all rights and incidents of interest in and to all Permits that are Related to the Business, advising such Authorities that such rights and interests in and to the Permits have been contributed to Existing Sub and directing such Authorities to send to Existing Sub all future payments, notices and correspondences relating to the Permits.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent represents and warrants to Buyers as follows (such representations and warranties, unless otherwise specified, are deemed to be made as of the date hereof and as of the Closing Date):

     5.1 ORGANIZATION AND STANDING OF PARENT AND EXISTING SUB. Each of Parent and Existing Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Except as set forth on Schedule 5.1, Parent and Existing Sub are each duly qualified to do business as a foreign corporation and are each in good standing under the laws of each state or other jurisdiction in which either the ownership or use of their respective properties owned or used by it, or the nature of their respective activities conducted by it or proposed to be conducted by it, requires such qualification. Existing Sub has no subsidiaries, and Existing Sub has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest of any nature in, any entity.

     5.2  AUTHORIZATION OF AGREEMENT AND ANCILLARY DOCUMENTS.

          (a) Each of Parent and Existing Sub has all requisite corporate power and authority to execute, deliver and perform this Agreement and each Ancillary Document to which it is a party and to consummate the transactions contemplated hereby and thereby.

          (b) Except for the lack of approval, as of the date of this Agreement, by Parent's shareholders, each of Parent and Existing Sub has taken all action required by Law and necessary corporate action (including, without limitation, obtaining the approval of its Board of Directors and any consent of its stockholders required by Law or by its certificate of incorporation or by-laws) to authorize the execution, delivery and performance of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Documents to which Parent or Existing Sub is a party have been duly and validly authorized, executed and delivered by Parent or Existing Sub, as applicable, and this Agreement and the Ancillary Documents constitute the legal, valid and binding obligations of Parent or Existing Sub, as applicable.

          (c) Except as set forth on Schedule 5.2(c) and subject to the satisfaction of the conditions to this Agreement the execution and delivery of this Agreement by each of Parent and Existing Sub and the Ancillary Documents to which either of them is a party and the consummation of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both) (i) conflict with any provision of the certificate of incorporation or by-laws of Parent or Existing Sub, (ii) have any effect on any of the Permits or the ability of Existing Sub to use such Permits, (iii) conflict with, or result in any violation of, or default or loss of a benefit under, or cause or permit the termination of, or cause or permit the acceleration under, the terms of any Personalty Lease, Assigned Contract or domestic (federal, state or local) or foreign law, judgment, order, decree, statute, code, law, ordinance, rule or regulation (collectively, "LAWS") applicable to any of the Contributed Assets or Existing Sub or any of Existing Sub's respective assets and properties, (iv) result in the creation or imposition of any Encumbrance upon any of the

Contributed Assets or any portion thereof or (v) result in the creation of any Lien upon the Shares. Except as set forth in Schedule 5.2(c), no consent, approval, order or authorization of, or registration, declaration or filing with, any Authority and no consent, approval or authorization of any Person is required to be made or obtained by Parent or Existing Sub in connection with the execution and delivery of this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, including, without limitation the Contribution and the sale of Shares to Buyers.

     5.3 SHARES OF EXISTING SUB. Parent holds of record and owns beneficially, as of the date hereof, 100 shares of Common Stock, and after the Contribution, it will own 1,450,000 shares of Common Stock of Existing Sub, free and clear of any Liens, options, warrants, purchase rights contracts, commitments, equities, claims and demands. Parent is not a party to, nor has it taken any steps to become a party to, any option, warrant, purchase right or other contract (other than this Agreement) or commitment that could require it to sell, transfer or otherwise dispose of any of the shares of capital stock of Existing Sub or any interest therein or right thereto. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

     5.4 CAPITALIZATION. As of the date hereof, the authorized capital stock of Existing Sub consists solely of 1,000 shares of Common Stock, par value $
1.00 per share (the "COMMON STOCK"), of which 100 shares are issued and outstanding and all of such outstanding shares are owned beneficially and of record by Parent. Immediately following the Contribution, the authorized capital stock of Existing Sub will consist solely of 1,450,000 shares of Common Stock, all of which will be issued and outstanding and all of such outstanding shares will be owned beneficially and of record by Parent. Immediately following the purchase of the Shares, the authorized capital stock of Existing Sub shall consist solely of 1,450,000 shares of Common Stock, 1,000,000 of which shall be issued and outstanding, 100,000 of which will be owned beneficially and of record by Parent and 900,000 of which will be owned beneficially and of record by Buyers. All of the issued and outstanding shares of Common Stock have been duly authorized, are validly issued, fully paid and nonassessable. The shares of Common Stock of Existing Sub to be issued in connection with the Contribution will, when issued, be duly authorized, validly issued, fully paid and nonassessable. At the Closing, Parent shall have and Buyers shall acquire, good and valid title to the Shares free and clear of any Encumbrances. Other than pursuant to transactions contemplated hereunder, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require Existing Sub to issue, sell or otherwise cause to become outstanding any of its capital stock or any securities exercisable for, exchangeable for or convertible into such capital stock. There are no outstanding or authorized share appreciation, phantom share, profit participation or similar rights with respect to the capital stock of Existing Sub.

     5.5  SEC REPORTS.

          (a) The proxy statement of Parent to be filed with the Securities and Exchange Commission (the "SEC") in connection with the transactions contemplated under this Agreement (the "PARENT PROXY STATEMENT") and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). At the time the Parent Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of Parent and at the time such stockholders vote on the approval and adoption of this Agreement, the Parent Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties will not apply to statements or omissions included in the Parent Proxy Statement or any amendment or supplement thereto based upon information furnished to the Parent by Buyers for use therein.

          (b) Parent has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act since December 31, 1997; and Parent has furnished the Purchaser copies of its Annual Report on Form 10-K for the fiscal years ended December 31, 1997, and all proxy statements and reports under the Exchange Act filed by Parent after such date, each as filed with the SEC (collectively, the "SEC REPORTS"). Each SEC Report was in compliance with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.6  FINANCIAL STATEMENTS.

          (a) The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with GAAP consistently applied (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations, changes in stockholders' equity and cash flows of Parent and its Subsidiaries as of the dates thereof and for the periods ended on such dates (except for lack of footnotes and in each case subject, as to interim statements, to changes resulting from year-end adjustments, which in the aggregate will not be material in amount or effect).

          (b) Attached hereto as Schedule 5.6(a) are the following financial statements of the Business (the "PRO-FORMA FINANCIAL STATEMENTS"): (i) the audited balance sheet of the Business as of December 31, 1997 and the unaudited balance sheets of the Business as of each month end from January 31, 1998 to May 31, 1998 (the "1998 MONTHLY PERIODS") and (ii) audited statements of income and cash flows for the fiscal year ended December 31, 1997 (the "1997 INCOME STATEMENT") and unaudited statements of income and cash flows for each of the 1998 Monthly Periods. From the date of this Agreement to the Closing Date, Parent shall provide to Buyers monthly unaudited balance sheets and statements of income and cash flows for each of Parent and the Business in the form of
Exhibit 5.6(b) attached hereto (the "INTERIM FINANCIAL STATEMENTS") as promptly as practicable (and in any event within 20 days) after the end of each month and, in the case of the Interim Financial Statements for the month ending prior to the Closing, prior to the Closing Date only if the Closing occurs on or following the 20th day of the month. The Pro-Forma Financial Statements (including the notes thereto) and the Interim Financial Statements present (or will present) fairly the financial condition of Parent and the Business as of such dates and the results of operations of Parent and the Business for such periods, are correct and complete, and are consistent with the books and records of Parent and the Business and have been prepared in accordance with GAAP, applied on a consistent basis (except for the absence of footnotes and in each case subject, as to interim statements, to changes resulting from year-end adjustments, which in the aggregate will not be material in amount or effect).

     5.7 INSURANCE. Schedule 5.7 sets forth a list, as of the date hereof, of all material casualty, general liability and other insurance maintained by Parent and, as of the Closing, Existing Sub, for the benefit of the Business (the "INSURANCE POLICIES") and a list and brief description of all claims made by Parent since January 1, 1994 against any of its insurance policies. Each of the insurance Policies is in full force and effect and no written notice has been received by Parent nor, as of the Closing, Existing Sub from any insurance carrier purporting to cancel coverage under any of the Insurance Policies which are currently in effect. Except as set forth in Schedule 5.7, to Parent's knowledge, there are no pending material claims against the Insurance Policies by Parent with respect to the Business as to which the insurers have denied liability. Parent has made timely premium payments with respect to all of the Insurance Policies.

     5.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in Schedule 5.8, since December 31, 1997, neither Parent nor Existing Sub has directly or indirectly:

          (a) made any change in its accounting methods or practices (including estimation methodologies) or any revaluation of any asset or property;

          (b) operated the Business in a manner other than in the ordinary course of business, consistent with past practice and business policies;

          (c) sustained any damage, destruction, or casualty loss whether or not covered by insurance, to any of the assets of the Business in excess of $20,000 individually, and no more than $50,000 in the aggregate;

          (d) incurred any material obligation or liability (fixed or contingent) in respect of or affecting the Business (in the case of Parent) or any of the Contributed Assets except (i) trade obligations incurred in the operation of the Business in the ordinary course, consistent with past practice,
(ii) obligations and liabilities under any Commitment set forth in Schedule 5.11 or under any contracts, agreements, plans, policies or arrangements which would have been required to have been listed in Schedule 5.11 except that they provide for payments in an amount less than the applicable amount set forth in Section
5.11 or they are otherwise excludable from Schedule 5.11 in accordance with
Section 5.11, and (iii) obligations and liabilities under this Agreement, and
(vi) obligations and liabilities which, in accordance with GAAP consistently applied, would not be required to be recorded on a consolidated balance sheet of Parent or a balance sheet of Existing Sub.;

          (e) made any amendment to its or Existing Sub's certificate of incorporation or by-laws;

          (f) sold, assigned, transferred or granted any license or sublicense of any rights, title or interest under or with respect to any Intellectual Property Rights, in the case of Parent, Related to the Business;

          (g) sold, leased, transferred, or assigned any assets, tangible or intangible, in the case of Parent, Related to the Business other than for fair consideration. in the ordinary course of business, but in no event any non-inventory assets, tangible or intangible, in the case of Parent, Related to the Business for any amount in excess of $10,000;

          (h) effected any increase, direct or indirect, in the compensation paid or payable to any salaried employee, agent or independent contractor (of the Business in the case of Parent), other than in the ordinary course of business and, in any event, not to exceed 5%; or engaged any new employee involving annual compensation in excess of $50,000 or made any general "across-the board" increase in wage rates for any category of hourly employees;

          (i) made any material increase in or commitment to materially increase any employee benefits or adopted or made any commitments to adopt any additional employee benefit plan;

          (j) made or entered into any contracts or commitments to make any capital expenditures in excess of $25,000 in the aggregate;

          (k) mortgaged, pledged or subjected to any Encumbrance any of the assets;

          (l) amended or terminated any of its Assigned Contracts, Real Property Leases, or Personalty Leases;

          (m) waived or released any other right of material value; or

          (n) agreed, whether in writing or otherwise, to take any action described in this Section 5.8.

     Except as set forth in Schedule 5.8, since December 31, 1997, (a) Parent has not significantly changed any of its business policies with respect to the Business and (b) without limiting any of the foregoing, there has not been any material adverse effect or change on the business, assets, liabilities, operations, results of operations or financial condition of the Business.

     5.9  TITLE TO PROPERTIES; ABSENCE OF LIENS AND ENCUMBRANCES.

          (a) Parent has, prior to the date of consummation of the Contribution, and as of the date of consummation of the Contribution, Existing Sub, shall have good and valid title to all of the Contributed Assets (tangible and intangible, other than real properties), free and clear of all imperfections of title and all Encumbrances, except (i) as set forth in Schedule 5.9(a) and (ii) for such imperfections of title and Encumbrances, if any, as do not individually interfere with or affect the present or contemplated use or value of the asset or property to which it attaches. The Contributed Assets constitute all of the assets, tangible and intangible, of any nature whatsoever, used in operating the Business in the manner presently operated by Parent or Existing Sub.

          (b) Neither Parent nor, as of the Closing, Existing Sub owns any real property. Schedule 5.9(b) lists all real property Related to the Business leased by Parent or, as of the Closing, Existing Sub (the "LEASED REAL PROPERTY" and the leases to such real property, the "REAL PROPERTY LEASES"). Parent has and, as of the Closing, Existing Sub, will have good, valid and binding leasehold title to its leased real properties Related to the Business, free and clear of all imperfections of leasehold title and all Encumbrances, other than as set forth in Schedule 5.9(b) and such imperfections of leasehold title and Encumbrances, if any, as do not individually materially interfere with or affect the current use or the value of the property to which it attaches or otherwise have a material adverse effect on the conduct of the Business (imperfections of title and Encumbrances specifically described in this sentence and in clauses
(i) and (ii) of subparagraph (a) above shall be included in the term "PERMITTED ENCUMBRANCE"). There are no existing defaults, and no events or circumstances have occurred which, with or without notice or lapse of time or both, would constitute defaults, under any of the Real Property Leases. None of the real property Related to the Business leased by Parent or, as of the Closing, Existing Sub, is subject to any leases or rights of occupancy by any third party. Except as set forth on Schedule 5.9(b), there are no options, rights of first refusal, rights of first offer or other similar rights in favor of any Person other than Parent, prior to the date of consummation of the Contribution, with respect to the real property used in connection with the Business.

     5.10 CONDITION OF BUILDINGS, STRUCTURES, EQUIPMENT, ETC. Except as set forth on Schedule 5.10, the Equipment, buildings, facilities, utilities, leasehold and other improvements, fixtures, structures, any related capitalized items and other tangible property included in the Contributed Assets, (i) are in good operating condition and repair (normal wear and tear excepted), free (in the case of buildings or structures located on the Real Properties) of any structural or engineering defects, (ii) are subject to continued repair and replacement in accordance with past practice and all applicable laws and regulations; and (iii) are suitable and sufficient for the conduct of the Business as conducted on the date hereof..

     5.11 AGREEMENTS, PLANS, ARRANGEMENTS, ETC. Except as set forth in Schedule 5.11, neither Parent nor Existing Sub (either currently or as of the Closing
Date) is a party to any contract, agreement, plan, policy or arrangement, in the case of Parent, Related to the Business that is of a type described below:

          (i) any lease agreement (whether as lessor or lessee) relating to personal property, including the Personalty Leases other than those lease agreements (1) listed in Schedule 2.2(c) or (2) which are cancelable on not more than thirty days' notice and do not in any case provide for a rental of more than $500 per month;

          (ii) any agreements with officers, directors, stockholders, consultants, or contractors, or any other agreement with employees, except for agreements with employees who are not officers or directors where the aggregate amount of such agreements is not in excess of $10,000;

          (iii) any sales order or other agreement for the sale of goods, materials, supplies, machinery, capital assets or services in excess of $50,000 in any one case, other than sales of inventory in the ordinary course of business not in excess of $10,000 in any one case;

          (iv) any purchase order or; other agreement for the purchase of goods, materials and supplies having a value in excess of $10,000, other than in the ordinary course of business, consistent with past practice;

          (v) any agreement not terminable at will by Parent or, as of the Closing, Existing Sub and granting to any Person a right at such Person's option to purchase or acquire any asset or property Related to the Business (or any interest therein) except for agreement relating to payments, in the aggregate, not in excess of $10,000;

          (vi) any agreement granting any Person an Encumbrance on any Contributed Asset or any asset of Existing Sub;

          (vii) any agreement for the construction or modification of any building or structure or for the incurrence of any other capital expenditure with an outstanding balance in excess of $10,000;

          (viii) any agreement which restricts any party thereto from (A) entering into or competing in any line of business, (B) acquiring any product or other asset or any services from any other Person, selling any product or other asset to or performing any services for any other Person or transacting business or dealing in any other manner with any other Person, or (C) developing or distributing any technology, or which contains restrictions on its ability to conduct business activities or contains restrictions on the soliciting or hiring of employees;

          (ix) any confidentiality agreement pertaining to the Business with any other Person, other than Buyers or their respective affiliates; and

          (x)    collective bargaining or other agreements with any labor union;

          (xi) any agreement pursuant to which a joint venture or partnership has been formed or will be formed or is governed;

          (xii) any agreement relating to the acquisition or disposition by Existing Sub of any business or the capital stock of any other Person;

          (xiii) any agreement under which Parent agrees to indemnify any Person or to share Tax liability of any Person;

          (xiv) any other contract of a type not described above materially affecting the Business or any of the Contributed Assets or the Assumed Liabilities or involving an obligation on the part of Parent in excess of $25,000; and

          (xv) any license agreement, assignment, contract or other arrangement or understanding (whether as licensor or licensee, assignor or assignee) relating to the acquisition, transfer, use, development, sharing or license of any of the Intellectual Property Rights or which is used, or necessary for use of any of the Contributed Assets or performance by Existing Sub of any the services specified or otherwise required or necessary for the operation of the Business or the performance by Parent or Existing Sub under the Interim Services Agreement (collectively, the

"LICENSE AGREEMENTS"), or any agreement understanding, right or arrangement under which any Person has, would or could acquire any ownership, marketing, use or other rights or interest in, or could restrict the use of, the Intellectual Property Rights or any Intellectual Property Rights created, developed or used by Parent or Existing Sub in connection with its performance under the Interim Services Agreement.

     Correct and complete copies of all agreements, plans, policies and arrangements (or, where they are oral, true and complete written summaries thereof) required to be listed on Schedule 5.11, including, without limitation, any amendment, modification, waiver, supplement, purchase order, letter or agreement or understanding related to any agreement, plan, policy or arrangement required to be specified above which changes the rights or obligations of Parent or, as of the Closing, Existing Sub, or any other party thereto (collectively, together with the Real Property Leases, referred to herein as the "COMMITMENTS"), have been provided to Buyers or their respective representatives before the date hereof Except as otherwise set forth in Schedule 5.11, (i) each Commitment is valid, in full force and effect and enforceable in accordance with its terms, (ii) there has not occurred any default or breach by Parent or, as of the Closing, Existing Sub, or any event which, with the lapse of time, the giving of notice or the election of any Person, or any combination thereof, will become a default (including, without limitation, any violation of the usage terms, royalty provisions or other terms of any Licensing Agreement), nor, to Parent's knowledge after due inquiry, has there occurred any default by others or any event which, with the lapse of time, the giving of notice or the election of Parent or, as of the Closing, Existing Sub, will become a default under any of the Commitments, and (iii) each Commitment to be assigned to Existing Sub hereunder is assignable to Existing Sub without the consent of any party thereto or any necessary consents have been obtained.

     5.12 LEGAL PROCEEDINGS. Except as set forth on Schedule 5.12, there is no claim, prosecution, suit, action, inquiry, arbitration or proceeding pending or, to the best of Parent's knowledge, after due inquiry, threatened against or affecting any of the Contributed Assets, Existing Sub or Related to the Business, involving amounts in the aggregate not greater than $50,000, or which questions or challenges the validity of this Agreement or any Ancillary Document or any action to be taken by Parent, Existing Sub or Buyers pursuant to this Agreement or in connection with the transactions contemplated hereby; nor is there any judgment, decree, injunction, rule or order of any Authority or arbitrator outstanding against or affecting the Business or any property or asset held or maintained by Parent or, as of the Closing Date, Existing Sub and otherwise Related to the Business.

     5.13 NOTICE OF PROCEEDING, VIOLATION, ETC. Except as set forth in Schedule 5.13, no written notice or oral or written communication from any Authority of any violation of any Law applicable to any Property or asset held or maintained by Parent and Related to the Business or by Existing Sub has been filed or communicated to Parent or Existing Sub. Parent has delivered to Buyers correct and complete copies of all such notices or communications filed or received prior to the date of this Agreement, and Parent will, prior to Closing, deliver correct and complete copies of any such notices or communications filed or received subsequent to the date of this Agreement.

     5.14 INTELLECTUAL PROPERTY.

          (a) Schedule 2.2(d) sets forth, with respect to each trademark included in the Intellectual Property Rights, (i) an identification of such Intellectual Property Right, and (ii) the names of the jurisdictions covered by the applicable registration or application. Schedule 5.11 identifies each Intellectual Property Right licensed to or by Parent by or to any Person, and identifies the License Agreement under which such Intellectual Property Right is being licensed to or by Parent. Parent has and, as of the Closing Date, Existing Sub will have, (1) good and valid title to all of the Intellectual Property Rights identified in Schedule 2.2(d), free and clear of all Encumbrances, (2) the right to use, transfer, license or encumber such Intellectual Property Rights and (3) a valid right to use all Intellectual Property Rights identified in Schedule 5.11. Neither Parent nor, as of the Closing, Existing Sub, is obligated to make any payment to any Person for the use of any Intellectual Property Right, nor is Parent or, as of the Closing, Existing Sub subject to any restriction related thereto, except pursuant to the License Agreements specified in Schedule 5.11.

          (b) Parent has used reasonable efforts to employ measures and precautions necessary to protect and maintain the confidentiality and secrecy of all Intellectual Property Rights (except Intellectual Property Rights whose value would be unimpaired by public disclosure). Parent has not (other than to employees of Parent, or consultants or independent contractors pursuant to confidentiality agreements, or pursuant to License Agreements identified in
Schedule 5.11) disclosed or delivered to any Person, or permitted the disclosure or delivery to any Person of, (i) the source code, or any portion or aspect of the source code, of any Intellectual Property Right, or (ii) the object code, or any portion or aspect of the object code, of any Intellectual Property Right.

          (c) All trademarks and other rights included in Intellectual Property Rights and held by Parent or, as of the Closing, Existing Sub are valid and subsisting. There are no patents, registered copyrights, service marks or copyrights which are held by Parent or Existing Sub and which are Related to the Business. None of the Intellectual Property Rights currently infringes or conflicts with any Intellectual Property Right owned or used by any other Person. Neither Parent nor Existing Sub is infringing, misappropriating or making any unlawful use of, and neither Parent nor Existing Sub has at any time infringed, misappropriated or made any unlawful use of, any Intellectual Property Right owned or used by any other Person, nor is Parent aware of any grounds for any bona fide claim thereof. Neither Parent nor Existing Sub has received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of any Intellectual Property Right owned or used by any other Person. To the best knowledge of Parent, no other Person is infringing, misappropriating or making any unlawful use of, and no Intellectual Property Right owned or used by any other Person infringes or conflicts with, any Intellectual Property Right. Neither Parent nor Existing Sub has entered into any agreement to indemnify any other Person against any charge of infringement of any Intellectual Property Right, other than indemnification provisions contained in License Agreements as designated in Schedule 5.11.

          (d) The Intellectual Property Rights contributed by Parent to Existing Sub pursuant to Section 2.2(d) and identified in Schedule 2.2(d) constitute all the Intellectual Property Rights used by Parent and Existing Sub to conduct the Business in the manner in which the Business is being conducted. Parent has not and, as of the Closing Date, Existing Sub, will have not licensed any of the Intellectual Property Rights to any Person on an exclusive basis or pursuant to any agreement or arrangement which restricts the ability of Existing Sub or any other Person to use or license any Intellectual Property Right.

     5.15 PERMITS, LICENSES, ETC. Parent and, as of the Closing Date, Existing Sub, possesses all Permits required by any Law or Authority for the conduct of the Business as conducted as of the date hereof, all of such Permits are in full force and effect; and Parent has, and as of the Closing Date, Existing Sub, will have materially complied with at all times and is in compliance in all material respects with all Permits. Schedule 5.15 sets forth a complete and accurate list of all such Permits. Except as otherwise indicated on Schedule 5.15, all of the Permits to be assigned to Existing Sub hereunder shall be assigned as of the Closing Date to Existing Sub and neither such assignment nor any of the transactions contemplated under this Agreement requires the consent of any Authority or any other Person. No suspension, termination, modification or cancellation of any Permit is pending, or to the best of Parent's knowledge, after due inquiry, threatened, and Parent has no reason to believe, after due inquiry, that any Authority or any other Person intends to cancel, suspend, modify or terminate any of such Permits or that valid grounds for any cancellation, suspension, modification or termination currently exist and no proceeding is pending, or to the best of Parent's knowledge, after due inquiry, threatened with respect to any alleged failure to hold all Permits required to conduct the Business. No event has occurred or circumstance exists that may (with or without notice or lapse of time) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Permit listed or required to be listed in Part 5.15 of the Disclosure Schedule, or result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any such Permit. Neither Parent nor Existing Sub has received, at any time since January 1, 1997, any notice or other communication (whether oral or written) from any Authority or any other person or entity regarding any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any Permit.

     5.16 COMPLIANCE WITH LAWS. The Business has been at all times and is being conducted in compliance with all Laws in all material respects. No investigation is pending or, to the best of Parent's knowledge, after due inquiry, threatened by any Authority with respect to any violation of any Law by Parent or Existing Sub in connection with the Business. No "bulk sales" law is applicable to the transactions contemplated hereby.

     5.17 EXISTING SUB AND THE BUSINESS.

          (a) Prior to the Contribution, Existing Sub owned no assets, had no Subsidiaries and had no liabilities of any kind, character or nature whatsoever, whether known or unknown, accrued, absolute, contingent determined, determinable or otherwise and did not engage in any conduct of any business since July 1, 1993. As of the Closing Date, Existing Sub will own only the Contributed Assets and other than the Assumed Liabilities and the liability pursuant to the Debt Financing (including liability for Buyer's Expenses), Existing Sub will have no other liabilities of any kind, character or nature whatsoever, whether known or unknown, accrued, absolute, contingent, determined, determinable or otherwise.

          (b) Except as disclosed on Schedule 5.17, (i) the Contributed Assets include all assets and properties which are Related to the Business, and (ii) the Contributed Assets will, as of the Closing Date, include all of the assets and properties required to conduct the Business as it is presently being conducted.

     5.18 EMPLOYMENT MATTERS.

          (a) Parent and each of its Subsidiaries, including, without limitation, Existing Sub, (i) are in compliance in all material respects with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) have withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) are not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) are not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees.

          (b) No work stoppage or labor strike against Parent or any of its Subsidiaries, including, without limitation, Existing Sub, by Employees is pending or threatened or, except as set forth in Schedule 5.18, has been threatened since January 1, 1990. Except as set forth in Schedule 5.18, neither Parent nor any of its Subsidiaries, including, without limitation, Existing Sub,
(i) is involved in or threatened with any labor dispute, grievance, or litigation relating to labor matters involving any Employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints; (ii) has engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act; or (iii) is presently, nor has been in the past a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no such agreement or contract is currently being negotiated by Existing Sub, Parent or any of their Affiliates. No Employees are currently represented by any labor union for purposes of collective bargaining and no activities the purpose of which is to achieve such representation of all or some of such Employees are threatened or ongoing.

     5.19 TAX MATTERS.

          (a) Except as set forth on Schedule 5.19:

              (i) each of Existing Sub, each of its Subsidiaries and any Tax Affiliate, has timely filed, in accordance with all applicable laws, all Tax Returns required to be filed by it and paid all Taxes due by it, whether or not such Taxes are or are required to be shown on any Tax Return;

              (ii) there is no action, suit, proceeding, investigation, audit, claim or assessment pending or, to the knowledge of Existing Sub, any of its Subsidiaries or Parent, proposed or threatened with respect to Taxes of Existing Sub, any of its Subsidiaries or any Tax Affiliate;

              (iii) all amounts required to be collected or withheld by Existing Sub or any of its Subsidiaries with respect to Taxes have been duly collected or withheld and all such amounts that are required to be remitted to any Authority have been duly remitted;

              (iv) no extension of time within which to file any Tax Return that relates to Existing Sub, any of its Subsidiaries or any Tax Affiliate has been requested, which Tax Return has not since been filed;

              (v) there are no waivers or extensions of any applicable statute of limitations for the assessment or collection of Taxes with respect to any Tax Return of Existing Sub, any of its Subsidiaries or any Tax Affiliate, which waiver or extension remains in effect;

              (vi) there are no tax rulings, requests for rulings, or closing or other similar agreements known to Parent to which Existing Sub, any of its Subsidiaries or any Tax Affiliate is a party or is subject which could affect Existing Sub's liability for Taxes for any period after the Closing Date;

              (vii) there are no outstanding subpoenas or requests for information by any Authority with respect to any Taxes of Existing Sub, any of its Subsidiaries or any Tax Affiliate;

              (viii) to Parent's knowledge after due inquiry, there are no material proposed reassessments by any Taxing authority of any property owned or leased by Existing Sub;

              (ix) Existing Sub does not nor could it reasonably be expected to have, any liability in respect of Taxes, under an indemnification agreement or on a transferee liability theory, of any person or entity (other than Parent), which indemnification agreement or application of a transferee liability theory relates to an acquisition, disposition or similar transaction occurring on or prior to the Closing Date;

              (x) no taxing authority in a jurisdiction where Existing Sub, any of its Subsidiaries or any Tax Affiliate does not file Tax Returns has made a claim or assertion that Existing Sub, any of its Subsidiaries or any Tax Affiliate is subject to Tax in such jurisdiction;

              (xi) all Tax Returns of Existing Sub and each Tax Affiliate with respect to taxable periods through the year ended December 31, 1993 have been examined and closed or are Tax Returns with respect to which the applicable statue of limitations has expired (taking into account any waivers or extensions thereof);

              (xii) neither Existing Sub nor any Tax Affiliate has filed a consent under Section 341(f) of the Code or any comparable provision of state, local or foreign law;

              (xiii) Existing Sub has not agreed nor is it required to include in income any adjustment pursuant to Section 481(a) of the Code (or similar provisions of state, local or foreign law) by reason of a change in accounting method or otherwise, and, to the knowledge of Parent or Existing Sub, the IRS (or other Authority) has not proposed, and is not considering, any such change in accounting method;

              (xiv) Existing Sub has not disposed of property in a transaction being accounted for under the installment method pursuant to Section 453 of the Code;

              (xv) no excess loss account (as described in Treasury Regulation Section 1.1502-19) exists with respect to any of the Subsidiaries;

              (xvi) Neither Existing Sub nor any of its Subsidiaries has any deferred gain arising from an intercompany transaction (as described in Treasury Regulation Section 1.1502-13);

              (xvii) Existing Sub is not a party to any agreement that could result in the payment of a non-deductible "excess parachute payment" within the meaning of Section 280G of the Code;

              (xviii) complete copies of (A) federal income Tax Returns, including amended Tax Returns, for Existing Sub, each of its Subsidiaries and each Tax Affiliate and (B) state and local income Tax and other Tax Returns, including amended Tax Returns, of Existing Sub, each of its Subsidiaries and each Tax Affiliate, that have been filed with respect to taxable periods beginning on or after January 1, 1993 through the date hereof, have been delivered or made available to the Buyers; and

              (xix) None of the Contributed Assets is tax-exempt use property under Section 168(h) of the Code. None of the Contributed Assets is property that Existing Sub is required to treat as being owned by any other person pursuant to the safe harbor lease provisions of former Section 168(f)(8) of the Code.

          (b) All Tax Returns filed by Existing Sub, each of its Subsidiaries and each Tax Affiliate are true and correct in all material respects.

          (c) Each of Existing Sub and each Tax Affiliate has provided to the Buyers copies of all revenue agent's reports and other written assertions by Authorities of deficiencies or other liabilities for Taxes of Existing Sub or such Tax Affiliate with respect to past periods for which the limitations period has not run and each of such items has been set forth on Schedule 5.19.

          (d) Any adjustment of Taxes of Existing Sub, any' of its Subsidiaries or any Tax Affiliate made by the IRS in any examination which is required to be reported to the appropriate state, local or foreign taxing authorities has been so reported, and any additional Taxes due with respect thereto have been paid except for amounts that Existing Sub, any of its Subsidiaries or any Tax Affiliate is contesting in good faith, as set forth on Schedule 5.19.

          (e) There are no Liens on any of the Contributed Assets that arose in connection with any failure (or alleged failure) to pay any Tax (except for Liens for Taxes not yet assessed, due or payable).

          (f) No withholding is required in connection with any of the transactions contemplated hereunder pursuant to Section 1445 of the Code either because (i) Parent is a U.S. Person as defined in Section 7701(a)(30) of the Code or (ii) Existing Sub is not a United States Real Property Holding Corporation as defined in Section 897 of the Code.

          (g) There are no documentary, sales, use, stamp, excise, transfer or other taxes (collectively, "TRANSFER TAXES") payable in connection with the transfer of the Contributed Assets, the assumption of the Assumed Liabilities, the Repurchase and the sale of the Shares, which Transfer Taxes become payable in connection with the transactions consummated pursuant to this Agreement and the Ancillary Documents.

     5.20 EMPLOYEE BENEFIT PLANS.

          (a) For purposes of this Agreement, the following terms shall have the meanings set forth below:

          "BENEFIT PLAN" means each plan, program, policy, payroll practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including, without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA and each "multi-employer plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA.

          "COMPANY BENEFIT PLAN" means each Benefit Plan (other than an Employee Agreement) which is now or previously has been sponsored, maintained, contributed to, or required to be contributed to, or with respect to which any withdrawal liability (within the meaning of Section 4201 of ERISA) has been incurred, by Existing Sub, Parent, any Subsidiary or any ERISA Affiliate for the benefit of any Employee, or pursuant to which Existing Sub, Parent, any Subsidiary or any ERISA Affiliate has or may have any liability, contingent or otherwise.

          "DEPARTMENT" means the U.S. Department of Labor.

          "EMPLOYEE AGREEMENT" means each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between Existing Sub, Parent or any Subsidiary and any Employee pursuant to which Existing Sub, Parent or any Subsidiary has or may have any liability contingent or otherwise.

          "ERISA AFFILIATE" means each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with Existing Sub or Parent, as the case may be, within the me of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with Existing Sub or Parent, as the case may be, under Section 414(o) of the Code, or is under "common control" with Existing Sub or Parent, as the case may be, within the meaning of Section 4001(a)(14) of ERISA.

          "MULTI-EMPLOYER PLAN" means each Company Benefit Plan which is a "multi-employer plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "PENSION PLAN" means each Company Benefit Plan (other than a Multi-Employer Plan) which is an "employee pension benefit plan" within the meaning of
Section 3(1) of ERISA.

          "WELFARE PLAN" means each Company Benefit Plan which is an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA.

          (b) Schedule 5.20 contains a true and complete list of each Company Benefit Plan and each Employee Agreement. Neither Parent, any of its Subsidiaries, including, without limitation, Existing Sub, nor any ERISA Affiliate has any plan or commitment, whether legally binding or not, to establish any new Company Benefit Plan, to enter into any Employee Agreement or to modify or to terminate any Company Benefit Plan or Employee Agreement (except to the extent required by law or to conform any such Company Benefit Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Buyers, or as required by this Agreement), nor has any intention to do any of the foregoing been communicated to Employees.

          (c) Existing Sub or Parent has provided, or has caused to be provided, to Buyers (i) current, accurate and complete copies of all documents embodying or relating to each Company Benefit Plan and each Employee Agreement, including all amendments thereto, written interpretations thereof and trust or funding agreements with respect thereto, (ii) the two (2) most recent annual actuarial valuations, if any, prepared for each Company Benefit Plan; (iii) the two (2) most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA in connection with each Company Benefit Plan or related trust; (iv) a statement of alternative form of compliance pursuant to Department of Labor Regulation (S)2520.104-23, if any, filed for each Company Benefit Plan which is an "employee pension benefit plan" as defined in Section 3(2) of ERISA for a select group of management or highly compensated employees; (v) the most recent determination letter received from the IRS, if any, for each Company Benefit Plan and related trust which is intended to satisfy the requirements of
Section 401(a) of the Code; (vi) if the Company Benefit Plan is funded, the most recent annual and periodic accounting of Company Benefit Plan assets; and (vii) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Company Benefit Plan.

          (d) With respect to each Company Benefit Plan (i) Existing Sub, Parent, each Subsidiary and each ERISA Affiliate have performed all material obligations required to be performed by them under each Company Benefit Plan and Employee Agreement and neither Existing Sub, Parent, any Subsidiary nor any ERISA Affiliate is in default under or in violation of, any Company Benefit Plan, (ii) each Company Benefit Plan has been established and maintained in accordance with its terms and in substantial compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code, including without limiting the foregoing, the timely filing of all required reports, documents and notices, where applicable, with the IRS and the Department; (iii) each Company Benefit Plan intended to qualify under
Section 401 of the Code is, and since its inception has been, so qualified and a determination letter has been issued by the IRS to the effect that each such Company Benefit Plan is so qualified and that each trust forming a part of any such Company Benefit Plan is exempt from tax pursuant to Section 501(a) of the Code and no circumstances exist which could adversely affect this qualification or exemption; (iv) no "prohibited transaction," within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Benefit Plan; (v) no action or failure to act and no transaction or holding of any asset by, or with respect to, any Company Benefit Plan has or may subject Existing Sub, Parent, any Subsidiary or any ERISA Affiliate or any fiduciary to any tax, penalty or other liability, whether by way of indemnity or otherwise, (vi) there are no actions, proceedings, arbitrations, suits or claims pending, or to the knowledge of Existing Sub, Parent, any Subsidiary or any ERISA Affiliate, threatened or anticipated (other than routine claims for benefits) against Existing Sub, Parent, any Subsidiary or any ERISA Affiliate or any administrator, trustee or other fiduciary of any Company Benefit Plan with respect to any Company Benefit Plan or Employee Agreement, or against any Company Benefit Plan or against the assets of any Company Benefit Plan; (vii) no event or transaction has occurred with respect to any Company Benefit Plan that would result in the imposition of any tax under Chapter 43 of Subtitle D of the Code; (viii) each Company Benefit Plan can be amended, terminated or otherwise discontinued without liability to Existing Sub, Parent, any Subsidiary or any ERISA Affiliate; (ix) Existing Sub, Parent, each Subsidiary and each ERISA Affiliate have made all payments to or in respect of all Company Benefit Plans required to have been made prior to the date hereof, and will make a pro-rata payment for the period ending as of the Closing Date, in each case which are required by each Company Benefit Plan, each related trust, each collective bargaining agreement or by law to be made to, or with respect to each Company Benefit Plan (including all insurance premiums or intercompany charges with respect to each Company Benefit Plan); (x) no Company Benefit Plan is under audit or investigation by the IRS, the Department or the PBGC, and to the knowledge of Existing Sub, Parent, any Subsidiary or any ERISA Affiliate no such audit or investigation is pending or threatened; and (xi) no liability under any Company Benefit Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Existing Sub, Parent or any Subsidiary has received notice that such insurance company is insolvent or is in rehabilitation or any similar proceeding.

          (e) Neither Existing Sub, Parent, any Subsidiary, nor any ERISA Affiliate presently sponsors, maintains, contributes to, nor is Existing Sub, Parent, any Subsidiary or any ERISA Affiliate required to contribute to, nor has Existing Sub, Parent, any Subsidiary or any ERISA Affiliate ever sponsored, maintained, contributed to, or been required to contribute to, a Pension Plan which is subject to Title IV of ERISA.

          (f) At no time since September 25, 1980 has Existing Sub, Parent, any Subsidiary or any ERISA Affiliate contributed to or been required to contribute to, or incurred any withdrawal liability (within the meaning of Section 4201 of ERISA) to any Multi-Employer Plan.

          (g) Neither Existing Sub, Parent, any Subsidiary nor any ERISA Affiliate (i) maintains or contributes to any Company Benefit Plan which provides, or has any liability to provide, life insurance, medical, severance or other employee welfare benefits to any Employee upon his retirement or termination of employment, except as may be required by Section 4980B of the Code; or (ii) has ever represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical, severance or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by Section 4980B of the Code.

          (h) The execution of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Company Benefit Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of Existing Sub, Parent or Buyers to amend or terminate any Company Benefit Plan. No payment or benefit which will or may be made by Existing Sub, Parent, any Subsidiary, Buyers or any of their respective affiliates with respect to any Employee will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code.

          (i) No Company Benefit Plan or Employee Agreement is funded by a trust described in Section 501(c)(9) of the Code.

          (j) With respect to each Welfare Plan, all claims incurred (including claims incurred but not reported) by Employees thereunder for which Existing Sub or Parent is, or will become, liable are (i) insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims; (ii) covered under a contract with a health maintenance organization (an "HMO") pursuant to which the HMO bears the liability for such claims, or (iii) reflected as a liability or accrued for on the Closing Balance Sheet and each such claim will be separately identified under Working Capital Liabilities category.

          (k) Neither Existing Sub nor Parent has any liability, contingent or otherwise, to, or with respect to any Benefit Plan (other than the Company Benefit Plans and Employee Agreements which are listed on Schedule 5.20), which is now or previously has been sponsored, maintained, contributed to, or required to be contributed to, by Existing Sub, Parent, any Subsidiary or any ERISA Affiliate.

     5.21 ACCOUNTS RECEIVABLE. The accounts and notes receivable reflected on the Pro-Forma Year-End Balance Sheet as of December 31, 1997 and those accounts and notes receivable of the Business acquired or created after the date of the Pro-Forma Year-End Balance Sheet as of December 31, 1997 through and including the Closing Date, (a) were, are and shall be bona fide accounts and notes receivable created in the ordinary and usual course of business in connection with bona fide transactions and consistent with past practice, including past practice with respect to the provision of extended payment terms, (b) have been collected in full or are reasonably expected to be collected when due at their face amounts, except to the extent of the allowance for doubtful accounts reflected in the financial statements which is reasonable and consistent with past practice. Schedule 5.21 sets forth aging information on all accounts receivable.

     5.22 ENVIRONMENTAL MATTERS.

          (a) For purposes of this Agreement, the following terms shall have the meanings set forth below:

          "ENVIRONMENTAL LAWS" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act,, 42 U.S.C. (S)(S) 9601, et seq. the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S)(S) 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C., (S)(S) 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.
(S)(S) 136, et seq.; the Clean Air Act 42 U.S.C. (S)(S) 7401, et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. (S)(S) 1251, et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f, et seq.; the Occupational Safety and Health Act, 29 U.S.C. (S)(S) 651, et seq.; the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. (S)(S) 301, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 5101, et seq., as in effect as of the Closing Date, all rules and regulations promulgated pursuant to any of the above statutes, and any other applicable foreign, federal, state or local law, statute, ordinance, rule or regulation governing Environmental Matters, as in effect as of the Closing Date, including any common law cause of action, all written indemnity agreements and other written contractual obligations, and all applicable judicial and administrative decisions, orders, and decrees relating to Environmental Matters, each as in effect as of the Closing Date.

          "ENVIRONMENTAL MATTER" means any matter relating to pollution, contamination, protection of the environment, human health or safety, and health or safety of employees, and any matter relating to emissions, discharges, releases or threatened releases, of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

          "HAZARDOUS SUBSTANCES" means any pollutants, contaminants, toxic or hazardous substances, materials, wastes, constituents, compounds or chemicals (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs") and PCB-containing equipment, radon and other radioactive elements, and urea formaldehyde foam insulation) that are regulated by any Environmental Laws.

          (b) Except as set forth in Schedule 5.22: (i) Parent and Existing Sub are, and in the last five years have been, in compliance in all material respects with all applicable Environmental Laws, including, without limitation, all permits, licenses, authorizations, registrations and other governmental consents required by applicable Environmental Laws in connection with the operation of the Business ("ENVIRONMENTAL PERMITS"); (ii) neither Parent nor, after the Closing, Existing Sub, has received any written notice of any claims, civil, criminal or administrative actions, suits, hearings, investigations or proceedings which are pending or, to the knowledge of Parent, threatened against the Parent or, after the Closing, Existing Sub, in each case that relate to any Environmental Matters) (iii) there are no present or, to the knowledge of Parent, former underground or aboveground storage tanks or incinerators at, on, under or within any of the real property currently owned, operated, or controlled by Parent or Existing Sub; (iv) neither Parent nor Existing Sub has received any written notice or other written communication that it is or may be a potentially responsible party or otherwise liable under Environmental Law in connection with any location used for the disposal of any Hazardous Substances, and (v) during the period of Parent's and Existing Sub's ownership, lease or operation, or, to the knowledge of Parent, at any other time, there has been no release, discharge or disposal of any Hazardous Substances at, on, under, migrating from or, to the knowledge of Parent, migrating to any real property currently, or to the knowledge of Parent, formerly owned, leased or operated by Parent or Existing Sub (other than in accordance with Environmental Laws); (vi) Parent or, as of the Closing, Existing Sub holds all Environmental Permits necessary for the conduct of the Business;
(vii) all Environmental Permits held by Parent and Existing Sub (currently and after the Closing) are in full force and effect; and (viii) Parent has provided Buyers with copies of all environmental studies, reports, monitoring data, assessments, audits and information in Parents custody or under its control.

     5.23 INVENTORY. All inventories Related to the Business, including, without limitation, raw materials, packaging, finished goods, work in process, samples and trade promotional materials wherever located (collectively, the "INVENTORY") are marketable or useable in the ordinary course of the Business and are not misbranded, contaminated or defective except to the extent of any provision for obsolescence in the Pro-Forma Financial Statements or Interim Financial Statements. The Inventory has been produced according to manufacturing and quality control standards and specifications as of the date hereof.

     5.24 BOOKS AND RECORDS. All the Books and Records and accounts of Parent and its Subsidiaries are in all material respects true and complete, are maintained in accordance with good business practice and all laws applicable to its business, and accurately present and reflect in all material respects all of the transactions therein described. Parent has previously delivered to Buyers true and complete texts of all of the minutes of Existing Sub and all other minutes Relating to the Business relating to meetings of the stockholders, board of directors and committees of the board of directors of Parent and each Subsidiary for the past five years.

     5.25 TRANSACTIONS WITH AFFILIATES. Except as set forth in Schedule 5.25, none of Parent's shareholders, directors, officers, Employees, Affiliates nor any of their respective relatives or Affiliates is involved in any business arrangement or relationship with Parent (whether written or oral), and none of Parent's shareholders, directors, officers, Employee, Affiliates nor any of their respective relatives or Affiliates owns any property or right, tangible or intangible, which is used in connection with the Business.

     5.26 BROKERS. Neither Parent nor any of its Subsidiaries has engaged any finder, broker or investment adviser, and has no obligation to pay any fees, in connection with the transactions contemplated hereby, other than Growth Capital Partners and Penn Hudson Financial Group, Inc., whose fees and expenses shall be borne by Parent.

     5.27 MAJOR CUSTOMERS. Since December 31, 1997, Parent has not received oral or written notice from any customer of the Business which accounted for more than five percent (5%) of the aggregate gross sales for the year ended December 31, 1997, that such customer has terminated or reduced, expects to terminate or reduce or is considering terminating or reducing any of such business.

     5.28 TRADE DEALS AND PROMOTIONS. Other than as accrued for in the Working Capital liabilities or as set forth in Schedule 5.28, Parent has not, with respect to the Business, offered or become bound by and/or is not a party to any trade deals, trade promotions or programs, trade refunds or cooperative programs or any consumer promotions and programs (including, without limitation, coupon, premiums and rebate programs), with respect to the period after December 31, 1997, whether oral or written. Since December 31, 1997, Parent has incurred such promotions liabilities only in the ordinary course of business.

     5.29 DISCLOSURE. Neither this Agreement nor any Ancillary Document nor any certificate, instrument or written statement furnished or made to Buyers by or on behalf of Parent pursuant to such documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

     5.30 SECURITIES LAW MATTERS. Parent is acquiring shares of common stock in Existing Sub in connection with the Contribution for its own account and not with a view to its distribution within the meaning of Section 2(11) of the Securities Act of 1933, as amended.

                                   ARTICLE 6

                   REPRESENTATIONS AND WARRANTIES OF BUYERS

     Buyers hereby represents and warrants to Parent as follows:

     6.1 ORGANIZATION AND STANDING. Buyers are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or establishment.

     6.2  AUTHORIZATION OF AGREEMENT AND ANCILLARY DOCUMENTS.

          (a) Each Buyer has all requisite corporate or equivalent power and authority to execute, deliver and perform this Agreement and all other Ancillary Documents being delivered at or prior to the Closing to which such Buyer is a party and to consummate the transactions contemplated hereby and thereby.

          (b) Each Buyer has taken all action required by Law and necessary action to authorize the execution, delivery and performance of this Agreement and the Ancillary Documents to which such Buyer is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Documents to which a Buyer is a party have been duly and validly authorized, executed and delivered by such Buyer and constitute the valid and binding obligation of such Buyer enforceable against the Buyer in accordance with their respective terms.

     6.3 GOVERNMENTAL CONSENTS. Except as may be required by the HSR Act, no consent, approval, order or authorization or approval of, exemption or waiver by or registration, declaration or filing with any Authority is required to be made or obtained by any Buyer in connection with the execution and delivery of this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby.

     6.4 NO CONFLICT. The execution and delivery of this Agreement and the Ancillary Documents to which each Buyer is a party by such Buyers and the consummation of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both) violate any provision of Laws applicable to such Buyer or any provision of its limited liability company agreement.

     6.5 ACQUISITION OF SHARES FOR INVESTMENT. The Shares purchased by Buyers pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof.

     6.6 BROKERS. Parent has not incurred and will not incur, as a result of any action taken by any Buyer, any liability for brokers, finders or other similar fee in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 7

                             PRE-CLOSING COVENANTS

     7.1  REASONABLE EFFORTS; COOPERATION BY PARTIES.

          (a) In addition to all other obligations prescribed in this Agreement and subject to the terms and conditions hereof, promptly after the execution hereof, each of the parties hereto shall cooperate with each other and use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to ensure that the conditions set forth in Articles IX and X are satisfied and to consummate and make effective the transactions contemplated by this Agreement, including obtaining all consents, approvals, transfers, permissions, waivers, orders, licenses, registrations or authorizations of all courts, Authorities and other third parties which are necessary or advisable to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Documents, to transfer the Business and the Contributed Assets to Existing Sub and to enable Existing Sub to enjoy after the Closing all rights and benefits under the Contributed Assets. Each of Parent, Existing Sub, and Buyers shall provide information requested by such other party pertaining to it and its Subsidiaries and Affiliates which is reasonably necessary to enable such other party to take such actions and file in a timely manner all reports and documents required to be so filed by or under applicable Law.

          (b) If any court, domestic or foreign, issues or otherwise promulgates any injunction, decree or similar order prior to the Closing which prohibits the consummation of the transactions contemplated hereby, the parties hereto will use all reasonable efforts to have such injunction dissolved or otherwise eliminated as promptly as possible and, prior to or after the Closing, to pursue any underlying litigation diligently and in good faith.

     7.2  CONDUCT OF BUSINESS.  Except as set forth in Schedule 7.2,

          (a) During the period from the date of this Agreement until the Closing Date, except as Buyers may otherwise consent to in writing or as otherwise specifically contemplated by this Agreement or any Ancillary Document, Parent will:

          (i) operate the Business only in the usual regular and ordinary course, in accordance with past practice;

          (ii) use all reasonable efforts to keep available the services of its current employees, agents and consultants involved in the Business;

          (iii) maintain all the Contributed Assets to enable them to be operated after the Closing in the manner in which they are currently operated (ordinary wear and tear excepted);

          (iv) maintain insurance in full force and effect with respect to the Business with responsible companies, comparable in amount, scope and coverage to that in effect on the date of this Agreement;

          (v) use all reasonable efforts to preserve its favorable business relationships with the suppliers, licensors, licensees, customers, brokers and distributors and others having business dealings involving the Business, and to preserve the ongoing operations of the Business;

          (vi) preserve and protect its ownership, license or other rights or interest in all Intellectual Property, including all rights to Intellectual Property set forth on Schedule 2.2(d) and rights under all agreements set forth on Schedule 5.11;

          (vii) maintain its Books and Records in the usual, regular and ordinary manner, on a basis consistent with prior years;

          (viii) perform and comply with its obligations under the Assigned Contracts, Real Property Leases, Personalty Leases and the Permits listed on the Schedules.

          (b) During the period from the date of this Agreement until the Closing Date, except as set forth on Schedule 7.2(b) or as Buyers may otherwise consent to in writing (provided that such writing need not be requested or delivered in accordance with the notice procedures set forth in Section 13.7) or as otherwise specifically contemplated by this Agreement, Parent will not, Existing Sub will not, and Parent will cause Existing Sub to not, with respect to the Business:

                 (i) other than in the ordinary course of the Business or as otherwise contemplated by the Budget acquire, by purchase or otherwise, any assets, except where already required by contract or for an aggregate consideration not exceeding $25,000;

                 (ii)  vary or amend the terms of any Assumed Liability;

                 (iii) subject any of the Contributed Assets to any Encumbrance, other than a Permitted Encumbrance;

                 (iv) sell, lease, transfer, assign or otherwise dispose of any of the Contributed Assets, provided that Parent may collect accounts receivable in the ordinary course of business;

                 (v) enter into, modify, terminate, amend or grant any waiver in respect of any Assigned Contract, Real Property Lease, Personalty Lease or Permit listed on the Schedules;

                 (vi) grant to any salaried Employee any increase in compensation in excess of 5% in any form or grant any general "across-the-board" increase in wages for hourly Employees or enter into, vary the terms of, or terminate any employment agreement, independent contractor and/or consulting agreement involving annual compensation in excess of $50,000, or hire or engage any employee, independent contractor or consultant whose annual compensation exceeds $50,000 or establish, amend or terminate any "employee benefit plans" (as defined in Section 3(3) of ERISA), other employment practices, policies, agreement or understandings with respect to any Employee;

                 (vii) transfer, grant, amend, knowingly terminate or fail to prosecute or protect any of its rights under any of the Intellectual Property Rights;

                 (viii) directly or indirectly redeem, purchase or otherwise acquire or agree to redeem, purchase or otherwise acquire any shares of Existing Sub's capital stock, except as contemplated hereby;

                 (ix) enter any transaction, take any action, or by inaction permit any event to occur, that would result in any of die representations and warranties of Parent contained herein or in any Ancillary Document not being true and correct , immediately after the occurrence of such transaction, action or event or on the Closing Date;

                 (x) enter into any compromise or settlement of any litigation, proceeding or governmental investigation Related to the Business, or related to or affecting, indirectly or directly, the Contributed Assets or the Assumed Liabilities;

                 (xi) notice, convene or hold any meeting of their respective shareholders;

                 (xii) authorize the sale, issuance, grant or encumbrance of shares of voting stock, or any option, call, warrant or right to acquire voting stock to any person or persons except, in the case of Parent, in connection with the due exercise of options granted in the ordinary course of business consistent with past practice, and in no event to any person or persons (other than Lawrence Field) who would hold securities as a result of such issuance in excess of 19.9% of the outstanding shares of Parent's voting capital stock, or who would have the right to purchase as a result of such issuance securities such that such Person's total holdings upon purchase or exercise would be in excess of 19.9% of the outstanding shares of Parent's voting capital stock;

                 (xiii) amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents, or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

                 (xiv) form any Subsidiary of Existing Sub or permit Existing Sub to acquire any equity interest or other interest in any other entity;

                 (xv)  make any material tax election;

                 (xvi) agree or otherwise commit to take any of the actions set forth in the foregoing subparagraphs (i) through (xv).

     7.3 REQUIRED NOTICES. At all times prior to the Closing Date, Parent shall promptly give written notice to Buyers of, to the extent Parent has actual knowledge of such events, (i) any fact or circumstances or the occurrence of any event or the failure of any event to occur, which will or may result in, (x) an adverse effect on Parent's or Existing Sub's ability to consummate the transactions contemplated hereby or by the Ancillary Documents or to satisfy its obligations hereunder, or (y) a breach of any representation or warranty made by Parent in this Agreement or in any Ancillary Document, (ii) any failure by Parent or Existing Sub to comply with any covenant, condition or agreement contained in this Agreement, (iii) any complaints, investigations or hearings (or communications indicating that the same may be contemplated) of any Authority with respect to this Agreement, the Business, the Contributed Assets or the transactions contemplated hereby or by the Ancillary Documents, (iv) the institution or the threat of institution of any litigation or similar action with respect to this Agreement the Business, the Contributed Assets or the consummation of the transactions contemplated hereby and (v) the occurrence of any event which will or may result in the failure to satisfy any condition set forth in Article IX or X. Should any such fact or condition require any change to the Schedules attached hereto, Parent shall promptly deliver to Buyers a supplement to such Schedules specifying such change. During the period from the date of this Agreement to the Closing Date, Parent will cause one or more of its representatives to confer on a regular basis with representatives of Buyers to report on the general status of the ongoing operations of the Business. No notification given to Buyers pursuant to this Section 7.3 shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent or Existing Sub contained in this Agreement.

     7.4  ACCESS AND CONFIDENTIALITY.

          (a) Subject to paragraph (b) below, during the period commencing on the date hereof and ending on the Closing Date, (i) Parent shall provide, or cause to be provided to, Buyers and their respective representatives and Buyers' or Existing Sub's sources of financing and their respective representatives (A) such financial and operating data and other information as Buyers, the funding sources, or their respective representatives may from time to time reasonably request with respect to the Business, the Contributed Assets and the transactions contemplated by this Agreement and (B) full access during normal business hours to the assets, properties, offices, and other facilities, Contributed Assets and Books and Records of Existing Sub and Parent, as Buyers or the funding sources may from time to time reasonably request; and (ii) Buyers, the funding sources, and their respective representatives shall be entitled to consult with the representatives, officers, Employees and accountants of Parent and Existing Sub with respect to the Business. Parent agrees that no investigation by Buyers, the funding sources or their respective representatives shall affect or limit the scope of the representations and warranties of Parent or Existing Sub contained herein or in any

Ancillary Document delivered pursuant hereto or limit liability for breach of any such representation or warranty.

          (b) Unless otherwise required by law as advised by counsel to a party hereto, parties hereto shall use all reasonable efforts to keep confidential the fact that Buyers and Parent are having discussions with respect to the transactions contemplated hereby and any terms of such discussion. The parties hereto may disclose such information to their respective representatives and, in the case of Buyers, their sources of financing, and the parties hereto shall use all reasonable efforts to keep such information confidential. If any party determines that any such disclosure is required by law, the parties hereto shall make good faith efforts to reach an agreement on the content and timing of any such disclosure. Failing such agreement, the party required by law to disclose may make such disclosures only to the extent as is so required .

     7.5  NO SHOP.

          (a) During the period from the date of this Agreement until the earliest of (i) the termination of this Agreement and (ii) the Closing Date, neither Parent nor Existing Sub shall, directly or indirectly, or authorize or permit any of their respective Affiliates or representatives to, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (ii) furnish any information regarding the Business, Existing Sub, the Contributed Asset or the Assumed Liabilities to any Person in connection with or in response to an Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve or endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract or agreement contemplating or otherwise relating to any Acquisition Transaction, provided, however, that (A) nothing contained in this Agreement shall prevent Parent's Board of Directors from disclosing to Parent's shareholders a position with respect to a tender offer pursuant to Rules 14d-9 and 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, and
(B) prior to the adoption and approval of this Agreement, the Ancillary Documents and the transactions contemplated herein and therein by Parent's shareholders, Parent shall not be prohibited by this Section 7.5 from (x) providing nonpublic information regarding the Business, Existing Sub, the Contributed Assets and the Assumed Liabilities to any Person in response to an Acquisition Proposal that is submitted by such Person (and not withdrawn), or
(y) entering into discussions with any Person in response to a Superior Offer that is submitted by such Person (and not withdrawn) if, in either such case:
(1) neither Parent, Existing Sub nor any of their Affiliates or representatives shall have violated any of the restrictions set forth in Section 7.5(a), (2) Parent's Board of Directors believes in good faith, based upon the advice of its outside legal counsel, that such action is required in order for Parent's Board of Directors to comply with its fiduciary obligations under applicable law, and
(3) prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, Parent gives Buyers written notice of the identity of such Person and of Parent's intention to furnish nonpublic information to, or enter into discussions with, such Person, and Parent receives from such Person an executed confidentiality agreement reasonably satisfactory to Buyers. Without limiting the generality of the foregoing, Parent acknowledges and agrees that any violation of any of the restrictions set forth in the preceding sentence by Existing Sub, any Affiliate or representative of Parent or Existing Sub, whether or not such Affiliate or representative purports to act on behalf of Parent or Existing Sub, shall be deemed to constitute a breach of this Section 7.5 by Parent.

          (b) Parent shall promptly advise Buyers orally and in writing of any Acquisition Proposal (including the identity of the Person making such Acquisition Proposal and the terms thereof) that is made or submitted by any Person after the date of this Agreement and prior to the Closing or termination of this Agreement, whichever is earlier. Parent shall keep Buyers fully informed with respect to the status of any such Acquisition Proposal and any modification thereto.

          (c) Parent and Existing Sub shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal.

     7.6 FUNDING. Buyers and Parent shall use all reasonable efforts to cause Existing Sub to, and Existing Sub shall, take or cause to be taken, all actions, and to do, or cause to be done all things necessary or advisable, including the execution of any necessary documents, to obtain the Debt Financing.

     7.7 SHAREHOLDER APPROVAL. Parent agrees to take in accordance with applicable law and its respective articles or certificate of incorporation and by-laws all action necessary to convene a meeting of its shareholders to consider and vote upon the transactions as contemplated by, this Agreement including, without limitation, the Contribution and sale of the Shares and any other matter required to be approved by Parent's shareholders for consummation of the transactions contemplated hereunder (including any adjournment or postponement, the "PARENT SHAREHOLDERS' MEETING"), as promptly as practicable. Nothing in this Section 7.7 shall prevent Parent's Board of Directors from withdrawing, amending or modifying its recommendation in favor of this Agreement, the Ancillary Documents and the transactions contemplated herein and therein at any time prior to approval of such documents and transactions at the Parent's Shareholders' Meeting if (i) a Superior Offer is made to Parent and is not withdrawn, (ii) neither Parent, Existing Sub nor any of their respective Affiliates and representatives shall have violated any of the restrictions set forth in Section 7.5, and (iii) Parent's Board of Directors concludes in good faith, based upon the advice of its outside counsel, that, in light of such Superior Offer, the withdrawal, amendment or modification or such recommendation is required in order for Parent's Board of Directors to comply with its fiduciary obligations under applicable law. Nothing contained in this Section
7.7 shall limited Parent's obligation to call, give notice of, convene and hold the Parent Shareholders' Meeting (regardless of whether the unanimous recommendation of Parent's Board of Directors shall have been withdrawn, amended or modified).

     7.8 ASSETS FREE OF ENCUMBRANCE. Immediately prior to, or simultaneously with, the Closing, Parent shall pay off all debts pursuant to any loan agreements that grant an Encumbrance on any of the Contributed Assets to any Person, including, without limitation, (a) the Loan Agreement, as amended, dated April 11, 1995, 1998, by and between Parent, Silverado Marketing Services, Inc., Texas B&B, Inc., Lawrence D. Field and Cynthia Field, and Liberty Bank and Trust Company of Tulsa, National Association and (b) the Promissory Note dated April 29, 1997, payable by Parent to Bank of Oklahoma, N.A.

     7.9 EMPLOYEES. Buyers shall cause Existing Sub to make offers of employment to substantially all of the employees of the Business as of the Closing Date; provided that nothing herein shall require Existing Sub to continue to employ any employee at any time after the Closing Date.

     7.10 REQUIRED APPROVALS AND CONSENTS. As promptly as practicable after the date of this Agreement, the parties hereto shall make all filings required by Law to be made by them in order to consummate the transactions provided for herein and in the Ancillary Documents. The parties hereto shall fully cooperate with each other with respect to all such filings (including taking all actions requested by Buyers to cause early termination of any applicable waiting period under the HSR Act). Parent and Existing Sub shall use their respective best efforts in obtaining all consents identified in Schedule 5.11. Parent and Buyers agree to cooperate and use their best efforts to make all filings which are or may become required under the HSR Act. Parent and Buyers will furnish each other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions to any United States or foreign governmental agency or body of competent jurisdiction.

     7.11 LOCATION OF CONTRIBUTED ASSETS. Except as set forth on Schedule 7.11, Parent shall ensure that all Contributed Assets are, to the extent not located to Parent's Tulsa facilities, moved to such facilities prior to the Closing Date.

                                   ARTICLE 8

                            POST-CLOSING AGREEMENTS

          Parent hereby covenants and agrees with Buyers and Existing Sub as follows:

     8.1 FURTHER ASSURANCES. At any time and from time to time after the Closing, the parties hereto agree to cooperate with each other, to execute and deliver such other documents, Consents, instruments of transfer or assignment or assumption, files, books and records and do all such further acts and things as may be necessary or desirable (a) to sell, transfer, assign, deliver and convey to Existing Sub the Contributed Assets free and clear of all Encumbrances other than Permitted Encumbrances, (b) for Existing Sub to assume the Assumed Liabilities, or (c) to otherwise carry out the intent of the parties hereunder and pursuant to the Ancillary Documents. If, at any time or from time to time after the Closing, Buyers shall identify an asset, property or right Related to the Business (other than an Excluded Asset) owned by Parent or, any Affiliate of Parent, as of the date hereof or hereafter acquired prior to the Closing, but not transferred, assigned, delivered or contributed to Existing Sub pursuant to
Section 2.2 or Section 2.5, the parties agree to cooperate with each other to cause such asset, property or right to be promptly transferred, assigned, delivered or contributed to Existing Sub (and such associated liabilities, if any, as are mutually agreed to be assumed by Existing Sub).

     8.2 RIGHTS OF ENFORCEMENT AND SETTLEMENT. Subject to Article XII, from and after the Closing, Existing Sub shall have complete control over the payment, settlement or other disposition of any dispute involving the Assumed Liabilities and the right to commence, conduct and control all negotiations and proceedings with respect thereto. Parent shall notify Existing Sub promptly of any claim made with respect to any Assumed Liabilities or Contributed Assets and shall not, without Existing Sub's prior written consent, voluntarily pay, settle or offer to settle, or consent to any compromise or admit liability with respect to, any Assumed Liabilities or Contributed Assets. Parent shall cooperate with Existing Sub and Buyers in any reasonable manner requested by Existing Sub and/or Buyers in connection with any negotiations or proceedings involving any Assumed Liabilities or Contributed Assets and shall promptly provide to Buyers any information, records or other information reasonably requested in connection therewith.

     8.3  MAIL, PAYMENTS.

          (a) Parent hereby authorizes Existing Sub from and after the Closing to receive and open all mail and other communications relating to the Business, and to act with respect to such communications in such manner as Existing Sub may elect to the extent that such communications relate to the rights and obligations of Existing Sub with respect to the Contributed Assets or the Assumed Liabilities. If any communication does not relate exclusively to the rights and obligations of Existing Sub with respect to the Contributed Assets or the Assumed Liabilities, Existing Sub shall forward the original or a copy of such communication promptly to Parent. After the Closing, Existing Sub shall have the right and authority to endorse, without recourse, the name of Parent on any check or any other instrument of payment received by Existing Sub on account of any of the Contributed Assets transferred by Parent pursuant to this Agreement, and Parent shall deliver to Existing Sub at the Closing letters of instruction sufficient to permit Existing Sub to deposit such checks or other instruments of payment in bank accounts in the name of Existing Sub.

          (b) Parent shall promptly deliver to Existing Sub the original or a copy of any mail or other communication received by it after the Closing pertaining to the Business and shall deliver to Existing Sub any moneys, checks or other instruments of payment (net of returned checks and similar items) to which Existing Sub is entitled.

     8.4  CERTAIN TAX MATTERS.

          (a) Buyers, Parent, and Existing Sub agree that each shall take the position in all Tax Returns and in any other relevant documents that the Contribution will be treated as a taxable sale and not as a transaction qualifying under Section 351 of the Code for federal, state and local income Tax purposes.

          (b) The sum of (i) the Repurchase Price, (ii) the Purchase Price divided by 0.9, (iii) Assumed Liabilities, and (iv) any other relevant items (together, the "TOTAL CONSIDERATION") shall be allocated among the Contributed Assets, in accordance with Section 1060 of the Code. A schedule setting forth such allocation shall be prepared by Buyers and delivered to Parent as soon as practicable following the date hereof and Parent and Buyers covenant and agree to apply all reasonable efforts to agree on such allocation. Buyers agree that Parent shall have the right to consult with Buyers in the preparation of the allocation, and Buyers shall take into account any comments of Parent in good faith. Each of Buyers, Parent and Existing Sub agree to make any Tax Return or other document or filing consistent with the allocations as agreed following the Closing.

          (c) Any Tax sharing contracts or agreements between Existing Sub and Parent (or any Affiliate of Parent) shall be terminated on the Closing Date, and no Person shall have any rights or obligations under such Tax sharing contracts or agreements after such termination. Any power of attorney granted by Existing Sub to any other Person with respect to Taxes shall be terminated as of the Closing Date.

          (d) For purposes of Section 12.2(g)(i), with respect to any Taxes payable for a taxable period which begins before and ends after the Closing Date, the portion of such Taxes which is payable for the portion of such taxable period ending on the Closing Date shall be (i) in the case of any Tax other than a Transfer Tax or a Tax based upon or measured by income or receipts, the amount of such Tax for the entire taxable period (or, in the case of such Taxes determined on an arrears basis, the amount of such Tax for the immediately preceding period) multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period and (ii) in the case of a Transfer Tax or a Tax based upon or measured by income or receipts, the amount which would be payable if the relevant taxable period ended at the end of the Closing Date. In the event that Existing Sub, whether before or after the Contribution, owns an interest in any partnership or other pass-through entity, the taxable period of such partnership or pass-through entity in which Existing Sub is a partner or other beneficial interest holder shall be deemed to terminate on the Closing Date.

          (e) For federal, state and local Tax purposes, Buyers, Parent, and Existing Sub agree to treat all indemnification payments made under Section 12.2 or any other provision of this Agreement as adjustments to the Total Consideration.

     8.5 COVENANT NOT TO COMPETE. In order that Buyers may have and enjoy the full benefit of the Business, Parent agrees that Parent and its Subsidiaries will not, without the written approval of Buyers, (i) engage, directly or indirectly, in any activity involving the manufacture, production, marketing, advertising, distribution or sale of the products of the Business being produced or sold by the Company on the date hereof or on the Closing Date, or any products in the baked goods industry (the "COMPETITIVE PRODUCTS") anywhere in the world (the "COMPETITIVE ACTIVITY"), or (ii) directly or indirectly invest in any equity of or manage, operate or control or become a consultant with respect to any Competitive Activity for any Person that engage in any Competitive Activity for the period beginning on the Closing Date and ending on the fifth anniversary of the Closing Date (the "NONCOMPETITIVE PERIOD"). Notwithstanding the foregoing, nothing contained herein shall limit the right of Parent to hold and make passive investments in securities of any Person that is registered on a national securities exchange or admitted to trading privileges thereon or actively traded in a generally recognized over-the-counter market; provided, that Parent's and any of Parent's Subsidiaries' aggregate beneficial equity interest therein shall not exceed 5% of the outstanding shares or interests in such Person. Except as the parties hereto shall otherwise agree, for a period of two years after the Closing Date, Parent and its Subsidiaries shall not, directly or indirectly, hire or solicit to hire any Employee of Existing Sub or Buyers to leave (or cause or seek to cause to leave) the employee of Existing Sub or Buyers, provided, that the foregoing provision will not prevent Parent from hiring any person (a) whose employment was terminated by Existing Sub or Buyers or (b) who responds to a general solicitation of employment not specifically directed towards employees of Existing Sub or Buyers.

                                   ARTICLE 9

                       CONDITIONS TO BUYERS' OBLIGATIONS

     The obligations of Buyers to effect the transactions contemplated hereby shall be subject to the satisfaction or written waiver. on or before the Closing Date, of each of the following conditions:

     9.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Parent herein and in each Ancillary Document, schedule, exhibit, and certificate delivered pursuant to this Agreement shall be true, complete and accurate in all material respects on the date of this Agreement and on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except for changes expressly contemplated by this Agreement or such Ancillary Document, schedule, exhibit or certificate, as the case may be, and except that any representation and warranty made as of a specified date shall have been true, complete and accurate in all material respects on and as of such date (it being understood that, for purposes of determining the completeness and accuracy of such representations and warranties, all "material adverse effect" and other materiality qualifications contained in such representations and warranties shall be disregarded, and any update of or modification to the Schedules hereto made or purported to have been made after the date of this Agreement shall be disregarded).

     9.2 PERFORMANCE OF AGREEMENTS. Each of Parent and Existing Sub shall have performed and complied in all material respects with all of its agreements and covenants contained herein or in any Ancillary Document to be performed or complied with by it on or prior to the Closing Date.

     9.3 CONSUMMATION OF CONTRIBUTION. The Contribution shall have been effected such that Existing Sub shall have received from Parent the Contributed Assets and shall have only the Assumed Liabilities, except for the Debt Financing.

     9.4 CONSUMMATION OF REPURCHASE. The Repurchase shall have been effected such that Parent shall have transferred, conveyed and delivered the Repurchased Shares to Existing Sub.

     9.5 NO INJUNCTION, ETC. Neither any preliminary or permanent injunction or other order issued by any court of competent jurisdiction or by any Authority nor any Law promulgated or enacted by any United States federal or state governmental authority which, in either case, restrains, enjoins, makes illegal or otherwise prohibits the transactions contemplated hereby shall be in effect.

     9.6 EXECUTIVE OFFICER'S CERTIFICATES. Buyers shall have received certificates from executive officers of each of Parent and Existing Sub, dated as of the Closing Date, reasonably satisfactory in form and substance to Buyers and its counsel, certifying as to the satisfaction of the conditions specified in Sections 9.1 and 9.2 hereof.

     9.7 APPROVALS AND CONSENTS. All material consents, approvals, orders, or authorizations of, registrations or filings with, declarations of, or exemptions or waivers by, any Authority or any other Person including, without limitation, approvals or consents from Parent's shareholders (collectively, "CONSENTS"), reasonably satisfactory in form and substance to Buyers and its counsel, which are reasonably required for the consummation of the transactions contemplated hereby (including, without limitation, pursuant to the Ancillary Documents) or for preventing the termination of any material right, privilege, Permit or Commitment Related to the Business or any material loss or disadvantage to Buyers or Existing Sub upon the consummation of tile transactions contemplated hereby, shall have been obtained, made or filed, as the case may be.

     9.8 ASSIGNMENT AND ASSUMPTION. In connection with the Contribution, Parent shall have executed and delivered to Existing Sub an Assignment and Assumption Agreement (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") in a form acceptable to Buyers and Existing Sub.

     9.9 OPINION. Counsel to Parent and Existing Sub shall have delivered to Buyers an opinion in a form acceptable to Buyers and their counsel.

     9.10 EMPLOYMENT AGREEMENT. Timothy G. Bruer ("Bruer") shall have duly executed and delivered to Buyers an employment agreement in a form acceptable to Buyers and Bruer.

     9.11 SHAREHOLDER AGREEMENT. Parent shall have duly executed and delivered to Buyers a shareholder agreement concerning shares of common stock of Existing Sub, in a form acceptable to Buyers.

     9.12 GUARANTEE. Buyers shall have received from Lawrence D. Field a guarantee in the amount of $750,000 securing Parent's indemnification obligations under this Agreement in a form acceptable to Buyers.

     9.13 WARRANT. Existing Sub shall have issued, and Lawrence D. Field shall have purchased in exchange for $2 million in cash, a warrant (the "FIELD WARRANT") to purchase shares of Existing Sub's common stock in a form satisfactory to Buyers, exercisable upon the attainment by Existing Sub of certain financial criteria to be agreed between the parties hereto.

     9.14 FINANCING. Existing Sub shall have obtained and received the Debt Financing necessary for Existing Sub to repurchase the Repurchased Shares and to pay the Expenses (as hereinafter defined) and any other funds necessary to otherwise consummate the transactions contemplated under this Agreement on terms satisfactory to Buyers; and Buyers shall have received the funds necessary to pay the Purchase Price, on terms satisfactory to Buyers.

     9.15 OPERATION IN ACCORDANCE WITH BUDGET. During the period from July 1, 1998, until the end of the month preceding the Closing Date, the Business shall have achieved cumulative EBITDA equal to or greater than the projected cumulative EBITDA reflected on the budget attached hereto as Exhibit 9.15 (the "BUDGET") and Parent shall have operated the Business in a manner substantially consistent with the Budget.

     9.16 NO ENCUMBRANCE ON ASSETS. As of the Closing Date, none of the Contributed Assets shall be subject to any Encumbrance.

     9.17 NO MATERIAL ADVERSE EFFECT. Since the date hereof until the Closing Date, there shall not have been any events which, individually or in the aggregate, have, or reasonably could be expected to have, a material adverse effect or change on the business, assets, liabilities, operations, results of operations, financial condition or prospects of the Business.

     9.18 NO PROCEEDINGS. Since the date of this Agreement, there must not have been commenced or, to the knowledge of the parties hereto, threatened, against Parent, Buyers or Existing Sub, any proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement or any of the Ancillary Documents, or (b) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on, or otherwise interfering with any of the transactions contemplated by this Agreement or any of the Ancillary Documents.

     9.19 SATISFACTORY COMPLETION OF PRE-ACQUISITION REVIEW. Buyers shall have satisfactorily completed its pre-acquisition legal, financial and business investigation and review and shall be satisfied with the results of that investigation and review.

     9.20 ACCOUNTANT'S LETTER. Buyers shall have received from Pricewaterhouse Coopers, LLP, Buyer's independent auditors, a letter dated as of the Closing Date, in form and substance reasonably satisfactory to Buyers, to the effect that the transactions contemplated herein shall be accounted for as a recapitalization.

     9.21 RECAPITALIZATION ACCOUNTING AND TAX TREATMENT. No facts or circumstances shall exist that would prevent the transactions contemplated herein from (a) being accounting for as a recapitalization; and (b) treated as a taxable transaction.

     9.22 LOCATION OF CONTRIBUTED ASSETS. Except as set forth on Schedule 7.11, all Contributed Assets shall be located at Parent's Tulsa facilities.

                                  ARTICLE 10

                      CONDITIONS TO PARENT'S OBLIGATIONS

     The obligations of Parent to effect the transactions contemplated hereby shall be subject to the satisfaction or written waiver on or before the Closing Date, of each of the following conditions:

     10.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of Buyers contained herein and in each Ancillary Document, schedule, exhibit and certificate delivered pursuant to this Agreement shall be true, complete and accurate in all material respects on the date of this Agreement and on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date, except for changes expressly contemplated by this Agreement or such Ancillary Document, schedule, exhibit or certificate, as the case may be, and except that any representation and warranty made as of a specified date shall have been true, complete and accurate in all material respects on and as of such date (it being understood that, for purposes of determining the completeness and accuracy of such representations and warranties, all materiality qualifications shall be disregarded).

     10.2 PERFORMANCE OF AGREEMENTS. Buyers shall have performed and complied in all material respects with all of their respective agreements and covenants contained herein or in any Ancillary Document to which any Buyer is a party to be performed or complied with by any Buyer on or prior to the Closing Date.

     10.3 DELIVERIES. Parent shall have received from Buyers (i) the Purchase Price in accordance with Section 3.1, subject to certain adjustments as provided for herein and (ii) the certificates and the other documents contemplated by
Section 4.2.

     10.4 NO INJUNCTION, ETC. Neither any preliminary or permanent injunction or other order issued by any court of competent jurisdiction or by any Authority nor any Law promulgated or enacted by any United States federal or state governmental authority which, in either case, restrains, enjoins, makes illegal or otherwise prohibits the transactions contemplated hereby shall be in effect.

     10.5 PARENT'S SHAREHOLDERS APPROVALS AND CONSENTS. All consents and approvals from Parent's shareholders) which are required for the consummation of the transactions contemplated hereby (including, without limitation, pursuant to the Ancillary Documents) shall have been obtained.

     10.6 REPURCHASES. Payment of the Repurchase Price shall have been delivered to Parent in accordance with Section 4.2(d).

     10.7 OPINION. Counsel to Buyers shall have delivered to Parent an opinion in a form acceptable to Parent and its counsel.

                                  ARTICLE 11

                         TERMINATION PRIOR TO CLOSING

     11.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing, before or after approval by the stockholders of the Parent, by the mutual consent of Parent and Buyers.

     11.2 TERMINATION BY EITHER PARENT OR BUYERS. This Agreement may be terminated by written notice of either Parent or Buyers if (a) the transactions contemplated hereunder shall not have been consummated by December 31, 1998 (unless the failure to consummate the transactions contemplated hereunder is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Closing), or (b) the approval of Parent's shareholders in accordance with applicable law and its certificate of incorporation and by-laws shall not have been obtained at a meeting duly convened therefor or at any adjournment or postponement thereof, or (c) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to clause (c) above shall have used all commercially reasonable efforts to remove such injunction, order or decree.

     11.3 OTHER TERMINATION RIGHTS.

          (a) This Agreement may be terminated at any time prior to the Closing by written notice given

                 (i) by Buyers, following a breach of any covenant or agreement of Parent or Existing Sub contained in this Agreement, or if any representation or warranty of Parent contained in this Agreement shall be or shall have become inaccurate, in either case such that any of the conditions set forth in Sections 9.1 and 9.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty was or shall have become inaccurate; provided, however, that: (A) if such breach or inaccuracy is curable by Parent or Existing Sub, then Buyers may not terminate this Agreement under this Section 11.3(a) with respect to the particular breach or inaccuracy prior to or during the 30-day period commencing upon delivery by Buyers of written notice to Parent or Existing Sub of such breach or inaccuracy, provided Parent continues to exercise all reasonable efforts to cure such breach or inaccuracy; and (B) the right to terminate this Agreement under this Section 11.3(a) shall not be available to Buyers if the breach is the result of any willful act on the part of Buyers, designed to impede the consummation of any transaction contemplated hereby.

                 (ii) by Parent or Existing Sub, following a breach of any covenant or agreement of Buyers contained in this Agreement, or if any representation or warranty of Buyers contained in this Agreement shall be or shall have become inaccurate, in either case such that any of the conditions set forth in Sections 10.1 or 10.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty was or shall have become inaccurate; provided, however, that: (A) if such breach or inaccuracy is curable by Buyers, then neither Parent nor Existing Sub may terminate this Agreement under this Section 11.3(b) with respect to the particular breach or inaccuracy prior to or during the 30-day period commencing upon delivery by Parent or Existing Sub or written notice to Buyers of such breach or inaccuracy, provided Buyers continues to exercise all reasonable efforts to cure such breach or inaccuracy, and (B) the right to terminate this Agreement under this Section
11.3 (b) shall not be available to Parent or Existing Sub if the breach is the result of any willful act on the part of Parent or Existing Sub, designed to impede the consummation of any transaction contemplated hereby.

          (b) This Agreement may be terminated immediately by Buyers by written notice given by Buyers to Parent if (i) Parent's Board of Directors shall have withdrawn or modified or amended, in a manner adverse to Buyers, either its approval or recommendation (pursuant to Section 7.8 hereof) that the Parent's shareholders approve the transactions as contemplated by this Agreement including, without limitation, the Contribution and sale of the Shares and any other matter required to be approved by the Parent's stockholders in connection thereto, (ii) Parent shall have failed to include in its proxy statement distributed in connection with the Parent Shareholders' Meeting the recommendation in favor of the adoption and approval of this Agreement and the Ancillary Documents and approval of the transactions contemplated herein and therein, or (iii) at any time Buyers shall have determined that it is not satisfied with the results of its pre-acquisition legal, financial and business investigation and review.

          (c) This Agreement may be terminated immediately by Buyers by written notice given by Buyers to Parent if Lawrence Field has not entered into a Voting Agreement, on terms reasonably satisfactory to Buyers, by the earlier of (i) ten business days after the date of this Agreement; and (ii) the date upon which a proxy statement or similar document is sent to Parent's shareholders in connection with the transactions contemplated herein.

     11.4 EFFECT ON OBLIGATIONS.  Termination of this Agreement pursuant to this
Article XI shall terminate all obligations of the parties hereunder, except for the obligations under Sections 7.4, 11.4, 13.6, 13.7 and 13.10; provided, however that termination pursuant to Sections 11.2 or 11.3 shall not relieve any defaulting or breaching party or parties from any liability to the other parties hereto.

                                  ARTICLE 12

                                INDEMNIFICATION

     12.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Each representation and warranty made in this Agreement, other schedules, exhibits and certificates delivered or to be delivered pursuant to this Agreement shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto and each such representation and warranty shall expire on the second anniversary of the Closing Date, except for the representations and warranties set forth in Section 5.10 (only with respect to Equipment and inventory) which shall expire six (6) months from the Closing Date and in
Section 5.23 which shall expire on the later of four and a half (4 1/2) months from the Closing Date and February 15, 1999 and except for the representations and warranties set forth in Sections 5.09, 5.19, 5.20 and 5.22, which shall survive the Closing until sixty (60) days after the expiration of the applicable statute of limitations (including all waivers or extensions thereof). After the expiration of such periods, any claim by a party hereto based upon any such representation or warranty, shall be of no further force and effect, except to the extent a party has asserted a claim for breach of any such representation or warranty (including matters not then quantifiable) prior to the expiration of such period, in which event any representation or warranty to which such claim relates shall survive with respect to such claim until such claim is resolved as provided in this Article XII. The covenants and agreements contained herein to be performed or complied with after the Closing (including, without limitation, the covenants set forth in Sections 4.2 and 4.3) shall survive the Closing for so long as such covenants and agreements shall remain executory in nature. The right to indemnification, reimbursement, or other remedy based on such representations, warranties, covenants and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) about, the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligations. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement, or other remedy based on such representations, warranties, covenants and obligations.

     12.2 INDEMNIFICATION BY PARENT. From and after the Closing, Parent shall indemnify and hold harmless Existing Sub, Buyers, their respective Affiliates, members, Affiliates' members (as applicable), officers, directors, employees, agents, representatives, successors and assigns (the "BUYER INDEMNITEES"), from and against any and all Losses incurred by any of them arising out of, relating to or resulting from any of the following:

          (a) the failure by Parent to pay, perform or discharge when due any of the Retained Liabilities;

          (b) any breach by Parent of any of the representations or warranties made by Parent in this Agreement (without giving effect to any update to the Disclosure Schedule), the Disclosure Schedule, any update to the Disclosure Schedule, the Executive Officers' Certificates described in Section
9.6 herein, any conveyance instrument or any other certificate or document delivered by Parent or Existing Sub pursuant to this Agreement;

          (c) any failure by Parent or, prior to the Closing, Existing Sub to perform any of its covenants or agreements contained in this Agreement or in any other document, writing or instrument delivered by Parent or Existing Sub pursuant to this Agreement;

          (d)    the items set forth on Schedule 5.12;

          (e) any and all Losses which may be incurred by Existing Sub or its Affiliates as a result of noncompliance with any such "bulk sales" provisions or laws or other transfer laws including, but not limited to, Losses attributable to liability for Taxes for which Existing Sub is liable pursuant to Section 6901 of the Code, or any analogous provision of local, state, federal or foreign law, or otherwise;

          (f) any action taken or not taken in connection with the sale contemplated hereby and by the Ancillary Documents related to (i) the termination of employment of any Employee by Parent or, prior to Closing, Existing Sub, or the termination by Parent or, prior to Closing, Existing Sub, of any independent contractor or consulting agreement; or (ii) the employment or retirement status with Parent or Existing Sub of any Employee or former Employee;

          (g) without duplication, any Taxes (including reasonable attorneys' and accountants' fees and other reasonable out-of-pocket expenses incurred in connection therewith), including, without limitation, any Taxes imposed by reason of the transactions contemplated by this Agreement, (i) imposed on or payable by Existing Sub with respect to any taxable period or portion thereof that ends on or before the Closing Date or (ii) imposed on or payable by Existing Sub under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign law) by reason of Existing Sub being included in any consolidated, affiliated, combined or unitary group at any time on or before the Closing Date; and

          (h) any Loss, arising out of or relating to, the funding, operation, administration, amendment termination of, or withdrawal or partial withdrawal from, any Benefit Plan established, maintained or contributed to by Existing Sub, Parent, any Subsidiary or ERISA Affiliate as of, or prior to, the Closing Date, whether such liabilities, obligations or Loss arise out of or relate to, any event or state of facts occurring or existing before, on or after the Closing Date, and including, but not limited to liabilities, obligations or Loss arising under Title IV of ERISA,
Section 302 of ERISA or Section 412 or 4971 of the Code.

except that that any materiality (or correlative meaning) qualifications included in the representations and warranties set forth in Article V shall have no effect on any provisions in this Section 12.2 concerning the indemnities of Parent and Existing Sub with respect to such representations and warranties, each of which is given as though there were no materiality qualification for purposes of such indemnities.

     12.3 INDEMNIFICATION BY BUYERS. From and after the Closing, Buyers shall indemnify and hold harmless Parent and their respective Affiliates and respective officers, directors, employees, agents, consultants, representatives, successors and assigns of any of the foregoing (the "PARENT INDEMNITEES"), from and against any and all Losses incurred by any of them arising out of, relating to or resulting from any of the following:

          (a) any breach by Buyers of any of the representations or warranties made by Buyers in this Agreement;

          (b) any failure by Buyers to perform any of its covenants or agreements contained in this Agreement;

          (c) the failure by Existing Sub, after the Closing to pay, perform or discharge when due any of the Assumed Liabilities,

          (d) any Taxes (including reasonable attorneys' and accountants' fees and other reasonable out-of-pocket expenses incurred in connection therewith), imposed on or payable by Existing Sub with respect to any taxable period or portion thereof beginning after the Closing Date; and

          (e) subject to Section 2.4(b) and 12.2(h) hereof, any Loss, arising out of or relating to, the funding, operation, administration, amendment, termination of, or withdrawal or partial withdrawal from, any Benefit Plan established, maintained or contributed to by Existing Sub or Buyers after the Closing Date, to the extent such liabilities, obligations or Loss arise out of or relate to, any event or state of facts occurring after the Closing Date, and including, but not limited to liabilities, obligations or Loss arising under Title IV of ERISA, Section 302 of ERISA or Section 412 or 4971 of the Code.

except that any materiality (or correlative meaning) qualifications included in the representations and warranties set forth in Article VI shall have no effect on any provisions in this Section 12.03 concerning the indemnity of Buyers with respect to such representations and warranties, each of which Is given as though there were no materiality qualification for purposes of such indemnities.

     12.4 RIGHT OF SET-OFF. Upon notice to Parent specifying in reasonable detail the basis for such set-off, a Buyer Indemnitee may set-off any amount to which it may be entitled under this Article 12 against amounts otherwise payable to Parent pursuant to Section 3.4 or Section 3.5 herein. The exercise of such right of set-off by a Buyer Indemnitee in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under
Section 3.4 or Section 3.5
herein. Neither the exercise of nor the failure to exercise such right of set-off will constitute an election of remedies or limit any Buyer Indemnitee in any manner in the enforcement of any other remedies that may be available to it.

     12.5 PROCEDURE FOR INDEMNIFICATION.

          (a) Any Indemnitee shall give the Indemnitor, prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which such Indemnitee has knowledge concerning any Loss as to which such Indemnitee may request indemnification hereunder; provided that failure of the Indemnitee to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder except to the extent that the Indemnitor. is prejudiced thereby. The Indemnitor shall have the right to direct, through counsel of its own choosing, which counsel shall be reasonably satisfactory to the Indemnitee, the defense or settlement of any claim or proceeding the subject of indemnification hereunder at its own expenses. If the Indemnitor elects to assume the defense of any such claim or proceeding, the Indemnitee may participate in such defense, but in such case the expenses of the Indemnitee shall be paid by the Indemnitee. The Indemnitee shall. upon reasonable notice, provide the Indemnitor with reasonable access to its records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the Indemnitor in the defense or settlement thereof, and the Indemnitor shall promptly reimburse the Indemnitee for all its reasonable out-of-pocket expenses in connection therewith. If the Indemnitor elects to direct the defense of any such claim or proceeding, the Indemnitee shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnitor consents in writing (which consent shall not be unreasonably withheld) to such payment or unless the Indemnitor withdraws from or fails to maintain the defense of such asserted liability or unless a final judgment from which no appeal may be taken by or on behalf of the Indemnitor is entered against the Indemnitee for such liability. No settlement in respect of any third party claim may be effected by the Indemnitor without the Indemnitee's prior written consent unless the settlement involves only a monetary payment and no other obligations on Indemnitee's part and a full and unconditional release of the Indemnitee. If the Indemnitor shall fail to undertake tile defense or settlement thereof, Indemnitee shall have the right to take exclusive control of the defense, negotiation and/or settlement of such third party claim, at the Indemnitor's expense. If the Indemnitee assumes the defense of any such claim or proceeding pursuant to this Section, it may conduct such defense as it reasonably deems appropriate (without regard to the availability of indemnification hereunder), and the Indemnitor shall be responsible for and pay all reasonable costs and expenses of such defense, including its compromise or settlement.

          (b) Notwithstanding the foregoing, with respect to any claim or demand that the Indemnitor is defending, the Indemnitee shall have the right to retain separate counsel to represent it and the Indemnitor shall pay the fees and expenses of such separate counsel if there are conflicts that make it reasonably necessary for separate counsel to represent the Indemnitee and the Indemnitor.

     12.6 PAYMENT. With respect to Claims by third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnitor promptly upon (i) the entry of a judgment against the Indemnitee and the expiration of any applicable appeal period; (ii) the entry of a non-appealable judgment or final appellate decision against the Indemnitee; or (iii) the closing under any settlement agreement. Notwithstanding the foregoing, expenses of the Indemnitee for which the Indemnitor is responsible shall be reimbursed on a current basis by the Indemnitor.

     12.7 LIMITATION ON RIGHT OF INDEMNIFICATION. Notwithstanding any other provision of this Agreement, an Indemnitee shall be entitled to assert a claim for indemnification under 12.2 (a) through (f) or 12.2(h), only to the extent the aggregate amount of all such claims exceed $220,000, in which event the Indemnitee shall be entitled to seek indemnification for the full amount of such claims in excess of $220,000.

     12.8 OTHER INDEMNIFICATION PROVISIONS. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy Indemnitee may have for breach of any representation, warranty, covenant or agreement; provided that, in the absence of fraud, the limitations on right of indemnification set forth above shall apply to such remedies.

                                  ARTICLE 13

                                 MISCELLANEOUS

     13.1 INTERPRETIVE PROVISIONS. It is understood and agreed that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the schedules hereto is not intended to imply that such amounts or any higher or lower amounts, or the items so included or other items, are or are not material, and neither party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the schedules hereto as to whether any obligation, item or matter not described herein or included in a schedule is or is not material for purposes of this Agreement.

     13.2 ENTIRE AGREEMENT. This Agreement (including the exhibits, any other schedules and other documents referred to herein), and the Ancillary Documents constitute the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto, with respect to the subject matter hereof.

     13.3 SUCCESSORS AND ASSIGNS; BENEFITS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; except that this Agreement may not be assigned by Parent or Existing Sub without the prior written consent of Buyers or by Buyers without the prior written consent of Parent; provided, however, that this Agreement may be assigned by Buyers in whole or part to an Affiliate of Buyers or to third parties (for the purpose of allowing such third parties to purchase a portion of the Shares) without the prior written consent of Parent. Any such assignee shall execute a counterpart of this Agreement agreeing to be bound by the provisions hereof. Nothing in this Agreement, express or implied, is intended to, or shall confer on, any Person other than any of the parties hereto any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     13.4 HEADINGS. The headings of the articles, sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     13.5 MODIFICATION AND WAIVER. This Agreement may be amended or modified, and any provision of this Agreement may be discharged or waived, only by a document signed by the party against which the amendment modification, discharge, or waiver is sought to be enforced, provided, however, that Exhibit A may be amended by Swander Pace Capital Fund, L.P. at any time prior to the Closing without the consent of any other party, so long as any parties added to Exhibit A shall sign a counterpart signature page to this Agreement and shall at that time be deemed a party hereto, and provided further, that Swander Pace Capital Fund, L.P. shall at all time be a party to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     13.6 EXPENSES. Except as otherwise expressly contemplated by this Agreement, whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay all costs and expenses incurred by it or on its behalf in connection with the negotiation, preparation, execution and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including, without limitation, fees, expenses and disbursements of its own financial consultants, accountants and counsel ("EXPENSES"), provided, however, that in the event this Agreement is terminated in accordance with Article XI, then Parent shall, within 60 days of such termination, pay all out-of-pocket third party Expenses of Buyers (including, without limitation, the reasonable fees and expenses of Buyers' counsel and fees payable to the Debt Financing entities and their respective counsel or other advisors and to other financing sources utilized by Buyers for purposes of the transactions contemplated herein and in the Ancillary Documents, and all reasonable consulting fees payable to Swander Pace & Co.), unless failure to consummate the transactions contemplated herein is the result of a breach of Buyers' representations and warranties or Buyers' failure to perform its covenants and agreements contained herein, and provided further, that in no event shall Parent pay to Buyers in excess of $200,000 for Buyers' Expenses, excluding the fees of legal counsel and any fees payable to banks. Upon consummation of the transactions contemplated by this Agreement, Existing Sub shall, within 30 days after the Closing Date, in immediately available funds reimburse Buyers by wire transfer for all of its Expenses and shall also pay to Buyers in cash the sum of $500,000.

     13.7 NOTICES. Any notice, request, response, demand, claim or other communication required or permitted hereunder (or in any Ancillary Document not containing an alternative notice provision) by any party hereto to any other party shall be in writing and transmitted, delivered or sent by (a) personal delivery, (b) courier or messenger service, whether overnight or same day (c) certified United States mail postage prepaid, return receipt requested, or (d) prepaid telecopy or facsimile (except, that no request for indemnification may be provided by telecopy or facsimile),

     If to Parent, to:

          Silverado Foods, Inc.
          6846 South Canton
          Suite 110
          Tulsa, Oklahoma 74136
          Telephone:  (918) 496-2400
          Telecopier:  (918) 491-6290
          Attention:  Lawrence D. Field



     With a copy to:

          Conner & Winters
          3700 First Place
          15 East Fifth Street
          Tulsa, Oklahoma 74103
          Telephone:  (918) 586-8540
          Telecopier: (918) 586-8548
          Attention:  R. Kevin Redwine, Esq.

     If to Buyers, to:

          Swander Pace Capital Fund, L.P.
          345 California Street, Suite 2500
          San Francisco, California 94104
          Telephone:  (415) 477-8500
          Telecopier: (415) 477-8510
          Attention:  Andrew H. Richards

     With a copy to:

          Cooley Godward LLP
          One Maritime Plaza, 20th Floor
          San Francisco, California 94111-3580
          Telephone:  (415) 693-2000
          Telecopier: (415) 951-3699
          Attention:  Samuel M. Livermore, Esq.

     If to Existing Sub, to:

          Mom's Best Services, Inc.
          c/o Silverado Foods, Inc.
          6846 South Canton
          Suite 110
          Tulsa, Oklahoma 74136
          Telephone:  (918) 496-2400
          Telecopier: (918) 491-6290
          Attention:  Timothy G. Bruer

or at such other address for a party as shall be specified by like notice. Each communication transmitted, delivered, or sent (a) in person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or (b) by telecopy or facsimile transmission or by electronic mail shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other Party that the transmission is illegible).

     Nevertheless, if the date of delivery or transmission is not a Business Day, or if the delivery or transmission is after 5:00 p.m., local time in Tulsa, Oklahoma on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.

     13.8 SPECIFIC PERFORMANCE. The parties hereto hereby acknowledge that each party hereto would suffer irreparable injury and would not have an adequate remedy at law for money damages if the provisions of this Agreement were not performed in accordance with their terms. Each party hereto agrees that the other parties hereto shall be entitled to specific enforcement of the term's of this Agreement in addition to any other remedy to which they are entitled, at law or in equity. Furthermore, if any action or proceeding shall be instituted to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives the claim or defense therein that there is an adequate remedy at law, and agrees not to urge in any such action or proceeding the claim or defense that such remedy at law exists.

     13.9 GOVERNING LAW. The validity, performance and enforcement of this Agreement and all Ancillary Documents, unless expressly provided to the contrary, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof, except that with respect to matters regarding the transfer of right, title to and interest in any Assigned Contract or Permit, the laws governing such Assigned Contract or Permit shall govern, without giving effect to the principles of conflicts of law thereof.

     13.10 PUBLIC ANNOUNCEMENTS. Neither Parent nor Existing Sub, on the one hand, nor Buyers on the other hand, shall make any public announcements, including, without limitation, any press releases, pertaining in any way to this Agreement and the transactions contemplated hereby without, the prior consent of the other party, which consent shall not be unreasonably withheld, except as may be required by law; provide however, that without such prior consent, any party hereto shall be free to make comments to its stockholders, members and employees and to financial analysts and the press which are substantially consistent with disclosures in such public announcements.

     13.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement of Stock Purchase and Sale to be executed on its behalf as of the date first above written.

                                  SILVERADO FOODS, INC.


                                  By: /s/ Lawrence D. Field
                                      ----------------------------------------
                                     Name:  Lawrence D. Field
                                     Title: Chairman of the Board of Directors


                                  MOM'S BEST SERVICES, INC.


                                  By: /s/ Dorvin D. Lively
                                      ----------------------------------------
                                  Name:  Dorvin D. Lively
                                        --------------------------------------
                                  Title: Vice President and Chief
                                        --------------------------------------
                                         Financial Officer
                                        --------------------------------------


                                  SWANDER PACE CAPITAL FUND, L.P.
                                  By Swander Pace Capital LLC,
                                  its General Partner


                                  By:   /s/ Andrew Richards
                                        --------------------------------------
                                  Name:     Andrew Richards
                                        --------------------------------------
                                  Title:    Managing Director
                                        --------------------------------------



                                  SPC GP FUND, LLC



                                  By:   /s/ Andrew Richards
                                        --------------------------------------
                                  Name:     Andrew Richards
                                        --------------------------------------
                                  Title:    Managing Director
                                        --------------------------------------



                                  SPC EXECUTIVE ADVISORS FUND, LLC



                                  By:   /s/ Andrew Richards
                                        --------------------------------------
                                  Name:     Andrew Richards
                                        --------------------------------------
                                  Title:    Managing Director
                                        --------------------------------------

                                   EXHIBIT A

                                    BUYERS





       NAME OF BUYER           NUMBER OF SHARES    PERCENTAGE OF PURCHASE
                                  PURCHASED               PRICE PAID
----------------------------------------------------------------------------
Swander Pace Capital Fund,          871,111                 96.79
L.P.
----------------------------------------------------------------------------
SPC GP Fund, LLC                     14,489                  1.61
----------------------------------------------------------------------------
SPC Executive Advisors               14,400                  1.6
Fund, LLC
----------------------------------------------------------------------------

List of Schedules (Intentionally Omitted)

     2.2(a)         Hardware
     2.2(c)         Personalty Leases
     2.2(d)         Intellectual Property Rights
     2.3            Excluded Assets
     5.1            Organization and Standing
     5.2(c)         Authorization
     5.6(a)/(b)     Financial Statements
     5.7            Insurance Policies
     5.8            Absence of Changes
     5.9(a)         Liens and Encumbrances
     5.9(b)         Real Property
     5.10           Condition of Buildings, Structures, Equipment, etc.
     5.11           Agreements, Plans and Arrangements, etc.
     5.12           Legal Proceedings
     5.13           Notice of Proceeding, Violation, etc.
     5.15           Permits
     5.17           The Business
     5.18           Employment Matters
     5.19           Tax Matters
     5.20           Employee Benefit Plans and Employee Agreements
     5.21           Accounts Receivable
     5.22           Environmental Matters
     5.25           Transactions with Affiliates
     5.28           Trade Deals and Promotions
     7.2            Conduct of Business
     7.2(b)         Conduct of Business
     7.11           Location of Assets

Exhibits

     Exhibit A:     List of Buyers
     Exhibit 5.6(b):Interim Financial Statements (Intentionally Omitted)
     Exhibit 9.15:  Budget of the Business (Intentionally Omitted)

                                 AMENDMENT TO
                     AGREEMENT OF STOCK PURCHASE AND SALE

     THIS AMENDMENT TO AGREEMENT OF STOCK PURCHASE AND SALE (this "AMENDMENT"), made and entered into this 28th day of October, 1998, by and among SILVERADO FOODS, INC., an Oklahoma corporation ("PARENT"), MOM'S BEST SERVICES, INC., a Florida corporation and a wholly owned subsidiary of Parent ("EXISTING SUB"), and the other entities set forth on Exhibit A attached hereto ("BUYERS").

     WHEREAS, Parent, Existing Sub, Swander Pace Capital Fund, L.P., SPC Executive Advisers Fund, LLC and SPC GP Fund, LLC entered into an Agreement of Stock Purchase and Sale dated as of August 14, 1998 (the "AGREEMENT"), pursuant to which the parties thereto set forth the term and conditions under which they would effect a recapitalization of Existing Sub;

     WHEREAS, the parties hereto and the parties to the Agreement desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the parties hereto agrees as follows. Certain terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

A.   ADDITION OF PARTY TO AGREEMENT

     1. Section 13.5 of the Agreement provides that Exhibit A to the Agreement may be amended by Swander Pace Capital Fund, L.P. at any time prior to the Closing without the consent of any other party, so long as, among other things, any parties added as parties to the Agreement pursuant to Section 13.5 shall sign a counterpart signature page to the Agreement.

     2. The parties hereto hereby agree that Exhibit A to the Agreement shall be amended by adding SPC Associates Fund, LLC to Exhibit A to the Agreement and in every other way replacing Exhibit A to the Agreement with Exhibit A to this Amendment. The parties further agree that execution of this Amendment shall be accepted as a counterpart signature page to both the Agreement and to this Amendment. All parties hereto shall be deemed to be a party to the Agreement, as amended by this Amendment.

B.   DEFINITIONS

     1. The reference to the "Field Warrant" in Article I of the Agreement shall be removed. Section 9.13 of the Agreement shall be deleted. The numeration of the other sections of Article 9 shall not be affected.

                                       1.

     2.   The following definition shall be added to Article I of the Agreement:

     "FURTHER DEBT FINANCING": as set forth in Section 2.1(d).


C.   PURCHASE AND REPURCHASE

     1.   The parties hereto hereby agree that in Section 2.1(a):

          (a) each appearance of the amount of $24 million in Section 2.1(a) of the Agreement shall be replaced with the amount of $17.0 million;

          (b) the words "and the purchase price of the Field Warrant" shall be deleted from Section 2.1(a)(ii)(A); and

          (c) the clause "- Field Warrant" shall be deleted from the mathematical formula.

     2.   The parties hereto hereby agree that in Section 2.1(b):

          (a) each appearance of the amount of $24 million in Section 2.1(b) of the Agreement shall be replaced with the amount of $17.0 million;

          (b) the words "and the purchase price of the Field Warrant" shall be deleted from Section 2.1(b)(ii)(A); and

          (c) the clause "- Field Warrant" shall be deleted from the mathematical formula.

     3. The following Sections 2.1(c) and 2.1(d) shall be added immediately after Section 2.1(b):

     (c) The following term shall have the following meaning: "YEAR-END PAYMENT PERIOD" shall mean the twelve month period ending on December 31, 1998.

     (d) Existing Sub shall pay to Parent an amount in cash ("YEAR-END PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) EBITDA (as defined in Section 3.5(a)) for the Year-End Payment Period, minus (y) $2 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $0.3 million, shall equal $0.3 million), and the denominator of which is equal to $0.3 million, and (B) $3 million.

          (i) Subject to Section 2.1(d)(ii) below, any Year-End Payment paid pursuant to this Section shall be delivered from Existing Sub to Parent as soon as reasonably practicable following the availability of audited financial statements for the Business relating to the relevant Year-End Payment Period.

                                       2.

          (ii) Notwithstanding the foregoing, if a Year-End Payment is payable under this Section and there exists any outstanding claim for indemnification asserted by any Buyer Indemnitee pursuant to Article XII hereof, the portion of the Year-End Payment equal to the amount of such outstanding claim for indemnification asserted by any Buyer Indemnitee (the "YEAR-END HOLDBACK AMOUNT"), to be paid by Buyers to Parent shall be delayed until the final resolution of such claim. The excess, if any, of the Year-End Payment payable to Parent over the Year-End Holdback Amount shall be paid in accordance with paragraph (i) above. If any Buyer Indemnitee is subsequently entitled to be indemnified pursuant to Article XII hereof, then a portion of the Year-End Holdback Amount equal to the amounts owed to Buyer Indemnitee shall be paid to Buyer Indemnitee.

          (iii) Parent shall, in cooperation with Buyers, cause Existing Sub to have available to it a credit facility specifically for the purpose of making the Year-End Payment, with terms reasonably satisfactory to Buyers, the amount available under which shall be adequate for the Year-End Payment (the "FURTHER DEBT FINANCING").

D.   REPURCHASE PRICE ADJUSTMENT.  The dollar amount $2,196,475 found in Section
3.2 shall be replaced with the dollar amount $2,696,475.

E.   EARN-OUT PAYMENTS

     1. The definition of "Additional Earn-Out Date" set forth in Section 3.5(a) shall be October 31, 1999, instead of September 30, 1999.

     2. Section 3.5(b) of the Agreement shall be replaced in its entirety with the following text:

     "(b) Subject to paragraph (c) of this Section,

          (i) Existing Sub shall pay to Parent an amount in cash ("INITIAL EARN-OUT PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) EBITDA for the Initial Earn-Out Period, minus (y) $3 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $1 million, shall equal $1 million), and the denominator of which is equal to $1 million, and
     (B) $3 million;

          (ii) Existing Sub shall pay to Parent an amount in cash ("ADDITIONAL EARN-OUT PAYMENT") equal to the product of (A) a fraction, the numerator of which is equal to (x) Plant-Level EBITDA for the Additional Earn-Out Period, minus (y) $8.6 million (which numerator, if such difference equals a negative number, shall equal zero, and if such difference is greater than $1 million, shall equal $1 million), and the denominator of which is equal to $1 million and (B) $ 5 million."

                                       3.

F.   CONDITIONS TO BUYERS' OBLIGATIONS.

    1.    The following Section 9.23 shall be added immediately after Section
9.22:

    "9.23 HSR ACT. The waiting period applicable to the consummation of the transactions contemplated herein under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated."

    2. Buyers acknowledge that the due and valid entering into of a sub-lease from Parent to Existing Sub of the property located at 3920 East Pine Street, Tulsa, Oklahoma (the "PROPERTY") and the receipt or entering into of any other agreements, documents, approvals or consents related thereto, each on terms reasonably satisfactory to Buyers, shall fulfill the condition set forth in Section 9.3 with respect to such Property, as well as any other provisions of the Agreement requiring an assignment of the lease covering the Property.

    3.    The following sentence shall be added to Section 9.14:

    "The Further Debt Financing shall have been made available to Existing Sub to make the Year-End Payment on terms satisfactory to Buyers."

G.  MISCELLANEOUS

    1. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

    2. This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

    3. Except as amended hereby, the Agreement shall remain in full force and effect.

                                       4.

     The parties hereto have caused this Amendment to Agreement of Stock Purchase and Sale to be executed and delivered as of the date first written above.

SILVERADO FOODS, INC.


     By:  /s/ Lawrence D. Field
          --------------------------------------------
          Name:     Lawrence D. Field
          Title:    Chairman of the Board of Directors


MOMS' BEST SERVICES, INC.


     By:  /s/ Tim Bruer
          --------------------------------------------
          Name:     Tim Bruer
          Title:    President


SWANDER PACE CAPITAL FUND, L.P.,
     a Delaware limited partnership

     By:  SWANDER PACE CAPITAL, L.L.C.,
          a Delaware limited liability company, its general partner

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards


SPC EXECUTIVE ADVISERS FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards

                                       5.

SPC GP FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards


SPC ASSOCIATES FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager

     By:  /s/ Andrew Richards
          --------------------------------------------
          Andrew H. Richards

                                       6.

                                   EXHIBIT A

      NAME OF BUYER             NUMBER OF SHARES      PERCENTAGE OF PURCHASE
                                   PURCHASED                 PRICE PAID
Swander Pace Capital Fund,
L.P.
SPC GP Fund, LLC
SPC Executive Advisers Fund,
LLC
SPC Associates Fund, LLC

                                      7.

                                                                      APPENDIX B

                     [PENN HUDSON LETTERHEAD APPEARS HERE]


PRIVATE AND CONFIDENTIAL

October 28, 1998

Board of Directors
Silverado Foods, Inc.
6846 S. Canton, Suite 110
Tulsa, OK 74136


Members of the Board:

        We have been informed by Silverado Foods, Inc. ("Silverado" or the "Company") that Silverado, Mom's Best Services, Inc., a Florida corporation and wholly-owned subsidiary of the Company ("Existing Sub"), has entered into an agreement date August 14, 1998, with Swander Pace Capital Fund, L.P., SPC GP Fund, LLC and SPC Executive Advisors Fund, LLC ("SPC") whereby the Company and Existing Sub will sell to SPC substantially all of the business, operations and assets of the Company's Nonni's Biscotti business to SPC through a recapitalization of Existing Sub. Pursuant to an amendment to the sale agreement dated October 23, 1998, the value obtainable by the Company under the sale agreement is approximately $28 million comprised of $17 million in cash and the 10% equity retention (the cash portion is estimated to be approximately $15.9 million), a $3 million year-end payment subject to adjustment and up to $8 million in earn-out payments (collectively, the "Offer"), as more fully described in the sale agreement, as amended (the "Agreement"). In conjunction with the proposed purchase by SPC of Nonni's, certain members of management will remain with Nonni's and participate, through an option program, in the ownership of the entity to be formed by SPC.

        You have requested our opinion as to the fairness from a financial point of view to the stockholders of Silverado of the Offer.

        In conducting our analysis and arriving at the opinion expressed herein, we have reviewed and considered the following materials:

          (i) a summary of the financial terms of the Agreement provided by Silverado;

          (ii) certain publicly available historical financial and operating data concerning Silverado including the Annual Report on Form 10-K for the year ended December, 1997 and the Quarterly Reports on Form 10-Q for the quarters ended March, 1998 and June, 1998;

     (iii) certain information of the Company, including financial forecasts relating to the business, earnings, cash flow, assets and prospects of Nonni's prepared by managemnet of Nonni's and SPC;

     (iv) certain industry information prepared by management of Nonni's and LF Capital Partners LLC;

     (v) publicly available financial, operating and stock market data concerning certain companies engaged in business we deemed relatively comparable to Nonni's or otherwise relevant to our inquiry;

     (vi) the financial terms of certain recent transactions we deemed relevant to our inquiry; and

     (vii) the historical market prices of common shares of Silverado.

     We have, with your approval, also relied upon Silverado in all material respects as to its description of the financial terms of the Agreement and the forecasts prepared by Nonni's and SPC. With your permission, we did not undertake any independent verification of such information or undertake an independent appraisal of the assets or liabilities of the Company. Furthermore, we have been directed by Nonni's to not rely upon previous forecasts provided to us.

     As part of our engagement, we retained Concordia, Inc. ("Concordia") to provide to us financial advisory services regarding, among other things, information on the specialty food industry and, more specifically, production capabilities and marketplace opportunities relevant to Nonni's as well as information pertaining to transactions comparable to the Offer. We were subsequently informed by Concordia that the original purchaser of Nonni's had withdrawn and that SPC, introduced by Concordia, was now to be the purchaser. As such, we discontinued our retention with Concordia at that time, but have continued to rely upon information previously provided by Concordia, including, but not limited to, a detailed description of operating capacity, market position, and prospects for Nonni's and the absence of information pertaining to financial terms of certain recent transactions.

     We spoke with management of Silverado and Nonni's by telephone on a number of occasions regarding the history and prospects for Nonni's. In connection with our review and analysis and in arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information provided to us by the Company, Nonni's, Concordia and otherwise publicly available and have not undertaken any independent verification of such information or undertaken an independent appraisal of the assets or liabilities of the Company or Nonni's. With respect to the financial forecasts provided to us by the Company, we have assumed that such forecasts (and the assumptions and bases therefor) have been reasonably prepared and represent management's best currently available estimate as to the future financial performance of Nonni's. Further, our opinion is necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

     We were retained by the Company to render this opinion to the Board of Directors of the Company in connection with the possible sale of Nonni's. We have not been authorized by the Company or its Board of Directors to solicit, nor have we solicited indications of interest from third parties for the acquisition of Nonni's. Our opinion does not address the relative merits of the Offer with any alternative business strategy that may be available to the Company nor as to the appropriateness of the Agreement.

     This letter and the opinion expressed herein are for the use of the Board of Directors of the Company. This opinion does not constitute a recommendation to the stockholders of the Company as to whether such stockholders should approve or disapprove of such Offer. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent, except that the Company may include this opinion in its entirety in any disclosure document to be filed with the Securities and Exchange Commission relating to the Offer; provided that it is an express condition of our consent that the opinion not be changed, altered or quoted and must be referred to as a self contained document.

     Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the cash consideration to be received by the Company in the Offer is fair from a financial point of view to the Company and its shareholders.

Very truly yours,


PENN HUDSON FINANCIAL GROUP, INC.

                                                                      APPENDIX C

                          ACQUIRING PERSON STATEMENT

                  Pursuant to the Oklahoma Control Shares Act
                   Oklahoma Statutes, Title 18, Section 1150

                        ------------------------------


                             SILVERADO FOODS, INC.
                     (name of issuing public corporation)

                         6846 South Canton, Suite 100
                             Tulsa, Oklahoma 74136
                    (address of principal executive office)

                         -----------------------------

                               LAWRENCE D. FIELD
                          (name of acquiring person)

                         -----------------------------

                         Dated as of October 23, 1998

ITEM 1.   Identity of the acquiring person:

                 LAWRENCE D. FIELD

ITEM 2. This statement is given pursuant to Sections 1145 through 1155, inclusive, of title 18 of the Oklahoma Statutes (the "Control Shares Act").

ITEM 3. The acquiring person owns, directly or indirectly, 4,220,009 shares of Common Stock of Silverado Foods, Inc. (the "Company"), and such shares were acquired on the dates and at the prices set forth on
          Schedule I attached hereto.

ITEM 4. Except for Section 1149 of the Control Shares Act, the acquiring person would be deemed to have voting power, as provided in Section 1145 of the Control Shares Act, with respect to 4,220,009 shares of the Company's Common Stock, or 27.4 percent of the issued and outstanding shares of the class.

ITEM 5. The acquiring person requests that the shareholders of the Company approve the following resolution at its next regular meeting:

          RESOLVED, that all of the shares of Common Stock of the Company held by Lawrence D. Field that are deemed "control shares" under the Control Shares Act are hereby accorded the same voting rights as shares that are not "control shares."

ITEM 6.   Not applicable.

                                  SCHEDULE I

----------------------------------------------------------------------------------------
  Date of        Number                        Date of         Number
Acquisition     of Shares   Purchase Price    Acquisition     of Shares   Purchase Price
----------------------------------------------------------------------------------------
   8/4/94         25,000        $7.0000         5/22/95*         9,000        $0.4400
   8/4/94            200        $7.0000         5/22/95         67,500        $1.2200
   8/9/94          5,000        $6.7500         5/23/95          4,500        $3.3750
  8/10/94          4,100        $7.0000         5/23/95          5,500        $3.2500
  8/10/94          5,900        $6.8750         5/24/95          2,400        $3.7500
  8/11/94         35,000        $7.1250         5/24/95          5,000        $3.3750
  8/11/94+       210,528        $2.2500         5/24/95          2,000        $3.2500
  8/11/94         90,164        $2.2500         5/25/95          5,000        $3.3125
  3/24/95         10,000        $3.3750         5/25/95          2,400        $3.5625
  3/24/95          2,500        $3.5000         5/25/95*        11,250        $0.4400
  3/27/95         11,500        $3.3750         5/26/95          1,800        $3.3750
  3/27/95          6,000        $3.5000         5/26/95          2,400        $3.7500
  3/27/95          2,500        $3.2500         5/26/95          1,200        $3.2500
  3/28/95          5,000        $3.5000         5/30/95          7,000        $3.3750
  3/28/95          2,000        $3.2500         5/30/95          3,000        $3.2500
  3/28/95          3,000        $3.3750          6/5/95          2,000        $3.8750
  3/29/95         11,250        $2.6300          6/6/95          5,000        $3.7500
  3/29/95          2,500        $3.3750          6/9/95          2,700        $3.7500
  3/29/95          5,000        $3.5000          6/9/95          1,100        $3.6250
  3/30/95          5,000        $3.5000         6/12/95         10,000        $3.5000
   4/3/95          3,000        $2.9375         6/14/95          4,000        $3.2500
   4/3/95         10,000        $3.3750         6/15/95          2,700        $3.4375
   4/3/95          3,500        $3.5000         6/16/95          7,700        $3.3750
   4/3/95         10,000        $3.6250         6/19/95          1,900        $3.9575
   4/4/95          1,500        $3.6250         6/19/95          3,000        $3.5000
   4/4/95          5,000        $3.3750         6/19/95          3,700        $3.2500
   4/4/95          5,000        $3.7500         6/20/95          5,000        $3.3750
   4/6/95          3,000        $3.3750         6/21/95          2,700        $3.5000
   4/7/95          3,000        $3.1250         6/27/95            300        $3.5000
  4/11/95          3,000        $2.9375         6/29/95          2,000        $3.7500
  4/13/95          6,000        $2.9375         6/29/95          3,000        $3.8750
  5/16/95          4,000        $3.1875         6/30/95          7,500        $3.5000
  5/19/95*         1,878        $0.4400          7/5/95          2,000        $3.8750

  Date of       Number      Purchase      Date of        Number      Purchase
Acquisition   of Shares       Price     Acquisition    of Shares       Price
-----------   ---------     --------    -----------    ---------     --------

   7/6/95        7,500      $ 3.5000        5/21/96      10,000      $ 3.5000

  8/15/95        5,300      $ 3.8750        6/12/96       5,000      $ 3.1250

  8/16/95        2,000      $ 3.8750        8/20/96       4,000      $ 3.2500

  8/18/95        2,000      $ 3.8750        8/20/96       1,000      $ 3.1250

  8/21/95        5,000      $ 3.8750         9/3/96       2,000      $ 3.2500

  8/22/95        1,200      $ 3.8750        9/19/96       2,000      $ 2.9400

 11/17/95       10,000      $ 3.6701        9/25/96       2,000      $ 3.1300

 11/20/95        9,000      $ 3.7500        9/25/96       5,000      $ 3.0000

 11/20/95        9,900      $ 3.5000        9/30/96       2,500      $ 3.0000

 11/24/95       16,000      $ 3.6880        9/30/96       2,000      $ 3.0000

 11/27/95        5,000      $ 3.6880        10/1/96       5,000      $ 3.0000

 11/28/95        2,000      $ 3.6880        10/2/96       2,000      $ 3.0000

 11/29/95        2,500      $ 3.6250        10/4/96       2,000      $ 3.0000

 11/30/95        5,500      $ 3.6250        11/4/96      10,000      $ 3.0620

  12/1/95        7,500      $ 3.6100       11/11/96      10,000      $ 2.8630

  12/4/95        2,500      $ 3.5000       11/12/96      10,000      $ 2.9980

 12/15/95       21,600      $ 2.7500       11/18/96      10,000      $ 2.9880

 12/15/95        5,500      $ 2.7600       11/20/96      10,000      $ 3.0000

 12/18/95        5,000      $ 3.0000       11/21/96       5,000      $ 3.0000

 12/18/95        2,600      $ 2.8750       11/26/96       5,000      $ 3.0000

 12/18/95        5,000      $ 2.8750       11/29/96      10,000      $ 2.9970

 12/18/95        5,000      $ 3.0000        12/2/96       5,000      $ 2.8800

 12/19/95        1,500      $ 3.0000        12/2/96       7,000      $ 3.0000

 12/19/95          200      $ 2.8750        12/2/96      10,000      $ 2.7500

 12/20/95        8,000      $ 3.0000        12/2/96       3,000      $ 2.8800

 12/22/95       10,000      $ 3.1250        12/3/96       5,000      $ 2.8500

 12/26/95        5,000      $ 3.2500       12/12/96      18,400      $ 2.5000

 12/28/95        2,200      $ 2.8750       12/12/96      31,600      $ 2.4400

   1/3/96        2,200      $ 2.8750       12/18/96      50,000      $ 2.4050

  1/12/96        3,100      $ 3.1250       12/30/96      20,000      $ 2.7500

  3/28/96        5,000      $ 2.8250       12/30/96       5,000      $ 2.6900

  3/29/96        3,000      $ 3.0000       12/31/96      35,000      $ 2.6212

  3/29/96        2,000      $ 3.0000         1/8/97       1,000      $ 2.8125

  5/20/96       15,000      $ 3.2917         1/8/97       4,000      $ 2.8750

  Date of        Number     Purchase        Date of       Number      Purchase
Acquisition    of Shares      Price       Acquisition   of Shares       Price
-----------    ---------    --------      -----------   ---------     --------

  1/29/97        7,800       $2.8750        4/15/97       50,000       $1.5000

  1/29/97        2,200       $2.7500         5/6/97       27,211       $2.6200

  1/29/97       10,000       $3.0000         6/3/97        5,000       $1.3750

  1/30/97       10,000       $2.8750         6/3/97       25,000       $1.2500

  3/17/97        1,000       $2.3750         6/3/97        4,500       $1.2500

  3/17/97       14,000       $2.5000         6/4/97       35,000       $1.5000

  3/17/97       10,000       $2.5000         6/5/97       24,200       $1.1767

  3/18/97       20,000       $2.6250         6/5/97       20,000       $1.1250

  3/26/97       20,000       $1.9750         6/6/97        5,000       $1.2500

  3/27/97       25,000       $2.0000        6/10/97       25,000       $1.1875

  3/27/97       20,000       $2.0000        6/10/97+      34,123       $0.4400

  3/31/97       10,400       $2.0000        6/17/97       25,000       $1.0750

  3/31/97        9,600       $2.0630        6/18/97       20,000       $1.0630

  3/31/97        7,000       $2.0000        6/27/97       47,700       $1.1250

   4/1/97       20,000       $1.9750        6/27/97        2,300       $1.0630

   4/2/97       20,000       $2.0000        8/14/97       25,000       $0.6850

   4/2/97       25,000       $2.0000        9/30/97    1,790,694       $1.3125

   4/4/97        5,000       $2.1250                   3,652,298

  4/11/97       50,000       $1.850


+  Acquired by Regent Private Capital Corp.
*  Warrants to purchase shares.

Note: Shares of the Company's common stock ("shares") beneficially owned by the Company's initial public offering included (1) 22,500 shares owned directly by the acquiring person, (2) 476,412 shares owned indirectly through Regent Private Capital Corp. ("Regent"), (3) 22,500 shares at $1.22 per share, (5) warrants held directly by the acquiring person to purchase 22,128 shares at $3.11 per share, (6) warrants held directly by the acquiring person to purchase 42,424 shares at $8.25 per share (7) warrants held by Regent to purchase 34,123 shares at $3.11 per share,
       (8) Series C preferred stock held directly by the acquiring person and convertible into 90,164 shares at $2.25 per share, and (9) Series C preferred stock held by Regent and convertible into 210,528 shares at $2.25 per share.

                             SILVERADO FOODS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 22, 1998

   The undersigned hereby appoints Lawrence D. Field and Timothy G. Bruer, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of Silverado Foods, Inc. (the "Company") to be held on the 22nd day of December, 1998, at 10:00 a.m., local time, at the AmeriSuites hotel at 7037 South Zurich Avenue, Tulsa, Oklahoma 74136 and at any and all adjournments thereof, on all matters coming before said meeting.

1. THE SALE TRANSACTION
   Proposal to approve and adopt (a) the Agreement of Stock Purchase and Sale, dated as of August 14, 1998, as amended on October 28, 1998 (as amended, the "Sale Agreement"), by and among the Company, Mom's Best Services, Inc., a Florida corporation and a wholly-owned subsidiary of the Company ("Existing Sub"); and Swander Pace Capital Fund, L.P., SPC GP Fund, LLC, SPC Executive Advisers Fund, LLC, SPC Associates Fund, LLC, and Silver Brands Partners, L.P., as the buyers (collectively, "Buyer"), (b) the sale (the "Sale") of substantially all of the business, operations and assets of the Company's Nonni's(R) Biscotti business to Buyer through a recapitalization of the Existing Sub, as contemplated by the Sale Agreement, and (c) the sale of the remaining operating assets of the Company following the Sale.
                         [_] FOR[_] AGAINST[_] ABSTAIN

2. AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT Proposal to approve an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's Common Stock.
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. APPROVAL OF CONTROL SHARES
   Proposal to confer and restore full voting rights to control shares of the Common Stock of the Company held by Lawrence D. Field in accordance with
   Section 1153 of the Oklahoma General Corporation Act.

                         [_] FOR[_] AGAINST[_] ABSTAIN

4. ELECTION OF DIRECTORS
   For the election of the six directors listed below, thus leaving one vacancy that may be filled by the Board of Directors at any time:

           [_] FOR ALL nominees   [_] WITHHOLD AUTHORITY
               listed below           to vote for all nominees below.
               (except as marked
               to the contrary
               below)

   Lawrence D. Field, Timothy G. Bruer, Gerald E. Milton, James K. Tolbert, Milton D. McKenzie and Sam L. Susser.

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

 ------------------------------------------------------------------------------

                           (Continued on other side)

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
   Ratification of Arthur Andersen LLP as independent auditors of the Company for 1998.

                         [_] FOR[_] AGAINST[_] ABSTAIN

6. ADJOURNMENT OR POSTPONEMENT OF THE MEETING
   Proposal to approve an adjournment or postponement of the meeting to another date or place for a period of not more than thirty (30) days for the purpose of soliciting additional proxies if the number of shares of the Company's Common Stock, represented at the meeting or by proxy is insufficient to constitute a quorum or, if a quorum is present, there are insufficient votes at the time of the meeting to approve the foregoing proposals.

                         [_] FOR[_] AGAINST[_] ABSTAIN

7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS THEREOF.
                         [_] FOR[_] AGAINST[_] ABSTAIN

 This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.
                                                DATED: __________________, 1998

                                                -------------------------------
                                                           Signature

                                                -------------------------------
                                                   Signature if Held Jointly

                                                Please sign exactly as name
                                                appears hereon, date and
                                                return promptly. When shares
                                                are held by joint tenants,
                                                both must sign. When signing
                                                as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give title as
                                                such. If a corporation, please
                                                sign in full corporate name by
                                                duly authorized officer and
                                                give title of officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person and give title or
                                                capacity of person signing.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.